UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

AVADEL PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee previously paid with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
AVADEL PHARMACEUTICALS PLC
Ten Earlsfort Terrace
Dublin 2, D02 T380
Ireland
TRANSACTION PROPOSED — YOUR VOTE IS VERY IMPORTANT
To Our Shareholders:
You are cordially invited to attend two special meetings of the shareholders of Avadel Pharmaceuticals plc (“Avadel”). The first, the special Irish High Court-ordered meeting, is to be held on [•], 2026 at [•] (Irish local time), at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland (the “Scheme Meeting”), and the second, the extraordinary general meeting of shareholders is to be held on [•], 2026 at [•] (Irish local time), at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland (the “EGM”), or, if the Scheme Meeting has not concluded by [•] (Irish local time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof). The Scheme Meeting and the EGM are referred to collectively as the “Special Meetings.”
As previously announced, on October 22, 2025, Avadel entered into a Transaction Agreement, as amended by Amendment No. 1 to the Transaction Agreement, dated November 18, 2025 (the “Transaction Agreement”), by and between Avadel and Alkermes plc, a public limited company incorporated in Ireland (“Alkermes”). Under the terms of the Transaction Agreement, subject to the satisfaction or, where applicable, waiver of the Conditions (as set out in Appendix III to the joint announcement issued by Alkermes and Avadel on October 22, 2025 pursuant to Rule 2.7 of the Irish Takeover Rules), Alkermes will acquire Avadel (the “Transaction”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Companies Act”), the terms of which are set out in full in “Part 3 — The Scheme of Arrangement” (the “Scheme”) of the accompanying proxy statement. If the Scheme becomes effective, Avadel will become a wholly owned subsidiary of Alkermes.
As consideration for the Transaction, holders of ordinary shares of Avadel, nominal value $0.01 per share (each an “Avadel Share” and such holders, the “Avadel Shareholders”), will be entitled to receive at the effective time of the Scheme (the “Effective Time”), $21.00 in cash for each Avadel Share held by them as of the Effective Time (the “Cash Consideration”) and a non-transferrable contingent value right entitling the holder to a potential additional payment of $1.50 for each Avadel Share held by them as of the Effective Time, contingent upon the achievement of the specified milestone set forth in the CVR Agreement (as defined below) (such contingent value rights, the “CVRs” and, together with the Cash Consideration, the “Scheme Consideration”).
Avadel equity awards will be treated as set forth in the Transaction Agreement, such that at the Effective Time:
•
each option to purchase Avadel Shares (each, an “Avadel Option”) granted under any Avadel equity incentive plan, program or arrangement under which equity awards are outstanding (the “Avadel Share Plans”) or otherwise, including each option with vesting based all or partially on performance conditions (each, an “Avadel Performance-Based Option”) having an exercise price less than the Cash Consideration (each such option, an “Avadel Cash-Out Option”) that is outstanding as of immediately prior to the Effective Time, whether or not vested, will be cancelled and, in exchange therefor, the holder of such cancelled Avadel Cash-Out Option will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel Cash-Out Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Avadel Share under such Avadel Cash-Out Option and (ii) one CVR for each Avadel Share subject to such Avadel Cash-Out Option immediately prior to the Effective Time (without regard to vesting);

•
each Avadel Option with an exercise price equal to or greater than the Cash Consideration that is outstanding immediately prior to the Effective Time, whether or not vested, will be cancelled for no consideration;

•
each award of restricted share units representing the right to receive one or more Avadel Shares or the cash value thereof upon vesting and settlement, whether granted pursuant to the Avadel Share Plans or otherwise (each, an “Avadel RSU Award”) that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled Avadel RSU Award will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel RSU Award immediately prior to the Effective Time multiplied by (y) the Cash Consideration and (ii) one CVR for each Avadel Share subject to such Avadel RSU Award immediately prior to the Effective Time (without regard to vesting); and

•
each award of Avadel Shares subject to vesting restrictions or forfeiture back to Avadel (each, an “Avadel Restricted Stock Award”), whether granted pursuant to the Avadel Share Plans or otherwise that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will be treated in the same manner as all other Avadel Shares.

You are being asked to vote on a proposal to approve the Scheme at both the Scheme Meeting and the EGM, as well as an additional proposal being presented at the EGM to amend Avadel’s Articles of Association that Avadel Shareholders must approve in order to properly implement the Scheme and upon which the Transaction is conditioned. At the EGM, Avadel Shareholders are also being asked to approve, on a non-binding, advisory basis, certain specified compensatory arrangements between Avadel and its named executive officers. The Scheme is also subject to sanction by the Irish High Court. More information about the Transaction and the proposals is contained in the accompanying proxy statement. You are urged to read the accompanying proxy statement, including the annexes and the documents incorporated by reference therein, carefully and in their entirety.
Your proxy is being solicited by the members of the Avadel Board of Directors (the “Avadel Board”).
After careful consideration, the members of the Avadel Board have unanimously determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are in the best interests of Avadel and the Avadel Shareholders and that the terms of the Scheme are fair and reasonable. Additional information regarding interests in the transaction of the Avadel directors and officers may be found in the section of the accompanying proxy statement entitled “The Transaction —  Interests of Certain Persons in the Transaction.” The Avadel Board unanimously recommends that you vote “FOR” all proposals. In considering the recommendation of the Avadel Board, you should be aware that certain directors and executive officers of Avadel may have interests in the proposed Transaction that are in addition to, or different from, any interests they might have as Avadel Shareholders. See the section of the accompanying proxy statement entitled “The Transaction — Interests of Certain Persons in the Transaction” for more information. Your vote is very important. Please vote as soon as possible whether or not you plan to attend the Special Meetings, by following the instructions in the accompanying proxy statement.
On behalf of the Avadel Board, thank you for your consideration and continued support.
Sincerely,
Jerad G. Seurer
General Counsel & Corporate Secretary
The accompanying proxy statement is dated [•], 202[•], and is first being mailed to Avadel Shareholders on or about [•], 202[•].
Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the Transaction, passed upon the merits or fairness of the Transaction Agreement or the transactions contemplated by it or if the information contained in the accompanying proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

ADDITIONAL INFORMATION
The accompanying proxy statement incorporates by reference important business and financial information about Avadel from documents that are not included in or delivered with the accompanying proxy statement. Avadel files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC. The SEC’s Internet site can be found at http://www.sec.gov. Avadel also maintains an Internet site that contains the reports, proxy statements and other information that it files with the SEC. Avadel’s Internet site can be found at https://www.avadel.com. Information found on, or accessible through, Avadel’s website is not a part of and is not incorporated into, the accompanying proxy statement. The information incorporated into the accompanying proxy statement from other documents is also available to you without charge upon your written or oral request. The documents incorporated by reference will not be provided to you unless they are requested by you. You can obtain the documents incorporated by reference into the accompanying proxy statement by requesting them in writing or by telephone from Avadel at the following address or telephone number:
Avadel Pharmaceuticals plc
Ten Earlsfort Terrace
Dublin 2, D02 T380
Ireland
Attn: General Counsel & Company Secretary
+353 1 901 5201 (Ireland)
In addition, if you have questions about the Transaction or the Special Meetings, or if you need to obtain copies of the accompanying proxy statement, proxy cards or other documents incorporated by reference into the accompanying proxy statement, you may contact Avadel’s proxy solicitor for the Special Meetings using the contact information listed below. You will not be charged for any of the documents you request.
Innisfree M&A Incorporated
501 Madison Ave Floor 20
New York, NY 10022
Shareholders in the US and Canada may call toll free:
(877) 687-1874
Shareholders outside the US and Canada may call:
+1 (412) 232-3651
Banks and Brokers may call collect:
(212) 750-5833
If you would like to request documents, please do so by [•] (U.S. Eastern Time) on [•], 202[•] in order to receive them before the Special Meetings.
For a more detailed description of the information incorporated by reference into the accompanying proxy statement and how you may obtain it, see the section of the accompanying proxy statement entitled “Where You Can Find More Information.”
THE ACCOMPANYING PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THE ACCOMPANYING PROXY STATEMENT TO VOTE YOUR AVADEL SHARES AT THE SCHEME MEETING AND EGM. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. THE ACCOMPANYING PROXY STATEMENT IS DATED [•], 202[•]. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE ACCOMPANYING PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THE ACCOMPANYING PROXY STATEMENT TO AVADEL SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

AVADEL PHARMACEUTICALS PLC
Ten Earlsfort Terrace
Dublin 2, D02 T380
Ireland
NOTICE OF SCHEME MEETING OF SHAREHOLDERS
THE HIGH COURT, 2025 No. [•] COS
IN THE MATTER OF AVADEL PHARMACEUTICALS PLC
— and —
IN THE MATTER OF THE COMPANIES ACT 2014
NOTICE IS HEREBY GIVEN that, by an order dated [•], 202[•] made in the above matter, the Irish High Court has (in accordance with section 450 of the Irish Companies Act 2014 (the “Companies Act”)) directed a meeting (the “Scheme Meeting”) to be convened of the registered holders of Avadel Shares (as defined in the proposed scheme of arrangement that is included in the document of which this Notice forms a part) in the capital of Avadel Pharmaceuticals plc (“Avadel”) for the purpose of considering and, if thought fit, approving (i) a resolution to approve (with or without modification) a scheme of arrangement pursuant to Chapter 1 of Part 9 of the Companies Act proposed to be made between Avadel and the holders of the Scheme Shares (the “Scheme”) and (ii) any motion by the chair of the Scheme Meeting to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme (together, the “Scheme Meeting Proposals”) and that such meeting will be held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on [•], 2026, commencing at [•] (Irish local time), at which place and time all registered holders of Avadel Shares are invited to attend. The Scheme Meeting Proposals may be voted on in such order as is determined by the Chair of the Scheme Meeting:
The resolution to approve the Scheme shall be in the following terms:
Scheme Meeting Proposal 1:
“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be agreed to.”
To be passed, the resolution to approve the Scheme requires the approval at the Scheme Meeting (or any adjournment of such meeting) of a majority in number of Avadel Shareholders of record as of 5:00 p.m. (U.S. Eastern Time) on November 25, 2025 (the “Voting Record Time”) representing at least seventy-five percent (75%) in value of the Avadel Shares present and voting either in person or by proxy at the Scheme Meeting. The quorum for the Scheme Meeting shall be at least five or more registered holders of Avadel Shares present (in person or by proxy) holding not less than a majority of the issued and outstanding Avadel Shares entitled to vote at the Scheme Meeting. Registered holders of Avadel Shares who have submitted properly executed or transmitted proxies that are marked “abstain” will be treated as present for purposes of determining a quorum.
In the event that there is a motion by the Chair of the Scheme Meeting to adjourn the Scheme Meeting to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme, such resolution shall be in the following terms:
Scheme Meeting Proposal 2:
“That, any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme, be approved.”

To be passed, the resolution to adjourn the Scheme Meeting (or any adjournment of such meeting) requires the approval at the Scheme Meeting of at least a simple majority (being more than fifty percent (50%)) of the votes cast by the Avadel Shareholders of record as of the Voting Record Time present and voting in person or by proxy.
A copy of the Scheme and a copy of the explanatory statement required to be furnished pursuant to Section 452 of the Companies Act are incorporated into the document of which this Notice forms part. Capitalized terms used in this Notice have the meanings given to them in the document of which this Notice forms part (save as otherwise defined in this Notice).
By the said order, the Irish High Court has designated Geoffrey Glass, Chair of the board of directors of Avadel, or, failing him, any other director of Avadel as the board of directors of Avadel may determine, to act as Chair of the Scheme Meeting and has directed the Chair to report the result thereof to the Irish High Court.
Subject to, amongst other items, the approval of the resolution to approve the Scheme proposed at the meeting convened by this Notice and resolutions 1 and 2 to be proposed at the extraordinary general meeting of Avadel convened for [•], 2026, the prior satisfaction or, where applicable, waiver of the other Conditions (as defined in the Scheme) to the completion of the Scheme (other than those Conditions which by their nature cannot be satisfied prior to the hearing by the Irish High Court of the application to sanction the Scheme) and the availability of the Irish High Court, the hearing by the Irish High Court of the application to sanction the Scheme is anticipated to be heard in [•], 2026.
The Scheme will be subject to the subsequent sanction of the Irish High Court.
Arthur Cox LLP
Irish Legal Counsel for Avadel
Ten Earlsfort Terrace
Dublin 2, D02 T380, Ireland
Dated: [•], 202[•]

Statement of Procedures
Availability of documents and information in connection with the Scheme Meeting

1.
Information regarding the Scheme Meeting, including the full, unabridged text of the documents and resolutions to be submitted to the Scheme Meeting, will be available at www.envisionreports.com/AVDL.

Entitlement to attend and vote

2.
Only those Avadel Shareholders registered in the register of members of Avadel at the Voting Record Time (being 5:00 p.m. (U.S. Eastern Time) on November 25, 2025) are entitled to receive notice of, attend, speak and vote at the Scheme Meeting, or if relevant, any adjournment thereof. Changes in the register after that time and date will be disregarded in determining the right of any person to attend and/or vote at the meeting or any adjournment thereof. Attending the Scheme Meeting in person is not required in order to vote.

3.
The Scheme Meeting will be held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on [•], 2026 commencing at [•] (Irish local time). If you are an Avadel Shareholder of record as of the Voting Record Time and you wish to attend the Scheme Meeting in person, you are recommended to arrive at least 15 minutes before the time appointed for the holding of the Scheme Meeting to allow time for registration. You will be entitled to be admitted to the meeting as an Avadel Shareholder of record only if your shareholder status may be verified by checking your name against the register of members of Avadel.

Appointment of proxies
4.
An Avadel Shareholder of record who is entitled to attend, speak and vote at the Scheme Meeting is entitled to appoint a proxy (or more than one proxy as alternates) using the form of proxy card set out in section 184 of the Companies Act or the form of proxy card accompanying this Notice and proxy statement, to attend, speak and vote instead of the shareholder (please see notes 5 to 7 below). Beneficial owners of Avadel Shares who are not shareholders of record of such shares (for example those who hold their interests in Avadel Shares in “street name” through a bank, broker or other nominee) should see notes 8 to 10 below and consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments and voting instructions for the Scheme Meeting.

5.
To be valid, a proxy card and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority) must be delivered to Avadel’s Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland (if delivered by hand or by mail in accordance with the instructions on the voter instruction form or proxy card, during normal business hours) as soon as possible but, in any event, so as to be received no later than 11:59 p.m. (Irish local time) (being 6:59 p.m. U.S. Eastern Time) on [•], 202[•]. Avadel Shareholders of record as of the Voting Record Time may also submit a proxy or proxies via the Internet by accessing the website www.envisionreports.com/AVDL or vote by telephone by calling 1-800-652-VOTE (8683) anytime up to 11:59 p.m. (Irish local time) on [•], 202[•]. All proxies submitted by internet or by telephone will be forwarded to Avadel’s registered address electronically. If a proxy card for the Scheme Meeting is not lodged by the relevant time, it may also be handed to the Chair before the start of the Scheme Meeting.

6.
In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Avadel in respect of a joint holding.

7.
Any Avadel Shareholder of record as of the Voting Record Time which is a corporation, limited liability company or partnership and wishes to attend, speak and vote at the Scheme Meeting must appoint a proxy or a corporate representative who may exercise on its behalf all of its powers. A shareholder that is a corporation, limited liability company or partnership, may execute a proxy card either under its common seal or under the hand of an officer or attorney, duly authorized.

Further information for participants holding interests in “street name”
8.
Beneficial owners of Avadel Shares who are not the shareholders of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee), are advised to consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments or voting instructions for the Scheme Meeting.

9.
If your shares are held in “street name” in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions the bank, broker or other nominee provides you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

10.
Beneficial owners of Avadel Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) at the Voting Record Time are invited to attend the Scheme Meeting but may not vote their shares in person at the meeting unless they obtain a legal proxy from their bank, broker or other nominee. To request a legal proxy, please contact your bank, broker or other nominee holder of record. In order to be entitled to be admitted to the Scheme Meeting, holders of interests in Avadel Shares held in “street name” will need a form of photo identification and valid proof of ownership of their Avadel Shares. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.

Deadlines for receipt by Avadel of proxy voting instructions
11.
All proxy appointments and voting instructions (whether submitted directly or through a bank, broker or other nominee) must be received by Avadel’s Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland no later than 11:59 p.m. (Irish local time) on [•], 202[•]. However, persons holding Avadel Shares through a bank, broker or other nominee will also need to comply with any additional voting deadlines imposed by such bank, broker or other nominee. All persons affected are recommended to consult with their bank, broker or other nominee at the earliest opportunity.

12.
If a proxy card is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, by the Chair of the Scheme Meeting or by any other person duly appointed as proxy by the shareholder. If you sign and return your proxy cards appointing the Chair as your proxy but do not mark your cards to tell the proxy how to vote on a voting item, your shares will be voted in respect of such voting item at the discretion of the Chair.

13.
By Order of the Irish High Court made on [•], 202[•], the Irish High Court has appointed Geoffrey Glass, Chair of the board of directors of Avadel, or, failing him, any other director of Avadel as the board of directors of Avadel may determine, to act as Chair of the Scheme Meeting and has directed the Chair to report the result thereof to the Irish High Court.

Voting rights

14.
The resolutions at the Scheme Meeting shall be decided on a poll. Every Avadel Shareholder of record as of the Voting Record Time will have one vote for every Avadel Share carrying voting rights of which he, she or it is the holder as of the Voting Record Time. An Avadel Shareholder of record as of the Voting Record Time (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way.
15.
In order for the resolution to approve the Scheme at the Scheme Meeting to pass, it requires the approval at the Scheme Meeting by a majority in number of the Avadel Shareholders of record as of the Voting Record Time present and voting, either in person or by proxy, representing at least seventy-five percent (75%) in value of the Avadel Shares, voted at such meeting, either in person or by proxy.

16.
In order for the resolution to adjourn the Scheme Meeting (or any adjournment of such meeting) at the Scheme Meeting to pass, it requires the approval at the Scheme Meeting of at least a simple majority (being more than fifty percent (50%)) of the votes cast by the Avadel Shareholders of record as of the Voting Record Time present and voting in person or by proxy.

17.
Because the votes required to approve the proposals at the Scheme Meeting are based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposals.

YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE SCHEME MEETING (WHETHER IN PERSON OR BY PROXY) SO THAT THE IRISH HIGH COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF AVADEL SHAREHOLDER OPINION. TO ENSURE YOUR REPRESENTATION AT THE SCHEME MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY (OR A FORM OF PROXY IN SUCH OTHER FORM AS MAY BE PERMITTED BY IRISH COMPANY LAW) AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR TO PROVIDE A PROXY AND VOTE BY INTERNET OR TELEPHONE IN THE MANNER PROVIDED ABOVE. IF YOU ATTEND THE SCHEME MEETING AS A SHAREHOLDER OF RECORD, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

AVADEL PHARMACEUTICALS PLC
Ten Earlsfort Terrace
Dublin 2, D02 T380
Ireland
NOTICE OF EXTRAORDINARY GENERAL MEETING
OF
AVADEL PHARMACEUTICALS PLC
NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (“EGM”) of Avadel Pharmaceuticals plc (“Avadel”) will be held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on [•], 2026, commencing at [•] (Irish local time) or, if later, as soon thereafter as the special Irish High Court-ordered meeting (the “Scheme Meeting”) shall have been concluded or adjourned, for the purpose of considering and, if thought fit, passing the following resolutions of which resolutions 1, 3 and 4 will be proposed as ordinary resolutions and resolution 2 will be proposed as a special resolution (collectively, the “Avadel Proposals”).
The Avadel Proposals may be voted on in such order as is determined by the Chair of the EGM:
1.
Ordinary Resolution: Approval of the Scheme

“That, subject to the approval by the requisite majority at the Scheme Meeting, the scheme of arrangement that is included in the document of which this Notice forms part (the “Scheme”) (a copy of which has been produced to the meeting and, for the purposes of identification, signed by the Chair thereof) in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be approved and the directors of Avadel be authorized to take all such action as they consider necessary or appropriate for carrying the Scheme into effect.”
2.
Special Resolution: Amendment of Articles of Association

“That, subject to the Scheme becoming effective, the Articles of Association of Avadel be amended by adding the following new article 145:
“145. Scheme of Arrangement
(a)
In this article 145, the “Scheme” means the scheme of arrangement dated [•], 202[•] between the Company and the holders of the scheme shares (which comprise the ordinary shares of the Company that are transferred under the Scheme) (the “Scheme Shares”) under Chapter 1 of Part 9 of the Act in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court of Ireland. Unless otherwise defined, expressions defined in the Scheme shall have the same meanings in this article 145.

(b)
Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in any general meeting, if the Company allots and issues any ordinary shares (other than to Alkermes plc (“Alkermes”) and/or its nominee(s)) on or after the Voting Record Time and prior to the Scheme Record Time, such shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those shares shall be bound by the Scheme accordingly.

(c)
Notwithstanding any other provision of these articles, if any new ordinary shares of the Company are allotted or issued to any person (other than to Alkermes and/or its nominee(s)) (a “new member”) on or after the Scheme Record Time, the new member shall, provided that the Scheme has become effective, have such shares transferred immediately, free of all encumbrances, to Alkermes and/or its nominee(s) in consideration of and conditional on the payment by Alkermes to the new member of the Scheme Consideration to which the new member would have been entitled under the terms of the Scheme had such ordinary shares transferred to Alkermes hereunder been Scheme Shares at the Scheme Record Time.
(d)
In order to give effect to any such transfer required by this article 145, the Company may appoint any person to act, and who shall be authorised, as attorney and/or agent for and in the name of, any new member, without the need for any further action being required to give effect thereto, to execute and deliver a form of transfer on behalf of, or as attorney for and in the name of, the new member in favour of Alkermes and/or its nominee(s). Subject to the Scheme becoming effective, pending the registration of Alkermes as a holder of any share to be transferred under this article 145, the new member shall not be entitled to exercise any rights attaching to any such shares unless so agreed by Alkermes and Alkermes shall be irrevocably empowered to appoint a person nominated by Alkermes to act as attorney or agent on behalf of any holder of that share in accordance with any directions Alkermes may give in relation to any dealings with or disposal of that share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder(s) of that share must exercise all rights attaching to it in accordance with the directions of Alkermes.

(e)
In the absence of bad faith or willful default, none of Alkermes, the Company, any person or nominee appointed by Alkermes, the Company or their respective agents shall have any liability for any loss or damage arising as a result of sale or transfer (including as a result of the timing or terms of such sale or transfer) or any instrument of transfer executed and/or delivered or any other thing done for or on behalf of any new member or otherwise pursuant to this article 145.””

3.
Ordinary Resolution (non-binding, advisory): Advisory Vote on Compensatory Arrangements between Avadel and its Named Executive Officers

“That, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction (as more particularly described in the section of the accompanying proxy statement entitled “The Transaction — Quantification of Payments and Benefits to Avadel’s Named Executive Officers”) be approved.”
4.
Ordinary Resolution: Adjournment of the EGM

“That, any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve resolutions 1 and/or 2 be approved.”
By order of the Avadel Board
Jerad G. Seurer
General Counsel and Company Secretary
Avadel Pharmaceuticals plc
Ten Earlsfort Terrace,
Dublin 2, D02 T380, Ireland
Dated: [•], 202[•]

Statement of Procedures
Availability of documents and information in connection with the EGM

1.
Information regarding the EGM, including the full, unabridged text of the documents and resolutions to be submitted to the EGM will be available at www.envisionreports.com/AVDL.

Entitlement to attend and vote

2.
Only those Avadel Shareholders registered in the register of members of Avadel at the Voting Record Time (being 5:00 p.m. (U.S. Eastern Time) on November 25, 2025) are entitled to receive notice of, attend, speak and vote at the EGM, or if relevant, any adjournment thereof. Changes in the register after that time and date will be disregarded in determining the right of any person to attend and/or vote at the meeting or any adjournment thereof. Attending the EGM in person is not required in order to vote.

3.
The EGM will be held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on [•], 2026, commencing at [•] (Irish local time), or, if later, as soon thereafter as the Scheme Meeting shall have been concluded or adjourned. You are recommended to arrive at least 15 minutes before the time appointed for the holding of the EGM to allow time for registration. You will be entitled to be admitted to the meeting as an Avadel Shareholder of record only if your shareholder status may be verified by checking your name against the register of members of Avadel.

Appointment of proxies
4.
An Avadel Shareholder of record who is entitled to attend, speak and vote at the EGM is entitled to appoint a proxy (or more than one proxy), using the form of proxy card set out in section 184 of the Companies Act or the form of proxy card accompanying this Notice and proxy statement, to attend, speak and vote instead of the shareholder (please see notes 5 to 7 below). Beneficial owners of Avadel Shares who are not shareholders of record of such shares (for example those who hold their interests in Avadel Shares in “street name” through a bank, broker or other nominee) should see notes 8 to 10 below and consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments and voting instructions for the EGM.

5.
To be valid, a proxy card and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority) must be delivered to Avadel’s Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland (if delivered by hand or by mail in accordance with the instructions on the voter instruction form or proxy card, during normal business hours) as soon as possible but, in any event, so as to be received no later than 11:59 p.m. (Irish local time) on [•], 202[•]. Avadel Shareholders of record as of the Voting Record Time may also submit a proxy or proxies via the Internet by accessing the website www.envisionreports.com/AVDL or vote by telephone by calling 1-800-652-VOTE (8683) anytime up to 11:59 p.m. (Irish local time) on [•], 202[•]. All proxies submitted by internet or by telephone will be forwarded to Avadel’s registered address electronically. If a proxy card for the EGM is not lodged by the relevant time, it may also be handed to the Chair of the EGM before the start of the EGM.

6.
In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy), will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Avadel in respect of a joint holding.

7.
Any Avadel Shareholder of record as of the Voting Record Time which is a corporation, limited liability company or partnership and wishes to attend, speak and vote at the EGM must appoint a proxy or a corporate representative who may exercise on its behalf all of its powers. A shareholder that is a corporation, limited liability company or partnership, may execute a proxy card either under its common seal or under the hand of an officer or attorney, duly authorized.

Further information for participants holding interests in “street name”
8.
Beneficial owners of Avadel Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) are advised to consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments or voting instructions for the EGM.

9.
If your Avadel Shares are held in “street name” in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions the bank, broker or other nominee provides you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

10.
Beneficial owners of Avadel Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) at the Voting Record Time are invited to attend the EGM but may not vote their shares in person at the meeting unless they obtain a legal proxy from their bank, broker or other nominee. To request a legal proxy, please contact your bank, broker or other nominee holder of record. In order to be entitled to be admitted to the EGM, holders of interests in Avadel Shares held in “street name” will need a form of photo identification and valid proof of ownership of their Avadel Shares. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.

Deadlines for receipt by Avadel of proxy voting instructions
11.
All proxy appointments and voting instructions (whether submitted directly or through a bank, broker or other nominee) must be received by Avadel’s Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland no later than 11:59 p.m. (Irish local time) on [•], 202[•]. However, persons holding Avadel Shares through a bank, broker or other nominee will also need to comply with any additional voting deadlines imposed by such bank, broker or other nominee. All persons affected are recommended to consult with their bank, broker or other nominee at the earliest opportunity.

12.
If a proxy card is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, by the Chair of the EGM or any other person duly appointed as proxy by the shareholder. If you sign and return your proxy cards appointing the Chair as your proxy but do not mark your cards to tell the proxy how to vote on a voting item, your shares will be voted in respect of such voting item at the discretion of the Chair.

Voting rights

13.
The resolutions at the EGM shall be decided on a poll. Every Avadel Shareholder of record as of the Voting Record Time will have one vote for each Avadel Share carrying voting rights of which he, she or it is the holder as of the Voting Record Time. An Avadel Shareholder of record as of the Voting Record Time (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way.

14.
At the EGM, the requisite approval of each of the resolutions depends on whether it is (a) an “ordinary resolution,” which requires the approval of at least a simple majority (being more than fifty percent (50%)) of the votes cast by the Avadel Shareholders of record as of the Voting Record Time present and voting (in person or by proxy) at the EGM, or (b) a “special resolution,” which requires the approval of at least seventy five percent (75%) of the votes cast by Avadel Shareholders of record as of the Voting Record Time present and voting (in person or by proxy) at the EGM.

The quorum for the EGM shall be at least five or more registered holders of Avadel Shares as of the Voting Record Time present either in person or by proxy holding not less than a majority of the issued and outstanding Avadel Shares entitled to vote at the EGM. Registered holders of Avadel

Shares who have submitted properly executed or transmitted proxies that are marked “abstain” will be treated as present for purposes of determining a quorum.
15.
Because the vote required to approve each proposal at the EGM is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on any such proposal.

YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE EGM (WHETHER IN PERSON OR BY PROXY). TO ENSURE YOUR REPRESENTATION AT THE EGM, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY (OR A FORM OF PROXY IN SUCH OTHER FORM AS MAY BE PERMITTED BY IRISH COMPANY LAW) AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR TO PROVIDE A PROXY AND VOTE BY INTERNET OR TELEPHONE IN THE MANNER PROVIDED ABOVE. IF YOU ATTEND THE EGM AS A SHAREHOLDER OF RECORD, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

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SUMMARY
This summary highlights selected information contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you should read carefully this entire proxy statement, including the annexes and the documents referred to or incorporated by reference into this proxy statement. The page references have been included in this summary to direct you to a more complete description of the topics presented below. See also the section of this proxy statement entitled “Where You Can Find More Information.” Unless otherwise specified, all references in this proxy statement to “Avadel” refer to Avadel Pharmaceuticals plc, a public limited company incorporated in Ireland; all references in this proxy statement to “Alkermes” refer to Alkermes plc, a public limited company incorporated in Ireland; all references to the “Transaction Agreement” refer to the Transaction Agreement, dated as of October 22, 2025, by and between Avadel and Alkermes a copy of which is included as Annex A to this proxy statement, as amended by Amendment No. 1 to the Transaction Agreement, dated November 18, 2025, a copy of which is included as Annex B to this proxy statement and all references to the “conditions appendix” refer to the conditions to the Transaction and the Scheme (each as defined herein), a copy of which is included as Annex C to this proxy statement. Unless otherwise indicated, all references to “dollars” or “$” in this proxy statement are references to U.S. dollars.
Parties to the Transaction (Page 59)
Alkermes
Alkermes is a global biopharmaceutical company that seeks to develop innovative medicines in the field of neuroscience. Alkermes has a portfolio of proprietary commercial products for the treatment of alcohol dependence, opioid dependence, schizophrenia and bipolar I disorder, and a pipeline of clinical and preclinical candidates in development for neurological disorders, including narcolepsy and idiopathic hypersomnia (“IH”). Alkermes is a public limited company incorporated in Ireland whose ordinary shares are listed on the Nasdaq Global Select Market (“Nasdaq Select”) under the ticker “ALKS.”
Alkermes’ principal executive offices are located at Connaught House, 1 Burlington Road Dublin 4, Ireland, D04 C5Y6, its telephone number is +353 1 722 8000 and its website is www.alkermes.com. Information on Alkermes’ website is not incorporated by reference into or otherwise part of this proxy statement. For more information about Alkermes, see the section of this proxy statement entitled “Parties to the Transaction — Alkermes.”
Avadel
Avadel is a biopharmaceutical company focused on transforming medicines to transform lives. Avadel’s approach includes applying innovative solutions to the development of medications that address the challenges patients face with current treatment options. Avadel’s commercial product, LUMRYZ™, was approved by the U.S. Food & Drug Administration (“FDA”) as the first and only once-at-bedtime oxybate for extended-release oral suspension for the treatment of cataplexy or excessive daytime sleepiness (“EDS”) in patients seven (7) years of age and older with narcolepsy. Avadel is a public company registered in Ireland whose ordinary shares are listed on the Nasdaq Global Market (“Nasdaq Global”) under the ticker “AVDL.”
Avadel’s principal executive offices are located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, its telephone number is + 353 1 901 5201 and its website is www.avadel.com. Information on Avadel’s website is not incorporated by reference into or otherwise part of this proxy statement. For more information about Avadel, see the section of this proxy statement entitled “Parties to the Transaction — Avadel.”
The Transaction (Page 6)
On October 22, 2025, Avadel entered into the Transaction Agreement by and between Avadel and Alkermes, which is attached as Annex A to this proxy statement and incorporated by reference herein (the “Original Transaction Agreement”). On November 18, 2025, Avadel entered into Amendment No. 1 to the Transaction Agreement by and between Avadel and Alkermes, which is attached as Annex B to this proxy statement and incorporated by reference herein (the “Transaction Agreement Amendment”). The Original Transaction Agreement, as amended by the Transaction Agreement Amendment is referred to in this proxy statement as the “Transaction Agreement.” Under the terms of the Transaction Agreement, Alkermes will acquire Avadel (the “Transaction”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Companies Act”) (the “Scheme”). As a result of the Scheme, as set forth in “Part 3 — the Scheme of Arrangement” of this proxy statement, Avadel will become a wholly owned subsidiary of Alkermes.
The Transaction Agreement Amendment increased the amount payable in cash at the completion of the Transaction from $18.50 per ordinary share, nominal value $0.01 per share, of Avadel (each, an “Avadel Share”) to $21.00 per Avadel Share, among other things, as described in the section entitled “The Transaction Agreement” of this proxy statement.
Structure of the Transaction (Page 60)
Pursuant to the Transaction, Alkermes will acquire the entire issued and to be issued ordinary share capital of Avadel, in accordance with the terms of the Transaction Agreement, by way of the Scheme. Upon the completion of the Transaction (the “Completion”), Avadel will be a wholly owned subsidiary of Alkermes.
Alkermes reserves the right, subject to the consent of the Irish Takeover Panel (if required), to effect the Transaction by way of an offer, in accordance with the Transaction Agreement, for the entire issued share capital of Avadel (other than Avadel Shares beneficially owned by Alkermes or any member of the Alkermes group (being Alkermes and all of its subsidiaries) (if any) and any Avadel Shares held by any member of the Avadel group (being Avadel and all of its subsidiaries)), as an alternative to the Scheme, in the circumstances described in and subject to the terms of the Transaction Agreement (a “Takeover Offer”). In the event the Transaction is structured as a Takeover Offer, such offer will be implemented on terms and conditions that are at least as favorable to the holders of Avadel Shares (the “Avadel Shareholders”) and the Avadel equity award holders as those which would apply in relation to the Scheme (except for an acceptance condition set at eighty percent (80%) of the nominal value of the Avadel Shares to which such offer relates and which are not already beneficially owned by Alkermes, or such lesser percentage (being more than fifty percent (50%)), as Alkermes may, with the consent of Avadel and the Irish Takeover Panel (if required) decide).
Scheme Consideration to Avadel Shareholders (Page 60)
At the effective time of the Scheme (the “Effective Time”), Avadel Shareholders will be entitled to receive $21.00 in cash for each Avadel Share held by them as of the Effective Time (the “Cash Consideration”) and a non-transferrable contingent value right entitling the holder to a potential additional payment of $1.50 for each Avadel Share held by them as of the Effective Time, contingent upon the achievement of the specified milestones set forth in the CVR Agreement (as defined below) (such contingent value rights, the “CVRs” and, together with the Cash Consideration, the “Scheme Consideration”).
Treatment of Avadel Equity Awards (Page 60)
Avadel equity awards will be treated as set forth in the Transaction Agreement, such that at the Effective Time:
•
each option to purchase Avadel Shares (each, an “Avadel Option”) granted under any Avadel equity incentive plan, program or arrangement under which equity awards are outstanding (the “Avadel Share Plans”) or otherwise, including each option with vesting based all or partially on performance conditions (each, an “Avadel Performance-Based Option”) having an exercise price less than the Cash Consideration (each such option, an “Avadel Cash-Out Option”) that is outstanding as of immediately prior to the Effective Time, whether or not vested, will be cancelled and, in exchange therefor, the holder of such cancelled Avadel Cash-Out Option will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel Cash-Out Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Avadel Share under such Avadel Cash-Out Option and (ii) one CVR for each Avadel Share subject to such Avadel Cash-Out Option immediately prior to the Effective Time (without regard to vesting);

•
each Avadel Option with an exercise price equal to or greater than the Cash Consideration that is outstanding immediately prior to the Effective Time, whether or not vested, will be cancelled for no consideration;

•
each award of restricted share units representing the right to receive one or more Avadel Shares or the cash value thereof upon vesting and settlement, whether granted pursuant to the Avadel Share Plans or otherwise (each, an “Avadel RSU Award”) that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled Avadel RSU Award will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel RSU Award immediately prior to the Effective Time multiplied by (y) the Cash Consideration and (ii) one CVR for each Avadel Share subject to such Avadel RSU Award immediately prior to the Effective Time (without regard to vesting); and

•
each award of Avadel Shares subject to vesting restrictions or forfeiture back to Avadel (each, an “Avadel Restricted Stock Award”), whether granted pursuant to the Avadel Share Plans or otherwise that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will be treated in the same manner as all other Avadel Shares.

Recommendation of the Avadel Board and Avadel’s Reasons for the Transaction (Page 20)
The Board of Directors of Avadel (the “Avadel Board”) has unanimously approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are in the best interests of Avadel and its shareholders and that the terms of the Scheme as contemplated by the Transaction Agreement are fair and reasonable.
The Avadel Board unanimously recommends that Avadel Shareholders vote:
•
“FOR” the proposal to approve the Scheme at the special Irish High Court-ordered meeting (the “Scheme Meeting”) (such resolution, the “Scheme Meeting Resolution”);

•
“FOR” the proposal, at the Scheme Meeting, to approve any motion by the Chair of the Scheme Meeting to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme (the “Scheme Meeting Adjournment Resolution”);

•
“FOR” the proposal, at the extraordinary general meeting of shareholders (the “EGM”) to approve the Scheme and authorize the directors of Avadel to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect (the “Scheme Approval Resolution”);

•
“FOR” the proposal, at the EGM, to amend the Articles of Association of Avadel so that any Avadel Shares that are issued on or after 5:00 p.m. (U.S. Eastern Time) on November 25, 2025 (the “Voting Record Time”) to persons other than Alkermes or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Alkermes and/or its nominee(s) for the Scheme Consideration (the “Articles of Association Amendment Resolution”);

•
“FOR” the proposal, at the EGM, to approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction (the “Compensation Resolution”); and

•
“FOR” the proposal, at the EGM, to approve any motion by the Chair of the EGM to adjourn the EGM, or any adjournments thereof, to solicit additional proxies in favor of the approval of the resolutions if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution (the “EGM Adjournment Resolution”).

The Avadel Board considered many factors in making its determination that the Transaction Agreement and the transactions contemplated thereby, including the Scheme, are in the best interests of Avadel and Avadel Shareholders, and that the terms of the Scheme as contemplated by the Transaction Agreement are fair and reasonable. For a more complete discussion of these factors, see the section of this proxy statement entitled “The Transaction — Recommendation of the Avadel Board and Avadel’s Reasons for the Transaction.”

v

In considering the recommendation of the Avadel Board, you should be aware that certain directors and executive officers of Avadel have interests in the Transaction that are in addition to, or different from, any interests they might have as Avadel Shareholders. See the section of this proxy statement entitled “The Transaction — Interests of Certain Persons in the Transaction.”
Opinion of Morgan Stanley & Co. LLC (Page 26)
Avadel retained Morgan Stanley &Co. LLC (“Morgan Stanley”) to provide it with financial advisory services in connection with a possible sale, merger or similar business combination, and, if requested by Avadel, a financial opinion with respect thereto. Avadel selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its knowledge of the financial services industry, market and regulatory environment and business and affairs of Avadel. On November 18, 2025, Morgan Stanley rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion dated November 18, 2025, to the Avadel Board, that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth therein, the Scheme Consideration to be received by the holders of Avadel Shares (other than Avadel Shares held by Alkermes or any persons deemed to be acting in concert with Alkermes pursuant to Rule 3.3 of Part A of the Irish Takeover Rules (collectively, the “Excluded Shares”)) pursuant to the Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares.
The full text of the written opinion of Morgan Stanley, dated November 18, 2025, is attached as Annex D and incorporated by reference into this proxy statement. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. Avadel Shareholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Avadel Board and addressed only the fairness, from a financial point of view to the holders of Avadel Shares (other than the holders of Excluded Shares) of the Scheme Consideration to be received by such holders pursuant to the Transaction Agreement as of the date of the opinion. Morgan Stanley’s opinion did not address any other aspect of the transactions contemplated by the Transaction Agreement. Morgan Stanley’s opinion did not address the relative merits of the transactions contemplated by the Transaction Agreement and the CVR Agreement as compared to other business or financial strategies that might be available to Avadel, nor did it address the underlying business decision of Avadel to enter into the Transaction Agreement or proceed with any other transaction contemplated by the Transaction Agreement and the CVR Agreement and does not constitute a recommendation to Avadel Shareholders as to how to act or vote in connection with the Transaction or any other matter or whether to take any other action with respect to the Transaction. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. In addition, the opinion does not in any manner address the price at which the Avadel Shares will trade following the consummation of the Transaction or at any time. Avadel agreed to pay Morgan Stanley a fee of approximately $27 million for its services, $2 million of which became payable in connection with the delivery of Morgan Stanley’s opinion, and the remainder of which is contingent on closing of the Transaction. Avadel has agreed to pay Morgan Stanley an additional $2 million fee which is contingent upon the Milestone Payment (as defined below) being made. Morgan Stanley may receive an additional fee of up to $5 million at Avadel’s sole discretion. Avadel has not yet determined whether to pay such additional fee to Morgan Stanley.
For a description of the opinion that the Avadel Board received from Morgan Stanley, see the section of the proxy statement entitled “The Transaction — Opinion of Morgan Stanley & Co. LLC” beginning on page 26.
Opinion of Goldman Sachs & Co. LLC (Page 32)
Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Avadel Board that, as of November 18, 2025 and based upon and subject to the factors and assumptions set forth therein, the Scheme Consideration to be paid to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares pursuant to the Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares.

The full text of the written opinion of Goldman Sachs, dated November 18, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Avadel Board in connection with its consideration of the Transaction. Goldman Sachs’ opinion is not a recommendation as to how any holders of Avadel Shares should vote with respect to the Transaction or any other matter. Pursuant to an engagement letter between Avadel and Goldman Sachs, Avadel has agreed to pay Goldman Sachs a transaction fee of approximately $27 million, $2 million of which became payable upon the announcement of the Transaction and the remainder of which is contingent on closing of the Transaction. Avadel has agreed to pay Goldman Sachs an additional $2 million fee which is contingent upon the Milestone Payment (as defined below) being made. Goldman Sachs may receive an additional fee of up to $5 million at Avadel’s sole discretion. Avadel has not yet determined whether to pay such additional fee to Goldman Sachs.
For a description of the opinion that the Avadel Board received from Goldman Sachs, see the section of the proxy statement entitled “The Transaction — Opinion of Goldman Sachs & Co. LLC” beginning on page 32.
Interests of Certain Persons in the Transaction (Page 43)
In considering the recommendation of the Avadel Board with respect to the Transaction Agreement, you should be aware that certain of Avadel’s directors and executive officers have interests in the Transaction that are in addition to, or different from, any interests of Avadel Shareholders generally. Interests of Avadel’s directors and executive officers that may be in addition to, or different from, any interests of Avadel Shareholders include:
•
each Avadel equity award, including Avadel equity awards held by an executive officer or director, will receive the treatment described in the section entitled “The Transaction — Interests of Certain Persons in the Transaction — Treatment of Equity Awards”;

•
each Avadel executive officer is party to an employment agreement that provides for severance benefits upon a qualifying termination of employment, including enhanced severance benefits if a qualifying termination of employment of the executive officer occurs in connection with a “change in control” (which includes the Transaction) as described in the section entitled “The Transaction — Interests of Certain Persons in the Transaction — Severance Entitlements”;

•
if the Completion occurs prior to the date that Avadel would normally pay annual bonuses for the 2025 fiscal year, each employee participating in Avadel’s corporate annual cash incentive program, including Avadel’s executive officers, will receive an annual bonus for the 2025 fiscal year as soon as practicable following the date of Completion at the greater of target or actual performance, as described in the section entitled “The Transaction — Interests of Certain Persons in the Transaction — 2025 Annual Bonuses”;

•
Avadel may take certain tax-planning actions to mitigate potentially adverse tax consequences under the “golden parachute” provisions of Sections 280G and 4999 of the U.S. Internal Revenue Code, as amended (the “Code”), that could arise in connection with Completion of the Transaction. The tax-planning and mitigation actions may include accelerating vesting of equity awards and/or payment of 2025 bonuses for Avadel executive officers, as described in the section entitled “The Transaction — Interests of Certain Persons in the Transaction — 280G Mitigation Actions”;

•
all Avadel employees, including Avadel executive officers, who continue as employees of Alkermes after the Completion are generally entitled to receive annual base salary or base wage rate (as applicable) and target annual cash bonus opportunity or target cash commission opportunity that are no less favorable, in the aggregate, than the annual base salary or base wage rate (as applicable) and target annual cash bonus opportunity or target cash commission opportunity in effect immediately prior to Completion (provided that each employee’s base salary or base wage rate (as applicable) shall also be independently no less than 95% of the annual base salary or base wage rate (as applicable) in effect immediately prior to Completion) and pension and welfare benefits that are, in the aggregate, no less favorable than the pension and welfare benefits provided to similarly situated employees of Alkermes through the earlier of the first anniversary of the Effective Time or the termination of the employee, as described in the section entitled “The Transaction Agreement — Employee Matters”; and

•
Avadel directors and executive officers are entitled to continued indemnification and insurance coverage under the Transaction Agreement as described in the section entitled “The Transaction — Interests of Certain Persons in the Transaction — Directors’ and Officers’ Indemnification and Insurance.”

These interests are discussed in more detail in the section entitled “The Transaction — Interests of Certain Persons in the Transaction.” The Avadel Board was aware of the additional or different interests set forth herein and considered such interests along with other matters in approving the Transaction Agreement and the Transaction.
Contingent Value Rights Agreement (Page 68)
At or prior to the Effective Time, Alkermes and a duly qualified rights agent (the “Rights Agent”) will enter into a Contingent Value Rights Agreement (the “CVR Agreement”), in substantially the form included as Exhibit A to Annex A to this proxy statement, governing the terms of the CVRs issued pursuant to the Transaction Agreement. Pursuant to the Transaction Agreement, Alkermes will issue CVRs entitling the holder to receive the Milestone Payment (as defined below) upon the achievement of the Milestone (as defined below) to the record holders of (i) outstanding Avadel Shares, (ii) the Avadel Cash-Out Options, (iii) the Avadel RSU Awards and (iv) the Avadel Restricted Stock Awards. The Rights Agent will keep a register of the holders of CVRs.
Subject and pursuant to the terms of the CVR Agreement, each CVR will represent the contractual right to receive $1.50 per Avadel Share (the “Milestone Payment”), settleable in cash, with settlement conditioned upon the occurrence on or prior to 11:59 p.m., U.S. Eastern Time on December 31, 2028 (the “Milestone Expiration”) of each of: (1) final approval by the FDA of an application submitted to the FDA for the commercial marketing and sale of LUMRYZ® in the United States for the treatment of IH in adults (provided, that, such approval will be deemed achieved upon receipt of written notice from the FDA that LUMRYZ® has been approved for the treatment of IH in adults in the United States and which is not blocked by any third party orphan-drug exclusivity, regardless of whether any risk evaluation and mitigation strategies, or other conditions are imposed by the FDA, provided that such approval permits commercial marketing and sale of LUMRYZ® for the treatment of IH in adults in the United States) (the “LUMRYZ Approval”); and (2) the dismissal of certain specified claims with prejudice by the United States District Court for the District of Delaware pursuant to the Settlement and License Agreement, by and between Jazz Pharmaceuticals, Inc. and Jazz Pharmaceuticals Ireland Limited, on the one hand, and Avadel CNS Pharmaceuticals and Flamel Ireland Limited, on the other hand, dated October 21, 2025 (the “Settlement Agreement”) (the “Legal Event” and, together with the LUMRYZ Approval, the “Milestone”). If the FDA has issued one or more orders that impose a clinical hold on the investigation of LUMRYZ for idiopathic hypersomnia, the Milestone shall not be deemed achieved unless or until no such order is in effect.
On October 24, 2025, Jazz Pharmaceuticals, Inc. and Jazz Pharmaceuticals Ireland Limited, on the one hand, and Avadel CNS Pharmaceuticals and Flamel Ireland Limited, on the other hand, jointly filed a stipulation to dismiss certain claims with prejudice, and on October 27, 2025, the United States District Court for the District of Delaware entered the dismissal, thereby satisfying the Legal Event under the CVR Agreement. Alkermes is obligated to use certain specified efforts and resources to achieve the Milestone until the earlier of achievement or the Milestone Expiration. However, there can be no assurance that the Milestone will be achieved or that the Milestone Payment will be made. CVRs are complex instruments and a number of factors will determine whether any amount will actually be paid to CVR holders in accordance with the terms of the CVR Agreement. If the Milestone is not achieved by the Milestone Expiration, then the CVRs will have no value. The minimum payment under each CVR is zero; if the Milestone Payment is made, the payment under each CVR is $1.50.
Material Tax Consequences of the Proposed Transaction (Page 52)
For Irish tax purposes, Avadel Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Avadel Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the Avadel Shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency. See the sections of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction — Irish Tax Considerations — Taxation of Chargeable Gains” and “Part 2 — Explanatory Statement — Taxation.”
For U.S. federal income tax purposes, the receipt of cash for Avadel Shares pursuant to the Scheme will be a taxable transaction, and a U.S. holder (as defined under the section entitled “Material Tax Consequences of the Proposed Transaction — Material U.S. Federal Income Tax Considerations”) will generally recognize gain or loss equal to the difference, if any, between (i) the sum of the cash received in the Scheme and (ii) the U.S. holder’s adjusted tax basis in the Avadel Shares surrendered in exchange therefor. The amount of gain or loss a U.S. holder recognizes, and the timing and character of such gain or loss, also depends in part on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty. The potential treatment of the receipt of a CVR and the receipt of any cash pursuant to a CVR, by a holder of Avadel Shares is discussed in the sections entitled “Material Tax Consequences of the Proposed Transaction — Irish Tax Considerations” and “Material Tax Consequences of the Proposed Transaction — Material U.S. Federal Income Tax Considerations” beginning on page 52.
Holders of Avadel Shares should read the section entitled “Material Tax Consequences of the Proposed Transaction” for a more detailed discussion of certain Irish and U.S. federal income tax consequences of the Scheme. Tax matters can be complicated and the tax consequences to a particular holder will depend on such holder’s particular facts and circumstances. Holders of Avadel Shares are urged to consult their own tax advisors to determine the specific consequences to them of receiving cash pursuant to the Scheme.
No Dissenters’ Rights (Page 51)
Under Irish law, Avadel Shareholders do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement.
Regulatory Approvals Required (Page 49)
Antitrust Matters
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder, certain transactions may not be completed until certain information and materials have been furnished to the Antitrust Division of the U.S. Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”) and the applicable HSR Act waiting period requirements have been satisfied. The waiting period under the HSR Act applicable to the Transaction is thirty (30) calendar days, unless the waiting period is terminated earlier or extended. If the DOJ or FTC issues a request for additional information and documentary materials (a “Second Request”), the parties must observe a second thirty (30)-day waiting period, which would begin to run only after both parties have substantially complied with such Second Request, unless the waiting period is terminated. The parties may also agree with the DOJ or FTC to not consummate the Transaction for a specified period of time. If any waiting period expires on a Saturday, Sunday or federal holiday, then the period is extended until 11:59 p.m., U.S. Eastern Time on the next day that is not a Saturday, Sunday or federal holiday.
The Transaction is subject to the provisions of the HSR Act and therefore cannot be completed until each of Avadel and Alkermes file a notification and report form with the DOJ and the FTC under the HSR Act and the applicable waiting period (and any extension thereof) has expired or has been terminated. Avadel and Alkermes each filed a notification and report form with respect to the Transaction with the DOJ and the FTC under the HSR Act on November 7, 2025. The waiting period with respect to the notification and report forms filed under the HSR Act is scheduled to expire at 11:59 p.m., U.S. Eastern Time, on December 8, 2025, unless extended or earlier terminated.
At any time before or after consummation of the Transaction, notwithstanding the termination or expiration of the waiting period under the HSR Act, the DOJ, the FTC, state attorneys general or non-U.S. authorities could take such action under the Antitrust Laws as it deems necessary or desirable in the public interest, including seeking to preliminarily or permanently enjoin the Completion, seeking divestiture of substantial assets of Avadel and Alkermes, requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights, or requiring the parties to agree to other remedies.

Private parties may also seek to take legal action under the Antitrust Laws under certain circumstances, including by seeking to intervene in the regulatory process, to litigate to enjoin or overturn regulatory approvals, or to bring private actions to enjoin the Transaction. Any of these actions could impede or preclude obtaining regulatory approvals or consummating the Transaction. There can be no assurances that a challenge to the Transaction will not be made or that, if a challenge is made, Avadel will prevail.
Avadel and Alkermes have agreed to use reasonable best efforts to obtain the regulatory approvals required to consummate the Transaction, subject to certain limitations as set forth in the Transaction Agreement. Although Avadel expects that all required antitrust and foreign investment clearances and approvals will be obtained, there can be no assurances that these regulatory clearances and approvals will be timely obtained, obtained at all, or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions, restrictions, qualifications, requirements or limitations on the Completion, including the requirement to divest assets, license or hold separate assets, or terminate existing relationships and contractual rights, or agree to other remedies, or require changes to the terms of the Transaction Agreement. These conditions or changes could result in the conditions to the Transaction not being satisfied.
Irish High Court Approvals
The Scheme requires the approval of the Irish High Court, which involves an application by Avadel to the Irish High Court to sanction the Scheme.
Conditions to the Completion of the Transaction (Page 74)
The Scheme and the closing of the Transaction are conditioned on the satisfaction (or waiver, as applicable) of among other things:
•
the passing of the Scheme Meeting Resolution at the Scheme Meeting;

•
the passing of the Scheme Approval Resolution and Articles of Association Amendment Resolution at the EGM;

•
the sanction of the Scheme by the Irish High Court;

•
a copy of the order of the Irish High Court sanctioning the Scheme having been delivered for registration to the Irish Registrar of Companies;

•
the waiting period under the HSR Act having expired or having been earlier terminated and, to the extent applicable, any agreement between Avadel and Alkermes, on the one hand, and the FTC or the Antitrust Division of the DOJ, on the other hand, not to consummate the Scheme or the Transaction having expired or been earlier terminated;

•
no government entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transaction;

•
the Transaction Agreement not having been terminated in accordance with its terms;

•
the accuracy of each of the parties’ representations and warranties set forth in the Transaction Agreement, subject to certain materiality and material adverse effect exceptions;

•
the performance by each party, in all material respects, of all of such party’s covenants and agreements under the Transaction Agreement; and

•
the CVR Agreement being in full force and effect.

Alkermes reserves the right, subject to the consent of the Irish Takeover Panel (if required), to effect the Transaction by way of a Takeover Offer. In the event the Transaction is structured as a Takeover Offer, such offer will be implemented on terms and conditions that are at least as favorable to the Avadel Shareholders and the Avadel equity award holders as those which would apply in relation to the Scheme (except for an acceptance condition set at eighty percent (80%) of the nominal value of the Avadel Shares to which such offer relates and which are not already beneficially owned by Alkermes or such lesser percentage (being more than fifty percent (50%)), as Alkermes may, with the consent of Avadel and the Irish Takeover Panel (if required) decide).

x

The Transaction is also conditioned on the Scheme becoming effective and unconditional by not later than the End Date (as defined below) (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Alkermes and Avadel may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree). In addition, the Scheme will lapse unless it is effective on or prior to the End Date (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Alkermes and Avadel may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree).
Termination of the Transaction Agreement (Page 75)
The Transaction Agreement may be terminated and the transactions contemplated by the Transaction Agreement may be abandoned at any time prior to the Effective Time in any of the following ways:
•
by mutual written consent of Avadel and Alkermes (subject to the consent of the Irish Takeover Panel, if required);

•
by either Avadel or Alkermes:

•
if the Scheme Meeting has been completed and the Scheme Meeting Resolution has not been approved by the requisite vote and/or the EGM has been completed and the Scheme Approval Resolution and the Articles of Association Amendment Resolution have not been approved by the requisite votes;

•
subject to certain exceptions, if the Transaction has not been consummated by 5:00 p.m., New York City time, on October 22, 2026 (or January 22, 2027, if extended under certain circumstances in accordance with the Transaction Agreement) (the “End Date”);

•
if the Transaction is implemented by way of the Scheme, if the Irish High Court declines or refuses to sanction the Scheme, unless both parties agree in writing within thirty (30) days of such decision that the decision of the Irish High Court will be appealed (it having been agreed that Avadel will make such an appeal if requested by Alkermes and the counsel appointed by Alkermes and Avadel agree that doing so is a reasonable course of action); or

•
subject to certain exceptions, if there is in effect any applicable law or final and non-appealable order issued, promulgated, made, rendered or entered into by any governmental entity of competent jurisdiction, that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transaction;

•
by Avadel:

•
if Alkermes breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate such that the breach, failure to perform or inaccuracy (i) would result in the failure of certain closing conditions to be satisfied and (ii) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) thirty (30) days following written notice by Avadel; or

•
prior to obtaining the required approvals of the Avadel Shareholders at the Scheme Meeting and the EGM, if (i) the Avadel Board authorized Avadel to terminate the Transaction Agreement in response to an Avadel Superior Proposal (as defined below) and (ii) substantially concurrently with such termination, a definitive agreement providing for the consummation of the transaction contemplated by such Avadel Superior Proposal is duly executed and delivered by all parties thereto and Avadel pays Alkermes the Reimbursement Payment (as defined below);

•
by Alkermes:

•
if Avadel breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate such that the breach, failure to perform or inaccuracy (i) would result in the failure of certain closing conditions to be satisfied and (ii) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) thirty (30) days following written notice by Alkermes; or

•
if, prior to obtaining the required approvals of the Avadel Shareholders at the Scheme Meeting and the EGM, an Avadel Board Change of Recommendation (as defined below) has occurred.

Reimbursement Payment (Page 76)
The Transaction Agreement also provides that, in the event of a termination of the Transaction Agreement under certain circumstances, Avadel will reimburse Alkermes for an amount equal to the documented, specific, quantifiable third-party costs and expenses incurred, directly or indirectly, by Alkermes or its subsidiaries, or on their behalf for the purposes of, in preparation for or in connection with the Transaction. The maximum amount payable by Avadel to Alkermes as expense reimbursement is equal to one percent (1%) of the aggregate value of the total Cash Consideration payable with respect to the Avadel Shares in connection with the Transaction.
Financing Relating to the Transaction (Page 79)
Alkermes estimates that it will need approximately $2.43 billion in order to pay Avadel Shareholders the Cash Consideration due to them under the Transaction Agreement and to pay related fees, expenses and other transaction costs in connection with the Transaction. Alkermes anticipates that the funds needed to pay the foregoing amount will be derived from a combination of (i) cash on hand and (ii) borrowings under credit facilities, including as described in the sections entitled “The Transaction — Financing” and “Financing Relating to the Transaction”.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE SPECIAL MEETINGS
The following questions and answers are intended to address briefly some commonly asked questions regarding the Transaction and the Special Meetings. These questions and answers highlight only some of the information contained in this proxy statement. They may not contain all the information that is important to you. You should read carefully this entire proxy statement, including the annexes and the documents incorporated by reference into this proxy statement, to understand fully the proposed transactions and the voting procedures for the Special Meetings. See also the section of this proxy statement entitled “Where You Can Find More Information.”
If you are in doubt about this offer, you should consult an independent financial advisor who, if you are taking advice in Ireland, is authorized or exempted under the European Communities (Markets in Financial Instruments) Regulations 2017 (S.I. No. 375 of 2017).
Q:
Why am I receiving this proxy statement?

A:
You, as an Avadel Shareholder, are receiving this proxy statement because Avadel and Alkermes entered into the Original Transaction Agreement on October 22, 2025, as amended by the Transaction Agreement Amendment on November 18, 2025, pursuant to which, on the terms and subject to the conditions set forth therein, Alkermes has agreed to acquire the entire issued and to be issued share capital of Avadel, which Transaction will be implemented by means of the Scheme to be undertaken by Avadel under Chapter 1 of Part 9 of the Companies Act.

The Irish High Court has ordered the convening of the Scheme Meeting in order to obtain shareholder approval of the Scheme. At [•] (Irish local time) on [•], 2026, or, if the Scheme Meeting has not concluded by [•] (Irish local time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof), Avadel will hold the EGM in order to obtain shareholder approval of the resolutions necessary to implement the Scheme and related resolutions.
It will not be possible to complete the Transaction unless the requisite Avadel Shareholder approvals described above are obtained at each Special Meeting. However, as described below, the Transaction is not conditioned on approval of certain additional matters being presented at the EGM. For instance, the Completion is not conditioned on the approval of the Compensation Resolution or the EGM Adjournment Resolution.
This proxy statement includes important information about the Transaction, the Original Transaction Agreement as amended by the Transaction Agreement Amendment (copies of which are attached as Annex A and Annex B, respectively) and the conditions appendix (a copy of which is attached as Annex C) and the Special Meetings. You should read this information carefully and in its entirety. If you are an Avadel Shareholder of record as of the Voting Record Time, the enclosed voting materials allow you to vote the Avadel Shares held by you without attending each or either Special Meeting by granting a proxy or voting your shares by mail, telephone or over the Internet. If you hold your Avadel Shares through a bank, broker or other nominee (in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares.
Q:
When and where will each Special Meeting be held?

A:
The Scheme Meeting will be held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, on [•], 2026, at [•] (Irish local time).

The EGM will be held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, on [•], 2026, at [•] (Irish local time) or, if the Scheme Meeting has not concluded by [•], as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof).
Q:
What will the Avadel Shareholders and holders of Avadel equity awards receive as consideration in the Transaction?

A:
As consideration for the Transaction, Avadel Shareholders will be entitled to receive the Scheme

Consideration, which is (i) $21.00 in cash for each Avadel Share held by them as of the Effective Time, and (ii) a non-transferrable contingent value right entitling the Avadel Shareholder to a potential additional payment of $1.50 for each Avadel Share held by them as of the Effective Time, contingent upon the achievement of the specified milestone set forth in the CVR Agreement. Avadel’s equity awards will be treated as set forth in the Transaction Agreement, such that at the Effective Time:
•
each Avadel Cash-Out Option (including each Avadel Performance-Based Option) that is outstanding as of immediately prior to the Effective Time, whether or not vested, will be cancelled and, in exchange therefor, the holder of such cancelled Avadel Cash-Out Option will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel Cash-Out Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Avadel Share under such Avadel Cash-Out Option and (ii) one CVR for each Avadel Share subject to such Avadel Cash-Out Option immediately prior to the Effective Time (without regard to vesting);

•
each Avadel Option with an exercise price equal to or greater than the Cash Consideration that is outstanding immediately prior to the Effective Time, whether or not vested, will be cancelled for no consideration;

•
each Avadel RSU Award that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled Avadel RSU Award will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel RSU Award immediately prior to the Effective Time multiplied by (y) the Cash Consideration and (ii) one CVR for each Avadel Share subject to such Avadel RSU Award immediately prior to the Effective Time (without regard to vesting); and

•
each Avadel Restricted Stock Award, whether granted pursuant to the Avadel Share Plans or otherwise that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will be treated in the same manner as all other Avadel Shares.

Q:
What is a CVR and how does it work?

A:
Each CVR is a form of contingent consideration that will entitle the holder thereof to a payment from Alkermes equal to $1.50 per CVR (the Milestone Payment), in cash, without interest, subject to any applicable withholding taxes, if the Milestone is achieved by the Milestone Expiration, which is December 31, 2028. If the Milestone is not achieved by such date, no payment will be made with respect to the CVR. If the FDA has issued one or more orders that impose a clinical hold on the investigation of LUMRYZ® for the treatment of IH in adults, the Milestone will not be deemed achieved unless or until no such order is in effect.

The right to payment described above is solely a contractual right governed by the terms and conditions of the CVR Agreement. The CVRs will not be evidenced by a certificate or other instrument, will not have any voting or dividend rights, will not represent any equity or ownership interests in Avadel or Alkermes and will not be transferable except in limited circumstances specified in the CVR Agreement. Any potential payout of the CVR is subject to various risks and uncertainties related to the development of LUMRYZ for the treatment of IH in adults and FDA clearances. Alkermes is obligated to use certain specified efforts and resources to achieve the Milestone until the earlier of achievement or the Milestone Expiration. There can be no assurance that the Milestone will be achieved prior to the Milestone Expiration or termination of the CVR Agreement, or that any payment will be required with respect to the Milestone and CVR.
For more information see the section entitled “The Transaction Agreement — CVR Agreement.”

Q:
What proposals are being voted on at each Special Meeting and what shareholder vote is required to approve those proposals?

A:
Scheme Meeting

Among other proposals, Avadel Shareholders are being asked to vote on a proposal to approve the Scheme at both the Scheme Meeting and the EGM. The vote required for such proposal is different at each of the Special Meetings, however. As set out in full under the section entitled “Part 2 — Explanatory Statement — Consents and Special Meetings,” in order for the Scheme Meeting Resolution to pass, it requires the approval at the Scheme Meeting by a majority in number of the Avadel Shareholders (as defined in “Part 3 — The Scheme of Arrangement”) as of the Voting Record Time, present and voting, either in person or by proxy, representing at least seventy-five percent (75%) in value of the Avadel Shares voted at such meeting, either in person or by proxy. The Scheme Meeting Adjournment Resolution requires the approval of at least a majority of the votes cast by the Avadel Shareholders (as defined in “Part 3 — The Scheme of Arrangement”) as of the Voting Record Time, present and voting either in person or by proxy, at the Scheme Meeting.
Because the votes required to approve the proposals at the Scheme Meeting are based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered to be votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposals.
The Transaction is conditioned on approval of the Scheme at the Scheme Meeting.
EGM
Set forth below is a table summarizing certain information with respect to the resolutions to be voted on at the EGM:
EGM Resolution #	Resolution	Ordinary or Special Resolution?	Transaction Conditioned on Approval of Resolution?
1	Scheme Approval Resolution: To approve the Scheme and authorize the directors of Avadel to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.	Ordinary	Yes
2	Articles of Association Amendment Resolution: To amend the Articles of Association of Avadel so that any Avadel Shares that are issued on or after the Voting Record Time to persons other than Alkermes or its nominee(s) will either be subject to the Scheme or will be immediately and automatically acquired by Alkermes and/or its nominee(s) for the Scheme Consideration.	Special	Yes
3	Compensation Resolution: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction.	Ordinary	No
4	EGM Adjournment Resolution: To approve any motion by the Chair of the EGM to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution.	Ordinary	No
At the EGM, the requisite approval of each of the resolutions depends on whether it is (i) an “ordinary resolution” (the Scheme Approval Resolution, the Compensation Resolution and the EGM

Adjournment Resolution), which requires the approval of at least a majority of the votes cast by the registered holders of Avadel Shares as of the Voting Record Time, present and voting (either in person or by proxy), or (ii) a “special resolution” (the Articles of Association Amendment Resolution), which requires the approval of at least seventy-five percent (75%) of the votes cast by the registered holders of Avadel Shares as of the Voting Record Time, present and voting (either in person or by proxy).
As the votes required to approve each of the resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the resolutions.
As of the Voting Record Time, the Avadel directors and executive officers had the right to vote approximately 1,036,854 of the Avadel Shares then outstanding and entitled to vote at the Scheme Meeting and the EGM (representing 1.06% of the Avadel Shares entitled to vote at each of the Special Meetings). The Avadel Board and executive officers who are shareholders of Avadel intend to vote “FOR” each of the proposals at the Scheme Meeting and each of the proposals at the EGM, although none of them have entered into any agreement or irrevocable commitment requiring them to do so.
Q:
Why are there two Special Meetings?

A:
Irish law requires that two separate shareholder meetings be held, the Scheme Meeting and the EGM. Both Special Meetings are necessary to cause the Scheme to become effective.

At the Scheme Meeting, Avadel Shareholders of record as of the Voting Record Time (excluding Alkermes and its affiliates, to the extent they hold Avadel Shares) will be asked to approve the Scheme for the purposes of satisfying the requirements of the Irish legislation upon which the Scheme is based.
At the EGM, Avadel Shareholders of record as of the Voting Record Time (including Alkermes and any of its affiliates, to the extent they hold Avadel Shares) will also be asked to approve the Scheme, authorize Avadel’s directors to take whatever actions they deem necessary or appropriate for carrying the Scheme into effect and approve the Scheme and approve other related matters. For more detail on these matters, see the section of this proxy statement entitled “Part 1 — The Transaction and The Special Meetings.”
Q:
Is my vote important?

A:
Yes. It is important that as many votes as possible are cast at the Scheme Meeting and the EGM (whether in person or by proxy) so that the Irish High Court can be satisfied that there is a fair and reasonable representation of the opinions of the Avadel Shareholders and to ensure that the views of the Avadel Shareholders are heard, in each case with respect to the matters prepared to be voted on at the Scheme Meeting. To ensure your representation at the Scheme Meeting and the EGM, you are requested to complete, sign and date the enclosed forms of proxy cards (or a form of proxy in such other form as may be permitted by Irish law) as promptly as possible and return them in the postage prepaid envelope enclosed for that purpose or vote by Internet or telephone in the manner provided below. If you attend the Scheme Meeting or the EGM in person, you may vote at such meeting even if you have previously returned a completed form of proxy or voted by Internet or telephone.

Q:
What constitutes a quorum?

A:
A quorum is the minimum number of shares required to be represented, either by the appearance of the shareholder in person or through representation by proxy, to hold a valid meeting.

Five or more registered holders of Avadel Shares outstanding, present in person or by proxy, entitling them to exercise a majority of the voting power of Avadel at the Voting Record Time will constitute a quorum for each of the Special Meetings. Avadel does not hold any shares in treasury. Avadel’s inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed or transmitted proxies that are marked “abstain.” The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meetings.

Q:
What is the recommendation of the Avadel Board regarding the proposals being put to a vote at each Special Meeting?

A:
The Avadel Board has unanimously approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are in the best interests of Avadel and its shareholders and that the terms of the Scheme as contemplated by the Transaction Agreement are fair and reasonable.

The Avadel Board unanimously recommends that Avadel Shareholders vote:
“FOR” the Scheme Meeting Resolution at the Scheme Meeting;
“FOR” the Scheme Meeting Adjournment Resolution at the Scheme Meeting;
“FOR” the Scheme Approval Resolution at the EGM;
“FOR” the Articles of Association Amendment Resolution at the EGM;
“FOR” the Compensation Resolution at the EGM; and
“FOR” the EGM Adjournment Resolution at the EGM.
See the section of this proxy statement entitled “The Transaction — Recommendation of the Avadel Board and Avadel’s Reasons for the Transaction.”
In considering the recommendation of the Avadel Board, you should be aware that certain directors and executive officers of Avadel have interests in the Transaction that are in addition to, or different from, any interests they might have as Avadel Shareholders. See the section of this proxy statement entitled “The Transaction — Interests of Certain Persons in the Transaction.”
Q:
How will the Avadel Board and Executive Officers vote at the Special Meetings?

A:
As of the Voting Record Time, the full Avadel Board and executive officers had the right to vote approximately 1,036,854 of the then-outstanding Avadel Shares at the Special Meetings. The Avadel Board and executive officers who are shareholders of Avadel intend to vote “FOR” the Scheme Meeting Resolution at the Scheme Meeting, “FOR” the Scheme Meeting Adjournment Resolution at the Scheme Meeting, “FOR” the Scheme Approval Resolution at the EGM, “FOR” the Articles of Association Amendment Resolution at the EGM, “FOR” the Compensation Resolution at the EGM and “FOR” the EGM Adjournment Resolution at the EGM.

Q:
Does the Avadel Board or executive officers have interests in the Transaction that are in addition to, or different from, any interests they might have as Avadel Shareholders?

A:
In considering the recommendation of the Avadel Board, you should be aware that certain directors and executive officers of Avadel have interests in the Transaction that are in addition to, or different from, any interests they might have as Avadel Shareholders. See the section of this proxy statement entitled “The Transaction — Interests of Certain Persons in the Transaction.”

Q:
When is the Transaction expected to be completed?

A:
As of the date of this proxy statement, the Transaction is expected to be completed in the first quarter of 2026. However, no assurance can be provided as to when or if the Transaction will be completed. The required votes of Avadel Shareholders to adopt the required shareholder proposals at the Special Meetings, as well as the necessary regulatory consents and approvals, must first be obtained and other conditions specified in the conditions appendix must be satisfied or, to the extent applicable, waived.

Q:
What happens if the Scheme is not completed?

A:
If the Scheme is not approved at the Special Meetings or the Transaction is not completed for any other reason, Avadel Shareholders will not be entitled to, nor will they receive, any Scheme Consideration.

Instead, Avadel will remain an independent public company, Avadel Shares will continue to be listed and traded on Nasdaq Global and registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it will continue to file periodic reports under the Exchange Act with the Securities and Exchange Commission (the “SEC”). Under certain specified circumstances, Avadel will be required to pay Alkermes for certain expenses following the termination of the Transaction Agreement, as described in the section of this proxy statement entitled “The Transaction Agreement — Reimbursement Payment.”
Q:
Do you expect the Scheme to be taxable to Avadel Shareholders?

A:
For Irish tax purposes, Avadel Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Avadel Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency. See the sections of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction — Irish Tax Considerations — Taxation of Chargeable Gains” and “Part 2 — Explanatory Statement — Taxation.”

The exchange of Avadel Shares for the Scheme Consideration pursuant to the Scheme generally will be a taxable transaction for U.S. federal income tax purposes. The amount of gain or loss a U.S. Holder (as defined in the section of this proxy statement entitled “Material U.S. Federal Income Tax Consequences of the Scheme”) recognizes, and the timing and character of such gain or loss, depends in part on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty. We urge you to consult your tax advisor as to the particular tax consequences to you of the receipt of cash and CVRs in exchange for Avadel Shares pursuant to the Scheme.
Holders of Avadel Shares should read the section entitled “Material Tax Consequences of the Proposed Transaction” for a more detailed discussion of certain Irish and U.S. federal income tax consequences of the Scheme. Tax matters can be complicated and the tax consequences to a particular holder will depend on such holder’s particular facts and circumstances. Holders of Avadel Shares are urged to consult their own tax advisors to determine the specific consequences to them of receiving cash pursuant to the Scheme.
Q:
Who can attend and vote at the Special Meetings?

A:
The Avadel Board has fixed a record date as the Voting Record Time, which is 5:00 p.m. (U.S. Eastern Time) on November 25, 2025. If you were an Avadel Shareholder of record at the Voting Record Time, you are entitled to receive notice of, attend, speak and vote at the Special Meetings and any adjournments thereof. Attending the Scheme Meeting and the EGM in person is a requirement to vote in person (as opposed to by proxy) at such meetings.

Q:
What if I sell my Avadel Shares after the Voting Record Time?

A:
If you transfer your shares after the Voting Record Time but before either Special Meeting, you will retain your right to vote at both Special Meetings, but will have transferred the right to receive the Scheme Consideration. In order to receive the Scheme Consideration, you must hold your shares through the Completion.

Q:
What if I buy Avadel Shares after the Voting Record Time?

A:
If you acquire additional Avadel Shares after the Voting Record Time, you will not have the right to vote in respect of those additional Avadel Shares at either Special Meeting. You will have the right to receive the Scheme Consideration in respect of those additional Avadel Shares if you hold such shares at the Scheme Record Time through the Completion.

Q:
What is a proxy?

A:
A proxy is a legal authorization by a shareholder of record to vote shares he, she or it owns on his, her or its behalf.

Q:
How do I vote?

A:
If you are an Avadel Shareholder of record as of the Voting Record Time, you will receive two proxy cards (one for the Scheme Meeting and one for the EGM). You may vote your Avadel Shares in one of the following ways:

•
by mailing your applicable completed and signed proxy card in the enclosed return envelope;

•
by voting by telephone or over the Internet as instructed on the applicable enclosed proxy card;

•
by handing your applicable completed and signed proxy card to the Chair of the applicable Special Meeting before the start of the applicable Special Meeting; or

•
by attending the applicable Special Meeting and voting in person.

If you are an Avadel Shareholder of record as of the Voting Record Time, the Avadel Shares listed on your proxy cards will include, if applicable, Avadel Shares held in a book-entry account at Computershare Trust Company, N.A., Avadel’s transfer agent.
If you hold your shares through a bank, broker or other nominee (i.e., in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares. The bank, broker or other nominee, as applicable may have an earlier deadline by which you must provide instructions to it as to how to vote such shares, so you should carefully read the materials provided to you by your bank, broker or other nominee.
In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders of record and, for this purpose, seniority will be determined by the order in which the names appear in Avadel’s register of members in respect of the joint holding.
Q:
What is the difference between holding shares as a record owner and as a beneficial owner?

A:
If your Avadel Shares are registered directly in your name with Avadel’s transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to such shares and access to the proxy materials is being provided directly to you. If your Avadel Shares are held by a bank, in a stock brokerage account or by another nominee, then you are considered the beneficial owner of such shares, which are considered to be held in “street name.” Access to proxy materials is being provided to you by your bank, broker or other nominee.

Q:
If my shares are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote my shares for me?

A:
No. Brokers do not have discretionary authority to vote on any of the proposals at either the Scheme Meeting or the EGM. As a result, if you hold Avadel Shares in a stock brokerage account or if your shares are held by a bank, broker or other nominee, your bank, broker or other nominee will not vote your shares if you do not provide your bank, broker or other nominee with a signed voting instruction form with respect to your shares. Therefore, you should instruct your bank, broker or other nominee to vote your shares by following the directions your bank, broker or other nominee provides.

A “broker non-vote” occurs when a broker submits a proxy that states that the broker does not vote for one or more of the proposals because (i) the broker has not received instructions from the beneficial owner on how to vote the applicable shares with respect to those proposals and (ii) the broker does not have discretionary authority to vote the shares in the absence of instructions. As brokers will not have discretionary authority to vote on any of the proposals at either the Scheme Meeting or the EGM, no “broker non-votes” can occur at either of the Special Meetings.
Please see the section of this proxy statement entitled “Part 1 — The Transaction and The Special Meetings — The Special Meetings of Avadel’s Shareholders — Voting Ordinary Shares Held in Street Name.”

Q:
How many votes do I have?

A:
At each Special Meeting, you are entitled to one vote for each Avadel Share that you owned as of the Voting Record Time.

Q:
What do I need to do now?

A:
Avadel Shareholders entitled to vote at the Voting Record Time have been sent a form of proxy card for each of the Special Meetings. Avadel Shareholders are strongly urged to complete and return their proxy cards as soon as possible and, in any event, no later than 11:59 p.m. (Irish local time) (being 6:59 p.m. U.S. Eastern Time) on [•], 202[•]. Even if you plan to attend either or both Special Meetings in person, you are encouraged to vote by proxy before the Special Meeting(s) that you plan to attend. After carefully reading and considering the information contained in this proxy statement, including the annexes and the documents incorporated by reference herein, please submit your proxy or proxies by telephone or over the Internet in accordance with the instructions set forth on the relevant enclosed proxy cards or mark, sign and date the applicable proxy card and return them in the enclosed prepaid envelope as soon as possible so that your Avadel Shares may be voted at the applicable Special Meeting. Your proxy card or your telephone or Internet directions will instruct the persons identified as your proxy to vote your Avadel Shares at the applicable Special Meeting as directed by you. Each proxy card may also be handed to the Chair of the Scheme Meeting or the EGM, as applicable, before the start of the applicable Special Meeting and will still be valid.

If a shareholder signs and returns his, her or its proxy card appointing the Chair of the applicable Special Meeting as his, her or its proxy but does not mark the proxy card to tell the proxy how to vote on a voting item, such Avadel Shares will be voted in respect of such voting item at the discretion of the Chair of the applicable Special Meeting.
If you hold your Avadel Shares through a bank, broker or other nominee (i.e., in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such Avadel Shares.
If you are a registered shareholder, please sign the relevant proxy cards exactly as your name appears on the card. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in Avadel’s register of members in respect of the joint holding. If you are an Avadel Shareholder of record that is a corporation, limited liability company or partnership, the form of proxy must either be under the common seal of such entity or under the hand of an officer or attorney, duly authorized. If the relevant proxy cards are signed pursuant to a power of attorney or other authority, such power or authority (or a duly certified copy of such power or authority) must be deposited with Avadel together with the instrument of proxy.
Q:
May I change my vote after I have mailed my signed proxy cards or voted by telephone or over the Internet?

A:
Yes, you may change your vote at any time before your proxy is voted at the Scheme Meeting or at any time before your proxy is voted at the EGM. If you are a registered shareholder (i.e., a shareholder who holds shares directly with Avadel’s transfer agent in his, her or its own name), you may revoke your proxy before the applicable Special Meeting by:

•
submitting a new proxy with a later date;

•
providing written notice that you have revoked your proxy to the Avadel Company Secretary, as applicable, so that it is received anytime up to 11:59 p.m. (Irish local time) (being 6:59 p.m. U.S. Eastern Time) on [•], 202[•] at the following address:

Avadel Pharmaceuticals plc
Ten Earlsfort Terrace
Dublin 2, D02 T380, Ireland
Attention: Company Secretary

•
submitting a new vote by telephone or Internet up to 11:59 p.m. (Irish local time) (being 6:59 p.m. U.S. Eastern Time) on [•], 202[•]; or

•
voting in person at the applicable Special Meeting.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other nominee, sometimes referred to as holding shares in “street name”), follow the voting instructions provided to you by your bank, broker or other nominee to determine how you may change your vote or revoke your proxy.
Simply attending the applicable Special Meeting, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the applicable Special Meeting to change your vote.
Q:
Who can help answer my questions?

A:
If you have questions about the Transaction, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy cards, you should contact Innisfree M&A Incorporated, the proxy solicitation agent for Avadel, by mail at 501 Madison Ave Floor 20 New York, NY 10022 or by telephone at (877) 687-1874 (for Avadel Shareholders in the U.S. and Canada) or +1 (412) 232-3651 (for Avadel Shareholders outside the U.S. and Canada).

If your shares are held by a broker, bank or other nominee, you should contact your broker, bank or other nominee for additional information.
Q:
Where can I find more information about Avadel?

A:
You can find more information about Avadel from various sources described under “Where You Can Find More Information.”

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that is, statements related to future, not past, events that reflect Avadel’s current expectations regarding its future growth, results of operations, business strategy and plans, financial condition, cash flows, performance, development plans and timelines, business prospects and opportunities, as well as assumptions made by, and information currently available to, its management. Forward-looking statements include any statement that does not directly relate to a current or historical fact. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “seek,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Avadel’s future prospects, developments and business strategies, and the Transaction. Such forward-looking statements include, but are not limited to, statements relating to the Transaction involving Alkermes and Avadel, Avadel’s current expectations and estimates about the expected effects and anticipated benefits of the Transaction, the date of the Completion, including the parties’ ability to satisfy the conditions to the consummation of the Transaction and the other conditions set forth in the transaction agreement, and Avadel’s business activities and strategies. Avadel’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to:
•
the failure to obtain the required vote of Avadel Shareholders to approve the Scheme Approval Resolution or Articles of Association Amendment Resolution;

•
the risk that the required regulatory approvals for the Transaction are not obtained, are delayed or are subject to conditions that are not anticipated that could reduce the anticipated benefits of or cause the parties to abandon the Transaction;

•
the inability of the parties to satisfy the other conditions to, and to complete, the Transaction in a timely manner or at all;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement, including in circumstances that would require payment by Avadel of a termination fee;

•
the possibility that alternative acquisition proposals for Avadel’s business will be made;

•
significant Transaction costs, fees, expenses and charges;

•
the risk of litigation and/or regulatory actions related to the Transaction or unfavorable results from litigation and proceedings that could arise in the future;

•
risks related to disruption of management’s attention from Avadel’s ongoing business operations due to the pendency of the Transaction;

•
the effect of the announcement of the Transaction on Avadel’s business relationships, operating results and business generally;

•
the inherent uncertainty with financial or other forecasts or projections;

•
the impact of the Transaction not being completed on Avadel and its business and shareholders;

•
uncertainties related to Avadel’s, Alkermes’ or their affiliates ability to achieve the Milestone set forth in the CVR Agreement;

•
Avadel’s ability to successfully commercialize LUMRYZ in the United States for the treatment of cataplexy or EDS in patients seven years of age and older with narcolepsy;

•
Avadel’s plans with respect to our commercial infrastructure and marketing, market access and commercial activities;

•
Avadel’s ability to maintain and receive additional regulatory approvals for LUMRYZ in any other jurisdictions outside the U.S., and any related restrictions, limitations, and/or warnings in the label of LUMRYZ;

•
Avadel’s expectations regarding the rate and degree of market acceptance for LUMRYZ;

•
Avadel’s ability to enter into strategic partnerships for the commercialization, manufacturing and distribution of LUMRYZ in the U.S.;

•
Avadel’s reliance on a single marketed product, LUMRYZ;

•
Avadel’s expectations regarding timing of and our ability to execute the pivotal REVITALYZ trial of LUMRYZ in IH;

•
Avadel’s ability to seek, maintain and receive additional U.S. regulatory approvals as well as commercialize LUMRYZ for indications beyond narcolepsy, including IH;

•
Avadel’s dependence on a limited number of suppliers for the manufacturing of LUMRYZ and certain raw materials used in LUMRYZ and any failure of such suppliers to produce LUMRYZ or deliver sufficient quantities of such raw materials, which could have a material adverse effect on our business, including commercialization of LUMRYZ in the U.S.;

•
Avadel’s ability to finance our operations on acceptable terms, either through the raising of capital including the incurrence of convertible or other indebtedness, issuance of equity or royalty-based financings, or through strategic financing or commercialization partnerships;

•
Avadel’s expectations regarding the pricing and reimbursement and the extent to which patient financial assistance programs are utilized for LUMRYZ;

•
Avadel’s expectations about the potential market size and market participation for LUMRYZ;

•
Avadel’s expectations regarding the continued profitability of LUMRYZ;

•
Avadel’s expectations regarding our cash runway to support the commercialization of LUMRYZ in the U.S.;

•
the potential impacts of tariffs, inflation and rising interest rates on our business and future operating results;

•
Avadel’s ability to hire and retain key members of our leadership team and other personnel;

•
the potential impacts due to global political instability and conflicts, such as terrorism, civil unrest, war and natural disasters in foreign countries on our business, financial condition and results of operations;

•
the potential impact of changes in political conditions or financial markets, including new or increased trade restrictions, tariffs, or policies, as well as disruptions in securities, credit, or capital markets in the U.S. or abroad, which could result from government shutdowns or other events; and

•
competition existing today or that may arise in the future.

Although Avadel believes that the expectations reflected in its forward-looking statements are reasonable, Avadel cannot guarantee future results, events, levels of activity, performance or achievement. Avadel undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.
The above list of factors is not exhaustive. You should carefully consider the factors and the other risks and uncertainties that affect the businesses described in Avadel’s most recent Annual Report on Form 10-K and other documents filed from time to time with the SEC or incorporated herein by reference.

PART 1 — THE TRANSACTION AND THE SPECIAL MEETINGS
THE SPECIAL MEETINGS OF AVADEL’S SHAREHOLDERS
Overview
This proxy statement is being provided to Avadel Shareholders as part of a solicitation of proxies by the Avadel Board for use at the Special Meetings of Avadel Shareholders referred to below and at any adjournments of such meetings. This proxy statement is being furnished to Avadel Shareholders on or about [•], 202[•] and provides Avadel Shareholders with information they need to be able to vote or instruct their vote to be cast at the Special Meetings.
Date, Time and Place of the Special Meetings
The Scheme Meeting has been scheduled for [•], 2026 at [•] (Irish local time), at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Avadel has also convened the EGM for [•], 2026 at [•] (Irish local time), at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, or, if the Scheme Meeting has not concluded by [•] (Irish local time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof).
Attendance
Attendance at the Special Meetings is limited to Avadel Shareholders of record as of the Voting Record Time. Please indicate on the enclosed proxy cards if you plan to attend the Special Meetings. If your shares are held through a bank, broker or other nominee and you would like to attend, please write to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Company Secretary, or bring to the applicable meeting a statement or a letter from the bank, broker or other nominee confirming your beneficial ownership of your Avadel Shares as of the Voting Record Time for the meetings. Any beneficial holder who plans to vote at either meeting must obtain a legal proxy from his or her bank, broker or other nominee and should contact such bank, broker or other nominee for instructions on how to obtain a legal proxy. Each Avadel Shareholder may be asked to provide a valid picture identification, such as a driver’s license or passport and proof of ownership as of the Voting Record Time. The use of cell phones, smartphones, pagers, recording and photographic equipment will not be permitted in the meeting rooms.
Proposals
Scheme Meeting:   Avadel Shareholders of record as of the Voting Record Time (excluding Alkermes or any of its affiliates, to the extent they hold Avadel Shares) are being asked to consider and vote on a proposal at the Scheme Meeting to approve the Scheme and, if proposed, to approve any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme Meeting Resolution.
The Transaction is conditioned on the approval of the Scheme Meeting Resolution.
The Transaction is not conditioned on the approval of the Scheme Meeting Adjournment Resolution.
EGM:   Avadel Shareholders of record as of the Voting Record Time (including Alkermes and any of its affiliates, to the extent they hold Avadel Shares) are also being asked to consider and vote on a proposal at the EGM to approve the Scheme, in addition to certain other proposals as set forth in the resolutions.
The Transaction is conditioned on approval of the Scheme Approval Resolution and the Articles of Association Amendment Resolution.
1.
Scheme Approval Resolution:   To approve the Scheme and authorize the directors of Avadel to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.

2.
Articles of Association Amendment Resolution:   To amend the Articles of Association of Avadel so that any Avadel Shares that are issued on or after the Voting Record Time and prior to the

Scheme Record Time will be issued subject to the terms of the Scheme and bound by it, and any Avadel Shares issued on or after the Scheme Record Time will be automatically transferred to Alkermes and/or its nominee(s) free of all encumbrances in exchange for the Scheme Consideration.
The Transaction is not conditioned on approval of the remaining resolutions.
3.
Compensation Resolution:   To approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction.

4.
EGM Adjournment Resolution:   To approve any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution.

Record Date; Outstanding Ordinary Shares; Ordinary Shares Entitled to Vote
Only holders of Avadel Shares as of the Voting Record Time, which is 5:00 p.m. (U.S. Eastern Time) on November 25, 2025, will be entitled to notice of, and to vote at the Special Meetings or any adjournments thereof. At the Voting Record Time, there were 98,153,471 Avadel Shares outstanding, held by 130 holders of record. Each outstanding Avadel Share (other than, only in the case of the Scheme Meeting, any Avadel Shares held by Alkermes or any subsidiary of Alkermes) is entitled to one vote on each proposal and any other matter properly coming before the Special Meetings.
Quorum
Five or more registered holders of Avadel Shares, present in person or by proxy, entitling them to exercise a majority of the voting power of Avadel at the relevant meeting will constitute a quorum for each of the Special Meetings. Avadel does not hold any shares in treasury. Avadel’s inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed or transmitted proxies that are marked “abstain.” The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meeting.
Ordinary Share Ownership and Voting by Avadel’s Directors and Officers
As of the Voting Record Time, the full Avadel Board and executive officers had the right to vote approximately 1,036,854 of the then-outstanding Avadel Shares at the Special Meetings. The Avadel Board and executive officers who are shareholders of Avadel intend to vote “FOR” the Scheme Meeting Resolution at the Scheme Meeting, “FOR” the Scheme Meeting Adjournment Resolution at the Scheme Meeting, “FOR” the Scheme Approval Resolution at the EGM, “FOR” the Articles of Association Amendment Resolution at the EGM, “FOR” the Compensation Resolution at the EGM and “FOR” the EGM Adjournment Resolution at the EGM.
Vote Required; Recommendation of the Avadel Board
Scheme Meeting
Proposal to approve the Scheme:   Avadel Shareholders of record as of the Voting Record Time (excluding Alkermes and any subsidiaries of Alkermes, to the extent they hold Avadel Shares) are being asked to vote on a proposal to approve the Scheme at both the Scheme Meeting and the EGM. The vote required for such proposal is different at each of the meetings, however. As set out in full under the section entitled “Part 2 — Explanatory Statement — Consents and Special Meetings” in order for the Scheme Meeting Resolution to pass, it requires the approval at the Scheme Meeting by a majority in number of the Avadel Shareholders of record as of the Voting Record Time present and voting, either in person or by proxy, representing at least seventy-five percent (75%) in value of the Avadel Shares voted at such meeting, either in person or by proxy.
The Scheme Meeting Adjournment Resolution requires the approval of at least a majority of the votes cast by the Avadel Shareholders of record as of the Voting Record Time present and voting, in person or by proxy, at the Scheme Meeting. Because the votes required to approve the Scheme Meeting Resolution and the Scheme Meeting Adjournment Resolution are based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposals.
The Transaction is conditioned on the approval of the Scheme Meeting Resolution.
The Transaction is not conditioned on the approval of the Scheme Meeting Adjournment Resolution.
The Avadel Board recommends that Avadel Shareholders vote “FOR” the proposals to approve each of the resolutions to be voted upon at the Scheme Meeting.
In considering the recommendation of the Avadel Board, you should be aware that certain directors and executive officers of Avadel have interests in the Transaction that are in addition to, or different from, any interests they might have as Avadel Shareholders. See the section of this proxy statement entitled “The Transaction — Interests of Certain Persons in the Transaction.”
EGM
Set forth below is a table summarizing certain information with respect to the resolutions to be voted upon at the EGM:
Resolution #	Resolution	Ordinary or Special Resolution?	Transaction Conditioned on Approval of Resolution?
1	Scheme Approval Resolution: To approve the Scheme and authorize the directors of Avadel to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.	Ordinary	Yes
2	Articles of Association Amendment Resolution: To amend the Articles of Association of Avadel so that any Avadel Shares that are issued on or after the Voting Record Time to persons other than Alkermes or its nominee(s) will either be subject to the Scheme or will be immediately and automatically acquired by Alkermes and/or its nominee(s) for the Scheme Consideration.	Special	Yes
3	Compensation Resolution: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction.	Ordinary	No
4	EGM Adjournment Resolution: To approve any motion by the Chair of the EGM to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution.	Ordinary	No
At the EGM, the requisite approval of each of the resolutions depends on whether it is (i) an “ordinary resolution” (the Scheme Approval Resolution, the Compensation Resolution and the EGM Adjournment Resolution), which requires the approval of at least a majority of the votes cast by the registered holders of Avadel Shares as of the Voting Record Time present and voting in person or by proxy, or a “special resolution” (the Articles of Association Amendment Resolution), which requires the approval of at least seventy-five percent (75%) of the votes cast by the registered holders of Avadel Shares as of the Voting Record Time present and voting, in person or by proxy.
As the votes required to approve each of the resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the resolutions.

The Avadel Board recommends that Avadel Shareholders vote “FOR” the proposals to approve each of the resolutions to be voted upon at the EGM.
In considering the recommendations of the Avadel Board described above, you should be aware that certain directors and executive officers of Avadel have interests in the Transaction that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Transaction — Interests of Certain Persons in the Transaction.”
Voting Your Ordinary Shares
Avadel Shareholders of record as of the Voting Record Time may vote by proxy or in person at each Special Meeting. Avadel recommends that you submit your proxy even if you plan to attend either or both of the Special Meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at the applicable Special Meeting. Completion and return of a form of proxy will not preclude an Avadel Shareholder of record as of the Voting Record Time from attending and voting in person at the Scheme Meeting or the EGM, or any adjournments thereof, if that Avadel Shareholder wishes to do so. Any alteration to the form of proxy must be initialed by the person who signs it.
If you own shares in your own name, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.”
If you are an Avadel Shareholder of record as of the Voting Record Time you may use the enclosed proxy cards to tell the persons named as proxies how to vote your shares. If you are an Avadel Shareholder of record as of the Voting Record Time, the shares listed on your proxy cards will include, if applicable, shares held in a book-entry account at Computershare Trust Company, N.A., Avadel’s transfer agent.
If you properly complete, sign and date your proxy cards, your shares will be voted in accordance with your instructions. The named proxies on your proxy card will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy cards appointing the Chair of the applicable Special Meeting as your proxy but do not mark your cards to tell the proxy how to vote on a voting item, your shares will be voted in respect of such voting item at the discretion of the Chair of the applicable Special Meeting.
Avadel Shareholders of record may also vote over the Internet at www.envisionreports.com/AVDL or by telephone at 1-800-652-VOTE (8683) anytime up to 11:59 p.m. (Irish local time) (being 6:59 p.m. U.S. Eastern Time) on [•], 202[•]. Voting instructions are printed on the proxy cards or voting instruction form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the Special Meetings. You may also hand your applicable completed and signed proxy card to the Chair of the applicable Special Meeting before the start of the applicable Special Meeting.
Voting Ordinary Shares Held in Street Name
If your shares are held in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions that the bank, broker or other nominee provides to you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.
If you do not provide a signed voting instruction form to your bank, broker or other nominee, your shares will not be voted on any proposal on which the bank, broker or other nominee does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. In these cases, the bank, broker or other nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either Special Meeting.
Accordingly, if you fail to provide a signed voting instruction form to your bank, broker or other nominee, your shares held through such bank, broker or other nominee will not be voted at either Special Meeting.

Revoking Your Proxy
You may change your vote at any time before your proxy is voted at the Scheme Meeting or at any time before your proxy is voted at the EGM. If you are a registered shareholder as of the Voting Record Time (i.e., a shareholder who holds shares directly in his, her or its own name through Avadel’s transfer agent), you may revoke your proxy before the applicable Special Meeting by:
•
submitting a new proxy at a later date;

•
providing written notice that you have revoked your proxy to the Avadel Company Secretary, as applicable, so that it is received up to 11:59 p.m. (Irish local time) (being 6:59 p.m. U.S. Eastern Time) on [•], 202[•] at the following address:

Avadel Pharmaceuticals plc
Ten Earlsfort Terrace,
Dublin 2, D02 T380, Ireland
Attention: Company Secretary
•
submitting a new vote by telephone or Internet up to 11:59 p.m. (Irish local time) (being 6:59 p.m. U.S. Eastern Time) on [•], 202[•]; or

•
voting in person at the applicable Special Meeting.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other holder of record, sometimes referred to as holding shares in “street name”), follow the voting instructions provided to you by your bank, broker or other holder of record to determine how you may change your vote or revoke your proxy.
Simply attending the applicable Special Meeting, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the applicable meeting to change your vote.
Costs of Solicitation
Avadel will bear the cost of soliciting proxies from Avadel Shareholders.
Avadel will solicit proxies by mail. In addition, the directors, officers and employees of Avadel may solicit proxies from Avadel Shareholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. Avadel will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of Avadel Shares held of record as of the Voting Record Time by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.
Avadel has engaged Innisfree M&A Incorporated, a proxy solicitation firm, to solicit proxies in connection with the Special Meetings at a cost of approximately $50,000 plus expenses.
Other Business
Avadel is not aware of any other business to be acted upon at the Special Meetings. If, however, other matters are properly brought before the Special Meetings, the proxies will have discretion to vote or act on those matters (save where expressly directed otherwise), and they intend to vote the shares as the Avadel Board may recommend.
Adjournment
Any adjournment of the Scheme Meeting will result in an adjournment, as applicable, of the EGM.
Assistance
If you need assistance in completing your proxy cards or have questions regarding Avadel’s Special Meetings, please contact Innisfree M&A Incorporated, the proxy solicitation agent for Avadel, by mail at 501 Madison Ave Floor 20, New York, NY 10022 or by telephone at (877) 687-1874 (for Avadel Shareholders in the U.S. and Canada) or +1 (412) 232-3651 (for Avadel Shareholders outside the U.S. and Canada).

THE TRANSACTION
The Transaction
On October 22, 2025, Avadel entered into the Transaction Agreement, by and between Avadel and Alkermes, as amended by Amendment No. 1 to the Transaction Agreement, dated November 18, 2025. Under the terms of the Transaction Agreement, Alkermes will acquire Avadel pursuant to a court-sanctioned scheme of arrangement under Chapter 1 of Part 9 of the Companies Act. As a result of the Scheme, Avadel will become a wholly owned subsidiary of Alkermes.
At the Effective Time, Avadel Shareholders will be entitled to receive (i) $21.00 in cash for each Avadel Share held by them as of the Effective Time and (ii) a non-transferrable contingent value right entitling the holder to a potential additional payment of $1.50 for each Avadel Share held by them as of the Effective Time, contingent upon the achievement of the specified milestone set forth in the CVR Agreement.
Avadel equity awards will be treated as set forth in the Transaction Agreement, such that at the Effective Time:
•
each Avadel Cash-Out Option (including each Avadel Performance-Based Option) that is outstanding as of immediately prior to the Effective Time, whether or not vested, will be cancelled and, in exchange therefor, the holder of such cancelled Avadel Cash-Out Option will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel Cash-Out Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Avadel Share under such Avadel Cash-Out Option and (ii) one CVR for each Avadel Share subject to such Avadel Cash-Out Option immediately prior to the Effective Time (without regard to vesting);

•
each Avadel Option with an exercise price equal to or greater than the Cash Consideration that is outstanding immediately prior to the Effective Time, whether or not vested, will be cancelled for no consideration;

•
each Avadel RSU Award that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled Avadel RSU Award will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel RSU Award immediately prior to the Effective Time multiplied by (y) the Cash Consideration and (ii) one CVR for each Avadel Share subject to such Avadel RSU Award immediately prior to the Effective Time (without regard to vesting); and

•
each Avadel Restricted Stock Award, whether granted pursuant to the Avadel Share Plans or otherwise that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will be treated in the same manner as all other Avadel Shares.

Alkermes reserves the right, subject to the prior written approval of the Irish Takeover Panel (if required), to effect the Transaction by way of a Takeover Offer. In the event the Transaction is structured as a Takeover Offer, such offer will be implemented on terms and conditions that are at least as favorable to the Avadel Shareholders and the Avadel equity award holders as those which would apply in relation to the Scheme (except for an acceptance condition set at eighty percent (80%) of the nominal value of the Avadel Shares to which such offer relates and which are not already beneficially owned by Alkermes, or such lower percentage (being more than fifty percent (50%)), as Alkermes may, with the consent of Avadel and the Irish Takeover Panel (if required) decide).
Background of the Transaction
The Avadel Board, together with Avadel’s senior management, and with the assistance of its financial and legal advisors, regularly reviews Avadel’s strategic and financial performance and prospects on a standalone basis in light of developments in Avadel’s business, developments in the biotechnology industry and the economy and financial markets generally. These reviews have included consideration, from time to time, of potential partnerships, collaborations and other strategic transactions to enhance shareholder value, including potential sale transactions. Such reviews have been accompanied by periodic conversations between senior executives of Avadel and counterparts at other companies in the biotechnology industry regarding such potential transactions and opportunities.
In January 2025, Alkermes and Avadel discussed exploring a clinical development partnership. On February 13, 2025, Avadel entered into a non-disclosure agreement with Alkermes (which did not include a standstill provision) to facilitate the parties continuing their ongoing discussions regarding Avadel’s programs and potential business development opportunities. Over the course of the next several months, members of Avadel’s and Alkermes’ respective management teams met to discuss potential structures for collaboration.
On June 30, 2025, Richard Pops, Chief Executive Officer of Alkermes, contacted Greg Divis, Chief Executive Officer of Avadel, via e-mail indicating that Mr. Pops would like to meet in person over the course of that week at Avadel’s U.S. headquarters in Chesterfield, Missouri. Mr. Divis responded that he would follow-up the next week.
On July 4, 2025, Alkermes sent an initial unsolicited non-binding indication of interest to Avadel for the acquisition of 100% of the fully diluted share capital of Avadel for $12.50 in cash per ordinary share, representing a transaction equity value of approximately $1.27 billion (the “July 4 Proposal”). This proposal represented a premium of approximately 40% to Avadel’s closing price of $8.93 on July 3, 2025. Following receipt of the proposal, Mr. Divis and Mr. Pops engaged in a telephone discussion during which Mr. Divis confirmed receipt of the July 4 Proposal.
Also on July 4, 2025, the Financing Committee of the Avadel Board, comprised of Geoffrey M. Glass, Eric J. Ende, M.D. and Peter J. Thornton (which had previously been formed by the Avadel Board to provide focused oversight on strategic transactions), held a meeting to review the July 4 Proposal, with representatives of Morgan Stanley & Co. LLC (“Morgan Stanley”), one of Avadel’s financial advisors, and representatives of Goodwin Procter LLP (“Goodwin”) and Arthur Cox LLP (“Arthur Cox”), Avadel’s outside legal counsel, in attendance.
On July 7, 2025, the Avadel Board held two meetings to review the July 4 Proposal, with members of Avadel management and representatives of each of Morgan Stanley and Goldman Sachs & Co LLC (“Goldman Sachs”), Avadel’s financial advisors, and Goodwin and Arthur Cox in attendance. Each of Morgan Stanley and Goldman Sachs had advised Avadel on strategic advisory matters from time to time over the last several years. During the first meeting, representatives of Arthur Cox reviewed with the Avadel Board its fiduciary duties under Irish law in connection with exploring a potential transaction involving the sale of Avadel. Avadel management also discussed with the Avadel Board preliminary forecasts related to Avadel’s future financial performance, as prepared by management, including the methodology utilized to prepare the forecasts and underlying assumptions. Representatives of each of Morgan Stanley and Goldman Sachs reviewed with the Avadel Board Morgan Stanley’s and Goldman Sachs’ respective preliminary financial analyses of Avadel and the July 4 Proposal. Following discussion and consideration of Avadel’s prospects on a stand-alone basis, the Avadel Board determined that the July 4 Proposal was inadequate and that Avadel should seek improved terms from Alkermes as a condition to allowing Alkermes to conduct due diligence or to otherwise further explore a transaction. The Avadel Board also reviewed a list of potential strategic acquirors prepared by management with input from each of Morgan Stanley and Goldman Sachs in the event that the Avadel Board were to explore a potential transaction with a third party, which list included H. Lundbeck A/S (“Lundbeck”), Party B and Party C, and the Avadel Board considered the risk of leaks that might arise from making contact with other parties in the industry and the potential impact on Avadel’s business of such leaks. Also at the meeting, the Avadel Board formed a Transaction Committee of independent directors to manage day-to-day matters related to the strategic process in order to provide an efficient manner in which to actively supervise the process and to have the ability to meet as often as needed on a more convenient basis than the Avadel Board (the “Transaction Committee”) consisting of Messrs. Glass, Ende and Thornton.
Later on July 7, 2025, the Avadel Board held a subsequent meeting to discuss next steps and process considerations, instructed each of Morgan Stanley and Goldman Sachs to reflect various matters discussed during the meetings of the Avadel Board in their respective preliminary financial analyses of Avadel, and instructed Mr. Divis to contact Mr. Pops to convey that the July 4 Proposal from Alkermes was inadequate.

Later on July 7, 2025, Mr. Divis called Mr. Pops to advise Mr. Pops of the Avadel Board’s determination that the July 4 Proposal was inadequate. Mr. Divis further indicated that Avadel would not permit Alkermes to conduct due diligence unless Alkermes provided an improved proposal.
On July 11, 2025, Messrs. Divis and Pops had a telephone call regarding the potential transaction during which Mr. Pops indicated that Alkermes would be sending an updated non-binding offer. Following the call, Alkermes sent a non-binding indication of interest to Avadel for the acquisition of 100% of the fully diluted share capital of Avadel for $13.25 in cash per share, representing a transaction equity value of approximately $1.35 billion (the “July 11 Proposal”). This revised proposal represented a premium of approximately 36% to Avadel’s closing price of $9.77 on July 10, 2025.
On July 13, 2025, the Avadel Board held a meeting to discuss the July 11 Proposal, at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. During the meeting, representatives of Arthur Cox reviewed with the Avadel Board its fiduciary duties, which had been previously reviewed at prior meetings of the Avadel Board, in connection with exploring a potential transaction involving the sale of Avadel. Management discussed further with the Avadel Board the preliminary forecasts related to Avadel’s future financial performance, as prepared by management, including the methodology utilized to prepare the forecasts and the underlying assumptions as previously discussed at the July 7th meeting.
On July 16, 2025, the Avadel Board held an additional meeting to review the July 11 Proposal, at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. Representatives of each of Morgan Stanley and Goldman Sachs reviewed with the Avadel Board Morgan Stanley’s and Goldman Sachs’ respective preliminary financial analyses of Avadel and the July 11 Proposal. Following discussion and consideration of Avadel’s prospects on a stand-alone basis, the Avadel Board again determined that the July 11 Proposal was inadequate and that Avadel should seek improved terms from Alkermes, but the Avadel Board authorized Avadel management to conduct limited due diligence with Alkermes in order to facilitate Alkermes’ ability to improve its position on value. The Avadel Board also discussed certain process considerations, including potential messaging to Alkermes regarding its proposal and providing Alkermes with a management presentation as a basis to increase its offer.
On July 17, 2025, Mr. Divis called Mr. Pops to advise Mr. Pops of the Avadel Board’s determination that the July 11 Proposal was inadequate. Mr. Divis, however, indicated that Avadel would permit Alkermes to conduct limited due diligence and that senior management of Avadel were willing to meet with Alkermes to provide a management presentation about Avadel if it would help Alkermes improve its offer.
On July 25, 2025, representatives of management of each of Avadel and Alkermes held a call to discuss preliminary diligence matters. Alkermes also provided a list of key diligence items to Avadel management.
On July 29, 2025, Avadel held its annual general meeting of shareholders in Dublin, Ireland. Following the annual general meeting, the Avadel Board held a meeting in Dublin, Ireland, with members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox in attendance, at which matters relating to the proposed transaction with Alkermes were discussed. During the meeting, Avadel management further discussed with the Avadel Board the preliminary forecasts related to Avadel’s future financial performance, as prepared by management, including the methodology utilized to prepare the forecasts and the underlying assumptions as previously discussed at the July 7th and 13th meetings of the Avadel Board. See the heading titled “— Avadel Unaudited Prospective Financial Information” for further information regarding the July Avadel Projections (as defined therein). Following discussion of these matters, the Avadel Board approved the July Avadel Projections for use by each of Morgan Stanley and Goldman Sachs in connection with the financial analyses prepared in connection with any fairness opinion rendered by each of Morgan Stanley and Goldman Sachs.
On August 14, 2025, Mr. Pops called Mr. Divis and delivered a verbal updated non-binding indication of interest for the acquisition of 100% of the fully diluted share capital of Avadel for $15.25 in cash per ordinary share, representing a transaction equity value of approximately $1.57 billion (the “August 14 Proposal”). This proposal represented a premium of approximately 11% to Avadel’s closing price of $13.77 on August 13, 2025.

On August 14, 2025, the Transaction Committee held a meeting to discuss the August 14 Proposal at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. At the meeting, Mr. Divis provided an update to the Transaction Committee regarding the status of discussions with Alkermes and representatives of Goodwin summarized the terms of the August 14 Proposal.
On August 16, 2025, the Avadel Board held a meeting, at which members of Avadel management and representatives of each of Goodwin and Arthur Cox were present, to review the status and proposed terms regarding a proposed transaction with XWPharma Ltd. to enter into an exclusive global license agreement granting Avadel a license to develop, manufacture and commercialize valiloxybate, a low/no sodium once nightly oxybate product (the “Amended and Restated XWPharma License”).
On August 18, 2025, the Avadel Board held a meeting to review the August 14 Proposal, at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. During the meeting, representatives of Arthur Cox reviewed with the Avadel Board its fiduciary duties under Irish law, which had been previously reviewed at prior meetings of the Avadel Board, in connection with exploring a potential transaction involving the sale of Avadel. Also during the meeting, representatives of Avadel’s financial advisors reviewed the status of discussions with J.P. Morgan Securities LLC (“J.P. Morgan”), financial advisor to Alkermes. Representatives of each of Morgan Stanley and Goldman Sachs also reviewed with the Avadel Board Morgan Stanley’s and Goldman Sachs’ respective preliminary financial analyses of Avadel and the August 14 Proposal. A discussion ensued, including regarding the premium that the August 14 Proposal represented to the current and historical trading prices of Avadel Shares. Following discussion, the Avadel Board again determined that the August 14 Proposal was inadequate, but, in order to facilitate Alkermes’ ability to improve its offer, the Avadel Board also authorized additional limited due diligence with Alkermes and instructed Avadel’s financial and legal advisors to engage with advisors to Alkermes as needed to complete such due diligence.
On August 21, 2025, representatives from Avadel and Alkermes management and their respective financial advisors held a meeting to discuss targeted due diligence.
On August 24, 2025, Avadel and Alkermes entered into a confidentiality agreement, which included a customary standstill provision that restricted Alkermes from publicly offering to acquire or acquiring Avadel, and from taking certain other actions, including soliciting proxies, without the prior consent of Avadel. The confidentiality agreement provided that the standstill would terminate in certain circumstances, including upon Avadel entering into a binding agreement related to the sale or a change of control of Avadel. This confidentiality agreement terminated the confidentiality agreement dated February 13, 2025 between Avadel and Alkermes.
On August 27, 2025, Avadel granted access to a limited virtual data room to representatives of Alkermes and its legal and financial advisors.
Over the course of the next several weeks, representatives of management from both Avadel and Alkermes, together with their respective financial advisors, held additional meetings to discuss key diligence items, including research and development, regulatory, commercial and legal matters.
On August 30, 2025, Avadel and XWPharma Ltd. entered into the Amended and Restated XWPharma License.
On September 6, 2025, Mr. Pops contacted Mr. Divis and suggested meeting after the 2025 World Sleep Congress taking place in Singapore from September 5 through September 10, 2025.
On September 12, 2025, Messrs. Divis and Pops engaged in a brief telephone discussion following the World Sleep Congress, to discuss a possible transaction between Avadel and Alkermes.
On September 26, 2025, Mr. Divis spoke telephonically with Mr. Pops. Mr. Pops reaffirmed Alkermes’ continuing interest in a transaction with Avadel as well as a preference to execute a transaction in an expeditious manner. Mr. Pops also indicated that Alkermes intended to submit a revised proposal in the coming week.

On October 1, 2025, Alkermes sent to Avadel a non-binding proposal to acquire Avadel for up to $20.00 per ordinary share, representing a transaction equity value of up to approximately $2.1 billion (the “October 1 Proposal”), consisting of, per ordinary share, (i) $18.00 in cash, plus (ii) one non-tradeable CVR representing the right to receive $2.00 in cash upon FDA approval of LUMRYZ for treatment of idiopathic hypersomnia (“IH”) in adults, with no legal or regulatory impediment to the sale or marketing in IH, by December 31, 2027. The $20.00 per ordinary share nominal value of the October 1 Proposal represented a premium of approximately 31% to Avadel’s closing price of $15.27 on September 30, 2025.
On October 2, 2025, the Transaction Committee held a meeting to discuss the October 1 Proposal at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. At the meeting, Mr. Divis provided an update to the Transaction Committee regarding the status of discussions with Alkermes and representatives of Goodwin summarized the terms of the October 1 Proposal.
On October 3, 2025, the Avadel Board held a meeting to review the October 1 Proposal, at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. At the meeting, representatives of each of Goodwin and Arthur Cox reviewed with the Avadel Board its fiduciary duties under Irish law, which had been previously reviewed at prior meetings of the Avadel Board, in connection with exploring a potential transaction involving the sale of Avadel. Members of Avadel’s management (i) provided an update regarding recent conversations between representatives of Avadel and Alkermes and (ii) described the October 1 Proposal, in particular the milestones proposed for the CVR. Representatives of each of Morgan Stanley and Goldman Sachs reviewed with the Avadel Board Morgan Stanley’s and Goldman Sachs’ respective preliminary financial analyses of Avadel and the October 1 Proposal. The Avadel Board then engaged in discussions regarding the October 1 Proposal, including the milestone proposed for the CVR in the October 1 Proposal, in particular (i) the uncertainty and regulatory risks presented by the milestone tied to FDA approval, (ii) the desire for the CVR milestone period to be extended by one year, from the end of 2027 to the end of 2028, (iii) the inherent uncertainty of CVR payments as compared to upfront cash consideration and (iv) the no legal impediment component of the CVR in light of the ongoing litigation with Jazz Pharmaceuticals, Inc. (“Jazz”) and the potential settlement of same, which would satisfy such component of the CVR in relation to a third party legal impediment by Jazz. After discussion, the Avadel Board directed representatives of each of Morgan Stanley and Goldman Sachs to make a counterproposal, on Avadel’s behalf, to representatives of Alkermes on the CVR of (A) up to $2.00 payable, with (1) $1.00 per share payable upon FDA approval of LUMRYZ for treatment of IH and (2) $1.00 per share payable upon clearing of any legal, non-regulatory impediment to the sale or marketing of LUMRYZ in IH, in either case of (1) and (2), prior to the end of 2028 and (B) (x) if, prior to closing of a transaction with Alkermes, Avadel were to settle its litigation with Jazz, the per share consideration to be received by Avadel shareholders at closing would be adjusted such that Avadel shareholders receive 100% of any non-appealable recovery amount achieved through such settlement or the cash component of any settlement amount, in both instances net of costs, on a pro rata basis, in cash or (y) if Avadel’s litigation with Jazz were not settled prior to closing, an additional non-transferable contingent value right payable in cash, equal to 90% of any settlement / recovery amount obtained by Avadel (or Alkermes as successor) from Jazz relating to the Jazz litigation, which amount would be payable in cash to Avadel shareholders on a pro rata basis and a target announcement date of the transaction no later than October 27, 2025 (the “Avadel CVR Counterproposal”). The Avadel Board then discussed process and timing considerations, including whether to contact other third parties regarding their interest in a potential transaction with Avadel. The Avadel Board discussed with representatives of each of Morgan Stanley and Goldman Sachs which parties would be most likely to have an interest in an acquisition of Avadel, and would have the ability to consummate a transaction of this size and nature, as well as the ability to move quickly and efficiently in a process. The Avadel Board also discussed the importance of maintaining the confidentiality of a process involving the exploration of a potential transaction and the impact of a leak on the business of Avadel, including in connection with any settlement of litigation with Jazz or the impact of the upcoming trial between Avadel and Jazz. Following these discussions, the Avadel Board determined that Avadel should contact Lundbeck, Party B and Party C, global biotechnology and pharmaceutical companies, with respect to their potential interest in an acquisition of Avadel based on the fact that such parties met the outreach criteria discussed by the Avadel Board earlier in the meeting. Following discussion and based on the consideration of the factors discussed at the meeting, the Avadel Board further directed representatives of each of Morgan Stanley and Goldman Sachs to (i) convey to Alkermes that Avadel would proceed to negotiate definitive transaction documents with Alkermes and (ii) engage in discussions with Lundbeck, Party B and Party C to determine whether terms could be reached on a transaction that would be superior to a potential transaction with Alkermes, by the end of October 2025.
Also on October 3, 2025, following the meeting of the Avadel Board, at the direction of the Avadel Board, representatives of each of Morgan Stanley and Goldman Sachs communicated the Avadel CVR Counterproposal to J.P. Morgan.
Between October 4 and October 17, 2025, Avadel responded to numerous confirmatory diligence requests from, and conducted numerous due diligence meetings and teleconferences with, representatives of Alkermes, and granted representatives of Alkermes and its legal and financial advisors access to its comprehensive virtual data room.
On October 6, 2025, at Avadel’s direction, representatives of Morgan Stanley separately contacted Lundbeck, and representatives of each of Morgan Stanley and Goldman Sachs contacted Party B and Party C regarding potential interest in a transaction to acquire Avadel.
On October 7, 2025, at Avadel’s direction, representatives of each of Morgan Stanley and Goldman Sachs provided Lundbeck with Avadel’s form of confidentiality agreement.
On October 7, 2025, representatives of Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul, Weiss”) and McCann FitzGerald LLP (“McCann FitzGerald”), legal counsel to Alkermes, provided an initial draft of the Original Transaction Agreement and Conditions Appendix for review to representatives of Goodwin and Arthur Cox.
On October 9, 2025, Mr. Pops responded via e-mail to Mr. Divis regarding the Avadel CVR Counterproposal, proposing that the non-tradeable CVR represent (A) up to $2.00 payable, with (1) $1.00 per share payable upon FDA approval of LUMRYZ for treatment of IH plus a positive valiloxybate pivotal PK study showing bioequivalence to LUMRYZ and alignment with the FDA on the bioequivalence regulatory path to approval and (2) $1.00 per share payable upon clearing of any legal impediments to the sale or marketing of LUMRYZ in IH following FDA approval of LUMRYZ for the treatment of IH, and a positive valiloxybate pivotal PK study showing bioequivalence to LUMRYZ and alignment with the FDA on the bioequivalence regulatory path to approval, in either case of (1) and (2), prior to the end of 2028 and (B) (x) if, prior to closing of a transaction with Alkermes, Avadel were to settle its litigation with Jazz, the per share consideration to be received by Avadel shareholders at closing would be adjusted such that Avadel shareholders receive 100% of any non-appealable recovery amount achieved through such settlement or the cash component of any settlement amount, in both instances net of costs, on a pro rata basis, in cash or (y) if Avadel’s litigation with Jazz were not settled prior to closing, an additional non-transferable contingent value right payable in cash, equal to 90% of any settlement / recovery amount obtained by Avadel (or Alkermes as successor) from Jazz relating to the Jazz litigation, which amount would be payable in cash to Avadel shareholders on a pro rata basis, unless the Jazz litigation proceeded to court appeal, in which case the 90% would become 75% of any settlement / recovery amount obtained by Avadel (or Alkermes as successor) (the “Alkermes October 9 CVR Proposal”).
On October 10, 2025, representatives of Paul, Weiss and McCann FitzGerald, legal counsel to Alkermes, provided an initial draft of the form of CVR Agreement for review to representatives of Goodwin and Arthur Cox.
On October 12, 2025, the Transaction Committee held a meeting at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. Representatives of Goodwin provided an overview of key terms of the draft Original Transaction Agreement and form of CVR Agreement and reviewed the terms of each of the financial advisors’ proposed engagement letter with Avadel. Avadel management and representatives of each of Morgan Stanley and Goldman Sachs then discussed the Alkermes October 9 CVR Proposal. Members of the Transaction Committee discussed with Avadel management the status of the Jazz litigation and that in the event Avadel reached agreement with Jazz, the CVR milestone criteria regarding legal impediments to the sale and marketing of LUMRYZ in IH and the Jazz settlement distribution to Avadel shareholders would become moot factors.

On October 13, 2025, representatives of Party B contacted Morgan Stanley and Goldman Sachs to indicate that Party B was not interested in a transaction to acquire Avadel at this time. Party C did not respond to the outreach on October 6, 2025 regarding interest in a transaction with Avadel.
Later on October 13, 2025, the Avadel Board held a meeting to review the Alkermes October 9 CVR Proposal and other transaction updates, at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. Representatives of Goodwin provided an overview of key terms of the draft Original Transaction Agreement and form of CVR Agreement and reviewed the terms of each of the financial advisors’ proposed engagement letter with Avadel. Prior to the meeting, representatives of each of Morgan Stanley and Goldman Sachs had delivered to Avadel their respective relationship disclosure letters describing their respective relationships with Avadel and Alkermes and certain of Alkermes’ affiliates, and the Avadel Board determined that there were no conflicts for either Morgan Stanley or Goldman Sachs. Following the Avadel Board’s review of such disclosures and a review of the terms of each financial advisor’s proposed engagement letter, and based on each of Morgan Stanley’s and Goldman Sachs’ familiarity with Avadel and the biotechnology industry, as well as their respective experience with strategic transactions of the type contemplated by the Original Transaction Agreement, the Avadel Board approved entry into the respective engagement letters. Avadel management, members of the Transaction Committee and representatives of each of Morgan Stanley and Goldman Sachs then reviewed the Alkermes October 9 CVR Proposal. Members of the Avadel Board discussed with Avadel management the status of the Jazz litigation. The Avadel Board further discussed that in the event Avadel reached agreement with Jazz, the CVR milestone criteria regarding legal impediments to the sale and marketing of LUMRYZ in IH and the Jazz settlement distribution to Avadel shareholders would become moot factors. Regarding the Alkermes October 9 CVR Proposal, the Avadel Board determined that Avadel would counter-propose to Alkermes that the CVR represent $2.00 per share payable upon FDA approval for either LUMRYZ or valiloxybate in IH, but not both, with no outside time limitation to achievement (the “Avadel October 13 CVR Counterproposal”). Representatives of each of Morgan Stanley and Goldman Sachs then provided an update on outreach to Lundbeck, Party B and Party C, including that neither Party B nor Party C had expressed an interest in a potential acquisition of Avadel and that Lundbeck had not made a proposal on value or ability or willingness to imminently execute a transaction. Following discussion, and consideration of the factors and reasons discussed at prior meetings of the Avadel Board, the Avadel Board directed members of Avadel’s management to proceed with final discussions with Alkermes and to seek to finalize a transaction and agreed to follow up on the CVR counter-proposal following certain October 14 Jazz litigation discussions.
Also later on October 13, 2025, Goodwin delivered to Paul, Weiss a revised draft of the Original Transaction Agreement. Over the course of the subsequent days, the parties and their respective advisors, including their respective Irish co-counsel, negotiated and exchanged drafts of the Original Transaction Agreement and other transaction-related documents. The negotiations primarily focused on issues relating to the conditionality of the consummation of the proposed transaction, covenants and closing conditions with respect to regulatory approvals and the implications if regulatory approvals could not be obtained, the definition of “Company Material Adverse Effect,” the circumstances in which Avadel would be required to reimburse Alkermes for its expenses (subject to the one percent (1%) limit under Irish law), the treatment of equity awards and other employee compensation and benefits matters, provisions regarding Avadel’s ability to change its recommendation in favor of the proposed transaction, provisions restricting the solicitation of alternative transaction proposals, the grounds for terminating the Original Transaction Agreement, and the interim operating covenants of Avadel pending the consummation of the proposed transaction. Also during this process, the parties stayed in contact with the Irish Takeover Panel and raised issues with and received responses from the Irish Takeover Panel.
On October 14, 2025, Avadel and Lundbeck entered into a confidentiality agreement (the “Lundbeck Confidentiality Agreement”), which included a customary standstill provision that restricted Lundbeck from publicly offering to acquire or acquiring Avadel, and from taking certain other actions, including soliciting proxies, without the prior consent of Avadel. The confidentiality agreement provided that the standstill would terminate in certain circumstances, including upon Avadel entering into a binding agreement related to the sale or a change of control of Avadel.
Later on October 14, 2025, members of Avadel management provided a management presentation to Lundbeck. In follow-up to the management presentation, representatives of PJT Partners (“PJT”), financial advisor to Lundbeck, contacted representatives of Morgan Stanley to confirm next steps, and, at the direction of the Avadel Board, representatives of Morgan Stanley conveyed to representatives of PJT that Lundbeck would need to demonstrate the ability to negotiate and execute a definitive transaction agreement with Avadel in the immediately following days, and submit a written proposal with a proposed transaction value prior to Avadel granting access to its virtual data room and engaging in subsequent calls with management, but such representatives, at the direction of the Avadel Board, indicated that legal counsel to Avadel would prepare a draft transaction agreement for Lundbeck in order to facilitate Lundbeck’s ability to submit a proposal on value to Avadel.
Also on October 14, 2025, the Avadel Board held a meeting to review the status of the Jazz litigation, at which members of Avadel management and representatives of each of Latham & Watkins LLP and Morrison Foerster, as counsel to Avadel in the Jazz litigation, and Goodwin were present.
Also on October 14, 2025, following the meeting of the Avadel Board, at the direction of the Avadel Board, representatives of each of Morgan Stanley and Goldman Sachs communicated the Avadel October 13 CVR Counterproposal to J.P. Morgan.
On October 15, 2025, representatives of each of Morgan Stanley and Goldman Sachs held a call with J.P. Morgan, during which J.P. Morgan conveyed an offer on behalf of Alkermes of a counterproposal to the Avadel October 13 CVR Counterproposal, lowering the CVR value to $1.50 from $2.00 per share for FDA approval of LUMRYZ in IH with a December 31, 2028 outside date to achievement, in connection with settlement of the Jazz litigation (the “Alkermes October 15 CVR Counterproposal”).
Also on October 15, 2025, the Transaction Committee held a meeting at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present, to discuss updates on the status of the transaction with Alkermes and the Jazz litigation.
On October 16, 2025, the Avadel Board held a meeting to discuss the status of the transaction with Alkermes and the Jazz litigation, at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. At the meeting, members of Avadel management and the Avadel Board discussed the Alkermes October 15 CVR Counterproposal. Based on a discussion with Avadel management regarding the Jazz litigation, the Avadel Board discussed also increasing the upfront cash amount from the October 1 Proposal from $18.00 per ordinary share to $18.50 per ordinary share, noting that such an increase would provide shareholders with an increase to immediate and certain liquidity, together with the terms of Alkermes October 15 CVR Counterproposal. After discussion, the Avadel Board directed representatives of each of Morgan Stanley and Goldman Sachs to make this updated proposal of a change from $18.00 per ordinary share to $18.50 per ordinary share and to otherwise agree to the Alkermes October 15 CVR Counterproposal (the “Avadel October 16 Proposal”).
Later on October 16, 2025, following the meeting of the Avadel Board, representatives of each of Morgan Stanley and Goldman Sachs communicated the Avadel October 16 Proposal to J.P. Morgan, stating that Avadel accepted the CVR terms in the Alkermes October 15 Counterproposal, but asked for $18.50 upfront cash in connection with settlement of the Jazz litigation.
Later on October 16, 2025, at the direction of Avadel, representatives of each of Morgan Stanley and Goldman Sachs provided an initial draft of a transaction agreement for review to representatives of Lundbeck and Avadel provided access to its virtual data room to representatives of Lundbeck.
On October 17, 2025, Avadel entered into an engagement letter with each of Morgan Stanley and Goldman Sachs as previously approved by the Avadel Board.
Also on October 17, 2025, at the direction of Avadel, representatives of each of Morgan Stanley and Goldman Sachs had a call with representatives of PJT to discuss the status of a potential proposal to Avadel from Lundbeck. Financial advisors of Lundbeck updated representatives of Morgan Stanley and Goldman Sachs on Lundbeck’s progress and indicated that Lundbeck would submit a proposal early the week of October 20 based largely on publicly available information.
Also on October 17, 2025, in a call between representatives of J.P. Morgan and representatives of each of Morgan Stanley and Goldman Sachs, J.P. Morgan communicated that Alkermes accepted the Avadel October 16 Proposal.

Also later on October 17, 2025, Paul, Weiss delivered a revised draft of the Original Transaction Agreement to Goodwin and Goodwin delivered to Paul, Weiss revised drafts of the Conditions Appendix and the form of CVR Agreement and the form of CVR Agreement reflected the terms of the Avadel October 16 Proposal. Over the course of the subsequent days, the parties and their respective advisors, including their respective Irish co-counsel, continued to negotiate and exchange drafts of these and other transaction-related documents.
On October 19, 2025, the Avadel Board held a meeting in Dublin, Ireland, attended by members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox to consider documentation for the proposed acquisition of Avadel by Alkermes. Mr. Divis summarized for the Avadel Board the discussions with Alkermes and Alkermes’ advisors during the previous week and members of senior management of Avadel reviewed with the Avadel Board Alkermes’ due diligence process and the procedures undertaken by Avadel in connection with the proposed transaction. Members of Avadel’s management then presented management’s updated projections for Avadel, including revised assumptions underlying the same to account for the impact of a potential settlement of the Jazz litigation. See the heading titled “— Avadel Unaudited Prospective Financial Information” for further information regarding the Updated Avadel Projections (as defined therein). The Avadel Board determined the Updated Avadel Projections to be reasonably prepared on bases reflecting then-currently available estimates and judgments of the members of Avadel’s management as to the expected future performance of Avadel on a standalone basis, approved the Updated Avadel Projections and directed each of Morgan Stanley and Goldman Sachs to use and rely on the Updated Avadel Projections in performing financial analyses relating to advising the Avadel Board and the rendering of their respective fairness opinions to the Avadel Board.
Later on October 19, 2025, the Avadel Board held a second meeting in Dublin, Ireland, attended by members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox to consider the proposed terms and documentation for the proposed acquisition of Avadel by Alkermes. Representatives of Goodwin and Arthur Cox discussed with the Avadel Board an overview of the fiduciary duties of directors and the Irish Takeover Rules in the context of the proposed transaction with Alkermes. In addition, a representative of Arthur Cox described to the Avadel Board the substance of the announcement required pursuant to Rule 2.7 of the Irish Takeover Rules in connection with the proposed transaction. Following this, representatives of each of Morgan Stanley and Goldman Sachs reviewed with the Avadel Board their respective financial analysis of Avadel and the proposed transaction. A discussion by the Avadel Board with respect to the proposed transaction, as well as alternatives to it, including a potential transaction with Lundbeck, ensued and members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox responded to comments and questions from the Avadel Board, including relating to the Avadel Board’s ability to change its recommendation in favor of the transaction with Alkermes. Prior to the meeting, representatives of each of Morgan Stanley and Goldman Sachs each provided to Avadel updated relationship disclosure letters describing their respective relationships with Alkermes and Lundbeck and certain of their respective affiliates, and the Avadel Board determined there were no conflicts for either Morgan Stanley or Goldman Sachs. Following discussion, (i) Morgan Stanley rendered its opinion to the Avadel Board that, as of October 19, 2025, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in such opinion, the Pre-Amendment Scheme Consideration (as defined below) to be received by the holders of Avadel Shares (other than the Excluded Shares) pursuant to the Original Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares and (ii) Goldman Sachs rendered its opinion to the Avadel Board that, as of October 19, 2025 and based upon and subject to the factors and assumptions set forth in such opinion, the Pre-Amendment Scheme Consideration to be paid to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares pursuant to the Original Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares. Representatives of Goodwin then summarized the key terms of the proposed Original Transaction Agreement, which were summarized in writing in advance of the meeting, and also reviewed the regulatory processes the transaction would entail and related terms of the proposed transaction documents. Following this, and based upon the presentations and discussions at this meeting, the Avadel Board unanimously determined that the Original Transaction Agreement and the transactions contemplated thereby, including the Scheme, were in the best interests of Avadel and its shareholders and that the terms of the Scheme as contemplated by the Original Transaction Agreement were fair and reasonable.

For purposes of this section, the term “Pre-Amendment Scheme Consideration” means (i) $18.50 in cash for each Avadel Share held by Avadel Shareholders as of the Effective Time and (ii) a non-transferable CVR entitling the holder to a potential additional payment of $1.50 for each Avadel Share held by them as of the Effective Time, contingent upon the achievement of the specified milestone set forth in the form of CVR Agreement.
On October 20, 2025, Lundbeck sent to Avadel a non-binding proposal (the “October 20 Lundbeck Proposal”) to acquire Avadel for up to $20.00 per ordinary share, consisting of (i) $18.00 in cash, plus (ii) one non-tradeable CVR representing the right to receive up to $2.00 in cash as follows: (a) $1.00 per share in cash upon the first commercial sale of LUMRYZ in IH patients by December 31, 2028 and (b) $1.00 per share in cash upon LUMRYZ reaching annual net sales globally of at least $700 million in any calendar year by December 31, 2030.
As of October 21, 2025, there were no employment, retention or other arrangements or understandings between any of Avadel’s directors or executive officers, on the one hand, and Alkermes, on the other hand, and the transaction with Alkermes was not conditioned upon any of Avadel’s directors or executive officers entering into any such agreement, arrangement or understanding.
On October 21, 2025, the Transaction Committee held a meeting at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. At the meeting, members of Avadel management and representatives of Goodwin provided an update on discussions with Lundbeck and a description of the October 20 Lundbeck Proposal, noting that, among other things, (i) the October 20 Lundbeck Proposal provided insufficient upfront cash consideration relative to the October 16 Proposal and that the October 20 Lundbeck Proposal CVR milestones, taken together, were less likely to be achieved relative to the CVR milestones in Alkermes’ October 16 Proposal and (ii) Lundbeck indicated that final terms could be reached on a transaction no earlier than the end of October in order for Lundbeck to complete its due diligence.
Later on October 21, 2025, the Avadel Board held a meeting, with members of Avadel’s management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox in attendance. Members of Avadel management and the Transaction Committee reviewed the October 20 Lundbeck Proposal and the various factors discussed at the Transaction Committee meeting earlier that day. In particular, the Avadel Board weighed prior discussions with representatives of PJT with respect to value and timing constraints of a transaction between Avadel and Lundbeck. Following discussion, the Avadel Board determined that the time it would likely take for Lundbeck to increase the value of its proposal beyond the value of consideration in the October 16 Proposal with Alkermes would create significant risk that Alkermes would not be willing to execute a transaction with Avadel. The Avadel Board also discussed the status of executing a global settlement of the Jazz litigation and that it remained a precursor to executing a transaction with Alkermes based on the terms of the October 16 Proposal. The Avadel Board then discussed the various reasons to approve the transaction with Alkermes and certain other considerations. For a detailed description of the various reasons considered by the Avadel Board, see “— Recommendation of the Avadel Board and Avadel’s Reasons for the Transaction.” After further discussion, including on the process that led to the proposed transaction, the alternatives available to Avadel, including remaining as a standalone public company or pursuing strategic collaborations with respect to LUMRYZ, and the risks and benefits associated with the proposed transaction, representatives of Arthur Cox provided an overview of the fiduciary duties of the Avadel Board under Irish law in connection with considering and approving the Transaction and representatives of Goodwin and Arthur Cox presented to the Avadel Board the final agreed terms of the Original Transaction Agreement, including the Scheme. Representatives of each of Morgan Stanley and Goldman Sachs then reviewed with the Avadel Board their respective updated financial analysis of Avadel and the proposed transaction, which reflected the CVR Estimates provided to each of Morgan Stanley and Goldman Sachs, which each of Morgan Stanley and Goldman Sachs used to calculate the net present value of the risk-adjusted Milestone Payment estimated to be made based on the probability and timing of achieving the Milestone, and which accounted for the updated projected commercialization date for LUMRYZ in IH of March 1, 2028. Thereafter, (i) Morgan Stanley rendered an oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 21, 2025, to the Avadel Board that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth therein, the

Pre-Amendment Scheme Consideration to be received by the holders of Avadel Shares (other than the Excluded Shares) pursuant to the Original Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares, and (ii) Goldman Sachs delivered to the Avadel Board an oral opinion, subsequently confirmed by delivery of a written opinion, dated October 22, 2025, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the Pre-Amendment Scheme Consideration to be paid to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares pursuant to the Original Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares.
In the evening of October 21, 2025, Avadel entered into a global settlement of all litigation with Jazz.
Early on October 22, 2025, Avadel and Alkermes executed and delivered the Original Transaction Agreement.
On the morning of October 22, 2025, prior to the opening of trading on Nasdaq and the New York Stock Exchange, Avadel and Alkermes issued a joint announcement pursuant to Rule 2.7 of the Irish Takeover Rules announcing the Transaction.
Later on October 22, 2025, following the announcement of the Transaction, representatives of PJT called representatives of each of Morgan Stanley and Goldman Sachs, on an unsolicited basis, and conveyed that Lundbeck intended to submit a letter to Avadel under Rule 20.3 of the Irish Takeover Rules requesting access to diligence materials in order to allow Lundbeck to submit an updated proposal to acquire Avadel.
On October 23, 2025, Lundbeck submitted a letter under Rule 20.3 of the Irish Takeover Rules to Avadel (the “Rule 20.3 Letter”), which requested that Lundbeck (i) continue to be provided with equivalent access to the data room that was prepared by Avadel in connection with the strategic process and (ii) be provided with responses to the diligence and information requests previously submitted by Lundbeck to Avadel. The Rule 20.3 Letter referenced the October 20 Lundbeck Proposal and did not include a revised proposal to acquire Avadel.
Later on October 23, 2025, representatives of Avadel sent a notice to Alkermes and its advisors of the receipt of the Rule 20.3 Letter.
On October 24, 2025, the Transaction Committee held a meeting at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. At the meeting, representatives of Goodwin and Arthur Cox described to the Transaction Committee, among other things, Avadel’s rights and obligations under the Original Transaction Agreement and the Irish Takeover Rules. Following such discussion, the Transaction Committee determined that, in order to comply with Rule 20.3 of the Irish Takeover Rules, Avadel should provide Lundbeck access to the data room and instructed representatives of Goodwin to negotiate an amendment to the Lundbeck Confidentiality Agreement to facilitate such access in compliance with the non-solicitation provisions of the Original Transaction Agreement.
Later on October 24, 2025, Avadel and Lundbeck entered into an amendment to the Lundbeck Confidentiality Agreement, pursuant to which Lundbeck acknowledged the Original Transaction Agreement and Avadel’s obligations to comply with its obligations thereunder, including with respect to the non-solicitation provisions.
On October 25, 2025, representatives of Avadel sent a notice to Alkermes and its advisors of the amendment to the Lundbeck Confidentiality Agreement and provided copies of the Lundbeck Confidentiality Agreement, as amended.
On October 26, 2025, Avadel granted representatives of Lundbeck and its legal and financial advisors access to its virtual data room and between October 26 and October 31, 2025, Avadel responded to numerous confirmatory diligence requests from, and conducted numerous due diligence meetings and teleconferences with, representatives of Lundbeck, in each case in accordance with the Rule 20.3 Letter and Avadel’s obligations under the Irish Takeover Rules and the Original Transaction Agreement. Representatives of Avadel sent periodic notices to Alkermes and its advisors of the status of these diligence discussions during this period.

On October 27, 2025, the Avadel Board held a meeting with members of Avadel’s management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox in attendance. At the meeting, representatives of Goodwin and Arthur Cox discussed, among other things, Avadel’s rights and obligations under the Original Transaction Agreement and the Irish Takeover Rules. Following such discussion, the Avadel Board instructed members of Avadel management and Avadel’s advisors to continue to provide Lundbeck access to the data room in accordance with the Rule 20.3 Letter.
On November 7, 2025, representatives of PJT contacted representatives of each of Morgan Stanley and Goldman Sachs and informed them that Lundbeck’s board was scheduled to meet on November 11, 2025 to review and consider a revised offer to acquire Avadel and that, if Lundbeck’s board approved it, the offer would be submitted to Avadel shortly after the meeting.
Later on November 7, 2025, members of Avadel notified Alkermes and its advisors of the outreach from representatives of PJT and the information conveyed by PJT.
On November 11, 2025, representatives of PJT contacted representatives of each of Morgan Stanley and Goldman Sachs to reiterate that Lundbeck anticipated submitting a revised offer later that week.
On November 12, 2025, Avadel filed with the SEC the preliminary proxy statement relating to the Transaction.
On November 13, 2025, Mr. Divis received an email from Charl van Zyl, the Chief Executive Officer of Lundbeck, informing him that a revised offer would be sent to Avadel later that day.
Later on November 13, 2025, Lundbeck sent to Avadel an unsolicited non-binding proposal (the “November 13 Lundbeck Proposal”) to acquire Avadel for up to $23.00 per ordinary share, consisting of (i) $21.00 in cash per share payable at closing, plus (ii) one non-tradeable CVR representing the right to receive up to $2.00 in cash as follows: (a) $1.00 per share in cash upon LUMRYZ and valiloxybate collectively reaching total annual net sales for end-use in the United States of at least $450 million in any calendar year by December 31, 2027 and (b) $1.00 per share in cash upon LUMRYZ and valiloxybate collectively reaching total annual net sales for end-use in the United States of at least $700 million in any calendar year by December 31, 2030. The November 13 Lundbeck Proposal included drafts of a transaction agreement, company disclosure schedules, a form of CVR agreement and a Rule 2.7 announcement, in each case based on the agreements entered into between Avadel and Alkermes or otherwise prepared in connection with the Transaction, as well as a copy of Lundbeck’s debt facility agreement. Additionally, the November 13 Lundbeck Proposal stated that it may be withdrawn on or after November 21, 2025 at 5:00 p.m. New York City time if not accepted.
Later on November 13, 2025, the Avadel Board held a meeting with members of Avadel’s management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox in attendance. At this meeting, representatives of each of Morgan Stanley and Goldman Sachs reviewed with the Avadel Board their respective financial analysis of Avadel and the November 13 Lundbeck Proposal. A discussion ensued regarding the financial analyses of Avadel and the November 13 Lundbeck Proposal as compared to the financial analyses of Avadel and the Transaction with Alkermes. The Avadel Board, together with the financial advisors, discussed the increase in upfront cash consideration that would be received by Avadel shareholders at closing under the November 13 Lundbeck Proposal. They also discussed the likelihood of achieving the CVR milestones in the November 13 Lundbeck Proposal based on certain CVR estimates previously provided by Avadel management to each of Morgan Stanley and Goldman Sachs. The Avadel Board determined that the CVR milestones in the November 13 Lundbeck Proposal were unlikely to be achieved whereas the CVR milestones in the Original Transaction Agreement and form of CVR Agreement negotiated with Alkermes had a higher probability of achievement and a higher net present value. Additionally, representatives of Goodwin and Arthur Cox summarized the terms of the November 13 Lundbeck Proposal as compared to the terms of the Original Transaction Agreement. The representatives of Goodwin and Arthur Cox noted that the transaction agreement proposed by Lundbeck would require minimal revisions and included several terms that were materially more favorable to Avadel, including a “hell or high water” standard with respect to Lundbeck’s antitrust efforts obligations, no obligation for Avadel to cooperate on certain financing matters and no expense reimbursement payment to Lundbeck in the event of a termination of the transaction agreement under certain circumstances. Following discussion, the

Avadel Board unanimously determined that the November 13 Lundbeck Proposal was reasonably expected to result in a Company Superior Proposal (as defined in the Original Transaction Agreement) and instructed its advisors to (i) promptly notify Alkermes of such determination and (ii) seek clarification from representatives of Lundbeck on certain terms of the November 13 Lundbeck Proposal, including the CVR milestones and the payment of the Reimbursement Payment that would become payable to Alkermes if Avadel were to terminate the Original Transaction Agreement to enter into an agreement with Lundbeck, and negotiate those terms as necessary in an effort to increase the value of the November 13 Lundbeck Proposal. Following the meeting, representatives of Avadel notified Alkermes and its advisors of the Board’s determination.
Between November 13 and November 16, 2025, at the direction of the Avadel Board, representatives of each of Morgan Stanley and Goldman Sachs kept representatives of J.P. Morgan informed of updates on the status of discussions between Avadel and Lundbeck and their respective advisors. Additionally, on November 14, 2025, Mr. Divis spoke to Mr. Pops to provide similar updates. During these discussions, representatives of each of Morgan Stanley and Goldman Sachs, at the direction of the Avadel Board, as well as Mr. Divis, communicated that Avadel placed more value on the CVR that had been proposed by Alkermes than the CVRs that had been proposed by Lundbeck.
On November 15, 2025, Goodwin delivered to Baker & McKenzie LLP, legal counsel to Lundbeck (“Baker”), a revised draft of the transaction agreement, form of CVR agreement and other transaction-related documents and representatives of Goodwin and Baker held calls to clarify certain terms of the agreements, including the timing of and party responsible for paying the Reimbursement Payment that would become payable to Alkermes if Avadel were to terminate the Original Transaction Agreement to enter into a transaction with Lundbeck.
On November 16, 2025, the Avadel Board held a meeting to further discuss the November 13 Lundbeck Proposal, at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present. At this meeting, representatives of each of the advisors provided updates on their respective discussions with Lundbeck’s legal and financial advisors, as well as interactions with the advisors to Alkermes. Representatives of Goodwin and Arthur Cox also summarized the Reimbursement Payment that would become payable to Alkermes if Avadel were to terminate the Original Transaction Agreement to enter into a transaction with Lundbeck, and discussed that Lundbeck proposed that Avadel pay such Reimbursement Payment to Alkermes. Representatives of Goodwin also discussed with the Avadel Board the “last look” provisions and process under the Original Transaction Agreement. Representatives of each of Morgan Stanley and Goldman Sachs then reviewed with the Avadel Board their respective financial analysis of Avadel and the November 13 Lundbeck Proposal, which reflected certain CVR estimates provided by Avadel management to each of Morgan Stanley and Goldman Sachs, which each of Morgan Stanley and Goldman Sachs used to calculate the net present value of the risk-adjusted milestone payments estimated to be made based on the probability and timing of achieving the milestones in the CVR component of the November 13 Lundbeck Proposal. The Avadel Board, together with its financial and legal advisors, continued to discuss the November 13 Lundbeck Proposal, including that the milestones in the CVR component were unlikely to be achieved whereas the CVR milestones in the Original Transaction Agreement and form of CVR agreement negotiated with Alkermes had a higher probability of achievement and a higher net present value. A discussion then ensued regarding the increase in upfront cash consideration at closing that Avadel shareholders would receive pursuant to the November 13 Lundbeck Proposal of $21.00 per share and the more favorable terms included in the transaction agreement proposed by Lundbeck. Following such discussion, the Avadel Board determined that the November 13 Lundbeck Proposal constituted a Company Superior Proposal.
Later on November 16, 2025, following the meeting, representatives of Avadel notified Alkermes and its advisors of the Board’s determination that the November 13 Lundbeck Proposal constituted a Company Superior Proposal, which commenced a five business day “last look” period under the Original Transaction Agreement.
On the morning of November 17, 2025, prior to market opening, Avadel published a press release and announcement, pursuant to Rule 2.4 of the Irish Takeover Rules, stating that the Avadel Board had determined that the November 13 Lundbeck Proposal constituted a Company Superior Proposal.

On the evening of November 17, 2025, representatives of J.P. Morgan informed representatives of each of Morgan Stanley and Goldman Sachs that Alkermes intended to submit a revised proposal to Avadel the following day in response to the November 13 Lundbeck Proposal and requested that Avadel be in a position to review the proposal with the Avadel Board and release a revised offer announcement with respect to the Transaction prior to the opening of trading on Nasdaq and the New York Stock Exchange on November 19, 2025.
On November 18, 2025, Alkermes delivered a revised proposal to acquire Avadel for up to $22.50 per ordinary share (the “November 18 Alkermes Proposal”), consisting of (i) $21.00 in cash per share payable at closing, plus (ii) a non-transferable CVR entitling holders to a potential additional cash payment of $1.50 per share, contingent upon final FDA approval of LUMRYZ for the treatment of IH in adults by the end of 2028, which CVR terms were unchanged from those reflected in the Original Transaction Agreement and the agreed form of CVR Agreement negotiated with Alkermes. The November 18 Alkermes Proposal also included a draft amendment to the Original Transaction Agreement to conform certain provisions to the draft transaction agreement proposed by Lundbeck, including the “hell or high water” standard with respect to Alkermes’ antitrust efforts obligations and the removal of Avadel’s financing cooperation obligation. Additionally, the draft amendment clarified that the 1% cap for purposes of calculating the Reimbursement Payment potentially payable to Alkermes if the Original Transaction Agreement were terminated in certain qualifying circumstances would be increased to reflect the increased aggregate cash consideration of the November 18 Alkermes Proposal. The revised proposal letter also stated that Avadel and its representatives were not permitted to disclose the existence of the November 18 Alkermes Proposal to, or solicit interest from, any third parties, including Lundbeck or its advisors, and further stated that Alkermes may terminate its discussions with Avadel if the proposal were disclosed to any party other than the Avadel Board and Avadel’s professional advisors.
As of November 18, 2025, there were no employment, retention or other arrangements or understandings between any of Avadel’s directors or executive officers, on the one hand, and Alkermes, on the other hand, and the transaction with Alkermes was not conditioned upon any of Avadel’s directors or executive officers entering into any such agreement, arrangement or understanding.
Later on November 18, 2025, the Avadel Board held a meeting, at which members of Avadel management and representatives of each of Morgan Stanley, Goldman Sachs, Goodwin and Arthur Cox were present, to discuss the November 18 Alkermes Proposal. During the meeting, representatives of Arthur Cox reviewed with the Avadel Board its fiduciary duties, which had been previously reviewed at prior meetings of the Avadel Board, in connection with exploring a potential transaction involving the sale of Avadel. Members of Avadel management and the Avadel Board reviewed the November 18 Alkermes Proposal. Representatives of each of Morgan Stanley and Goldman Sachs reviewed their respective updated relationship disclosures, describing their respective relationships with Avadel, Alkermes and Lundbeck and certain of their respective affiliates, with the Avadel Board, and the Avadel Board determined there were no conflicts. Representatives of each of Morgan Stanley and Goldman Sachs then reviewed with the Avadel Board their respective financial analysis of Avadel and the November 18 Alkermes Proposal, which reflected the increased upfront cash consideration of $21.00 per share and no changes to each of Morgan Stanley and Goldman Sachs’ respective calculations of the net present value of the risk-adjusted Milestone Payment estimated to be made based on the probability and timing of achieving the Milestone vis-à-vis Morgan Stanley and Goldman Sachs’ respective calculations of such net present value reviewed with the Avadel Board at the meeting of the Avadel Board on October 21, 2025. The Avadel Board determined that while the upfront cash consideration of $21.00 per share in the November 18 Alkermes Proposal was identical to the cash consideration proposed in the November 13 Lundbeck Proposal, the terms of the CVR in the November 18 Alkermes Proposal were superior to the terms of the CVR included in the November 13 Lundbeck Proposal, as the CVR milestones in the Original Transaction Agreement and form of CVR agreement negotiated with Alkermes were more likely to be achieved and had a higher net present value, whereas the CVR milestones proposed in the November 13 Lundbeck Proposal were unlikely to be achieved. Thereafter, (i) Morgan Stanley rendered an oral opinion, which was subsequently confirmed by delivery of a written opinion dated November 18, 2025, to the Avadel Board that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth therein, the Scheme Consideration to be received by the holders of Avadel Shares (other than the Excluded Shares) pursuant to the Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares, and (ii) Goldman Sachs delivered to the Avadel Board an oral opinion, subsequently confirmed by delivery of a written opinion, dated November 18, 2025, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the Scheme Consideration to be paid to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares pursuant to the Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares. For a detailed discussion of Morgan Stanley’s opinion and Goldman Sachs’ opinion, please see the sections of this proxy statement entitled “— Opinion of Morgan Stanley & Co. LLC” and “— Opinion of Goldman Sachs & Co. LLC,” respectively. The Avadel Board then discussed various reasons to approve the amended transaction with Alkermes and certain other considerations. For a detailed description of the various reasons considered by the Avadel Board, see “— Recommendation of the Avadel Board and Avadel’s Reasons for the Transaction.” After further discussion, including on the risks and benefits associated with the proposed amended transaction with Alkermes as compared to the proposed transaction with Lundbeck, the members of the Avadel Board present at the meeting unanimously determined that (i) the November 13 Lundbeck Proposal no longer constituted a Company Superior Proposal and (ii) the Transaction Agreement and the transactions contemplated thereby, including the Scheme, were in the best interests of Avadel and its shareholders and that the terms of the Scheme as contemplated by the Transaction Agreement were fair and reasonable and approved the execution and delivery of the Transaction Agreement Amendment.
Following the conclusion of the November 18 Avadel Board meeting, Alkermes and Avadel executed and delivered the Transaction Agreement Amendment.
On the morning of November 19, 2025, prior to the opening of trading on Nasdaq and the New York Stock Exchange, Avadel and Alkermes issued a joint revised offer announcement announcing the Transaction Agreement Amendment.
Recommendation of the Avadel Board and Avadel’s Reasons for the Transaction
At its meeting on October 19, 2025, the Avadel Board unanimously approved the Original Transaction Agreement and determined that the Original Transaction Agreement and the transactions contemplated by the Original Transaction Agreement, including the Scheme, are in the best interests of Avadel and its shareholders and that the terms of the Scheme as contemplated by the Original Transaction Agreement are fair and reasonable.
Subsequently, at its meeting on November 18, 2025, the Avadel Board approved the Transaction Agreement Amendment and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are in the best interest of Avadel and its shareholders and that the terms of the Scheme as contemplated by the Transaction Agreement are fair and reasonable.
The Avadel Board unanimously recommends that Avadel Shareholders vote:

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“FOR” the Scheme Meeting Resolution at the Scheme Meeting;

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“FOR” the Scheme Meeting Adjournment Resolution at the Scheme Meeting;

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“FOR” the Scheme Approval Resolution at the EGM;

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“FOR” the Articles of Association Amendment Resolution at the EGM;

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“FOR” the Compensation Resolution at the EGM; and

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“FOR” the EGM Adjournment Resolution at the EGM.

Avadel’s Reasons for the Transaction
As described in the section entitled “The Transaction — Background of the Transaction”, in evaluating the Transaction Agreement and the Transaction, the Avadel Board held discussions with Avadel’s senior management and consulted with and received the advice of its outside legal and financial advisors, and carefully considered a number of factors that it believed supported its decision to enter into the Transaction Agreement, including (but not necessarily limited to) the reasons enumerated below (which are not in any relative order of importance).

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Financial Terms of the Transaction and Certainty of Value.   The Avadel Board considered the aggregate value and form of the Scheme Consideration to be received in the Transaction by the Avadel Shareholders, and also considered:

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the current and historical market prices of the Avadel Shares, including the market performance of the Avadel Shares relative to general market indices and the fact that the Scheme Consideration (assuming the Milestone Payment is made) represents a premium of: (i) approximately 55% to the weighted average trading price of Avadel over the three months prior to the announcement of the Original Transaction Agreement and (ii) a premium of 26% to Avadel’s closing price on October 21, 2025 (being the last business day prior to announcement of the Original Transaction Agreement);

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(i) that as a result of an active and robust negotiating process prior to the execution of the Original Transaction Agreement, Avadel was able to obtain multiple increases in the total consideration offered by Alkermes from the time of its initial expression of interest in July 2025 to the end of the negotiations prior to executing the Original Transaction Agreement, (ii) that as a result of the unsolicited November 13 Lundbeck Proposal, Alkermes delivered a revised proposal in which the Scheme Consideration represents an increase of up to $10.00 per share assuming the Milestone Payment is made, or approximately 80%, over the initial price per share proposed by Alkermes in the July 4 Proposal and (iii) that the Scheme Consideration values Avadel at up to $2.37 billion, assuming the Milestone Payment is made;

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that the consideration to be paid in the Transaction will consist primarily of upfront Cash Consideration, which provides liquidity and certainty of value to the Avadel Shareholders, which the Avadel Board believed was compelling when compared to the uncertain long-term value of Avadel as a standalone business;

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challenges faced by the biopharmaceutical industry, which could impact Avadel, including macroeconomic trends and the fact that the industry is subject to complex regulatory and political regimes and evolving pricing environments, particularly with respect to generating revenue and profitability in light of the increasing scrutiny of pharmaceutical pricing and proposals to address the perceived high costs of pharmaceuticals, potential future competition from other companies and potential evolutions in the standard of care and the fact that Avadel currently has only one commercial product;

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challenges to achieving Avadel’s growth plans in light of current and foreseeable market conditions, including the risks and uncertainties in the U.S. and global economy and the biopharmaceutical industry generally; and

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(i) the oral opinion of Goldman Sachs rendered to the Avadel Board, subsequently confirmed in writing by delivery of its written opinion, dated November 18, 2025, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the Scheme Consideration to be paid to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares pursuant to the Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares (as more fully described in the section of this proxy statement entitled “— Opinion of Goldman Sachs & Co. LLC”) and (ii) the oral opinion of Morgan Stanley rendered to the Avadel Board, subsequently confirmed in writing by delivery of its written opinion, dated November 18, 2025, that, as of the date of such opinion, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley set forth therein, the Scheme Consideration to be received by the holders of Avadel Shares (other than holders of Excluded Shares) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders of Avadel Shares (as more fully described in the section of this proxy statement entitled “— Opinion of Morgan Stanley & Co. LLC”). The full text of the written opinion of Morgan Stanley, dated November 18, 2025, and of the written opinion of Goldman Sachs, dated November 18, 2025, have been included as Annex D and Annex E to this proxy statement, respectively, and are each incorporated herein by reference;

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Course of Negotiations.   The Avadel Board considered that (i) it was able to obtain a price increase from Alkermes following the execution of the Original Transaction Agreement, (ii) during the period between the date of the Original Transaction Agreement and the date of the Transaction Agreement Amendment, no party other than Alkermes and Lundbeck indicated that it would provide a competing proposal and (iii) under the Transaction Agreement, Alkermes benefits from “last look” rights, which disincentivized Alkermes from increasing its proposal above the November 13 Lundbeck Proposal.

•
Opportunity to Realize Additional Value.   The Avadel Board considered the fact that, in addition to the Cash Consideration, the Avadel Shareholders have an opportunity to realize additional value, through an additional cash payment of $1.50 per CVR, if the Milestone set forth in the CVR Agreement is achieved by December 31, 2028. The Avadel Board considered that Alkermes has agreed that it (i) will, and will cause its subsidiaries, licensees and rights transferees to, use commercially reasonable efforts to achieve the Milestone and (ii) will not take any action with the sole purpose of preventing or materially delaying the achievement of the Milestone.

•
Likelihood and Speed of Consummation of the Transactions.   The Avadel Board considered the likelihood that the Transaction will be consummated in a timely manner, including:

•
the financial strength of Alkermes and the fact that it has obtained fully committed financing for the Transaction;

•
the business reputation and capabilities of Alkermes;

•
the likelihood of obtaining required regulatory approvals and the increased closing certainty offered by the terms of the Transaction Agreement Amendment, which contemplate a “hell or high water” standard with respect to Alkermes’ efforts to obtain regulatory approvals in connection with the Transaction;

•
the anticipated timing of the consummation of the transactions contemplated by the Transaction Agreement, including the likelihood of consummation, based upon the scope of the conditions to the consummation of the Transaction, the remedies available to Avadel under the Transaction Agreement in the event Alkermes breaches its obligation to consummate the Transaction, including specific performance, and Alkermes’ reputation in the biopharmaceutical industry and its financial capacity to complete an acquisition of this size, which the Avadel Board believed supported the conclusion that a transaction with Alkermes could be completed relatively expeditiously and in an orderly manner, as described in more detail in the section of this proxy statement entitled the “Transaction Agreement”; and

•
the Transaction being structured as a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act, pursuant to which Alkermes will acquire the entire issued and to be issued ordinary share capital of Avadel, with the expected result that a relatively short period will elapse before Avadel’s Shareholders will receive the Cash Consideration, and Avadel Shareholders who do not attend or vote at the Special Meetings will receive the same Scheme Consideration received by those Avadel Shareholders who do attend or vote at the Special Meetings.

•
Opportunity to Receive Unsolicited Alternative Proposals, Terminate the Transaction Agreement in Order to Accept a Superior Proposal.   The Avadel Board considered the following:

•
Avadel’s right, subject to the terms of the Transaction Agreement, to respond to and negotiate unsolicited Avadel Superior Proposals that are received prior to the approval of the Transaction by Avadel Shareholders at the Scheme Meeting and the EGM;

•
the provision in the Transaction Agreement allowing the Avadel Board to, subject to its compliance with the applicable provisions of the Transaction Agreement, terminate the Transaction Agreement in order to accept and enter into a definitive agreement with respect to an unsolicited Avadel Superior Proposal, subject to Avadel reimbursing Alkermes for its documented, specific and quantifiable third-party costs and expenses incurred, directly or indirectly, by Alkermes or its subsidiaries or on their behalf, for the purposes of, in preparation for, or in connection with the Transaction, subject to a maximum reimbursement amount equal to 1% of the aggregate Cash Consideration (but excluding any Cash Consideration payable in respect of interests in Avadel Shares held by Alkermes and any person Acting in Concert with

Alkermes), which the Avadel Board believed was reasonable relative to termination fees in transactions of a similar size and would not likely preclude competing bids; and

•
the ability of the Avadel Board under the Transaction Agreement to withdraw or modify the Scheme Recommendation, including in connection with an Avadel Alternative Proposal, if the Avadel Board determines in good faith, after consultation with its financial advisors and outside legal counsel that such Avadel Alternative Proposal constitutes an Avadel Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with its directors’ fiduciary duties under applicable laws.

•
Terms of the Transaction Agreement.   The Avadel Board considered the terms and conditions of the Transaction Agreement (including the terms of the Scheme of Arrangement), which was the product of robust negotiations with the assistance of Avadel’s legal and financial advisors, including the structure of the Transaction, the combination of the Cash Consideration and the CVR Consideration, the limited scope of the conditions to the consummation of the Transaction, and the customary nature of the representations, warranties, and the covenants and agreements of the parties. In addition to reasons detailed throughout this section, for the reasons noted below, the Avadel Board believed that the provisions of the Transaction Agreement were fair and reasonable to, and in the best interests of, Avadel and the Avadel Shareholders:

•
End Date.   The Avadel Board considered the fact that the Transaction Agreement Amendment extended the date on which either party, subject to certain exceptions, can terminate the Transaction Agreement, from up to twelve months from the date of the Original Transaction Agreement to up to fifteen months from the date of the Original Transaction Agreement, which allows for additional time to consummate the transactions contemplated by the Transaction Agreement.

•
Enforcement.   The Avadel Board considered Avadel’s ability to seek an injunction or injunctions to prevent breaches or threatened breaches of the Transaction Agreement and to specifically enforce the terms and provisions of the Transaction Agreement against Alkermes without proof of actual damages, thereby ensuring that Avadel has an appropriate remedy in the event Alkermes were to fail to comply with their obligations under the Transaction Agreement.

•
Avadel Shareholder Approval.   The Avadel Board considered that the consummation of the Transaction would be subject to the approval of a majority in number of registered Avadel Shareholders, at the Voting Record Time who are present and voting, representing at least seventy-five percent (75%) in value of the Avadel Shares held by such Avadel Shareholders who are present and voting either in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting).

•
Conditions to Closing; Interim Operations.   The Avadel Board considered the fact that the terms and conditions of the Transaction Agreement minimize, to the extent reasonably practical, the risk that a condition to consummation of the Transaction would not be satisfied and also provide reasonable flexibility to operate Avadel’s business prior to the consummation of the Transaction.

•
Future Development.   The Avadel Board, in consultation with members of Avadel’s management, also assessed Avadel’s prospects for substantially increasing shareholder value as a standalone company in excess of the Scheme Consideration given the risks and uncertainties in Avadel’s business, including, but not limited to the following (which are not listed in any relative order of importance) and those discussed in Avadel’s public filings with the SEC (see “— Where You Can Find More Information”):

•
that Avadel may need additional funding to successfully complete development and commercialization of LUMRYZ for idiopathic hypersomnia and to continue to commercialize LUMRYZ for cataplexy or EDS in patients seven years of age and older with narcolepsy;

•
that currently, Avadel depends solely on the success of LUMRYZ for narcolepsy and that if Avadel is unable to continue to commercialize LUMRYZ for narcolepsy, or to successfully commercialize LUMRYZ for idiopathic hypersomnia or for other indications, its ability to generate revenue and its financial condition will be adversely affected;

•
that Avadel may need additional funding, incur additional costs, be subject to technical or clinical risks or experience delays in completing, or ultimately be unable to complete, the development and commercialization of valiloxybate;

•
that LUMRYZ and valiloxybate to treat idiopathic hypersomnia or any other indication may have serious adverse, undesirable or unacceptable side effects which may delay or prevent marketing approval or limit their commercial success;

•
that regulatory approval processes are lengthy, time consuming and inherently unpredictable, and if Avadel is ultimately unable to obtain regulatory approval for LUMRYZ to treat idiopathic hypersomnia or valiloxybate, its business could be harmed;

•
that Avadel operates in a highly competitive and rapidly changing industry, which may result in others, discovering, developing or commercializing competing products before or more successfully than it does and may include future competition from other companies that have established commercial presences and scale advantages that can operate in less-uncertain political, economic and regulatory environments which could negatively impact pricing or reimbursement by third party payors;

•
that if LUMRYZ and valiloxybate do not gain market acceptance or if Avadel fails to accurately forecast demand or manage its supply chain and product inventories, its business will suffer and Avadel might not be able to fund future operations;

•
that potential legal and regulatory actions by competitors, including litigation or exclusivity strategies, could delay or materially affect anticipated product commercialization efforts; and

•
that Avadel’s commercial capabilities and infrastructure, including sales, marketing, operations, manufacturing, distribution, and reimbursement infrastructure, may not be adequate to successfully continue to commercialize LUMRYZ for cataplexy or EDS in patients seven years of age and older with narcolepsy or to successfully commercialize LUMRYZ for idiopathic hypersomnia or valiloxybate.

The Avadel Board also considered a variety of risks and other potentially negative reasons in determining whether to approve the Transaction Agreement and the Transaction, including the following (which are not listed in any relative order of importance):

•
the Cash Consideration, while providing relative certainty of value, will not allow Avadel Shareholders to participate in future earnings or growth of Avadel, other than any payments in respect of the CVR, or to benefit from any other appreciation in value of Avadel;

•
although there is an obligation for Alkermes to use certain efforts to achieve the Milestone specified in the CVR Agreement, such Milestone might not be achieved at all or prior to December 31, 2028, such that no payment would be made with respect to any CVR;

•
the fact that the pendency of the Transaction may cause Avadel to experience disruptions to its business operations and future prospects, including its relationships with employees, vendors, healthcare providers, partners, and others that do business or may do business in the future with Avadel, and the potential effects of such disruptions on Avadel’s operating results in the event that the Transactions are not consummated in a timely manner;

•
the fact that Avadel has incurred and will continue to incur significant transaction costs and expenses in connection with the Transaction, regardless of whether the Transaction is consummated;

•
the risk that the Transaction is not consummated in a timely manner or at all and the effect of a resulting public announcement of the termination of the Transaction Agreement (other than in connection with an Avadel Superior Proposal);

•
the potential effects of termination of the Transaction Agreement, if any, including on the trading price of Avadel Shares, which could be a result of (i) the reason the Transaction Agreement was terminated and whether such termination results from factors adversely affecting Avadel, (ii) the possibility that the marketplace would consider Avadel to be an unattractive acquisition candidate and (iii) the possible sale of Avadel Shares by investors following the announcement of a termination of the Transaction Agreement;

•
Avadel’s ability to attract and retain key personnel and other employees and the possible loss of key management or other personnel during the pendency of the Transaction;

•
Avadel’s operating results, particularly in light of the significant transaction and opportunity costs expended attempting to consummate the Transaction;

•
the effect of the non-solicitation provisions of the Transaction Agreement that restrict Avadel’s ability to solicit or, subject to certain exceptions, engage in discussions or negotiations with third parties regarding a proposal to acquire Avadel, and the fact that, upon termination of the Transaction Agreement under certain specified circumstances, Avadel will be required to reimburse Alkermes’ transaction expenses up to 1% of the aggregate Cash Consideration;

•
the fact that the treatment of the consideration to be received by Avadel Shareholders in the Transaction will be taxable for U.S. federal income tax purposes;

•
the effect of the restrictions in the Transaction Agreement on the conduct of Avadel’s business prior to the consummation of the Transaction, which may delay or prevent Avadel from undertaking business opportunities that may arise or other actions Avadel would otherwise take absent the pending Transaction;

•
the fact that the consummation of the Transaction will require certain Irish High Court and applicable antitrust approvals, which approvals could subject the Transaction to unforeseen delays and risks;

•
the risk of Transaction-related litigation; and

•
other risks of the type and nature as further described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

In addition, the Avadel Board was aware of and considered the interests of its directors and executive officers that may be different from, or in addition to, the interests of Avadel Shareholders generally when approving the Transaction Agreement and recommending that Avadel Shareholders vote to approve each of the Proposals. See “The Transaction — Interests of Certain Persons in the Transaction”.
The Avadel Board determined that, overall, these potential risks and uncertainties were outweighed by the benefits that the Avadel Board expects Avadel Shareholders to realize as a result of the Transaction and that the terms of the Transaction as contemplated by the Transaction Agreement were therefore fair and reasonable. The Avadel Board acknowledged that there can be no assurance about future results, including those considered or expected in connection with the foregoing reasons.
The foregoing discussion of the Avadel Board’s reasons for its recommendation that Avadel Shareholders approve the Transaction is not meant to be exhaustive but addresses the material information and reasons considered by the Avadel Board in connection with its recommendation. In view of the wide variety of factors considered in connection with the evaluation of the Transaction and the complexity of these matters, the Avadel Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determination and recommendation. Rather, Avadel’s directors made their determinations and recommendations based on the totality of the information presented to them, and the judgments of individual members of the Avadel Board may have been influenced to a greater or lesser degree by different reasons.
The foregoing description of Avadel’s consideration of the factors supporting the Transaction is forward-looking in nature. This information should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements”.
ACCORDINGLY, THE AVADEL BOARD UNANIMOUSLY RECOMMENDS THAT AVADEL SHAREHOLDERS VOTE “FOR” THE SCHEME MEETING RESOLUTION AT THE SCHEME MEETING, “FOR” THE SCHEME MEETING ADJOURNMENT RESOLUTION AT THE SCHEME MEETING, “FOR” THE SCHEME APPROVAL RESOLUTION AT THE EGM, “FOR” THE ARTICLES OF ASSOCIATION AMENDMENT RESOLUTION AT THE EGM, “FOR” THE COMPENSATION RESOLUTION AT THE EGM AND “FOR” ANY ADJOURNMENT RESOLUTION AT THE EGM.

Opinion of Morgan Stanley & Co. LLC
Avadel retained Morgan Stanley to provide it with financial advisory services in connection with a possible sale, merger or similar business combination, and, if requested by Avadel, a financial opinion with respect thereto. Avadel selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its knowledge of the financial services industry, market and regulatory environment and business and affairs of Avadel. On November 18, 2025, Morgan Stanley rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion dated November 18, 2025, to the Avadel Board, that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth therein, the Scheme Consideration to be received by the holders of Avadel Shares (other than holders of Excluded Shares) pursuant to the Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares.
The full text of the written opinion of Morgan Stanley, dated November 18, 2025, is attached as Annex D and incorporated by reference into this proxy statement. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. Shareholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Avadel Board and addressed only the fairness, from a financial point of view to the holders of Avadel Shares (other than holders of Excluded Shares) of the Scheme Consideration to be received by such holders pursuant to the Transaction Agreement as of the date of the opinion. Morgan Stanley’s opinion did not address any other aspect of the transactions contemplated by the Transaction Agreement. Morgan Stanley’s opinion did not address the relative merits of the transactions contemplated by the Transaction Agreement and the CVR Agreement as compared to other business or financial strategies that might be available to Avadel, nor did it address the underlying business decision of Avadel to enter into the Transaction Agreement or proceed with any other transaction contemplated by the Transaction Agreement and the CVR Agreement and does not constitute a recommendation to Avadel Shareholders as to how to act or vote in connection with the Transaction or any other matter or whether to take any other action with respect to the Transaction. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. In addition, the opinion does not in any manner address the price at which the Avadel Shares will trade following the consummation of the Transaction or at any time.
In connection with rendering its opinion, Morgan Stanley, among other things:
1)
Reviewed certain publicly available financial statements and other business and financial information of Avadel;

2)
Reviewed certain internal financial statements and other financial and operating data concerning Avadel;

3)
Reviewed (i) certain financial projections, prepared by the management of Avadel and approved for Morgan Stanley’s use by the management of Avadel (the “Forecasts”), as discussed more fully in the section of this proxy statement captioned “The Transaction — Avadel Unaudited Prospective Financial Information”, (ii) certain estimates as to the probability and timing of achievement of the Milestone, as prepared by the management of Avadel and approved for Morgan Stanley’s use by the management of Avadel (the “CVR Estimates”) and (iii) certain forecasts related to the expected utilization by Avadel of certain net operating loss carryforwards and tax credits, as prepared by the management of Avadel and approved for Morgan Stanley’s use by the management of Avadel (the “NOL Forecasts”);

4)
Discussed the past and current operations and financial condition and the prospects of Avadel with senior executives of Avadel;

5)
Reviewed the reported prices and trading activity for the Avadel Shares;

6)
Compared the financial performance of Avadel and the prices and trading activity of the Avadel Shares with that of certain other publicly-traded companies comparable with Avadel and their securities;

7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)
Participated in certain discussions and negotiations among representatives of Avadel and Alkermes and their financial and legal advisors;

9)
Reviewed the Transaction Agreement, the CVR Agreement and certain related documents; and

10)
Performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by Avadel, and formed a substantial basis for its opinion. With respect to the Forecasts, the CVR Estimates and the NOL Forecasts, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting currently available estimates and judgments of the management of Avadel of the future financial performance of Avadel. Morgan Stanley expressed no view as to the Forecasts, the CVR Estimates or the NOL Forecasts, or the assumptions upon which they were based. Morgan Stanley expressed no view as to the likelihood the Milestone is achieved or whether the CVR Consideration becomes payable. In addition, Morgan Stanley assumed that the Transaction will be consummated in accordance with the terms set forth in the Transaction Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Transaction Agreement (including the Transaction Agreement Amendment) and CVR Agreement would not differ in any material respect from the drafts thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Transaction. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Avadel and its legal, tax and regulatory advisors with respect to legal, tax and regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Avadel’s officers, directors or employees, or any class of such persons, relative to the Scheme Consideration to be received by the holders of Avadel Shares (other than holders of Excluded Shares) pursuant to the Transaction Agreement. Morgan Stanley did not express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement or the transactions contemplated thereby other than with respect to the fairness, from a financial point of view, of the Scheme Consideration to be received by the holders of Avadel Shares (other than holders of Excluded Shares) pursuant to the Transaction Agreement, or any term or aspect of any other agreement or instrument contemplated by the Transaction Agreement or the CVR Agreement or entered into or amended in connection therewith. Morgan Stanley’s opinion did not address the relative merits of the transactions contemplated by the Transaction Agreement and the CVR Agreement as compared to other business or financial strategies that might be available to Avadel, nor did it address the underlying business decision of Avadel to enter into the Transaction Agreement or proceed with any other transaction contemplated by the Transaction Agreement and the CVR Agreement. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Avadel, nor was it furnished with any such valuations or appraisals. Morgan Stanley’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, the date of its opinion. Events occurring after such date may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.
Summary of Financial Analyses of Morgan Stanley
The following is a summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter, dated November 18, 2025. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 20, 2025, two trading days prior to the public announcement of the Original Transaction Agreement and prior to Jazz settlement rumors (referred to in this section of the proxy statement as the “Unaffected Date”), and is not necessarily indicative of current market conditions. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.
In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and relied upon the Forecasts, the NOL Forecasts and the CVR Estimates, which were prepared by the management of Avadel and which the Avadel Board directed Morgan Stanley to rely on and use in its financial analysis, as discussed more fully in the section of this proxy statement captioned “— Avadel Unaudited Prospective Financial Information.” In addition, Morgan Stanley utilized and relied upon the number of issued and outstanding Avadel Shares, on a fully diluted basis, as of October 20, 2025, provided by management of Avadel.
For purposes of its financial analyses, Morgan Stanley calculated the implied value of the Cash Consideration plus one CVR per Avadel Share to be paid to the holders of Avadel Shares (other than holders of Excluded Shares) pursuant to the Transaction Agreement to be $22.07 (which we refer to in this section of the proxy statement as the “Consideration NPV”) by adding the Cash Consideration of $21.00 per Avadel Share and the risk-adjusted net present value of one CVR of $1.07 per Avadel Share, which was calculated by discounting to the present value, as of September 30, 2025, the risk-adjusted Milestone Payment estimated to be made based on the probability and timing of achieving the Milestone as reflected in the CVR Estimates, discounting back from date of achievement of the Milestone as forecasted by the management of Avadel at a discount rate of 10.2% (the midpoint of the discount rate range of 9.7% to 10.7% determined by Morgan Stanley), reflecting Morgan Stanley’s estimates of Avadel’s weighted average cost of capital as described in further detail below. However, there is no guarantee that any of the conditions for the Milestone Payment pursuant to the CVR Agreement will be satisfied, and if satisfied, when such conditions will be satisfied.
Historical Trading Analysis
Morgan Stanley analyzed the consideration to be paid to holders of Avadel Shares pursuant to the Transaction Agreement in relation to:

•
$15.80, the closing price per Avadel Share on the Unaffected Date (referred to in this section of the proxy statement as the “current share price”);

•
$17.87, the closing price per Avadel Share on the last trading day prior to announcement of the Original Transaction Agreement; and

•
$14.54, the volume weighted average price (referred to in this section of the proxy statement as the “VWAP”) of the Avadel Shares during the 90 trading-day period ended on the last trading day prior to announcement of the Original Transaction Agreement (referred to in this section of the proxy statement as the “90-day VWAP”).

The analysis indicated that the Scheme Consideration NPV represented:

•
a premium of 40% based on the current share price of $15.80;

•
a premium of 23% based on the closing price per Avadel Share on the last trading day prior to announcement of the Original Transaction Agreement of $17.87; and

•
a premium of 52% based on the 90-day VWAP of $14.54.

Sum-of-the-Parts Discounted Cash Flow Analysis
Morgan Stanley performed a sum-of-the-parts discounted cash flow analysis of Avadel, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows of separate product lines or businesses of a company. The estimates of future unlevered free cash flows projected to be generated by Avadel’s existing products for selected indications for the last quarter of fiscal year 2025 and for fiscal years 2026 through 2045 were based on the Forecasts.

In connection with this analysis, Morgan Stanley performed separate discounted cash flow analyses with respect to the following indications: narcolepsy and IH.
For purposes of this analysis, Morgan Stanley utilized the Forecasts, which included probability of success risk-adjusted estimates of net revenue and management’s allocation of related operating and other expenses, in each case for the last quarter of fiscal year 2025 and for fiscal years 2026 through 2045.
The cash flows were then discounted to present value as of September 30, 2025, using a midyear convention, at discount rates ranging from 9.7% to 10.7%. This range of discount rates was based on Morgan Stanley’s analysis of Avadel’s weighted average cost of capital determined by the application of the capital asset pricing model. The sum-of-the-parts discounted cash flow analysis assumed an allocation of selling, general and administrative, contingency and stock-based compensation costs by annual sales mix between indications, as provided by the management of Avadel.
From the foregoing analysis, Morgan Stanley derived a range of illustrative aggregate values for each indication. The resulting combined range of implied aggregate values, comprised of the sum of the aggregate values for each of the indications, was then adjusted by the net present value of estimated net operating losses, as provided by the management of Avadel, and by the expected net cash of Avadel as of September 30, 2025, as provided by the management of Avadel, to derive a range of implied equity values. Morgan Stanley then divided the implied equity values by the number of fully diluted shares, as of October 20, 2025 and calculated using the treasury stock method, of Avadel, as provided by the management of Avadel.
This analysis resulted in a range of implied equity values per Avadel Share (rounded to the nearest $0.05) of approximately $16.05 to $17.20, as compared to the Scheme Consideration NPV.
Other Information
Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analyses with respect to its opinion, but which were noted as reference data for the Avadel Board, including the following information described in the sections of this proxy statement captioned “— Historical Trading Range,” “— Analysts’ Price Targets,” “— Selected Comparable Company Analysis,” and “— Precedent Transactions — Premia Paid Analysis.”
Historical Trading Range
For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed the historical trading data of Avadel Shares for the 52-week period ending on the Unaffected Date, and noted that the 52-week high price per Avadel Share was $16.65 and the lowest intraday trading price of the Avadel Shares for such period was $6.40 (each price rounded to the nearest $0.05). Morgan Stanley compared this range to the Scheme Consideration NPV.
Analysts’ Price Targets
For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed and analyzed future public market trading price targets for the Avadel Shares that were prepared and published by equity research analysts on or before the Unaffected Date. These price targets reflect each analyst’s estimate of the future public market trading price of the Avadel Shares. The range of undiscounted analyst price targets was $16.00 to $36.00 per Avadel Share, rounded to the nearest $0.05.
In order to better compare the equity analysts’ stock price targets with the Scheme Consideration NPV, based on its professional judgment and experience, Morgan Stanley discounted each analyst’s price target for one year using a discount rate of 10%, which rate was selected by Morgan Stanley based on Morgan Stanley’s estimate of Avadel’s cost of equity. This analysis resulted in a discounted analyst price target range of $14.55 to $32.70 per Avadel Share, rounded to the nearest $0.05.
Morgan Stanley compared each of the foregoing ranges to the Scheme Consideration NPV.
The public market trading price targets published by securities research analysts do not necessarily reflect current market trading prices for Avadel Shares and these estimates are subject to uncertainties, including the future financial performance of Avadel and future financial market conditions.

Selected Comparable Company Analysis
For reference only, and not as a component of its fairness analysis, Morgan Stanley performed a selected public trading comparables analysis, which is designed to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared the Forecasts with comparable publicly available consensus equity analyst research estimates for selected companies, that, in Morgan Stanley’s professional judgment, share certain similar business characteristics and have certain comparable operating characteristics including, among other things, product characteristics, similarly sized revenue and/or revenue growth rates, market capitalizations, profitability, scale and/or other similar operating characteristics. These companies are referred to in this section of the proxy statement as the “comparable companies.” The following is a list of the comparable companies:
•
Jazz Pharmaceuticals plc

•
Axsome Therapeutics, Inc.

•
Alkermes plc

•
ACADIA Pharmaceuticals Inc.

•
Centessa Pharmaceuticals plc

•
Supernus Pharmaceuticals, Inc.

•
Catalyst Pharmaceuticals, Inc.

•
Harmony Biosciences Holdings, Inc.

For purposes of this analysis, Morgan Stanley analyzed the ratio of aggregate value (“AV”), defined as fully diluted market capitalization, plus total debt, less cash and cash equivalents, to estimated revenue for fiscal year 2029, for each of the comparable companies.
The multiples for each of the comparable companies were calculated using their respective closing prices on November 17, 2025, the last trading day prior to delivery of Morgan Stanley’s opinion, and were based on the most recent publicly available information as of such date.
Based on its analysis of the relevant metrics for each of the comparable companies, and the application of its professional judgment and experience, Morgan Stanley selected a reference range of AV/revenue multiples for estimated fiscal year 2029 of 2.1x to 2.9x. Morgan Stanley applied the selected reference range to Avadel’s estimated revenue for fiscal year 2029, as set forth in the Forecasts. Based on the number of fully diluted shares, as of October 20, 2025 and calculated using the treasury stock method, and the expected net cash of Avadel as of September 30, 2025, in each case, as provided by the management of Avadel, Morgan Stanley’s analysis resulted in an implied value per Avadel Share of $12.10 to $16.15, rounded to the nearest $0.05. Morgan Stanley compared this range to the Scheme Consideration NPV.
No company utilized in this analysis is identical to Avadel. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Avadel’s control. These include, among other things, the impact of competition on Avadel’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Avadel and the industry, and in the financial markets in general.
Analysis of Precedent Transactions — Premia Paid Analysis
For reference only, and not as a component of its fairness analysis, Morgan Stanley considered, based on publicly available information, transactions with public biopharmaceutical targets between $1 billion and $10 billion in AV, paid in all-cash Scheme Consideration since January 1, 2025. For these transactions, Morgan Stanley noted (i) the percentage premia paid over the price on the date before transaction announcement or rumor (referred to in this section of the proxy statement as “the unaffected stock price”) and (ii) the percentage premia paid over the acquired company’s 52-week high price, for the period ended on the date of the transaction announcement or rumor, in each case, based on publicly available information.

Based on its analysis of the premia for these transactions and the application of its professional judgment and experience, (i) Morgan Stanley selected a range of premia to the unaffected stock price of 27% – 79%, based on 25th and 75th percentiles, and applied such range to Avadel’s closing price of $15.80 on the Unaffected Date, which resulted in an implied price range per share of $20.10 to $28.35 (rounded to the nearest $0.05) and (ii) Morgan Stanley selected a range of premia relative to the 52-week high price of 6% to 38%, based on 25th and 75th percentiles, and applied such range to Avadel’s 52-week high price of $16.66, for the period ended on the Unaffected Date, which resulted in an implied price range per share of $17.65 – $23.05 (rounded to the nearest $0.05). Morgan Stanley compared these ranges to the Scheme Consideration NPV.
No company or transaction utilized in the premia paid analysis is identical to Avadel or the Transaction. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, market and financial conditions and other factors beyond the control of Avadel, such as the impact of competition on the business of Avadel or the industry generally, industry growth and the absence of any adverse material change in the financial condition of Avadel or the industry or in the financial markets in general, which could affect the public trading value of the companies and the AV and equity value of the transactions to which they are being compared. Mathematical analysis (such as determining the 25th and 75th percentiles) is not in itself a meaningful method of using precedent transaction data.
General
In connection with the review of the Transaction by the Avadel Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Avadel. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these assumptions are beyond the control of Avadel. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness of the Scheme Consideration pursuant to the Transaction Agreement from a financial point of view to holders of Avadel Shares and in connection with the delivery of its opinion to the Avadel Board. These analyses do not purport to be appraisals or to reflect the prices at which the Avadel Shares might actually trade.
The Scheme Consideration was determined through arm’s-length negotiations between Avadel and Alkermes and was approved by the Avadel Board. Morgan Stanley provided advice to Avadel during these negotiations. Morgan Stanley did not, however, recommend any specific consideration to Avadel or that any specific consideration constituted the only appropriate consideration for the proposed Transaction.
Morgan Stanley’s opinion and its presentation to Avadel Board was one of many factors taken into consideration by the Avadel Board in deciding to approve, adopt and authorize the Transaction Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Avadel Board with respect to the Scheme Consideration or of whether the Avadel Board would have been willing to agree to a different consideration.
The Avadel Board retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Avadel, Alkermes, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
Under the terms of its engagement letter, Morgan Stanley provided Avadel financial advisory services and a financial opinion in connection with the Transaction, and Avadel agreed to pay Morgan Stanley a fee of approximately $27 million for its services, $2 million of which became payable in connection with the delivery of Morgan Stanley’s opinion, and the remainder of which is contingent on closing of the Transaction. Avadel has agreed to pay Morgan Stanley an additional $2 million fee which is contingent upon the Milestone Payment being made. Morgan Stanley may receive an additional fee of up to $5 million at Avadel’s sole discretion. Avadel has not yet determined whether to pay such additional fee to Morgan Stanley. Avadel has also agreed to reimburse Morgan Stanley for its expenses incurred in performing its services. In addition, Avadel has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of Morgan Stanley’s engagement. In the two years prior to the date of its opinion, Morgan Stanley and its affiliates have provided financial advisory and financing services for Alkermes and have received aggregate fees of between $5 million and $10 million in connection with such services. In the two years prior to the date of its opinion Morgan Stanley and its affiliates have not provided financial advisory or financing services to Avadel, and have not received fees in connection with such services. As of October 21, 2025, so far as Morgan Stanley was aware, Morgan Stanley and/or its affiliates held an aggregate interest of: (x) between 1% and 2% of the Avadel Shares and (y) between 1% and 2% of the ordinary shares of Alkermes, which interests were held in connection with its and/or its affiliates’ investment management business, wealth management business, including client discretionary accounts, or ordinary course trading activities, including hedging activities. Morgan Stanley may also seek to provide such services to Avadel and Alkermes and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Opinion of Goldman Sachs & Co. LLC
Goldman Sachs rendered its opinion to the Avadel board that, as of November 18, 2025 and based upon and subject to the factors and assumptions set forth therein, the Scheme Consideration to be paid to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares pursuant to the Transaction Agreement was fair from a financial point of view to such holders of Avadel Shares.
The full text of the written opinion of Goldman Sachs, dated November 18, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Avadel Board in connection with its consideration of the Transaction. Goldman Sachs’ opinion is not a recommendation as to how any holder of Avadel Shares should vote with respect to the Transaction, or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the Transaction Agreement;

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the CVR Agreement;

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annual reports to stockholders and Annual Reports on Form 10-K of Avadel for the five years ended December 31, 2024;

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certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Avadel;

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certain other communications from Avadel to its shareholders;

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certain publicly available research analyst reports for Avadel; and

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certain internal financial analyses and forecasts for Avadel prepared by the management of Avadel as approved for Goldman Sachs’ use by Avadel (the “Forecasts”), as discussed more fully in the section of this proxy statement captioned “The Transaction — Avadel Unaudited Prospective Financial Information”; certain forecasts related to the expected utilization by Avadel of certain net operating loss carryforwards and tax credits, as prepared by the management of Avadel as approved for Goldman Sachs’ use by Avadel (the “NOL Forecasts”); and certain estimates as to the probability and timing of the achievement of the Milestone prepared by the management of Avadel as approved for Goldman Sachs’ use by Avadel (the “CVR Estimates”).

Goldman Sachs also held discussions with members of the senior management of Avadel regarding their assessment of the past and current business operations, financial condition and future prospects of Avadel; reviewed the reported price and trading activity for the Avadel Shares; compared certain financial and stock market information for Avadel with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the biotechnology industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with the Avadel Board’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Avadel Board’s consent that the Forecasts, the NOL Forecasts and the CVR Estimates were reasonably prepared on a basis reflecting then available estimates and judgments of the management of Avadel. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Avadel or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to its analysis. Goldman Sachs also assumed that the Transaction will be consummated on the terms set forth in the Transaction Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of Avadel to engage in the Transaction or the relative merits of the Transaction as compared to any strategic alternatives that may be available to Avadel; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares, as of the date of the opinion, of the Scheme Consideration to be paid to such holders pursuant to the Transaction Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Transaction Agreement, the CVR Agreement or the Transaction or any term or aspect of any other agreement or instrument contemplated by the Transaction Agreement or the CVR Agreement or entered into or amended in connection with the Transaction, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Avadel; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Avadel, or class of such persons in connection with the Transaction, whether relative to the Scheme Consideration to be paid to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares pursuant to the Transaction Agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which the Avadel Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on Avadel, Alkermes or the Transaction, or as to the impact of the Transaction on the solvency or viability of Avadel or Alkermes or the ability of Avadel or Alkermes to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

Summary of Financial Analysis
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Avadel Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 20, 2025, two trading days prior to the public announcement of the Original Transaction Agreement and prior to Jazz settlement rumors (the “Unaffected Date”), and is not necessarily indicative of current market conditions.
For purposes of its financial analyses, Goldman Sachs calculated the implied value of the price per share to be paid to the holders of Avadel Shares pursuant to the Transaction Agreement to be $22.06 (the “Consideration NPV”) by adding to the Cash Consideration of $21.00 per Avadel Share the net present value of one CVR of $1.06 per Avadel Share, calculated by discounting to the present value, as of September 30, 2025, the risk-adjusted Milestone Payment estimated to be made based on the timing of achieving the Milestone as reflected in the CVR Estimates, using the mid-year convention for discounting cash flows and a discount rate of 10.5% (the midpoint of the discount rate range of 9.5% to 11.5% determined by Goldman Sachs), reflecting estimates of Avadel’s weighted average cost of capital. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (the “CAPM”), which requires certain company-specific inputs, including Avadel’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Avadel, as well as certain financial metrics for the United States financial markets generally.
Historical Stock Trading Analysis.   Goldman Sachs reviewed the historical trading prices and volumes for the Avadel Shares from January 1, 2025 through the Unaffected Date. In addition, Goldman Sachs analyzed the Consideration NPV in relation to:

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$15.80, the closing price per Avadel Share on the Unaffected Date (referred to as the “current share price”); and

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$17.87, the closing price per Avadel Share on the last trading day prior to announcement of the Original Transaction Agreement.

The analysis indicated that the Consideration NPV represented:

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a premium of 40% based on the current share price of $15.80; and

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a premium of 23% based on the closing price per Avadel Share on the last trading day prior to announcement of the Original Transaction Agreement of $17.87.

Illustrative Discounted Cash Flow Analysis.   Using the Forecasts and the NOL Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Avadel to derive a range of illustrative present values per Avadel Share. Using the mid-year convention for discounting cash flows and discount rates ranging from 9.5% to 11.5%, reflecting estimates of Avadel’s weighted average cost of capital, Goldman Sachs discounted to present value as of September 30, 2025 estimates of (i) unlevered free cash flow for Avadel for the last quarter of fiscal year 2025 and for fiscal years 2026 through 2045 as reflected in the Forecasts and (ii) Avadel’s estimated net operating losses, as reflected in the NOL Forecasts. For a summary of the Forecasts and NOL Forecasts used by Goldman Sachs in performing this analysis, see the section of this proxy statement captioned “The Transaction — Avadel Unaudited Prospective Financial Information.” Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including Avadel’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Avadel, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative enterprise values for Avadel by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Avadel the amount of Avadel’s total debt and debt-like items and added the amount of Avadel’s cash and cash equivalents, in each case, as provided by and approved for Goldman Sachs’ use by the management of Avadel, to derive a range of illustrative equity values for Avadel. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Avadel, as provided by and approved for Goldman Sachs’ use by the management of Avadel, using the treasury stock method, to derive a range of illustrative present values per share ranging from $15.06 to $17.43.
Premia Paid Analysis.   Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for select transactions announced from January 1, 2023 through the Unaffected Date involving a public company in the biotechnology industry as the target where the disclosed enterprise values for the transaction were between $1 billion and $5 billion. Using publicly available information, Goldman Sachs calculated the low and high premia of the price paid in the 14 transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction or market rumors regarding a possible transaction. This analysis indicated a low premium of 17% and a high premium of 104% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premia of 17% to 104% to the undisturbed closing price per Share of $15.80 on the Unaffected Date and calculated a range of implied equity values per Share of $18.44 to $32.30.
Goldman Sachs also calculated the low and high premia of the price paid in the transactions relative to the target’s undisturbed 52-week high price. The analysis indicated a low premium of (43)% and a high premium of 101% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premia of (43)% to 101% to the undisturbed 52-week high price of $16.66 as of the Unaffected Date, and calculated a range of implied equity values per Share of $9.54 to $33.47.
The following table presents the results of this analysis:
Date Announced	Target	Acquirer	Premium to Undisturbed	Premium to 52-Week Intraday High
October 2025	Akero Therapeutics, Inc.	Novo Nordisk A/S	42%	(8)%
September 2025	89bio, Inc.	Roche Holding Ltd	79%	22%
April 2025	SpringWorks Therapeutics, Inc.	Merck KGaA	17%	(13)%
October 2024	Longboard Pharmaceuticals. Inc.	H. Lundbeck A/S	80%	48%
May 2024	Calliditas Therapeutics AB	Asahi Kasei Corp.	83%	47%
April 2024	Deciphera Pharmaceuticals, Inc.	ONO Pharmaceutical Co., Ltd.	75%	44%
February 2024	CymaBay Therapeutics, Inc	Gilead Sciences, Inc.	27%	23%
February 2024	MorphoSys AG	Novartis AG	87%	59%
December 2023	RayzeBio, Inc.	Bristol-Myers Squibb Company	104%	101%
October 2023	Mirati Therapeutics, Inc.	Bristol-Myers Squibb Company	35%	(43)%
June 2023	Chinook Therapeutics, Inc.	Novartis AG	67%	46%
May 2023	VectivBio Holding AG	Ironwood Pharmaceuticals, Inc.	43%	34%
May 2023	CTI BioPharma Corp.	Swedish Orphan Biovitrum AB	89%	17%
April 2023	Bellus Health Inc.	GSK plc	103%	16%
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Avadel or Alkermes or the Transaction.
Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Avadel Board as to the fairness from a financial point of view of the Scheme Consideration to be paid to the holders (other than holders of Excluded Shares and their respective affiliates) of Avadel Shares pursuant to the Transaction Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Avadel, Alkermes, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The Scheme Consideration was determined through arm’s-length negotiations between Avadel and Alkermes and was approved by the Avadel Board. Goldman Sachs provided advice to Avadel during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to Avadel or the Avadel Board or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.
As described above, Goldman Sachs’ opinion to the Avadel Board was one of many factors taken into consideration by the Avadel Board in making its determination to approve the Transaction Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex E.
Goldman Sachs and its affiliates (collectively, “Goldman Sachs Affiliated Entities”) are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Avadel, Alkermes, any of their respective affiliates and third parties (collectively, “Relevant Parties”) or any currency or commodity that may be involved in the Transaction. Goldman Sachs acted as financial advisor to Avadel in connection with, and participated in certain of the negotiations leading to, the Transaction. During the two-year period ended November 18, 2025, Goldman Sachs Investment Banking has not been engaged by Avadel or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. During the two-year period ended November 18, 2025, Goldman Sachs Investment Banking has not been engaged by Alkermes or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. As of November 18, 2025, Goldman Sachs Investment Banking was not mandated by Alkermes and/or its Related Entities (as defined below) to provide financial advisory and/or underwriting services. As of November 18, 2025, Goldman Sachs Investment Banking was not soliciting Alkermes and/or its Related Entities (as defined below) to work on financial advisory and/or underwriting matters on which it had not been mandated. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Relevant Parties and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.
As of November 18, 2025, Goldman Sachs Affiliated Entities had (i) no direct GS Principal Investment (as defined below) in Avadel and/or its affiliates (excluding any significant shareholder and its other affiliates), (ii) no direct GS Principal Investment in Alkermes and/or its affiliates (excluding any significant shareholder and its other affiliates).
On the public side of Goldman Sachs’ informational wall (the “Public Side”) and in the ordinary course of its various business activities, Goldman Sachs Affiliated Entities may also own equity securities in the Relevant Parties, and/or their respective affiliates arising from engaging in market making, trade execution, clearing, custody, margin lending and other similar financing transactions, securities lending, and related activities (including by acting as agent for third parties executing their transactions or as principal supplying liquidity to market participants, and any related hedging, other risk management or inventory management) (collectively, “Market Making Activities”), which positions change frequently. Regulatory, informational and operational barriers separate the Public Side from Goldman Sachs Investment Banking.

For purposes of this section of the proxy statement, (x) Goldman Sachs relied on its books and records to (i) unless otherwise indicated, calculate all amounts and (ii) determine whether an entity is an affiliate, portfolio company, subsidiary or majority-owned subsidiary of another entity, and (y) the following terms have the definitions set forth below:
“GS Principal Investments” (including any associated commitments) are (i) direct balance sheet investments in equity interests or equity securities held by Goldman Sachs Affiliated Entities for its own account or (ii) direct investments in equity interests held by a fund managed by a Goldman Sachs Affiliated Entity which fund is primarily for the benefit of Goldman Sachs Affiliated Entities and/or its current and former employees and not third party clients. GS Principal Investments do not include equity interests arising from Market Making Activities, equity derivatives, convertible debt instruments, or warrants or equity kickers received in connection with senior secured loans, mezzanine loans, warehouse loans, preferred equity with a fixed rate of return or other similar types of financing transactions (which may also be subject to hedging or other risk-mitigating instruments). GS Principal Investments also do not include investments by funds managed by Goldman Sachs Affiliated Entities which funds are almost entirely for the benefit of third party clients (“GS Client Funds”), which funds can co-invest alongside, and/or make Investments in, the Relevant Parties or their respective Related Entities (as defined below). As investment managers for GS Client Funds, Goldman Sachs Affiliated Entities are required to fulfill a fiduciary responsibility to GS Client Funds in making decisions to purchase, sell, hold or vote on, or take any other action with respect to, any financial instrument.
“Related Entities” are, as applicable, a person or entity’s subsidiaries, affiliates, portfolio companies and/or funds managed thereby.
The Avadel Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction Agreement. Pursuant to a letter agreement dated October 17, 2025, Avadel engaged Goldman Sachs to act as its financial advisor in connection with the contemplated Transaction. The engagement letter between Avadel and Goldman Sachs provides for a transaction fee of approximately $27 million, $2 million of which became payable upon the announcement of the Transaction, and the remainder of which is contingent on closing of the Transaction. Avadel has agreed to pay Goldman Sachs an additional $2 million fee which is contingent upon the Milestone Payment being made. Goldman Sachs may receive an additional fee of up to $5 million at Avadel’s sole discretion. Avadel has not yet determined whether to pay such additional fee to Goldman Sachs.
In addition, Avadel has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Avadel Unaudited Prospective Financial Information
Avadel does not as a matter of course make public long-term forecasts or projections as to future performance, revenues, earnings or other results, due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty of the underlying assumptions and estimates. However, in connection with its strategic planning process, and at the direction of the Avadel Board, Avadel’s senior management prepared long-range projections reflecting the currently available estimates and judgments of the senior management of Avadel on a standalone and risk-adjusted basis for the fiscal years 2025 through 2045.
The long-range plan included certain unaudited prospective financial information concerning Avadel on a standalone basis for the years 2025 through 2045, risk-adjusted to reflect Avadel management’s estimate of the probability of regulatory and commercial success for Avadel’s development and commercialization of LUMRYZ for idiopathic hypersomnia (“IH”) and the continued commercialization of LUMRYZ for cataplexy or EDS in patients 7 years of age and older with narcolepsy, including in light of the potential launch in the near term of one or more generic versions of Xyrem, an oxybate used for the treatment of narcolepsy, as well as the potential for the approval and commercial launch of one or more orexin agonists for the treatment of narcolepsy and IH beginning in 2027. These unaudited risk-adjusted projections are referred to as the “July Avadel Projections.”

At the request of the Avadel Board, Avadel management updated the July Avadel Projections in October 2025 to reflect Avadel’s assumptions regarding its go-forward business, as impacted by the Settlement Agreement. Accordingly, the July Avadel Projections were updated to reflect a projected commercialization date for LUMRYZ for IH of March 1, 2028 (assuming FDA approval and award of Orphan Drug Exclusivity), revised royalty rates for LUMRYZ for narcolepsy and IH, and estimated cash settlement, net of legal fees and expenses, in accordance with the terms of the Settlement Agreement. The resulting updated unaudited risk-adjusted projections are referred to as the “Updated Avadel Projections” and, together with the July Avadel Projections, the “Avadel Projections.”
In connection with the consideration of a possible transaction, the Avadel Board authorized Morgan Stanley and Goldman Sachs, as Avadel’s financial advisors, to use the Updated Avadel Projections for purposes of their respective financial analyses and fairness opinions (as described in more detail in the sections captioned “The Transaction — Opinion of Morgan Stanley and — Opinion of Goldman Sachs”), and the Updated Avadel Projections constituted the only financial projections with respect to Avadel used by each of Morgan Stanley and Goldman Sachs in performing such financial analyses. The Avadel Projections were considered by the Avadel Board in connection with their respective evaluation of the Transaction in the context of evaluating Avadel’s strategic alternatives. The Avadel Projections were not provided to Alkermes or any other prospective bidder.
The Avadel Projections are being included in this proxy statement to give Avadel Shareholders access to certain non-public information provided to the Avadel Board and its financial advisors. The inclusion of the Avadel Projections should not be regarded as an indication that the Avadel Board, Avadel, Morgan Stanley, Goldman Sachs, or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results or an accurate prediction of future results, and they should not be relied on as such.
In addition, the Avadel Projections were not prepared with a view toward public disclosure or with a view toward compliance with the published guidelines established by the SEC or the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information, or U.S. Generally Accepted Accounting Principles (“GAAP”), but, in the view of Avadel management, were prepared on a reasonable basis, reflected the available estimates and judgments at the time of preparation, and presented as of the time of preparation, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Avadel and estimated outcomes of other future events. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the Avadel Projections.
The Avadel Projections reflect estimates and assumptions made by Avadel senior management with respect to Avadel’s business, including with respect to general business, economic, competitive, regulatory and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond Avadel’s control. The Avadel Projections were developed without giving effect to the Transaction, including any impact of the negotiation or execution of the Transaction Agreement or the consummation of the Transaction, the expenses that have already or may be incurred in connection with completing the Transaction or any changes to Avadel’s operations or strategy that may be implemented during the pendency of or following the consummation of the Transaction. The Avadel Projections also do not consider the effect of any failure of the Transaction to be completed, and they should not be viewed as accurate or continuing in that context, or any other.
In particular, the Avadel Projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain. The Avadel Projections reflect numerous estimates and assumptions made by Avadel, based on information available to Avadel at the time the Avadel Projections were developed, with respect to industry performance and competition, regulatory conditions, general business, economic, market and financial conditions, and matters specific to Avadel’s products and product candidates, all of which are difficult to predict and many of which are beyond Avadel’s control. As a result, there can be no assurance that the Avadel Projections accurately reflect future trends or accurately estimate the future market for any of Avadel’s products or product candidates. The Avadel Projections also reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and result in the Avadel Projections not being achieved include, but are not limited to: (1) the success of clinical trials (including the funding therefor, anticipated patient enrollment, clinical outcomes, timing or associated costs); (2) regulatory approvals and related timelines; (3) the market acceptance of Avadel’s products; (4) Avadel’s development of such products and product candidates for different indications; (5) the impact of existing and potential future competitive products and pricing, including other treatments for narcolepsy and IH that may be approved and commercialized in the future; (6) the effect of regulatory actions; (7) the availability of partnering arrangements on favorable terms or at all; (8) the effect of global economic conditions; (9) conditions in the financing markets and access to sufficient capital; (10) changes in applicable laws, rules and regulations; (11) accuracy of certain accounting assumptions; (12) changes in actual or projected cash flows; (13) potential legal (including intellectual property claims) and regulatory actions by competitors, regulators, or other parties, including litigation or exclusivity strategies, that could delay or materially affect anticipated product commercialization efforts; (14) the Company’s ability to attract and retain key personnel and other employees and the possible loss of key management or other personnel, especially with respect to the Company’s commercialization efforts; (15) any changes in political conditions (including the imposition of new or increased trade restrictions, tariffs or trade policies) and (16) other risk factors described in Avadel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports filed on Form 10-Q and Current Reports on Form 8-K, as well as the section titled “Cautionary Statement Regarding Forward-Looking Statements” in this proxy statement. In addition, the Avadel Projections may be affected by Avadel’s ability to achieve strategic goals, objectives and targets over the applicable period. Further, the Avadel Projections cover multiple years and, by their nature, become subject to greater uncertainty with each successive year. Accordingly, there can be no assurance that the Avadel Projections will be realized, and actual results may vary materially from those shown.
The Avadel Projections contain certain non-GAAP financial measures, including unlevered free cash flow, that Avadel believes are helpful in understanding its potential future results. Such non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. The SEC rules, which otherwise would require a reconciliation of a non-GAAP financial measure to a GAAP financial measure, do not apply to non-GAAP financial measures provided to a board of directors or financial advisors in connection with a proposed business combination transaction such as the proposed Transaction. In addition, reconciliations of non-GAAP financial measures to a GAAP financial measure were not provided to or relied upon by the Avadel Board, Morgan Stanley or Goldman Sachs in connection with the Transaction. Accordingly, Avadel has not provided a reconciliation of the financial measures included in the Avadel Projections to the relevant GAAP financial measures.
In addition, Deloitte & Touche LLP has neither audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Avadel Projections and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. The Deloitte & Touche LLP report included in Avadel’s Annual Report on Form 10-K for the year ended December 31, 2024 that is incorporated by reference into this proxy statement relates to Avadel’s previously issued financial statements. It does not extend to the Avadel Projections and should not be read to do so. None of Avadel, Alkermes, the combined company or their respective affiliates, advisors, officers, directors or other representatives can provide any assurance that actual results will not differ from the Avadel Projections and none of them undertakes any obligation to update, or otherwise revise or reconcile, the Avadel Projections to reflect circumstances existing after the date the Avadel Projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Avadel Projections are shown to be in error. Except as required by applicable securities laws, Avadel does not intend to make publicly available any update or other revision to the Avadel Projections. None of Avadel or its affiliates, advisors, officers, directors or other representatives has made or makes any representation to any Avadel Shareholder, Alkermes or other person regarding Avadel’s ultimate performance, including as compared to the information contained in the Avadel Projections, or that forecasted results will be achieved.
The July Avadel Projections
Various judgments and assumptions were made when preparing the July Avadel Projections, including, among others (1) revenue estimates based on various assumptions, including with respect to (a) a 68%

probability of success with respect to LUMRYZ to treat IH (which reflected management’s judgment regarding the likelihood of regulatory approval, including successfully overcoming potential litigation challenges, and successful commercial launch) and a commercial launch date of February 1, 2028, (b) the expected commercial launch of one or more generic versions of Xyrem, (c) the expected approval and commercial launch of multiple orexin agonists with approvals in narcolepsy and IH beginning in 2027, (d) the expected loss of exclusivity with respect to LUMRYZ and (e) no successful commercial launch of a no or low sodium, once nightly oxybate, (2) assumptions with respect to cost of goods sold based on the costs of materials and production used in the manufacturing and distribution of Avadel’s products and estimated royalties to Jazz Pharmaceuticals of 4.75% of LUMRYZ revenue through the first quarter of 2036, (3) the rate of selling, general and administrative expense growth, (4) research and development expenses, including IH clinical trial and long-term maintenance costs, (5) a blended effective tax rate of 15.1% (taking into account the Irish corporate tax rate and U.S. corporate and state tax rates) and (6) no material capital expenditures or depreciation and amortization. In connection with the July Avadel Projections, Avadel’s management estimated $65 million of Irish and $247 million U.S. Federal net operating losses (“NOLs”); such NOLs were presented separately to the Avadel Board and are not reflected in the July Avadel Projections as summarized below.
The following table presents a summary of the July Avadel Projections:
	Fiscal Year Ending December 31,
(US$ in millions)	2025E(1)	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Revenue	$273	$349	$426	$482	$529	$556	$585	$620	$655	$684	$725
EBIT(2)	$20	$60	$106	$133	$172	$187	$203	$225	$246	$262	$287
Unlevered Free Cash Flow(3)	$12	$22	$74	$96	$134	$156	$166	$184	$202	$214	$232
	Fiscal Year Ending December 31,
(US$ in millions)	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E	2045E
Revenue	$762	$798	$834	$872	$911	$952	$846	$507	$304	$183
EBIT(2)	$341	$371	$414	$455	$493	$526	$427	$256	$154	$92
Unlevered Free Cash Flow(3)	$277	$300	$332	$365	$396	$422	$357	$214	$129	$77

(1)
The first half of fiscal year 2025 reflects actual results of operations.

(2)
EBIT, a non-GAAP financial measure, refers to Avadel’s earnings before interest and taxes, minus tax-effected share-based compensation.

(3)
Unlevered Free Cash Flow, a non-GAAP financial measure, refers to EBIT minus 3.75% royalty on net revenue payable to RTW Royalty II DAC or its affiliates (for an aggregate payment of $63 million during the projection period (the “RTW Payment”)), minus taxes, minus capital expenditures, plus depreciation and amortization, minus changes in net working capital.

The Updated Avadel Projections
The Updated Avadel Projections were prepared using the same underlying assumptions as the July Avadel Projections, except for, as a result of the Settlement Agreement, Avadel management assumed: (1) a 77% probability of success with respect to LUMRYZ to treat IH (which reflected management’s judgment regarding the likelihood of regulatory approval and successful commercial launch) and a commercial launch date of March 1, 2028, (2) estimated royalties to Jazz Pharmaceuticals of 3.85% of narcolepsy LUMRYZ revenue and 10% of IH LUMRYZ revenue through the first quarter of 2036, and (3) $62 million of Irish and $242 million U.S. Federal NOLs as of September 30, 2025.

The following table presents a summary of the Updated Avadel Projections:
	Fiscal Year Ending December 31,
(US$ in millions)	2025E(1)	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Revenue	$273	$349	$426	$480	$527	$555	$585	$622	$657	$686	$727
EBIT(2)	$22	$63	$110	$135	$171	$185	$200	$221	$241	$256	$281
Unlevered Free Cash Flow(3)	$16	$32	$84	$102	$140	$163	$173	$188	$198	$209	$227
	Fiscal Year Ending December 31,
(US$ in millions)	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E	2045E
Revenue	$764	$801	$837	$875	$914	$955	$849	$509	$306	$183
EBIT(2)	$342	$374	$417	$458	$497	$529	$430	$258	$155	$93
Unlevered Free Cash Flow(3)	$278	$302	$334	$367	$398	$424	$359	$215	$129	$78

(1)
The first half of fiscal year 2025 reflects actual results of operations.

(2)
EBIT, a non-GAAP financial measure, refers to Avadel’s earnings before interest and taxes, minus tax-effected share-based compensation.

(3)
Unlevered Free Cash Flow, a non-GAAP financial measure, refers to EBIT minus the RTW Payment, minus taxes, plus tax savings from U.S. and Ireland NOLs, minus capital expenditures, plus depreciation and amortization, and plus or minus changes in net working capital.

AVADEL DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE AVADEL PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE AVADEL PROJECTIONS ARE NO LONGER APPROPRIATE.
The Irish Takeover Panel considers the forward-looking financial information for Avadel for each of the financial years ending December 31 from 2025 to 2045 as set out above and used by each of Morgan Stanley and Goldman Sachs in connection with their financial analyses for the purpose of preparing their respective fairness opinions, to be profit forecasts within the meaning of Rule 28 of the Irish Takeover Rules. However, following consideration of the exceptional circumstances of publication of the matters, the Irish Takeover Panel decided to (i) waive the requirement under Rule 28.1(a) of the Irish Takeover Rules to have the forecasts for the financial years ending December 31 2025 and 2026 reported on by an independent accountant and each of Morgan Stanley and Goldman Sachs, and (ii) the requirement under Rule 28.2(a) of the Irish Takeover Rules for the Avadel Board to provide certain confirmations concerning the forecasts for the financial years ending December 31 from 2027 to 2045, given that the forward-looking financial information is included in this proxy statement only because it is required to be disclosed pursuant to SEC regulations.
Financing
Alkermes estimates that it will need approximately $2.43 billion in order to pay Avadel Shareholders the Cash Consideration due to them under the Transaction Agreement and to pay related fees, costs, expenses and other transaction costs in connection with the acquisition. Alkermes anticipates that the funds needed to pay the foregoing amount will be derived from a combination of (i) cash on hand and (ii) borrowings under credit facilities, including as described below.
J.P. Morgan Securities LLC, lead financial advisor to Alkermes, is satisfied that sufficient resources are available to satisfy in full the Cash Consideration payable to Avadel Shareholders under the terms of the Transaction Agreement.

Amended and Restated Bridge Credit Agreement
On November 18, 2025, Alkermes entered into a 364-day senior secured amended and restated bridge term loan credit agreement (the “Amended and Restated Bridge Credit Agreement”) among Alkermes, the other loan parties from time to time party thereto, certain lenders from time to time party thereto and JPMorgan Chase Bank, N.A. as administrative agent, which amended and restated the bridge term loan credit agreement, dated as of October 22, 2025, among Alkermes, the other loan parties from time to time party thereto, certain lenders from time to time party thereto and JPMorgan Chase Bank, N.A. as administrative agent. Under the Amended and Restated Bridge Credit Agreement, the lenders party thereto have committed to provide Alkermes with secured bridge financing in an aggregate principal amount of $1.51 billion. The commitments are intended to be available to finance, in part, the cash component of the Scheme Consideration and fees and expenses related to the Transaction. Subject to the conditions in the Amended and Restated Bridge Credit Agreement, Alkermes intends to replace commitments or the borrowings, as applicable, under the Amended and Restated Bridge Credit Agreement by accessing the loan markets prior to or following the closing of the Transaction. The entry by Alkermes into any credit facilities to replace the Amended and Restated Bridge Credit Agreement would be subject to market and other conditions.
Summary of Terms of the Amended and Restated Bridge Credit Agreement
The funding of the loans under the Amended and Restated Bridge Credit Agreement is conditioned on, among other things, the consummation of the transaction and the absence of certain events of default described in the Amended and Restated Bridge Credit Agreement. The commitments under the Amended and Restated Bridge Credit Agreement will automatically terminate on the earliest of (a) 11:59 pm (Dublin time) on the date on which the consideration payable in respect of the Transaction has been paid in full without the making of any advances under the Amended and Restated Bridge Credit Agreement, (b) 11:59 pm (Dublin time) on the Effective Date after giving effect to the making of advances under the Amended and Restated Bridge Credit Agreement, and (c) the date on which certain mandatory cancellation events have occurred or first exist, including, subject to certain exceptions, if the Transaction has not been consummated by the End Date.
Advances under the Amended and Restated Bridge Credit Agreement will bear interest as follows:
Days after the first advance	ABR Spread (applicable to borrowings that bear interest at the alternate base rate)	Term Benchmark and RFR Spread (applicable to borrowings that bear interest at the Term SOFR rate)
0 – 90 days	2.00%	3.00%
91 – 180 days	2.25%	3.25%
181 – 270 days	2.50%	3.50%
271 days and thereafter	2.75%	3.75%
The borrowers may voluntarily prepay the loans or reduce the commitments under the Amended and Restated Bridge Credit Agreement at any time without premium or penalty. The Amended and Restated Bridge Credit Agreement also requires mandatory prepayments and commitment reductions, as applicable, with the net cash proceeds received by Alkermes in connection with certain asset sales, debt or equity issuances and recovery events, subject to customary exceptions. The Amended and Restated Bridge Credit Agreement also contains customary events of default, upon the occurrence of which, and for so long as such event of default is continuing, the amounts outstanding under the Bridge Credit Agreement could be accelerated by the lenders. In addition, the loan parties under the Amended and Restated Bridge Credit Agreement are subject to certain affirmative and negative covenants and, following the Certain Funds Period, also will be subject to certain financial maintenance covenants in the form of secured net leverage and consolidated interest coverage ratios tested at the end of each fiscal quarter.
The borrowers’ obligations under the Amended and Restated Bridge Credit Agreement will be guaranteed jointly and severally by each of Alkermes’ direct and indirect subsidiaries that are or are designated as Material Domestic Subsidiaries and Material Irish Subsidiaries as defined therein subject to certain exceptions (collectively, the “Subsidiary Guarantors” and together with the borrowers, the “Loan

Parties”). Within 45 days of the Effective Date, Alkermes shall procure that Avadel and each of its restricted subsidiaries that is or is designated as a Material Domestic Subsidiary or a Material Irish Subsidiary become Subsidiary Guarantors. Alkermes’ obligations under the Amended and Restated Bridge Credit Agreement will be secured by way of security granted over substantially all assets of the Loan Parties, subject to permitted liens and assets customarily excluded from a financing of this nature.
Interests of Certain Persons in the Transaction
In considering the recommendation of the Avadel Board with respect to the Transaction Agreement, you should be aware that some of Avadel’s directors and executive officers have interests in the Transaction that are in addition to, or different from, any interests of Avadel Shareholders generally. These interests are described in more detail below, and, with respect to the executive officers of Avadel, are quantified in the table below. The Avadel Board was aware of these interests and considered them when it adopted the Transaction Agreement and approved the Transaction.
Avadel’s current executive officers and directors and their respective positions are as follows:
Name	Position
Executive Officers
Gregory J. Divis	Chief Executive Officer and Director
Thomas S. McHugh	Chief Financial Officer
Susan Rodriguez	Chief Operating Officer
Jerad G. Seurer	General Counsel & Corporate Secretary
Directors
Geoffrey M. Glass	Chair of the Board of Directors
Naseem S. Amin, M.D.	Director
Eric J. Ende, M.D.	Director
Mark A. McCamish, M.D., Ph.D.	Director
Linda S. Palczuk	Director
Peter J. Thornton	Director
Certain other individuals who served since the beginning of Avadel’s last fiscal year would be considered executive officers for purposes of this disclosure, but as former employees of Avadel they are not entitled to the payments and benefits described below for executive officers in connection with the Transaction. None of the former executive officers are receiving any compensation in connection with the Transaction. Accordingly, such former executive officers are not included in this disclosure.
Treatment of Equity Awards
Each Avadel Cash-Out Option (including each Avadel Performance-Based Option) that is outstanding as of immediately prior to the Effective Time, (whether or not vested) will be canceled and converted at the Effective Time into the right to receive (without interest): (i) an amount in cash (less applicable tax and other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel Cash-Out Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Avadel Share under such Avadel Cash-Out Option and (ii) one CVR for each Avadel Share subject to such Avadel Cash-Out Option immediately prior to the Effective Time (without regard to vesting). Each Avadel Option with an exercise price equal to or greater than the Cash Consideration that is outstanding immediately prior to the Effective Time, whether or not vested, will be cancelled at the Effective Time for no consideration.
Each Avadel RSU Award that is outstanding will be cancelled at the Effective Time and, in exchange therefor, the holder of such cancelled Avadel RSU Award will be entitled to receive (without interest): (i) an amount in cash (less applicable tax or any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel RSU Award immediately prior to the Effective Time multiplied by (y) the Cash Consideration and (ii) one CVR for each Avadel Share subject to such Avadel RSU Award immediately prior to the Effective Time (without regard to vesting).

Each Avadel Restricted Stock Award, whether granted pursuant to the Avadel Share Plans or otherwise that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will be treated in the same manner as all other Avadel Shares.
The following tables set forth the number of Avadel Options and Avadel Restricted Stock Awards held by Avadel executive officers and directors as of November 20, 2025, the latest practicable date to determine these numbers before the filing of this proxy statement, and the estimated aggregate value of such Avadel Options and Avadel Restricted Stock Awards. For each individual, the estimated aggregate value of Avadel Options and Avadel Restricted Stock Awards equals the product of (a) the Cash Consideration plus the maximum amount payable for one CVR (i.e., a maximum total amount of $22.50 per share), less the applicable exercise price in the case of Avadel Options, multiplied by (b) the total number of Avadel Shares subject to the Avadel equity award. As of November 20, 2025, no Avadel executive officers or directors held any Avadel Options with an exercise price per share that is equal to or greater than the Cash Consideration or any Avadel RSU Awards.
Name	Unvested Time-Based Avadel Options (#)	Value of Unvested Time-Based Avadel Options ($)	Unvested Avadel Performance- Based Options(1) (#)	Value of Unvested Avadel Performance- Based Options(1) ($)	Vested Avadel Options (#)	Value of Vested Avadel Options ($)
Executive Officers
Gregory J. Divis	527,500	5,126,750	77,500	1,133,825	2,265,000	36,477,225
Thomas S. McHugh	155,625	1,591,106	18,000	263,340	830,875	13,771,639
Susan Rodriguez	300,000	3,873,000	—	—	—	—
Jerad G. Seurer	105,625	1,007,000	21,000	307,230	364,875	5,517,240
Directors
Geoffrey M. Glass	11,000	128,370	—	—	230,000	3,512,100
Naseem S. Amin, M.D.	44,000	344,850	—	—	27,500	176,220
Eric J. Ende, M.D.	11,000	128,370	—	—	238,057	3,681,378
Mark A. McCamish, M.D., Ph.D.	11,000	128,370	—	—	280,000	4,138,700
Linda S. Palczuk	36,000	417,620	—	—	230,000	3,512,100
Peter J. Thornton	11,000	128,370	—	—	230,000	3,512,100

(1)
Based on the value of the Scheme Consideration and the recommendation of the compensation committee of the Avadel Board, the Board determined that all outstanding Avadel Performance-Based Options will vest and have performance conditions satisfied immediately prior to the Effective Time.

Name	Avadel Restricted Stock Awards (#)	Value of Avadel Restricted Stock Awards ($)
Executive Officers
Gregory J. Divis	52,000	1,170,000
Thomas S. McHugh	12,600	283,500
Susan Rodriguez	—	—
Jerad G. Seurer	14,700	330,750
Directors
Geoffrey M. Glass	11,000	247,500
Naseem S. Amin, M.D.	11,000	247,500
Eric J. Ende, M.D.	11,000	247,500

Name	Avadel Restricted Stock Awards (#)	Value of Avadel Restricted Stock Awards ($)
Mark A. McCamish, M.D., Ph.D.	11,000	247,500
Linda S. Palczuk	11,000	247,500
Peter J. Thornton	11,000	247,500
Treatment of Purchase Rights Under the Employee Share Purchase Plan
The Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan (the “Avadel ESPP”) allows Avadel’s regular full-time employees, including Avadel’s executive officers, to purchase up to a specified maximum number of Avadel Shares as determined by the compensation committee of the Avadel Board (which, in the absence of any contrary determination, is 3,000 Avadel Shares) per offering period under the Avadel ESPP, subject to a maximum of $25,000 per year of Avadel Shares. The purchase price for each offering period is established by the compensation committee of the Avadel Board, but in no event is less than 85% of the lesser of (i) the fair market value of Avadel Shares on the applicable offering date, or (ii) the fair market value of Avadel Shares on the applicable purchase date.
Prior to the Effective Time, the Avadel Board (or the appropriate committee thereof) will take all actions necessary to effect the following: (i) the Avadel ESPP will be frozen and suspended during the offering period in progress as of the date of the Transaction Agreement and no new offering periods will commence under the Avadel ESPP at any time on or after the date of the Transaction Agreement, (ii) no new participants will be permitted into the Avadel ESPP after the date of the Transaction Agreement, (iii) no current participants in the Avadel ESPP will be permitted to increase their payroll deduction elections or rate of contributions from those in effect on the date of the Transaction Agreement or make any separate non-payroll contributions to the Avadel ESPP, (iv) the then-current offering period in progress as of the Effective Time under the Avadel ESPP will be accelerated to a date on or prior to the Completion, and each participant’s accumulated payroll deductions will be used to purchase Avadel Shares in accordance with the terms of the Avadel ESPP, (v) any accumulated payroll deductions that are not used to purchase Avadel Shares will be promptly refunded to the applicable participant and (vi) the Avadel ESPP will terminate immediately prior to, and contingent upon, the Effective Time.
Severance Entitlements
Each Avadel executive officer is a party to an employment agreement with Avadel’s U.S. subsidiary which provides for the severance benefits described below if the executive officer’s employment is terminated by the executive officer for “good reason” or by Avadel for any reason other than “cause” (as such terms are defined in each Avadel executive officer’s employment agreement), including non-renewal by Avadel at the end of the employment term. Upon such a termination each Avadel executive officer is entitled to receive payment of accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under Avadel benefit plans, and, subject to the Avadel executive officer’s execution and non-revocation of a separation and release agreement in favor of Avadel, (i) an amount equal to 1.0 times the executive officer’s then-current base salary (or, for Mr. Divis, 1.5 times his then-current base salary), payable in substantially equal installments in accordance with Avadel’s normal payroll practices; and (ii) if the Avadel executive officer elects continuation coverage under COBRA, payment of the Avadel executive officer’s monthly COBRA premiums until (x) 12 months (or, for Mr. Divis, 18 months) following the Avadel executive officer’s date of termination or (y) the date that the Avadel executive officer becomes covered under similar plans of any subsequent employer or otherwise ineligible for COBRA.
In addition to the severance benefits described above, if such a termination occurs (A) for Mr. Divis, within 6 months prior to or 18 months following a “change of control” (as defined in Mr. Divis’ employment agreement), or (B) for each other Avadel executive officer, within 18 months following a “change of control” (as defined in each such Avadel executive officer’s employment agreement), the Avadel executive officer is entitled to also receive (i) immediate vesting of 100% of such Avadel executive officer’s outstanding and unvested stock options and other stock-based awards, (ii) extension of such any outstanding and vested stock options held by such Avadel executive officer as of the date of termination, with such stock options remaining outstanding and exercisable until the 18-month anniversary of such date of termination (not to extend beyond the original maximum term of such stock option); and (iii) for Mr. Divis only, a lump sum payment equal to the higher of (x) the greater of (I) his target bonus in effect for the fiscal year in which the change of control occurs or (II) his target bonus in effect for the fiscal year in which the termination of employment occurs, or (y) his actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs.
The Completion of the proposed Transaction will qualify as a “change of control” under each Avadel executive officer’s employment agreement, and the payments and benefits provided under such employment agreements in connection with the proposed Transaction may be subject to an excise tax under Section 4999 of the U.S. Internal Revenue Code of 1986, as amended (referred to hereinafter as the “Code”). These payments and benefits may also not be eligible for U.S. federal income tax deduction for Avadel’s U.S. subsidiary pursuant to Section 280G of the Code. If the payments or benefits payable to each Avadel executive officer in connection with the proposed Transaction would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the Avadel executive officer.
The estimated value of such severance payments and benefits for each Avadel executive officer is set forth below under the section entitled “— Interests of Certain Persons in the Transaction — Quantification of Payments and Benefits to Avadel’s Named Executive Officers — Golden Parachute Compensation.”
2025 Annual Bonuses
If the Completion occurs prior to the date that Avadel would normally pay annual bonuses for the 2025 fiscal year, each employee participating in Avadel’s corporate annual cash incentive program, including Avadel’s executive officers, will receive an annual bonus for the 2025 fiscal year as soon as practicable following the Completion at the greater of target or actual performance. The following table sets forth each Avadel executive officer’s target bonus for 2025 (assuming payout at 100%):
Name	Target 2025 Bonus ($)
Gregory J. Divis	$390,960
Susan Rodriguez(1)	$146,503
Thomas S. McHugh	$209,417
Jerad G. Seurer	$189,000

(1)
Pursuant to Ms. Rodriguez’ employment agreement, her annual bonus for the 2025 fiscal year will be pro-rated based on the date she began employment with Avadel.

280G Mitigation Actions
Avadel may take certain tax-planning actions to mitigate potentially adverse tax consequences under the “golden parachute” provisions of Sections 280G and 4999 of the Code that could arise in connection with the Completion, which, for the avoidance of doubt, may not include paying or agreeing to pay any gross-ups or similar make-whole payments. The tax-planning and mitigation actions may include accelerating vesting of equity awards and/or payment of 2025 bonuses for Avadel executive officers if the date of Completion is not reasonably expected to occur in 2025. However, any accelerated payments for Avadel executive officers will be subject to clawback in the event that the Avadel executive officer terminates employment for any reason other than death, disability or a severance-eligible termination, as described above under the section entitled “— Interests of Certain Persons in the Transaction — Severance Entitlements” prior to the date such vesting or payment would otherwise have occurred.
Employee Benefits Matters
As further described in the section of this proxy statement entitled “The Transaction Agreement —  Employee Matters,” the Transaction Agreement generally requires Alkermes to, through the earlier of the first anniversary of the Effective Time or the termination of the employee, provide all Avadel employees, including Avadel executive officers, who remain employed following the Effective Time with annual base salary or base wage rate (as applicable) and target annual cash bonus opportunity that is no less favorable, in the aggregate, than the annual base salary or base wage rate (as applicable) and target annual cash bonus opportunity or target cash commission opportunity in effect immediately prior to the Effective Time (provided that each employee’s base salary or base wage rate (as applicable) shall also be independently no less than 95% of the annual base salary or base wage rate (as applicable) in effect immediately prior to the Effective Time), and pension and welfare benefits that are, in the aggregate, no less favorable than pension and welfare benefits provided to similarly-situated employees of Alkermes.
Director and Officer Indemnification Insurance
Pursuant to the terms of the Transaction Agreement, Avadel’s directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Transaction. Such indemnification and insurance coverage is further described in “— The Transaction Agreement — Directors’ and Officers’ Indemnification and Insurance.”
Quantification of Payments and Benefits to Avadel’s Named Executive Officers
The table below sets forth the information required by Item 402(t) of Regulation S-K regarding the amount of payments and benefits that each of Avadel’s named executive officers may receive in connection with the transaction. While Richard J. Kim, Avadel’s former Chief Commercial Officer, was a named executive officer for Avadel’s fiscal year ended December 31, 2024, he terminated employment on December 31, 2024, prior to the date on which the Transaction Agreement was executed, and is not entitled to any payments or benefits that are based on or otherwise relate to the Transaction. Accordingly, Mr. Kim is not included in this disclosure.
Assumptions
Unless otherwise noted, the estimates set forth in the table below assume the following:

•
the value of Avadel equity awards is calculated based on $22.50 per share (i.e., the Cash Consideration plus the maximum amount payable for one CVR);

•
all outstanding Avadel Performance-Based Options will vest and have performance conditions satisfied immediately prior to the Effective Time;

•
the Effective Time of the Transaction occurs on November 20, 2025 (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

•
the consummation of the Transaction constitutes a change in control for purposes of the applicable compensation plan or agreement;

•
the Avadel named executive officer’s base salary and target bonus will remain unchanged from those in place on November 20, 2025;

•
the Avadel named executive officer’s outstanding equity award holdings will remain unchanged from those in place on November 20, 2025; and

•
each Avadel named executive officer experiences a termination without “cause” or resigns with “good reason” (as such terms are defined in each Avadel named executive officer’s employment agreement) immediately following Completion.

The amounts set forth in the table below are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions above and described in footnotes to the table. The amounts below do not reflect certain compensation actions that may occur before the Effective Time. The actual amounts payable to Avadel’s named executive officers, if any, will depend on whether the named executive officer incurs a qualifying termination, the date of termination of the named executive officer’s employment (if applicable), the closing date of the Transaction, the ultimate value of each CVR, the manner of termination and the terms of the plans or agreements in effect at such time. The amounts set forth in the table below do not include any value received in respect of Avadel Options or other equity awards that have vested prior to the assumed closing date of the Transaction in accordance with their existing terms.
Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/Benefits ($)(3)	Total ($)
Gregory J. Divis	1,759,320	7,430,575	81,797	9,271,692
Thomas S. McHugh	674,789	2,137,946	28,303	2,841,039
Jerad G. Seurer	609,000	1,644,980	54,532	2,308,512

(1)
Cash.   The amounts in this column represent the sum of (i) cash severance payments under each Avadel named executive officer’s employment agreement equal to (A) for Mr. Divis, 1.5 times his base salary, plus the higher of his 2025 target bonus or actual prior year bonus, and (B) for Messrs. McHugh and Seurer, 1.0 times such Avadel named executive officer’s base salary; and (ii) each Avadel named executive officer’s annual bonus for the 2025 fiscal year at the greater of target or actual performance. Such severance arrangements constitute “double trigger” arrangements that will become payable by reason of the proposed Transaction subject to a qualifying termination of the Avadel named executive officer’s employment, and the 2025 annual bonuses constitute “single trigger” arrangements that will become payable solely by reason of the proposed Transaction subject to each Avadel named executive officer’s continued employment. The estimated amount of each type of payment is shown in the following table:

Name	Cash Severance ($)	2025 Annual Bonus ($)
Gregory J. Divis	1,368,360	390,960
Thomas S. McHugh	465,372	209,417
Jerad G. Seurer	420,000	189,000

(2)
Equity.   The amounts in this column represent the estimated value of Scheme Consideration payable with respect to unvested Avadel Options and Avadel Restricted Stock Awards that will become payable in connection with the proposed Transaction, subject to each Avadel named executive officer’s continued employment through such date (or, for Mr. Divis, a qualifying termination of employment within 6 months prior to the Completion as described above under the heading “— Interests of Certain Persons in the Transaction — Severance Entitlements”). The estimated payouts in respect of the Avadel named executive officer’s Avadel equity awards are “single trigger” arrangements that will become payable solely by reason of the proposed Transaction, subject to each Avadel named executive officer’s continued employment (or, for Mr. Divis, in the event of a qualifying termination within 6 months prior to the Completion). The estimated value of such unvested Avadel Options and Avadel Restricted Stock Awards held by each Avadel named executive officer is shown in the table below.

Name	Value of Unvested Time-Based Avadel Options ($)	Value of Unvested Avadel Performance-Based Options ($)	Value of Avadel Restricted Stock Awards ($)
Gregory J. Divis	5,126,750	1,133,825	1,170,000
Thomas S. McHugh	1,591,106	263,340	283,500
Jerad G. Seurer	1,007,000	307,230	330,750

(3)
Perquisites/Benefits.   The amounts in this column represent the estimated value of continued health benefits (medical, dental and vision) for Mr. Divis for eighteen (18) months and for each other Avadel named executive officer for twelve (12) months, based on the costs of coverage and benefit elections in effect on November 20, 2025. Such benefits continuation is a “double-trigger” benefit payable under each Avadel named executive officer’s employment agreement only in the event that such Avadel named executive officer experiences a qualifying termination of employment, as described above under the heading “— Interests of Certain Persons in the Transaction — Severance Entitlements”.
Regulatory Approvals Required
Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, certain transactions may not be completed until certain information and materials have been furnished to DOJ and the FTC and the applicable HSR Act waiting period requirements have been satisfied. The waiting period under the HSR Act applicable to the Transaction is thirty (30) calendar days, unless the waiting period is terminated earlier or extended. If the DOJ or FTC issues a request for additional information and documentary materials (a “Second Request”), the parties must observe a second thirty (30)-day waiting period, which would begin to run only after both parties have substantially complied with such Second Request, unless the waiting period is terminated. The parties may also agree with the DOJ or FTC to not consummate the Transaction for a specified period of time. If any waiting period expires on a Saturday, Sunday or federal holiday, then the period is extended until 11:59 p.m., U.S. Eastern Time, on the next day that is not a Saturday, Sunday or federal holiday.
The Transaction is subject to the provisions of the HSR Act and therefore cannot be completed until each of Avadel and Alkermes file a notification and report form with the DOJ and the FTC under the HSR Act and the applicable waiting period (and any extension thereof) has expired or been terminated. Avadel and Alkermes each filed a notification and report form with respect to the Transaction with the DOJ and the FTC under the HSR Act on November 7, 2025. The waiting period with respect to the notification and report forms filed under the HSR Act is scheduled to expire at 11:59 p.m., Eastern Time, on December 8, 2025, unless extended or earlier terminated.
At any time before or after the consummation of the Transaction, notwithstanding the termination or expiration of the waiting period under the HSR Act, the DOJ, FTC, state attorneys general or non-U.S. authorities could take such action under the Antitrust Laws as it deems necessary or desirable in the public interest, including seeking to preliminarily or permanently enjoin the Completion, seeking divestiture of substantial assets of one (1) or both of the parties, requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights, or requiring the parties to agree to other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances, including by seeking to intervene in the regulatory process, to litigate to enjoin or overturn regulatory approvals or to bring private actions to enjoin the Transaction. Any of these actions could impede or preclude obtaining regulatory approvals or consummating the Transaction. There can be no assurances that a challenge to the Transaction will not be made or that, if a challenge is made, Avadel will prevail.
Avadel and Alkermes have agreed to use their respective reasonable best efforts to obtain the regulatory approvals required to consummate the Transaction, subject to certain limitations as set forth in the Transaction Agreement. Although Avadel expects that all required antitrust and foreign investment clearances and approvals will be obtained, there can be no assurances that these regulatory clearances and approvals will be timely obtained, obtained at all, or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions, restrictions, qualifications, requirements or limitations on the Completion, including the requirement to divest assets, license or hold separate assets, or terminate existing relationships and contractual rights, or agree to other remedies, or require changes to the terms of the Transaction Agreement. These conditions or changes could result in the conditions to the Transaction not being satisfied.
Irish High Court Approvals
The Scheme requires the approval of the Irish High Court, which involves an application by Avadel to the Irish High Court to sanction the Scheme.
Payment of Consideration
Settlement of the Scheme Consideration to which any Avadel Shareholder is entitled will be paid to Avadel Shareholders of record as of the Scheme Record Time (as defined in “Part 3 — The Scheme of Arrangement”) within fourteen (14) days of the date on which the Scheme becomes effective in accordance with its terms (or, if the Transaction is implemented by way of a takeover offer (in accordance with Section 3.6 of the Transaction Agreement), such date on which the takeover offer is completed in accordance with the provisions of the relevant documents and rules) (the “Effective Date”). For further information regarding the settlement of consideration, see the section of this proxy statement entitled “Part 2 — Explanatory Statement — Settlement, Delisting and Dealings.”

NO DISSENTERS’ RIGHTS
Under Irish law, holders of Avadel Shares do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement.

MATERIAL TAX CONSEQUENCES OF THE PROPOSED TRANSACTION
Irish Tax Considerations
This is a summary of the principal Irish tax considerations for certain beneficial owners of Avadel Shares who receive the Cash Consideration and the CVR Consideration under the Scheme based on Irish taxation laws and the practices of the Irish Revenue Commissioners currently in force in Ireland (which may be subject to change). It deals with Avadel Shareholders who beneficially own their Avadel Shares as an investment. Particular rules not discussed below may apply to certain classes of taxpayers holding Avadel Shares, such as dealers in securities, collective investment schemes, insurance companies, trusts etc.
This summary does not constitute tax or legal advice and the comments below are of a general nature only. Holders of Avadel Shares should consult their professional advisers on the tax implications of the Scheme under the laws of their country of residence, citizenship and / or domicile. If you are in doubt as to your tax position or are subject to tax in a jurisdiction other than Ireland, you should consult an appropriate professional adviser without delay.
Taxation of Chargeable Gains
The current rate of tax on chargeable gains in Ireland is thirty-three percent (33%).
Non-resident shareholders
Avadel Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Avadel Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the Avadel Shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency. An Avadel Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish CGT on any chargeable gain realized on the disposal of their Avadel Shares pursuant to the Scheme during the period in which the individual is a non-resident.
Irish resident shareholders
Avadel Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that have used their Avadel Shares in or for the purposes of a trade carried on by the Avadel Shareholder in Ireland through a branch or agency, or whose Avadel Shares were used or held or acquired for use by or for the purposes of such a branch or agency (each an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT to the extent that the amount of proceeds realised on the disposal of their Avadel Shares pursuant to the Scheme exceed the base cost of their Avadel Shares plus incidental acquisition and selling expenses. For the purpose of Irish CGT an Irish Holder should be treated as having made a disposal of their Avadel Shares for proceeds of an amount equal to the Scheme Consideration (i.e., the Cash Consideration and CVR Consideration received pursuant to the Scheme).
Pursuant to Section 563 of the Taxes Consolidation Act 1997 of Ireland (“TCA”), in the computation of a chargeable gain, consideration for the disposal shall be taken into account without any discount for postponement of the right to receive any part of the consideration and without regard to a risk of any part of the consideration being irrecoverable or to the right to receive any part of the consideration being contingent. Accordingly, where the value of the CVR Consideration is ascertainable at the time of disposal, the full amount should be included in computing the chargeable gain or allowable loss. This may require the maximum amount potentially payable in respect of the CVRs (i.e. US $1.50 per CVR) to be treated as proceeds arising on the disposal of Avadel Shares, such that the Irish Holders are subject to Irish CGT on the aggregate value of the Cash Consideration, plus the maximum amount payable pursuant to the CVR Agreement (i.e. US $1.50 per CVR) before any amounts are actually received or receivable pursuant to the CVR Agreement. If the maximum amount payable pursuant to the CVR Agreement (i.e. US $1.50 per CVR) is properly included in the computation of an Irish Holder’s chargeable gain for Irish CGT purposes pursuant to Section 563 TCA and it is subsequently established that it is irrecoverable (i.e., the Milestone is not achieved and the CVR payment is not made), the Irish Holder may seek an adjustment, whether by means of a discharge or repayment of tax, from the Irish Revenue Commissioners. Irish Holders are urged to consult their own tax advisors concerning the appropriate tax treatment of the CVRs.
The amount of Irish CGT, if any, payable as a consequence of the disposal of the Avadel Shares by an Irish Holder pursuant to the Scheme will depend on his or her own personal tax position. In the case of individuals, an annual exemption from Irish CGT applies (€1,270 for 2025). This annual exemption is not available to companies. Irish Holders are required, under Ireland’s self-assessment system, to file a tax return reporting any chargeable gains arising to them in a particular year. Irish Holders that realize a loss on the disposal of their Avadel Shares will generally be entitled to offset such capital losses against chargeable gains realized from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against chargeable gains realized in future years.
Stamp Duty
No Irish stamp duty should be payable by an Avadel Shareholder in relation to the disposal of their Avadel Shares for cash pursuant to the Scheme.
Any holder of Avadel Shares who has any doubt about his or her own taxation position or who is subject to taxation in any jurisdiction other than Ireland is strongly recommended to consult his or her independent professional adviser immediately.
Material U.S. Federal Income Tax Considerations
The following discussion describes certain material U.S. federal income tax consequences generally applicable to U.S. Holders (as defined below) whose Avadel Shares are exchanged for cash and CVRs in the Scheme. This discussion is for general information only and is not tax advice. This discussion is based on the Code, U.S. Treasury regulations promulgated under the Code (“Treasury Regulations”), published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”) and administrative and judicial interpretations thereof, all as available and in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the statements set forth in this discussion. We have not sought, and do not expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein, and no assurance can be given that the IRS will not take a position contrary to the discussion below, or that a court will not sustain any challenge by the IRS in the event of litigation.
This discussion addresses only U.S. Holders (as defined below) who hold their Avadel Shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment) and does not address all of the tax consequences that may be relevant to U.S. Holders in light of their particular circumstances or that may apply to certain types of U.S. Holders subject to special treatment under U.S. federal income tax laws, including, without limitation, partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations” or any other pass-through entities for U.S. federal income tax purposes and partners or investors who hold their Avadel Shares through such entities, banks and other financial institutions, brokers, dealers or traders in securities or other persons that generally mark their securities to market for U.S. federal income tax purposes, insurance companies, U.S. expatriates and former citizens or long-term residents of the United States, mutual funds, real estate investment trusts, regulated investment companies, cooperatives, tax-exempt organizations (including private foundations), retirement plans, controlled foreign corporations, passive foreign investment companies, persons who are subject to any alternative minimum tax, persons who hold their Avadel Shares as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes, stockholders that have a functional currency other than the U.S. dollar, certain taxpayers that are required to prepare certified financial statements or file financial statements with certain regulatory or governmental agencies, persons that own or have owned within the past five (5) years (or are deemed to own or have owned within the past five (5) years) five percent (5%) or more of the outstanding Avadel Shares (by vote or value), U.S. Holders of Avadel Shares that exercise appraisal rights, persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement and persons who acquired their Avadel Shares upon the exercise of stock options or otherwise as compensation. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences, any tax consequences arising under the Medicare contribution tax on net investment income or the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith and any laws, regulations or practices adopted in connection with any such agreement), or any state, local or non-U.S. tax consequences.
As used in this summary, the term “U.S. Holder” means a beneficial owner of Avadel Shares that, for U.S. federal income tax purposes, is: (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation, or other entity or arrangement treated as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (a) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one (1) or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) exchanges Avadel Shares for cash and CVRs in the Scheme, the tax treatment of a partner in the partnership will generally depend upon the status of such partner and the activities of such partnership. Partnerships and partners in partnerships holding Avadel Shares are urged to consult their tax advisors regarding the tax consequences of exchanging Avadel Shares for the Scheme Consideration.
THE FOLLOWING IS A GENERAL DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE EXCHANGE OF AVADEL SHARES FOR CASH AND CVRS PURSUANT TO THE SCHEME UNDER CURRENT LAW AND IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. ALL HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM OF EXCHANGING AVADEL SHARES FOR CASH AND CVRS PURSUANT TO THE SCHEME IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.
U.S. Holders
The exchange of Avadel Shares for the Scheme Consideration pursuant to the Scheme generally will be a taxable transaction for U.S. federal income tax purposes. The amount of gain or loss a U.S. Holder recognizes, and the timing and character of such gain or loss, depend in part on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty. The installment method of reporting any gain attributable to the receipt of a CVR generally will not be available with respect to the disposition of Avadel Shares pursuant to the Scheme because the Avadel Shares are traded on an established securities market.
There is no legal authority directly addressing the U.S. federal income tax treatment of the receipt of the CVRs in connection with the Scheme. The receipt of the CVRs as part of the Scheme Consideration might be treated as an “open transaction” or as a “closed transaction” for U.S. federal income tax purposes, each discussed below.
Pursuant to U.S. Treasury Regulations addressing contingent payment obligations that are analogous to the CVRs, if the fair market value of the CVRs were determined to be “reasonably ascertainable,” a U.S. Holder should treat the transaction as a “closed transaction” and treat the fair market value of the CVRs as part of the consideration received in the Scheme for purposes of determining gain or loss. On the other hand, if the fair market value of the CVRs cannot be reasonably ascertained, a U.S. Holder should treat the transaction as an “open transaction” for purposes of determining gain or loss. These Treasury Regulations state that only in “rare and extraordinary” cases would the value of contingent payment obligations not be reasonably ascertainable. There is no authority directly addressing whether contingent payment rights with characteristics similar to the rights under a CVR should be treated as “open transactions” or “closed transactions,” and such question is inherently factual in nature. We urge you to consult your tax advisor with respect to the proper characterization of the receipt of, and payments made with respect to, a CVR.
The following sections discuss certain U.S. federal income tax consequences of the Scheme if the exchange of Avadel Shares for cash and CVRs pursuant to the Scheme is treated as a “closed transaction” or, alternatively, as an “open transaction” for U.S. federal income tax purposes. Under either “open” or “closed” transaction treatment, gain or loss generally will be determined separately for each block of Avadel Shares (that is, Avadel Shares acquired at the same cost in a single transaction) exchanged pursuant to the Scheme.
Treatment as Closed Transaction
If the receipt of the CVRs is treated as part of a “closed transaction” for U.S. federal income tax purposes, then a U.S. Holder generally would recognize capital gain or loss on an exchange of Avadel Shares for the Scheme Consideration (i.e., cash and CVRs), in an amount equal to the difference, if any, between: (i) the amount of cash received plus the fair market value (determined as of the Effective Time) of any CVRs received; and (ii) the U.S. Holder’s adjusted U.S. federal income tax basis in the Avadel Shares sold or exchanged. The proper method to determine the fair market value of a CVR is not clear, but it is possible that the trading value of the Avadel Shares would be considered along with other factors in making that determination. Any capital gain or loss recognized will be long-term capital gain or loss if such Avadel Shares was held for more than one (1) year prior to the Scheme. The deductibility of capital losses is subject to significant limitations.
A U.S. Holder’s initial U.S. federal income tax basis in a CVR received in the Scheme would equal the fair market value (as of the Effective Time) of such CVR as determined for U.S. federal income tax purposes. The holding period for a CVR would begin on the day following the Scheme.
There is no authority directly addressing the U.S. federal income tax treatment of receiving payments on the CVRs received in a “closed transaction” for U.S. federal income tax purposes and, therefore, the amount, timing and character of any gain, income or loss with respect to the CVRs would be uncertain. For example, if a payment is made with respect to a CVR, it could be treated as a payment with respect to a sale or exchange of a capital asset or as giving rise to ordinary income. It is also unclear how a U.S. Holder of the CVRs would recover its adjusted tax basis with respect to payments thereon. It is also possible that, were the payment to be treated as being made with respect to the sale of a capital asset, a portion of such payment may constitute imputed interest under Section 483 of the Code (as described below under “— Imputed Interest”).
Treatment as Open Transaction
If the transaction is treated as an “open transaction” for U.S. federal income tax purposes, a U.S. Holder generally would recognize capital gain for U.S. federal income tax purposes on the exchange of Avadel Shares for the Cash Consideration received pursuant to the Scheme if and to the extent the amount of cash received in such exchange exceeds such U.S. Holder’s adjusted U.S. federal income tax basis in the Avadel Shares sold or exchanged. However, a U.S. Holder may not be able to recognize loss for U.S. federal income tax purposes in connection with the Scheme even if its adjusted U.S. federal income tax basis exceeds the amount of cash received as of the Effective Time and instead may be required to defer recognition of loss (and the determination of the amount of such loss) until the U.S. Holder’s right to receive further payments under the CVRs terminates (e.g., when the Milestone is achieved and all payments under the CVR Agreement have become due, the CVR Agreement lapses without achieving the Milestone, or, possibly, if the U.S. Holder abandons its CVRs), as discussed below.
The fair market value of the CVRs generally would not be treated as additional consideration for the Avadel Shares at the time the CVRs are received in the Scheme, and the U.S. Holder would have no U.S. federal income tax basis in the CVRs. Instead, the U.S. Holder would take payments under the CVRs into account when made or deemed made in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. A portion of such payments may be treated as interest income under Section 483 of the Code (as discussed below under “— Imputed Interest”) and the balance, in general, would be treated as additional consideration for the disposition of the Avadel Shares in the Scheme. The portion of payments on the CVRs not treated as imputed interest under Section 483 of the Code will generally be treated as gain to the extent the sum of such payments (and all previous payments under the CVRs), together with the cash received upon the closing of the Scheme, exceeds such U.S. Holder’s adjusted U.S. federal income tax basis in the Avadel Shares surrendered pursuant to the Scheme. Subject to the imputed interest rules discussed below, a U.S. Holder that does not receive cash pursuant to the Scheme (including for this purpose any cash received as payments on the CVRs) in an amount at least equal to such U.S. Holder’s adjusted U.S. federal income tax basis in the Avadel Shares surrendered pursuant to the Scheme may be able to recognize a capital loss upon termination of the U.S. Holder’s right to receive further payments under the CVR (e.g., when the Milestone is achieved and all payments under the CVR Agreement have become due or the CVR Agreement lapses without achieving the Milestone), or possibly upon such U.S. Holder’s abandonment of its CVRs. Any such capital gain or loss will be long-term if the Avadel Shares were held for more than one (1) year prior to the Scheme. The deductibility of capital losses is subject to significant limitations.
Imputed Interest
Under either “closed transaction” or “open transaction” treatment, a portion of the payments made with respect to a CVR may be treated as imputed interest, which would be ordinary income to the U.S. Holder of a CVR. The portion of any payment made with respect to a CVR treated as imputed interest under Section 483 of the Code will be determined at the time such payment is made and generally should equal the excess of: (i) the amount of the payment in respect of the CVRs; over (ii) the present value of such amount as of the Effective Time calculated using the appropriate applicable federal rate published by the IRS as the discount rate. A U.S. Holder must include in its taxable income interest imputed pursuant to Section 483 of the Code using such U.S. Holder’s regular method of accounting for U.S. federal income tax purposes.
The U.S. federal income tax treatment of the CVRs is not certain. There is no legal authority directly addressing the U.S. federal income tax consequences of the receipt of CVRs (or cash payments made with respect to the CVRs). Neither Alkermes nor Avadel intends to seek a ruling from the IRS regarding the tax treatment of the CVRs. Due to the legal and factual uncertainty regarding the valuation and tax treatment of the CVRs, holders of Avadel Shares are urged to consult their own tax advisors concerning the recognition, timing and character of any gain or loss resulting from the Scheme, including the receipt of the CVRs pursuant to the Scheme and the tax consequences of the receipt of payments with respect to the CVRs after the Scheme.
Passive Foreign Investment Company Considerations
A non-U.S. corporation, such as Avadel, will be classified as a “passive foreign investment company” (referred to as a “PFIC”) for any taxable year if, after the application of certain “look-through” rules, (a) at least seventy-five percent (75%) of its gross income is “passive income” as that term is defined in the relevant provisions of the Code (e.g., dividends, interest, rents, royalties, or gains on the disposition of certain investment property) or (b) at least fifty percent (50%) of the average quarterly value of its assets consists of assets that produce, or are held for the production of, “passive income.” Avadel is not expected to be classified as a PFIC for U.S. federal income tax purposes, but this conclusion is a factual determination made annually and, thus, is subject to change.
If Avadel were classified as a PFIC for any taxable year during which a U.S. holder held Avadel Shares, such classification could result in adverse tax consequences to such U.S. holder, and different U.S. federal income tax consequences from those described above may apply to the receipt of the Scheme Consideration by such U.S. holder in exchange for Avadel Shares. These consequences may include having gains realized on the receipt of Scheme Consideration in exchange for Avadel Shares treated as ordinary income rather than capital gain and being subject to interest charges on such gains. U.S. holders should consult their tax advisors regarding the potential application of the PFIC rules to their disposition of Avadel Shares in connection with the Scheme.
Information Reporting and Backup Withholding
Information reporting generally will apply to payments to a U.S. Holder pursuant to the Scheme (including payments with respect to a CVR), unless such U.S. Holder is an entity that is exempt from information reporting and, when required, properly demonstrates its eligibility for exemption. Any payment to a U.S. Holder that is subject to information reporting generally will also be subject to backup withholding (currently at a rate of 24%), unless such U.S. Holder: (i) provides the appropriate documentation (generally, IRS Form W-9) to the applicable withholding agent certifying that, among other things, its taxpayer identification number is correct, or otherwise establishes an exemption; and (ii) with respect to payments on the CVRs, provides the Rights Agent with the certification documentation in clause (i) of this sentence or otherwise establishes an exemption from backup withholding tax.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability if the required information is properly and timely furnished by such U.S. Holder to the IRS.
Tax information provided to a U.S. Holder and the IRS on IRS Form 1099-B for the year of the Scheme may reflect the fair market value of the U.S. Holder’s interest in payments made (or to be made) on the CVRs, in addition to the cash amounts paid to a U.S. Holder in the Scheme. U.S. Holders are urged to consult their own tax advisors regarding how to accurately report their income under this method.
THE FOREGOING SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF THE POTENTIAL TAX CONSEQUENCES OF THE SCHEME OR THE OWNERSHIP OF CVRS. EACH HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS RELATING TO THE SCHEME IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES. NOTHING IN THIS SUMMARY IS INTENDED TO BE, OR SHOULD BE CONSTRUED AS, TAX ADVICE.

DELISTING AND DEREGISTRATION OF AVADEL SHARES
Following the consummation of the Transaction, Avadel Shares will be delisted from Nasdaq Global and deregistered under the Exchange Act and will cease to be publicly traded. As a result, Avadel would no longer file periodic or other reports with the SEC.

PARTIES TO THE TRANSACTION
Alkermes
Alkermes is a global biopharmaceutical company that seeks to develop innovative medicines in the field of neuro science. Alkermes has a portfolio of proprietary commercial products for the treatment of alcohol dependence, opioid dependence, schizophrenia and bipolar I disorder, and a pipeline of clinical and preclinical candidates in development for neurological disorders, including narcolepsy and IH. Alkermes is a public limited company incorporated in Ireland whose ordinary shares are listed on Nasdaq Select under the ticker “ALKS.”
Alkermes’ principal executive offices are located at Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 C5Y6, its telephone number is +353 1 722 8000 and its website is www.alkermes.com. Information on Alkermes’ website is not incorporated by reference into or otherwise part of this proxy statement.
Avadel
Avadel is a biopharmaceutical company focused on transforming medicines to transform lives. Avadel’s approach includes applying innovative solutions to the development of medications that address the challenges patients face with current treatment options. Avadel’s commercial product, LUMRYZ™, was approved by the FDA as the first and only once-at-bedtime oxybate for extended-release oral suspension for the treatment of cataplexy or EDS in patients 7 years of age and older with narcolepsy. Avadel is a public company registered in Ireland whose ordinary shares are listed on Nasdaq Global under the ticker “AVDL.”
Avadel’s principal executive offices are located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, its telephone number is + 353 1 901 5201 and its website is www.avadel.com. Information on Avadel’s website is not incorporated by reference into or otherwise part of this proxy statement.

THE TRANSACTION AGREEMENT
The following is a summary of certain material terms of the Transaction Agreement and the conditions appendix and is qualified in its entirety by reference to (i) the complete text of the Original Transaction Agreement, which is incorporated into this proxy statement by reference and attached as Annex A to this proxy statement, (ii) the complete text of the Transaction Agreement Amendment, which is incorporated into this proxy statement by reference and attached as Annex B to this proxy statement, and (iii) the complete text of the conditions appendix, which is incorporated into this proxy statement by reference and attached as Annex C to this proxy statement. The Transaction Agreement provisions summarized below reflect the terms of the Original Transaction Agreement as amended by the Transaction Agreement Amendment.
Structure of the Transaction
Pursuant to the Transaction, Alkermes will acquire the entire issued and to be issued ordinary share capital of Avadel, in accordance with the terms of the Transaction Agreement, by way of the Scheme. Upon the closing of the Transaction, Avadel will be a wholly owned subsidiary of Alkermes.
Closing of the Transaction
The closing of the Transaction will take place at 9:00 a.m. New York City time, on a date to be selected by Alkermes in consultation with Avadel as promptly as reasonably practicable following, but not later than the third business day (or such shorter period of time as remains before 5:00 p.m., New York City time, on the End Date) after the satisfaction or, in the sole discretion of the applicable party, waiver (where applicable) of conditions to the closing of the Transaction (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the Completion). For a description of the conditions to the closing of the Transaction, see the section of this proxy statement entitled “— Conditions to the Completion of the Transaction.”
Consideration to Avadel Shareholders
At the Effective Time, Avadel Shareholders will be entitled to receive the Scheme Consideration (which is $21.00 in cash for each Avadel Share held by them as of the Effective Time and a non-transferrable contingent value right entitling the holder to a potential additional cash payment of $1.50 for each Avadel Share held by them as of the Effective Time, contingent upon the achievement of the specified milestone set forth in the CVR Agreement). Within fourteen (14) days following the Effective Date, in respect of each Avadel Share subject to the Scheme (excluding Avadel Shares held by current or former employees of Avadel or its subsidiaries that are subject to unvested Avadel Restricted Stock Awards as of immediately prior to the Effective Time, which will be treated in accordance with the last sentence of this paragraph), Alkermes will pay, or cause to be paid, in respect of each holder of Avadel Shares at the Scheme Record Time (as specified in the Scheme), the Scheme Consideration in accordance with the terms and conditions of the Scheme. As soon as reasonably practicable after the Completion date (but no later than ten (10) business days after the Effective Time), Alkermes will pay or cause to be paid through payroll the aggregate Cash Consideration payable with respect to Avadel equity awards held by current or former employees of Avadel or its subsidiaries (net of withholding taxes required to be deducted and withheld).
Treatment of Avadel Options, Avadel RSU Awards and Avadel Restricted Stock Awards
Avadel equity awards will be treated as set forth in the Transaction Agreement, such that at the effective time:
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each Avadel Cash-Out Option (including each Avadel Performance-Based Option) that is outstanding as of immediately prior to the Effective Time, whether or not vested, will be cancelled and, in exchange therefor, the holder of such cancelled Avadel Cash-Out Option will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel Cash-Out Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Avadel Share under such Avadel Cash-Out Option and (ii) one

CVR for each Avadel Share subject to such Avadel Cash-Out Option immediately prior to the Effective Time (without regard to vesting);
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each Avadel Option with an exercise price equal to or greater than the Cash Consideration that is outstanding immediately prior to the Effective Time, whether or not vested, will be cancelled for no consideration;

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each Avadel RSU Award that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled Avadel RSU Award will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel RSU Award immediately prior to the Effective Time multiplied by (y) the Cash Consideration and (ii) one CVR for each Avadel Share subject to such Avadel RSU Award immediately prior to the Effective Time (without regard to vesting); and

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each Avadel Restricted Stock Award, whether granted pursuant to the Avadel Share Plans or otherwise that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will be treated in the same manner as all other Avadel Shares.

Representations and Warranties
Avadel and Alkermes made customary representations and warranties set forth in the Transaction Agreement on behalf of themselves and their respective subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement or in the disclosure schedules to the Transaction Agreement. The representations and warranties made by Avadel and Alkermes are also subject to and qualified by certain information included in filings Avadel and Alkermes have made with the SEC.
The Transaction Agreement contains representations and warranties of Avadel regarding, among other things:
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corporate organization, existence and good standing and requisite corporate power and authority to carry on business;

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corporate authority to enter into the Transaction Agreement and the CVR Agreement and the enforceability thereof;

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the absence of certain material litigation, claims and actions;

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the absence of conflicts with, or violations of, organizational documents and other agreements or obligations in connection with the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and required governmental filings and consents;

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the reliability and accuracy of information supplied for this proxy statement and any other documents filed or furnished to the Irish High Court, the SEC or pursuant to the Companies Act or the Irish Takeover Rules, in each case in connection with the Transaction;

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the due incorporation or organization, valid existence and good standing of its subsidiaries, the valid issuance and ownership of the equity securities of its subsidiaries, as well as their qualification to do business and good standing in each jurisdiction where such qualification is necessary;

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capital structure;

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SEC filings, financial statements contained in those filings and internal controls and procedures;

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the absence of certain changes since December 31, 2024, that have had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below);

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title to material tangible assets;

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title and rights to, and condition of, real property;

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ownership of or rights to intellectual property, and absence of infringement, and compliance with intellectual property laws;

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data privacy and information security matters;

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the existence of and compliance with certain material contracts;

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the absence of undisclosed liabilities and off-balance-sheet arrangements;

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compliance with applicable laws and listing requirements;

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certain regulatory matters relating to the products, product candidates and businesses of Avadel and its subsidiaries, including compliance with applicable healthcare laws including the U.S. Food, Drug and Cosmetic Act of 1938, as amended, the U.S. Controlled Substances Act, and federal Medicare and Medicaid statutes;

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compliance with anti-bribery, anti-corruption and anti-money laundering laws;

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the absence of transactions with affiliates;

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the absence of regulatory inspections, investigations or liabilities since January 1, 2023, and availability of regulatory reports, audits and submissions related to Avadel’s products;

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compliance with applicable permits;

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certain tax matters;

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employee compensation and benefits matters and labor matters, and compliance with applicable employee benefits laws;

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compliance with environmental laws;

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the existence and maintenance of insurance;

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the absence of any pending or served legal proceedings and orders relating to the Transaction;

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the receipt of fairness opinions; and

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the absence of undisclosed brokers’ fees, finders’ fees or other similar fees or commissions relating to the Transaction.

In addition, Alkermes has made representations and warranties, among other things, regarding:
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corporate organization, existence and good standing and requisite corporate power and authority to carry on business;

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corporate authority to enter into the Transaction Agreement and the CVR Agreement and the enforceability thereof;

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the absence of certain material litigation, claims and actions;

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the absence of conflicts with, or violations of, organizational documents and other agreements or obligations in connection with the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction and required governmental filings and consents;

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the reliability and accuracy of information supplied for this proxy statement and any other documents filed or furnished to the Irish High Court, the SEC, or pursuant to the Companies Act or the Irish Takeover Rules, in each case in connection with the Transaction;

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Alkermes’ ownership of Avadel shares; and

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the availability of financing to Alkermes.

Under the Transaction Agreement, the parties agreed that except for the representations and warranties contained in the Transaction Agreement, none of Avadel or Alkermes make any other representation or warranty.
Many of the representations and warranties made by each of Avadel and Alkermes are qualified by a material adverse effect standard. For the purpose of the Transaction Agreement, a “Material Adverse Effect” with respect to Alkermes means any event, change, effect, development or occurrence that, individually or together with any other event, change, effect, development or occurrence, would be reasonably expected to prevent, materially delay or materially impair the ability of Alkermes to consummate the Transaction.

For the purpose of the Transaction Agreement, a “Material Adverse Effect” with respect to Avadel means any event, change, effect, development or occurrence that, individually or together with any other event, change, effect, development or occurrence, (a) would reasonably be expected to prevent, materially delay or materially impair the ability of Avadel to consummate the transaction or (b) has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), assets, liabilities, business, operations or results of operations of Avadel and its subsidiaries, taken as a whole, however, solely for the purposes of clause (b), excluding any event, change, effect, development or occurrence to the extent resulting from or arising out of:
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any changes in conditions generally affecting the industry in which Avadel and its subsidiaries operate;

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any decline in the market price or change in trading volume of Avadel shares;

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any general changes in political conditions (including the imposition of new or increased trade restrictions, tariffs or trade policies) or in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign jurisdiction, including any disruption thereof, due to a government shutdown or otherwise;

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any failure, in and of itself, by Avadel or its subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (it being understood and agreed that the facts, events, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Material Adverse Effect pursuant to the Transaction Agreement may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect);

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the execution, delivery and public announcement of the Transaction Agreement or the consummation of the transaction, or Alkermes’ identity;

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any adoption, implementation, promulgation, repeal, modification, amendment or change of any applicable law of or by any governmental entity (it being understood and agreed that any changes to the regulatory treatment of Avadel products may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect);

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any changes or prospective changes in U.S. generally accepted accounting principles (“GAAP”);

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any outbreak or escalation of hostilities, acts of war, sabotage, terrorism or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of the Transaction Agreement;

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any action taken by Avadel or its subsidiaries which is expressly required by the Transaction Agreement or taken at Alkermes’ written direction;

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any event, change, effect, development or occurrence resulting from Avadel’s entry, on October 21, 2025 into the Settlement and License Agreement, by and between Jazz Pharmaceuticals, Inc. and Jazz Pharmaceuticals Ireland Limited, on the one hand, and Avadel CNS Pharmaceuticals and Flamel Ireland Limited, on the other hand (the “Settlement Agreement”), or the performance of Avadel’s obligations required thereunder;

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any epidemic, plague, pandemic or other outbreak of illness or public health event, hurricane, earthquake, flood or other natural disasters, acts of God or any change resulting from weather conditions;

However, the exceptions laid out in the second, fourth, fifth and sixth bullets will not prevent or otherwise affect a determination that the underlying cause of any such decline or failure is a Material Adverse Effect, and, in the case of the first, third, sixth, seventh, eighth and eleventh bullets, to the extent that any such event, change, effect, development or occurrence has a disproportionate adverse effect on Avadel and its subsidiaries, taken as a whole, relative to the effect of such events on Avadel as compared to other companies operating in the industries in which Avadel operates, then only the incremental disproportionate adverse effect of such effect will be taken into account for the purpose of determining whether a Material Adverse Effect exists or has occurred.

THE DESCRIPTION OF THE TRANSACTION AGREEMENT IN THIS PROXY STATEMENT HAS BEEN INCLUDED TO PROVIDE YOU WITH INFORMATION REGARDING ITS TERMS. THE TRANSACTION AGREEMENT CONTAINS REPRESENTATIONS AND WARRANTIES MADE BY AND TO THE PARTIES AS OF SPECIFIC DATES. THE STATEMENTS EMBODIED IN THOSE REPRESENTATIONS AND WARRANTIES WERE MADE FOR PURPOSES OF THE CONTRACT BETWEEN THE PARTIES AND ARE SUBJECT TO QUALIFICATIONS AND LIMITATIONS AGREED BY THE PARTIES IN CONNECTION WITH NEGOTIATING THE TERMS OF THE TRANSACTION AGREEMENT AND IN SOME CASES WERE QUALIFIED BY CONFIDENTIAL DISCLOSURES MADE BY THE PARTIES, WHICH DISCLOSURES ARE NOT REFLECTED IN THE TRANSACTION AGREEMENT. IN ADDITION, CERTAIN REPRESENTATIONS AND WARRANTIES WERE MADE AS OF A SPECIFIED DATE OR MAY HAVE BEEN USED FOR THE PURPOSE OF ALLOCATING RISK BETWEEN THE PARTIES RATHER THAN ESTABLISHING MATTERS AS FACTS.
Shareholders Meetings and Recommendations
Avadel has agreed to (i) convene or seek an order of the Irish High Court convening a meeting of its shareholders to approve the Scheme in accordance with the requirements of the Companies Act (in other words, the Scheme Meeting) and (ii) convene the EGM, in order to approve the resolutions required to effect the Scheme, subject to the specified exception described in “— Conditions to the Completion of the Transaction.” Additionally, the Avadel Board has, subject to the specified exceptions described in “— Third-Party Acquisition Proposals” recommended that Avadel Shareholders vote to approve the Scheme at the Scheme Meeting and vote to approve the resolutions required to effect the Scheme at the EGM.
Third-Party Acquisition Proposals
Avadel has agreed in the Transaction Agreement that it will not and it will cause its subsidiaries and its and their respective directors, officers and employees not to, and it will use its reasonable best efforts to cause its and its subsidiaries’ other representatives not to, directly or indirectly:
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initiate or solicit any inquiry, proposal or offer with respect to, or take any action to knowingly facilitate or knowingly encourage (including by way of furnishing information to any person in connection with) the submission or announcement of any Avadel Alternative Proposal (as defined below) or any indication, proposal or inquiry that would reasonably be expected to lead to an Avadel Alternative Proposal;

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enter into, continue or otherwise participate in any discussions or negotiations with, furnish any non-public information relating to Avadel or any of its subsidiaries to, or afford access to the business, properties, assets, books or records of Avadel or any of its subsidiaries to, otherwise cooperate in any way with, or assist, participate in, knowingly facilitate or knowingly encourage any effort by, any third party that would reasonably be expected to seek to make, or has made, an Avadel Alternative Proposal (except Avadel may notify such a third party of the existence of the restrictions described in this section);

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(A) fail to make or withdraw or qualify, amend or modify in any manner adverse to Alkermes, the recommendation of the Avadel Board in favor of the Scheme (the “Scheme Recommendation”) or the comparable recommendation if Alkermes should elect to implement the Transaction by way of a takeover offer, (B) fail to include the Scheme Recommendation in the document distributed to Avadel Shareholders or this proxy statement, (C) recommend, adopt or approve or publicly propose to recommend, adopt or approve any Avadel Alternative Proposal or (D) fail to reaffirm the Scheme Recommendation in a statement complying with Rule 14e-2(a) under the Exchange Act with regard to an Avadel Alternative Proposal or in connection with such action by the close of business on the tenth business day after the commencement of such Avadel Alternative Proposal under Rule 14e-2(a) (each of clauses A, B, C and D referred to as an “Avadel Board Change of Recommendation”);

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take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under applicable law inapplicable to any third party or any Avadel Alternative Proposal;

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waive, terminate, modify or fail to enforce any provision of any “standstill” or similar obligation of any person with respect to Avadel or any of its subsidiaries; or

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enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other agreement providing for or relating to an Avadel Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to an Avadel Alternative Proposal (other than a confidentiality agreement with terms no less favorable in the aggregate to Avadel than those contained in the Confidentiality Agreement between Avadel and Alkermes).

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Avadel will, and will cause its subsidiaries and its and their respective directors, officers and employees to, and will use reasonable best efforts to cause its and their respective other representatives to, (i) immediately after the execution of the Transaction Agreement cease and terminate all activities, discussions or negotiations, if any, with any third party which could reasonably be expected to lead to, an Avadel Alternative Proposal, and (ii) terminate access to any physical or electronic data rooms to any such third parties.

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However, if at any time prior to the receipt of approval of the Transaction by Avadel Shareholders at the Special Meetings (and in no event after that time), the Avadel Board receives a bona fide written Avadel Alternative Proposal made after the date of the Transaction Agreement which has not resulted from a material breach of Avadel’s non-solicitation obligations described in this section, the Avadel Board, directly or indirectly through its representatives, may:

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contact the third party that has made such Avadel Alternative Proposal solely to (i) inform the third party of the provisions described in this section and (ii) clarify the terms of such Avadel Alternative Proposal for the sole purpose of the Avadel Board informing itself about such Avadel Alternative Proposal, and

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(i) engage in negotiations or discussions with any such third party that has made such an unsolicited bona fide written Avadel Alternative Proposal, and (ii) furnish to such third party and its representatives non-public information relating to Avadel or any of its subsidiaries pursuant to a confidentiality agreement with terms no less favorable in the aggregate to Avadel; than those contained in the Confidentiality Agreement between Avadel and Alkermes, so long as all such non-public information (to the extent that such information has not been previously provided or made available to Alkermes) is provided to Alkermes, substantially concurrently as it is provided to such third party, and so long as (prior to and as a condition of taking the actions described in this bullet), the Avadel Board determines in good faith, after consultation with its financial advisor(s) and outside legal counsel, that (a) the failure to take such action would be inconsistent with its fiduciary duties under applicable law and (b) such Avadel Alternative Proposal either constitutes or would reasonably be expected to result in an Avadel Superior Proposal (as defined below).

Avadel must notify Alkermes promptly (but in any event within twenty-four (24) hours) if (i) any Avadel Alternative Proposal or any indication, proposal or inquiry by a third party that would reasonably be expected to lead to an Avadel Alternative Proposal, is received by Avadel, (ii) any non-public information is requested by any person and such request would reasonably be expected to lead to an Avadel Alternative Proposal or (iii) any discussions or negotiations are sought to be initiated or continued with, Avadel, its subsidiaries or their respective representatives with respect to a possible Avadel Alternative Proposal. Each such notice must be provided in writing and must identify the third party making, and, to the extent applicable, the material terms and conditions (including price) of, any such Avadel Alternative Proposal, indication, proposal, inquiry or request (including any changes thereto and, if applicable, copies of any written requests, proposals or offers, including proposed agreements). Following such initial notice, Avadel must keep Alkermes reasonably informed, on a current basis, of any changes in the status and details of any such Avadel Alternative Proposal, indication, inquiry, proposal or request by a third-party (including any changes thereto, other than changes that have a de minimis effect), including the status of any such discussions or negotiations, and will promptly (but in no event later than twenty-four (24) hours after receipt) provide to Alkermes copies of all material correspondence and written materials (including draft documentation) sent or provided by or to Avadel or any of its subsidiaries (or any of its or their respective representatives) that describes any terms or conditions of any Avadel Alternative Proposal (as well as written summaries of any material oral communications addressing such matters). Neither Avadel nor any of its subsidiaries will enter into any agreement with any person which prohibits Avadel from providing any information to Alkermes in accordance with, or otherwise complying with, this section.
Subject to Alkermes’ right to negotiate with Avadel to amend the Transaction Agreement in light of any Avadel Superior Proposal, prior to the approval of the Transaction by Avadel Shareholders at the Special Meetings (and in no event after that time), the Avadel Board may (i) make an Avadel Board Change of Recommendation or (ii) terminate the Transaction Agreement in accordance with its provisions in order to substantially concurrently enter into a definitive agreement providing for an Avadel Superior Proposal if, with respect to clause (i) and clause (ii), (a) in the case of such an action taken in connection with an Avadel Alternative Proposal, the Avadel Alternative Proposal has not been withdrawn and the Avadel Board determines in good faith, after consultation with outside legal counsel and its financial advisor(s), that such Avadel Alternative Proposal constitutes an Avadel Superior Proposal or (b) in the case of an Avadel Board Change of Recommendation contemplated by clause (i) above involving or relating to an Avadel Intervening Event (as defined below) (and not involving any Avadel Alternative Proposal), the Avadel Board determines in good faith, after consultation with outside legal counsel and its financial advisor(s), that the failure to take such action would reasonably be expected to be inconsistent with its directors’ fiduciary duties under applicable law.
The Avadel Board and Avadel, as applicable, will not take any of the actions contemplated in the preceding paragraph unless prior to taking such action (i) Avadel has notified Alkermes in writing at least five (5) business days before taking such action, that Avadel intends to take such action, and provides to Alkermes, in the case of an Avadel Board Change of Recommendation in response to an Avadel Superior Proposal or the termination of the Transaction Agreement, the most current version of each proposed contract providing for or related to such Avadel Superior Proposal (including any contract relating to financing or expense reimbursement) and the identity of the third party(ies) making the Avadel Superior Proposal or, in the case of an Avadel Intervening Event, a reasonably detailed description of the facts giving rise to the Avadel Board Change of Recommendation, (ii) if requested by Alkermes, during such five (5)-business day period, Avadel and its representatives will have discussed and negotiated in good faith with Alkermes (to the extent that Alkermes desires to so discuss or negotiate) regarding any proposal by Alkermes to amend the terms of the Transaction Agreement in response to such Avadel Superior Proposal or other potential Avadel Board Change of Recommendation and (iii) after such five (5)-Business Day period, the Avadel Board determines in good faith, after consultation with its financial advisor(s) and outside legal counsel and taking into account any proposal by Alkermes to amend the terms of the Transaction Agreement, that (A) in the case of any such action in connection with an Avadel Alternative Proposal, such Avadel Alternative Proposal continues to constitute an Avadel Superior Proposal and (B) the failure to take such action would be reasonably expected to be inconsistent with its fiduciary duties under applicable law (it being understood and agreed that in the event of any amendment to the financial terms or other material terms of any such Avadel Superior Proposal, a new written notification from Avadel consistent with that described in clause (i) of this paragraph will be required, and a new three (3) business days (as opposed to five (5) business days) notice period will begin, during which notice period Avadel will be required to comply with the requirements of this paragraph). After delivery of such written notice pursuant to this paragraph, Avadel will promptly inform Alkermes of all material developments affecting the material terms of any such Avadel Superior Proposal and will promptly provide Alkermes with copies of any additional written materials received or sent that are material to such Avadel Superior Proposal.
The Transaction Agreement provides that a “Avadel Alternative Proposal” means any indication of interest, proposal or offer (including non-binding proposals or offers) from any person or group, other than Alkermes and its subsidiaries or any persons deemed to be Acting in Concert with Alkermes pursuant to Rule 3.3 of Part A of the Irish Takeover Rules, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of Avadel or any of its subsidiaries (including equity securities of subsidiaries) equal to twenty percent (20%) or more of the consolidated assets of Avadel, or to which twenty percent (20%) or more of the revenues or earnings of Avadel on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available, (ii) direct or indirect acquisition (including by scheme of arrangement or takeover offer) or issuance (whether in a single transaction or a series of related transactions) of twenty percent (20%) or more of any class of equity or voting securities of Avadel, (iii) scheme of arrangement, tender offer, takeover offer or exchange offer that, if consummated, would result in a person or group beneficially owning twenty percent (20%) or more of any class of equity or voting securities of Avadel or (iv) scheme of arrangement, merger, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization or similar transaction involving Avadel or any of its subsidiaries, under which a person or group or, in the case of clause (B) below, the shareholders or equityholders of any person or group would, directly or indirectly, (A) acquire assets equal to twenty percent (20%) or more of the consolidated assets of Avadel, or to which twenty percent (20%) or more of the revenues or earnings of Avadel on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available or (B) immediately after giving effect to such transactions, beneficially own twenty percent (20%) or more of any class of equity or voting securities of Avadel or the surviving or resulting person (including any parent person) in such transaction.
The Transaction Agreement provides that a “Avadel Superior Proposal” means any bona fide, written Avadel Alternative Proposal (other than an Avadel Alternative Proposal which has resulted from a breach of the Transaction Agreement) (with all references to “twenty percent (20%)” in the definition of Avadel Alternative Proposal being deemed to be references to “fifty percent (50%)”) on terms that the Avadel Board determines in good faith, after consultation with its financial advisor(s) and outside legal counsel, and taking into account all the terms and conditions of the Avadel Alternative Proposal that the Avadel Board reasonably considers to be appropriate (including the financial terms of the proposal, the identity of the person making the Avadel Alternative Proposal and the expected timing and likelihood of consummation, any governmental or other approval requirements (including divestitures and entry into other commitments and limitations), break-up fees, expense reimbursement provisions, conditions to consummation and availability of necessary financing), would result in a transaction that (i) if consummated, is more favorable to the Avadel Shareholders (in their capacity as such) from a financial point of view than the Transaction (taking into account any proposal by Alkermes to amend the terms of the Transaction Agreement) and (ii) is reasonably capable of being completed on the terms proposed on a timely basis and (iii) for which financing, if a cash transaction (whether in whole or in part) is reasonably determined to be available by the Avadel Board.
The Transaction Agreement provides that a “Avadel Intervening Event” means any material event, fact, change, effect, development or occurrence arising or occurring after the date of the Transaction Agreement that (i) was not known or reasonably foreseeable, or the material consequences of which were not known or reasonably foreseeable, in each case to the Avadel Board as of or prior to the date of the Transaction Agreement, (ii) does not relate to any Avadel Alternative Proposal, (iii) does not relate to Alkermes or any of its subsidiaries and (iv) does not relate to the achievement of, or failure to achieve, the Milestone (as defined in the CVR Agreement).
The obligations of the parties under the Transaction Agreement are subject in all respects to the parties’ obligations under the Irish Takeover Rules.
Efforts to Consummate
Subject to the terms and conditions of the Transaction Agreement, each of Avadel and Alkermes agreed to, and agreed to cause its subsidiaries to, use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, to the extent permitted by applicable law, to achieve satisfaction of the closing conditions described below and to consummate the Transaction and the other transactions contemplated by the Transaction Agreement as promptly as reasonably practicable and in any event on or before the End Date, including using reasonable best efforts to (x) prepare and file as promptly as reasonably practicable with any governmental entity or other third party all documentation to effect all filings (and thereafter make any other required or appropriate submissions) as are necessary, proper or advisable to consummate the Transaction and the other transactions contemplated by the Transaction Agreement, including Avadel and Alkermes as applicable each making as promptly as reasonably practicable, but in no event later than twenty (20) business days after the date of the Transaction Agreement (unless the parties mutually agree otherwise), an appropriate filing of a notification and report form pursuant to the HSR Act with the FTC and the Antitrust Division of the DOJ with respect to the Transaction and the other transactions contemplated by the Transaction Agreement and requesting early termination of the waiting period under the HSR Act and (y) obtain prior to the End Date, and thereafter maintain, all clearances required to be obtained from any governmental entity in connection with any filing or submission to any governmental entity and any investigation or other inquiry (including any litigation) by or before any governmental entity that are necessary and advisable to consummate the Transaction or other transactions contemplated by the Transaction Agreement, and complying with the terms and conditions of each clearance. Each of Avadel, Alkermes, and their respective subsidiaries will promptly provide any supplemental information or documentation requested by any governmental entity (including, but not limited to, supplying as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or other applicable antitrust law or foreign investment law). Avadel will provide all information reasonably required to enable Alkermes to make such filings and to achieve the fulfilment of the conditions precedent and cooperate with Alkermes in its efforts to comply with its obligations under the Transaction Agreement, including in seeking to obtain any required clearances, including contesting any action commenced by any governmental entity in connection with the transactions contemplated hereby.
Notwithstanding anything in the Transaction Agreement to the contrary, Alkermes shall promptly take the steps necessary to obtain all clearances under the HSR Act and each other antitrust law or foreign investment law so as to enable the parties to consummate the Transaction and the other transactions contemplated hereby as promptly as reasonably practicable and in any event on or before the End Date, including taking the following actions to the extent required to obtain such clearances (i) committing to or effecting, by consent decree, hold separate orders, trust, or otherwise, the sale, divestiture, license, transfer, assignment or other disposition of assets or businesses of Alkermes, its subsidiaries or affiliates or Avadel, or any portions thereof, (ii) terminating, relinquishing, modifying, transferring, assigning, restructuring or waiving existing agreements, collaborations, relationships, ventures, contractual rights, obligations or other arrangements of Alkermes, its subsidiaries or affiliates or Avadel, (iii) creating or consenting to create any relationships, ventures, contractual rights, obligations, behavioral undertakings or other arrangements of Alkermes, its subsidiaries or affiliates or Avadel (or, in each case, agreeing or offering to agree to do the same) (any action contemplated by the preceding clauses (i) through (iii), a “Remedy Action”) and (iv) contesting any action brought by any governmental entity or other Person challenging or seeking to enjoin, prevent or delay the closing of the Transaction and the other transactions contemplated by the Transaction Agreement, provided, however, that (A) any Remedy Action shall be conditioned upon the occurrence of the Completion unless Alkermes, in its sole discretion, elects otherwise, and (B) Avadel shall not, and shall cause its subsidiaries not to, propose, offer, or commit to, or otherwise take, any Remedy Action without the prior written consent of Alkermes.
From the date of the Transaction Agreement through the earlier of the termination of the Transaction Agreement or the closing of the Transaction, Alkermes shall not, and shall cause its subsidiaries and affiliates not to, acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity interests in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the closing of such acquisition, merger or consolidation would reasonably be expected to (i) impose a material delay in the obtaining of, or significantly increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any governmental entity necessary to close the Transaction and the other transactions contemplated by the Transaction Agreement or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any governmental entity entering an order prohibiting the closing of the Transaction and the other transactions contemplated by the Transaction Agreement or (iii) materially delay the closing of the Transaction and the other transactions contemplated by the Transaction Agreement.
The CVR Agreement
At or prior to the Effective Time, Alkermes and the Rights Agent will enter into the CVR Agreement governing the terms of the CVRs to be issued to Avadel Shareholders and holders of Avadel equity awards pursuant to the terms of the Transaction Agreement. Holders of CVRs will not be permitted to transfer CVRs (subject to certain limited exceptions).
Each CVR represents a non-transferrable contractual right to receive the Milestone Payment, in cash, without interest, subject to any applicable withholding taxes, upon the occurrence prior to the Milestone

Expiration of each of: (i) final approval by the FDA of an application submitted to the FDA for the commercial marketing and sale of LUMRYZ® in the United States for the treatment of idiopathic hypersomnia in adults; provided, that, such approval shall be deemed achieved upon receipt of written notice from the FDA that LUMRYZ® has been approved for the treatment of idiopathic hypersomnia in adults in the United States and which is not blocked by any third party orphan-drug exclusivity, regardless of whether any risk evaluation and mitigation strategies or other conditions are imposed by the FDA; and (ii) the dismissal of certain specified claims with prejudice by the United States District Court for the District of Delaware pursuant to the Settlement Agreement. If the FDA has issued one or more orders that impose a clinical hold on the investigation of LUMRYZ for the treatment of idiopathic hypersomnia in adults, the Milestone shall not be deemed achieved unless or until no such order is in effect.
On October 27, 2025, the Legal Event was deemed to have occurred pursuant to the dismissal with prejudice of the certain specified claims by the United States District Court for the District of Delaware, in accordance with the terms of the Settlement Agreement.
The CVRs are contractual rights only and not transferable except under certain limited circumstances, will not be certificated or evidenced by any instrument and will not be registered with the SEC or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Alkermes, Avadel or any of their affiliates. There can be no assurance that the Milestone will be achieved prior to the Milestone Expiration or termination of the CVR Agreement, or that the Milestone Payment will be made. CVRs are complex instruments and a number of factors will determine whether any amount will actually be paid to Avadel Shareholders in accordance with the terms of the CVRs. If the Milestone does not occur by the Milestone Expiration then the CVRs will have no value. The minimum payment under each CVR is zero and the maximum payment under each CVR is $1.50, settleable in cash, without interest and subject to applicable withholding taxes.
Financing
The consummation of the Transaction is not conditioned upon the consummation of, or the receipt by Alkermes of proceeds from, any debt financing.
Conduct of Business Pending the Completion
From the date of the Transaction Agreement until the earlier of the Completion or termination of the Transaction Agreement, except as may be prohibited or required by law, the Transaction Agreement or as set forth in the disclosure schedules to the Transaction Agreement, without Alkermes’ prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), Avadel has agreed to, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business consistent with past practice in all material respects and in compliance in all material respects with all applicable laws and to use commercially reasonable efforts to preserve intact its business organization and relationships with customers, suppliers, licensors, licensees, governmental entities and other third parties, keep available the services of its present officers and employees, and timely file all reports, schedules, forms, statements and other documents required to be filed with the SEC and by the Securities Act of 1933, as amended, and none of the documents filed by Avadel with the SEC after the date of the Transaction Agreement will, at the time filed (or, if amended or supplemented, at the time of such amendment or supplement), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.
Avadel has also agreed that, except as may be prohibited or required by law or the Transaction Agreement or as set forth in the disclosure schedules to the Transaction Agreement, without Alkermes’ prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), Avadel will not, and will not permit any of its subsidiaries to, undertake the following actions:
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adopt or propose any change to its organizational documents (whether by merger, consolidation or otherwise);

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merge or consolidate with any other person, or acquire (including by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division or business thereof or any assets, securities or property, other than (1) transactions

(x) solely among Avadel and one or more of its wholly owned subsidiaries or (y) solely among Avadel’s wholly owned subsidiaries or (2) acquisitions of inventory or equipment in the ordinary course of business consistent with past practice or (B) adopt a plan of complete or partial liquidation, dissolution, recapitalization or restructuring;
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(A) split, combine or reclassify any shares of its capital stock, (B) amend any term or alter any rights of any of its outstanding equity securities, (C) declare, set aside or pay any dividend or make any other distribution (whether in cash, stock, property or any combination thereof) in respect of any equity securities, other than dividends or distributions by a subsidiary of Avadel to Avadel or its wholly owned subsidiary, or (D) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase or otherwise acquire any of its equity securities or any equity securities of any subsidiary of Avadel, other than repurchases or withholding of Avadel Shares in connection with the exercise of Avadel Options or the vesting or settlement of Avadel RSU Awards or Avadel Restricted Stock Awards (including in satisfaction of any amounts required to be deducted or withheld under applicable law) in accordance with the terms of such Avadel equity awards outstanding as of the date of the Transaction Agreement;

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issue, deliver or sell, or authorize the issuance, delivery or sale of, any equity securities, other than (A) the issuance of any Avadel Shares upon the exercise of Avadel Options or any Avadel Shares in connection with any offering period in existence under the Avadel ESPP, the accrual of any dividend equivalents under any dividend equivalent rights applicable to any Avadel equity awards, or the vesting or settlement of the Avadel RSU Awards or Avadel Restricted Stock Awards or the withholding of Avadel Shares to satisfy tax (or other mandatory withholding) obligations pertaining to the exercise of Avadel Options or the vesting or settlement of Avadel equity awards or to satisfy the exercise price with respect to Avadel Options or to effectuate an optionee direction upon exercise of Avadel Options that, in each case, are outstanding as of the date of the Transaction Agreement (in accordance with their existing terms as of the date hereof), (B) transactions with respect to equity securities of any subsidiary of Avadel or (C) in connection with transactions (1) solely among Avadel and one or more of its wholly owned subsidiaries or (2) solely among Avadel’s wholly owned subsidiaries;

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make any capital expenditure or incur any obligations or liabilities in connection therewith in an aggregate amount in excess of $650,000;

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sell, lease, license, transfer or otherwise dispose of any subsidiary of Avadel or any division, assets, securities or properties of Avadel or its subsidiaries, other than (A) sales or dispositions of inventory, goods, services, tangible personal property (including equipment), in each case in the ordinary course of business consistent with past practice, (B) transactions (1) solely among Avadel and one or more of its wholly owned subsidiaries or (2) solely among Avadel’s wholly owned subsidiaries or (C) any non-exclusive license of intellectual property granted in the ordinary course of business consistent with past practice to (x) customers, (y) distributors and (z) service providers solely in connection with the performance of services or manufacture of products for Avadel or its subsidiaries;

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sell, assign, license (including sublicense), fail to diligently prosecute or maintain, waive, abandon, allow to lapse, transfer or otherwise dispose of, or create or incur any lien (other than a permitted lien) on, any intellectual property, other than (A) non-exclusive licenses granted in the ordinary course of business consistent with past practice to (1) customers, (2) distributors and (3) service providers solely in connection with the performance of services or manufacture of products for Avadel or its subsidiaries or (B) for the purpose of abandoning, allowing to lapse or otherwise disposing of immaterial, obsolete or worthless assets;

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(A) make any loans, advances or capital contributions to, or investments in, any other person, other than (1) loans, advances, capital contributions or investments (a) by Avadel to or in, as applicable, one or more of its wholly owned subsidiaries or (b) by any subsidiary of Avadel to or in, as applicable, Avadel or any wholly owned subsidiary of Avadel or (2) capital contributions required under the terms of contracts in effect as of the date hereof or (B) incur, assume, guarantee or repurchase or otherwise become liable for any indebtedness for borrowed money, issue or sell any debt securities or any options, warrants or other rights to acquire debt securities (in each case, whether, directly or indirectly, on a contingent basis or otherwise) or enter into any interest rate or currency swaps, forward currency or interest rate contracts or other interest rate or currency hedging arrangements, other than (1) borrowings under Avadel’s or its subsidiaries’ existing credit facilities (as in effect as of the date hereof) in accordance with the terms thereof, provided that any such activities incurred in accordance with this provision do not have a material adverse tax consequence, individually or in the aggregate, with respect to Avadel or any of its subsidiaries;
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create or incur any lien (other than a permitted lien) on any material assets or properties, other than liens that may be discharged at or prior to the closing of the Transaction that are not material in amount or effect on the business of Avadel or its subsidiaries;

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(A) enter into any material contract (including by amendment of any contract or agreement that is not a material contract such that such contract or agreement becomes a material contract), other than in the ordinary course of business consistent with past practice (provided, that certain material contracts described in the Transaction Agreement must not be entered into without the prior written consent of Alkermes (which will not be unreasonably withheld, conditioned or delayed)) or (B) terminate, renew, extend or in any material respect modify or amend (including waiving, releasing or assigning any material right or claim thereunder) any material contract, other than in the ordinary course of business consistent with past practice or any termination, renewal, extension, modification or amendment that occurs automatically in accordance with the terms of any such material contract without any action by Avadel or its subsidiaries;

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terminate, fail to renew, suspend, abrogate, amend or modify any material permit held by Avadel in a manner material and adverse to Avadel and its subsidiaries, taken as a whole;

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except as required pursuant to the terms of an existing employee plan or employee agreement, (A) grant (or increase the value of) any change in control, equity or equity-based awards, or severance, termination or similar pay, to (or amend any existing arrangement with) any current or former director, officer, employee or individual independent contractor of Avadel or any of its subsidiaries, (B) enter into any employment, deferred compensation, severance or other similar agreement (or any elective extension of, or amendment to, any such existing agreement) with any current or former director, officer, employee or individual independent contractor of Avadel, other than employment agreements with newly hired employees reviewed and approved by Alkermes (provided, that such approval will not be unreasonably withheld), (C) establish, adopt, enter into, amend or terminate any employee plan or employee agreement (or any plan, program, policy, scheme, trust, fund, practice, agreement or arrangement that would be an employee plan or employee agreement if in effect on the date hereof) (including any union or works council agreement), provided that, notwithstanding this clause (C), Avadel and its subsidiaries may renew any health and welfare plans in the ordinary course of business consistent with past practice, so long as such renewals will not materially increase the cost of administering or maintaining such employee plan or employee agreement, (D) increase or accelerate the payment, vesting or funding of, the incentive, equity or equity-based awards, bonus opportunity or other compensation payable under any employee plan or employee agreement or otherwise, (E) terminate (other than for “cause”) any individual who is at the time of termination above the level of executive director or (F) increase the wages, salary or other compensation or benefits with respect to any current or former director, officer, employee or individual independent contractor of Avadel;

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make any material change in any method of financial accounting or financial accounting principles or practices, except for any such change required by reason of (or, in the reasonable good-faith judgment of Avadel, advisable under) a change in GAAP or applicable law or SEC policy;

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(A) make, change or revoke any material tax election; (B) file any amended tax return; (C) waive or extend any statute of limitations with respect to any assessment or determination of material taxes; (D) adopt or change (or request to change) any material method of tax accounting or tax accounting period; (E) enter into any material “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. tax law) or other binding written agreement with any tax authority or any tax sharing, allocation or similar agreement; (F) apply for any material tax ruling; or (G) settle, compromise or surrender any material tax claim, liability, audit, assessment or refund for an amount in excess of reserves therefor on the financial statements of Avadel and its subsidiaries (provided, that no term of such settlement, compromise or surrender would increase the tax liability of Alkermes, Avadel or their respective subsidiaries following the closing);
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settle or compromise, or propose to settle or compromise, any legal action involving or against Avadel or any of its subsidiaries (including any action involving or against any officer or director of Avadel or any of its subsidiaries in their capacities as such);

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commence any legal action, other than in connection with a breach of the Transaction Agreement or any other agreements contemplated by the Transaction Agreement;

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fail to maintain in full force and effect Avadel’s insurance policies or replacement or successor policies providing coverage in at least such amounts and against such risks as are currently in effect;

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enter into any collective bargaining agreement or other agreement with any labor organization or recognize or certify any labor union, works council or other labor organization as the bargaining representative for any employees of Avadel or its subsidiaries; or

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agree, commit or propose to do any of the otherwise prohibited actions described above.

Avadel has also agreed to use commercially reasonable efforts to conduct clinical site audits as promptly as reasonably practicable following the date of the Transaction Agreement, and in any event prior to the unblinding of any clinical data.
Directors’ and Officers’ Indemnification and Insurance
For a period of not less than six (6) years from the Effective Date, Alkermes will cause Avadel or any applicable subsidiary thereof, to the fullest extent authorized or permitted by applicable law as now or hereafter in effect, to fulfill and honor in all respects the obligations of Avadel to each person who is at the date of the Transaction Agreement, was previously, or during the period from the date of the Transaction Agreement through the date of the Effective Time, serving as a director or officer of Avadel or any of its subsidiaries, or at the request or for the benefit of Avadel or any of its subsidiaries as a director, trustee or officer of any other entity or any benefit plan maintained by Avadel or any of its subsidiaries (each referred to as an “indemnified party”) pursuant to (i) each indemnification agreement in effect between Avadel and/or any of its subsidiaries and any indemnified party as of the date thereof and (ii) all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions contained in Avadel’s organizational documents (as in effect on the date of the Transaction Agreement).
For a period of not less than six (6) years from the Effective Date, Alkermes will cause the organizational documents of Avadel to contain provisions no less favorable with respect to indemnification, advancement of expenses and limitations on liability of directors and officers than are set forth in the organizational documents of Avadel as of the date of the Transaction Agreement, which provisions will not be amended, repealed or otherwise modified for a period of at least six (6) years from the Effective Date in any manner that would adversely affect the rights thereunder of any indemnified party, unless any modification or amendment is required by applicable law (but then only to the extent required by applicable law). At Avadel’s option and expense, prior to the Effective Time, Avadel may purchase (and pay in full the aggregate premium for) a six (6)-year prepaid “tail” insurance policy (which policy by its express terms will survive the Transaction) of at least the same coverage and amounts and containing terms and conditions that are no less favorable to the directors and officers of Avadel or any of its subsidiaries as Avadel’s and its subsidiaries’ existing directors’ and officers’ insurance policy or policies with a claims period of six (6) years from the Effective Time for claims arising from facts, acts, events or omissions that occurred on or prior to the Effective Time; provided, that the premium for such tail policy will not exceed two hundred and fifty percent (250%) of the annual amount currently paid by Avadel and its subsidiaries for such insurance.
Employee Matters
From the date of Completion through the earlier of the first anniversary of the Effective Time and the termination of the relevant Avadel employee (the “Benefits Continuation Period”), Alkermes will provide, or will cause its subsidiaries to provide each continuing Avadel employee with (i) an annual base salary or base wage rate (as applicable) and target annual cash bonus opportunity or target cash commissions opportunity that are no less favorable, in the aggregate, than the annual base salary or base wage rate applicable, and target annual cash bonus opportunity or target commissions opportunity in effect immediately prior to the Effective Time (provided that each Avadel employee’s annual base salary or base wage rate (as applicable) will also independently be no less than 95% of the annual base salary or base wage rate (as applicable) in effect immediately prior to the Effective Time), and (ii) employee pension and welfare benefits that are, in the aggregate, no less favorable than those provided to similarly-situated employees of Alkermes. For purposes of determining whether such employee benefits are no less favorable in the aggregate under clause (ii), any defined benefit pension plan benefits, nonqualified deferred compensation plans, subsidized retiree health or welfare benefits, post-termination health or welfare benefits and retention or change in control payments or awards will not be taken into account.
Alkermes will recognize continuing Avadel employees’ length of employment with Avadel and its subsidiaries and predecessors prior to the Effective Time for purposes of vesting, eligibility to participate and determining level of benefits under their benefit plans providing benefits to continuing Avadel employees to the same extent and for the same purpose as such service was recognized under the corresponding Avadel benefit plans in which the continuing Avadel employee participated or was eligible to participate immediately prior to the Effective Time, except that length of employment will not be recognized with respect to (i) any defined benefit pension plan or any retiree or post-termination health or welfare benefits, (ii) any benefit plan that is frozen or for which participation is limited to a grandfathered population, (iii) any equity-based compensation arrangements or (iv) to the extent that its application would result in a duplication of benefits or compensation for the same period of service. Service will only be credited to the extent service with Alkermes is credited for similarly situated Alkermes employees under Alkermes benefit plans.
Each continuing Avadel employee will be immediately eligible to participate, without any waiting time, in any and all Alkermes benefit plans to the extent coverage under such Alkermes benefit plan is replacing comparable coverage under an Avadel benefit plan in which such continuing Avadel employee had already satisfied any such waiting period and participated immediately before the Effective Time (such plans, collectively, the “Old Plans”) and for purposes of each Alkermes benefit plan providing medical, dental, pharmaceutical, vision or disability benefits to any continuing Avadel employee, Alkermes will use its reasonable best efforts to cause (i) all pre-existing condition exclusions and actively-at-work requirements of such Alkermes benefit plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the Alkermes benefit plans, was subject to such conditions under the comparable Old Plans and (ii) any eligible expenses incurred by such continuing Avadel employee and his or her covered dependents under the Old Plans during the portion of the plan year of the Old Plans ending on the date such Avadel employee’s participation in the corresponding Alkermes benefit plan begins to be taken into account under the Alkermes benefit plan for the purpose of satisfying all deductible, co-insurance and maximum out-of-pocket requirements applicable to such continuing Avadel employee and his or her covered dependents for such plan year under any Alkermes benefit plan, as if such amounts had been paid in accordance with such new benefit plan.
Avadel will use commercially reasonable efforts to coordinate in advance with Alkermes prior to the Effective Time regarding any communication with any continuing Avadel employee relating to compensation or benefits to be provided subsequent to the Effective Time, and any such communication shall be subject to Alkermes’ prior reasonable review and comment.
Prior to the Effective Time, the Avadel Board (or the appropriate committee thereof) will take all actions necessary to effect the following: (i) the Avadel ESPP will be frozen and suspended during the offering period that is in progress as of the date of the Transaction Agreement and no new offering periods will commence under the Avadel ESPP at any time on or after the date of the Transaction Agreement, (ii) no new participants will be permitted into the Avadel ESPP after the date of the Transaction Agreement, (iii) no current participants in the Avadel ESPP will be permitted to increase their payroll deduction elections or rate of contributions from those in effect on the date of the Transaction Agreement or make any separate non-payroll contributions to the Avadel ESPP, (iv) the then-current offering period that is in progress as of the Effective Time under the Avadel ESPP will be accelerated to a date on or prior to the Completion, and each participant’s accumulated payroll deductions will be used to purchase Avadel Shares in accordance with the terms of the Avadel ESPP, (v) any accumulated payroll deductions that are not used to purchase Avadel Shares shall be promptly refunded (without interest, to the extent permitted by applicable law) to the applicable participant and (vi) the Avadel ESPP will terminate immediately prior to, and contingent upon, the Effective Time. At the Effective Time, each outstanding Avadel Share issued under the Avadel ESPP will be treated the same as all other Avadel Shares.
Conditions to the Completion of the Transaction
The Transaction is conditioned on the Scheme becoming effective and unconditional by not later than the End Date (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Alkermes and Avadel may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree). In addition, the Scheme will lapse unless it is effective on or prior to the End Date (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Alkermes and Avadel may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree).
Alkermes reserves the right, subject to the consent of the Irish Takeover Panel (if required), to effect the Transaction by way of a Takeover Offer. In the event the Transaction is structured as a Takeover offer, such offer will be implemented on terms and conditions that are at least as favorable to the Avadel Shareholders and the Avadel equity award holders as those which would apply in relation to the Scheme (except for an acceptance condition set at eighty percent (80%) of the nominal value of the Avadel Shares to which such offer relates and which are not already beneficially owned by Alkermes, or such lesser percentage (being more than fifty percent (50%)), as Alkermes may, with the consent of Avadel and the Irish Takeover Panel (if required) decide).
Mutual Conditions Precedent to the Scheme
The Scheme will be conditional upon:
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the passing of the Scheme Meeting Resolution at the Scheme Meeting;

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the passing of the Scheme Approval Resolution and Articles of Association Amendment Resolution at the EGM;

•
the sanction of the Scheme by the Irish High Court (the date on which this condition is satisfied, the “Sanction Date”); and

•
a copy of the order of the Irish High Court sanctioning the Scheme having been delivered for registration to the Irish Registrar of Companies.

Mutual Conditions Precedent to the Transaction
Avadel and Alkermes have agreed that the Transaction will also be conditional upon the following matters having been satisfied or waived on or before the Sanction Date:
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the waiting period under the HSR Act having expired or having been earlier terminated and, to the extent applicable, any agreement between Avadel and Alkermes, on the one hand, and the FTC or the Antitrust Division of the DOJ, on the other hand, not to consummate the Scheme or the Transaction having expired or been earlier terminated;

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no government entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transaction; and

•
the Transaction Agreement not having been terminated in accordance with its terms.

Conditions Precedent to the Obligations of Alkermes to the Transaction
Alkermes’ obligation to effect the Transaction will also be conditional upon the following matters having been satisfied (or, to the extent permitted by applicable law, waived by Alkermes):
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from the date of the Transaction Agreement to the Sanction Date, there having not been any event or occurrence that has or would reasonably be expected to have, a material adverse effect;

•
the accuracy of Avadel’s representations and warranties set forth in the Transaction Agreement, subject to certain materiality and material adverse effect exceptions;

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the performance by Avadel, in all material respects, with all of its covenants and agreements under the Transaction Agreement; and

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Alkermes having received a certificate from an executive officer of Avadel confirming the satisfaction of the conditions set forth in the second and third bullet notes above.

Conditions Precedent to the Obligations of Avadel to the Transaction
Avadel’s obligation to effect the Transaction will also be conditional upon the following matters having been satisfied (or, to the extent permitted by applicable law, waived by Avadel):
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from the date of Transaction Agreement to the Sanction Date, there having not been any event or occurrence that has or would reasonably be expected to have, a material adverse effect;

•
the accuracy of Alkermes’ representations and warranties set forth in the Transaction Agreement, subject to certain materiality and material adverse effect exceptions;

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the performance by Alkermes, in all material respects, with all of its covenants and agreements under the Transaction Agreement;

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Avadel having received a certificate from an executive officer of Alkermes confirming the satisfaction of the conditions set forth in the second and third bullet notes above; and

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the CVR Agreement being in full force and effect.

Survival of Representations and Warranties
None of the representations and warranties of the Transaction Agreement will survive the consummation of the Transaction or the termination of the Transaction Agreement.
Termination of the Transaction Agreement
The Transaction Agreement may be terminated at any time prior to the Effective Time in any of the following ways:
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by either Avadel or Alkermes:

•
if the Scheme Meeting has been completed and the Scheme Meeting Resolution has not been approved by the requisite vote and/or the EGM has been completed and the Scheme Approval Resolution and the Articles of Association Amendment Resolution have not been approved by the requisite votes (a “Non-Approval Termination”);

•
if the Transaction has not been consummated by 5:00 p.m., New York City time, on the End Date (except that the right to terminate the Transaction Agreement pursuant to this provision is not available to a party whose breach of any provision of the Transaction Agreement is the primary cause of the failure of the Transaction to be consummated by such date);

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if the Transaction is implemented by way of the Scheme, the Irish High Court declines or refuses to sanction the Scheme, unless both parties agree in writing within thirty (30) days of such decision that the decision of the Irish High Court will be appealed (it having been agreed that Avadel will make such an appeal if requested to do so in writing by Alkermes and the counsel appointed by Alkermes and Avadel agree that doing so is a reasonable course of action); or

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if there is in effect any applicable law, or final and non-appealable order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by any court or other tribunal of competent jurisdiction, that permanently restrains, enjoins or otherwise prohibits the consummation of the Transaction (except that the right to terminate the Transaction Agreement pursuant to this provision is not available to any party whose material breach of any provision of the Transaction Agreement was the primary cause of such law, order, writ, decree, judgment or injunction);

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by Avadel:

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if Alkermes breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate such that the breach, failure to perform or inaccuracy (1) would result in the failure of certain closing conditions and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) thirty (30) days following written notice by Avadel;

•
prior to obtaining the required approvals of the Avadel Shareholders at the Scheme Meeting and the EGM, if (1) the Avadel Board authorized Avadel to terminate the Transaction Agreement in response to an Avadel Superior Proposal and (2) substantially concurrently with such termination, a definitive agreement providing for the consummation of such Avadel Superior Proposal is duly executed and delivered by all parties thereto and Avadel pays Alkermes the Reimbursement Payments (as defined below) (the “Superior Proposal Termination”);

•
by Alkermes:

•
if Avadel breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate such that the breach, failure to perform or inaccuracy (1) would result in the failure of certain closing conditions and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) thirty (30) days following written notice by Alkermes thereof (an “Avadel Breach Termination”); or

•
prior to obtaining the required approvals of the Avadel Shareholders at the Scheme Meeting and the EGM, if (1) an Avadel Board Change of Recommendation has occurred (an “Avadel Change of Recommendation Termination”).

•
by mutual written consent of Avadel and Alkermes, subject to the consent of the Irish Takeover Panel (if required).

Reimbursement Payment
The Transaction Agreement provides that, in the event of a termination of the Transaction Agreement as described in this section, Avadel will reimburse Alkermes for an amount equal to the documented, specific, costs and expenses incurred, directly or indirectly, by Alkermes or its subsidiaries in connection with the Transaction, together with any irrecoverable tax incurred by Alkermes or its subsidiaries and imposed by any member state of the European Union on the common system of value added tax (2006/112/EC) and any tax similar to or replacing the same, subject to a cap equal to one percent (1%) of the aggregate value of the total Cash Consideration payable with respect to the Avadel Shares in connection with the Transaction (the “Reimbursement Payment”), in immediately available funds within seven (7) business days following Avadel’s receipt of invoices or written documentation supporting Alkermes’ request for a Reimbursement Payment (the “Expenses Reimbursement Provisions”). The Reimbursement Payment is owed if one of the following events occurs:
•
The Transaction Agreement is terminated by Alkermes pursuant to an Avadel Change of Recommendation Termination;

•
The Transaction Agreement is terminated by Avadel pursuant to a Superior Proposal Termination; or

•
all of the following occur:

•
the Transaction Agreement is terminated (x) by Alkermes pursuant to an Avadel Breach Termination as a result of a material breach or failure to perform any covenant or agreement in the Transaction Agreement such that certain conditions to closing would not be satisfied (except with respect to a breach of the provisions described in — Third Party Acquisition Proposals) that first occurred following the making of an Avadel Alternative Proposal of the type referenced in the next bullet point below or (y) by Alkermes or Avadel pursuant to a

Non-Approval Termination (but if such termination is by Avadel at such time Alkermes would be permitted to terminate the Transaction Agreement);
•
prior to the date of such termination, an Avadel Alternative Proposal is publicly disclosed or announced and not withdrawn (or, in the case of an Avadel Breach Termination as a result of a material breach or failure to perform any covenant or agreement in the Transaction Agreement, was made publicly or privately to the Avadel Board), or any person has publicly announced an intention (whether or not conditional) to make an Avadel Alternative Proposal that has not been withdrawn at least three (3) business days prior to the EGM; and

•
(x) an Avadel Alternative Proposal is consummated within twelve (12) months after such termination or (y) a definitive agreement providing for an Avadel Alternative Proposal is entered into within twelve (12) months after such termination and is subsequently consummated (it being understood that, for purposes of the foregoing provisions, references to “twenty percent (20%)” in the definition of Avadel Alternative Proposal will be deemed to refer to “fifty percent (50%)”).

Goldman Sachs and Morgan Stanley, as independent advisors to Avadel for the purposes of Rule 3 of the Irish Takeover Rules, and Avadel have each confirmed to the Irish Takeover Panel that, in the opinion of Goldman Sachs, Morgan Stanley and Avadel (respectively), in the context of the note to Rule 21.2 of the Irish Takeover Rules and the Transaction, the Expenses Reimbursement Provisions are in the best interests of the Avadel Shareholders. The Irish Takeover Panel has consented to Avadel entering into the Expenses Reimbursement Provisions.
Expenses
Except as otherwise provided in the Transaction Agreement, all costs and expenses incurred in connection with the Transaction will be paid by the party incurring such cost or expense, except the following: (i) the Irish Takeover Panel’s document review fees will be paid by Alkermes, (ii) the costs associated with the filing, printing, publication and posting of the Rule 2.7 Announcement will be paid by Alkermes, (iii) the costs associated with the filing, printing, publication and proposing of the Scheme Document, proxy statement and any other materials required to be proposed to Avadel Shareholders pursuant to SEC rules, the Companies Act or the Irish Takeover Rules will be paid by Avadel, (iv) the filing fees incurred in connection with notifications with any governmental entities under any antitrust laws, will be paid by Alkermes and (v) the cost incurred in connection with soliciting proxies in connection with the Scheme Meeting and the EGM will be paid by Avadel.
Amendment and Waiver
The Transaction Agreement may not be amended except by an instrument in writing signed by each of the parties, except that following approval of the Scheme by the Avadel Shareholders there will be no further amendment which by applicable law would require further approval by the Avadel Shareholders without such further approval nor will there be any amendment or change not permitted under applicable law. Furthermore, certain provisions of the Transaction Agreement may not be amended without the prior written consent of sources of financing for the Transaction. No delay or omission by either party to the Transaction Agreement in exercising any right, power or remedy provided by law or under the Transaction Agreement will operate as a waiver. The exercise or partial exercise of any right, power or remedy provided by law or under the Transaction Agreement will not preclude any other or further exercise of it or the exercise of any other right, power or remedy.
Specific Performance; Third-Party Beneficiaries
The parties agreed in the Transaction Agreement that irreparable harm would occur and that the parties would not have any adequate remedy at law for any breach of any of the provisions of the Transaction Agreement or in the event that any provisions of the Transaction Agreement were not performed in accordance with their specific terms. Except where the Transaction Agreement is validly terminated, as described above, each party is entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of the Transaction Agreement and to specifically enforce the terms and provisions of the

Transaction Agreement, without proof of actual damages, and each party agreed to waive any requirement for the securing or posting of any bond in connection with such remedy.
The Transaction Agreement is not intended to confer upon any person other than Avadel and Alkermes any rights or remedies, with the exception of the rights of the specified directors, officers and employees to certain indemnification and insurance, certain rights provided to the financing sources of Alkermes in the Transaction Agreement, the rights of CVR holders after the Effective Time to receive payment and the rights of Avadel Shareholders and equity award holders solely to the extent necessary to receive the Cash Consideration.
Governing Law
The Transaction Agreement and all actions based upon, arising out of or related to the Transaction Agreement or the transactions contemplated thereby will be governed by, and construed in accordance with, the laws of the State of Delaware; provided, however, that the Scheme and matters related thereto (including matters related to the Irish Takeover Rules) will to the extent required by the laws of Ireland, and the interpretation of the duties of directors of Avadel shall, be governed by, and construed in accordance with, the laws of Ireland.

FINANCING RELATING TO THE TRANSACTION
Alkermes estimates that it will need approximately $2.43 billion in order to pay Avadel Shareholders the Cash Consideration due to them under the Transaction Agreement and to pay related fees, costs, expenses and other transaction costs in connection with the acquisition. Alkermes anticipates that the funds needed to pay the foregoing amount will be derived from a combination of (i) cash on hand and (ii) borrowings under credit facilities, including as described below.
J.P. Morgan Securities LLC, lead financial advisor to Alkermes, is satisfied that sufficient resources are available to satisfy in full the Cash Consideration payable to Avadel Shareholders under the terms of the Transaction Agreement.
Amended and Restated Bridge Credit Agreement
On November 18, 2025, Alkermes entered into the Amended and Restated Bridge Credit Agreement among Alkermes, the other loan parties from time to time party thereto, certain lenders from time to time party thereto and JPMorgan Chase Bank, N.A. as administrative agent which amended and restated the bridge term loan credit agreement, dated as of October 22, 2025, among Alkermes, the other loan parties from time to time party thereto, certain lenders from time to time party thereto and JPMorgan Chase Bank, N.A. as administrative agent. Under the Amended and Restated Bridge Credit Agreement, the lenders party thereto have committed to provide Alkermes with secured bridge financing in an aggregate principal amount of $1,512,562,923.28. The commitments are intended to be available to finance, in part, the cash component of the Scheme Consideration and fees and expenses related to the Transaction. Subject to the conditions in the Amended and Restated Bridge Credit Agreement, Alkermes intends to replace commitments or the borrowings, as applicable, under the Amended and Restated Bridge Credit Agreement by accessing the loan markets prior to or following the closing of the Transaction. The entry by Alkermes into any credit facilities to replace the Amended and Restated Bridge Credit Agreement would be subject to market and other conditions.
Summary of Terms of the Amended and Restated Bridge Credit Agreement
The funding of the loans under the Amended and Restated Bridge Credit Agreement is conditioned on, among other things, the consummation of the transaction and the absence of certain events of default described in the Amended and Restated Bridge Credit Agreement. The commitments under the Amended and Restated Bridge Credit Agreement will automatically terminate on the earliest of (a) 11:59 pm (Dublin time) on the date on which the consideration payable in respect of the Transaction has been paid in full without the making of any advances under the Amended and Restated Bridge Credit Agreement, (b) 11:59 pm (Dublin time) on the Effective Date after giving effect to the making of advances under the Amended and Restated Bridge Credit Agreement, and (c) the date on which certain mandatory cancellation events have occurred or first exist including, subject to certain exceptions, if the Transaction has not been consummated by the End Date.
Advances under the Amended and Restated Bridge Credit Agreement will bear interest as follows:
Days after the first advance	ABR Spread (applicable to borrowings that bear interest at the alternate base rate)	Term Benchmark and RFR Spread (applicable to borrowings that bear interest at the Term SOFR rate)
0 – 90 days	2.00%	3.00%
91 – 180 days	2.25%	3.25%
181 – 270 days	2.50%	3.50%
271 days and thereafter	2.75%	3.75%
The borrowers may voluntarily prepay the loans or reduce the commitments under the Bridge Credit Agreement at any time without premium or penalty. The Amended and Restated Bridge Credit Agreement also requires mandatory prepayments and commitment reductions, as applicable, with the net cash proceeds received by Alkermes in connection with certain asset sales, debt or equity issuances and recovery events, subject to customary exceptions. The Amended and Restated Bridge Credit Agreement also contains customary events of default, upon the occurrence of which, and for so long as such event of default is continuing, the amounts outstanding under the Amended and Restated Bridge Credit Agreement could be accelerated by the lenders. In addition, the loan parties under the Amended and Restated Bridge Credit Agreement are subject to certain affirmative and negative covenants and, following the Certain Funds Period, also will be subject to certain financial maintenance covenants in the form of secured net leverage and consolidated interest coverage ratios tested at the end of each fiscal quarter.
The borrowers’ obligations under the Amended and Restated Bridge Credit Agreement will be guaranteed jointly and severally by each of Alkermes’ direct and indirect subsidiaries that are or are designated as Material Domestic Subsidiaries and Material Irish Subsidiaries as defined therein subject to certain exceptions (collectively, the “Subsidiary Guarantors” and together with the borrowers, the “Loan Parties”). Within 45 days of the Effective Date, Alkermes shall procure that Avadel and each of its restricted subsidiaries that is or is designated as a Material Domestic Subsidiary or a Material Irish Subsidiary become Subsidiary Guarantors. Alkermes’ obligations under the Amended and Restated Bridge Credit Agreement will be secured by way of security granted over substantially all assets of the Loan Parties, subject to permitted liens and assets customarily excluded from a financing of this nature.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth the name, address (where required) and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than five percent (5%) of Avadel Shares, based on filings made under Section 13 of the Exchange Act as of November 20, 2025 and based on 98,141,138 Avadel Shares outstanding as of that date.
	Number and Percentage of Shares Beneficially Owned
Name and Address of Beneficial Owner	Avadel Shares	Percentage
5% or Greater Shareholders:
Entities Affiliated with Janus Henderson Group plc(1) 201 Bishopsgate EC2M 3AE, United Kingdom	7,429,718	7.57%
Entities Affiliated with BlackRock, Inc.(2) 50 Hudson Yards, New York, NY 10001	6,742,480	6.87%
Entities Affiliated with Two Seas Capital LP(3) 32 Elm Place – 3rd Floor, Rye, New York 10580	6,155,074	6.27%
Entities Affiliated with Tontine Asset Associates, LLC(4) 1 Sound Shore Drive, Suite 304 Greenwich, CT 06830-7251	5,685,350	5.79%
The Vanguard Group(5) 100 Vanguard Blvd., Malvern, PA 19355	5,564,259	5.67%

(1)
Information herein is solely based on a Schedule 13G/A filed with the SEC by Janus Henderson Group plc (“JHG”) on November 14, 2025. JHG reports that it has shared voting power and shared dispositive power over 7,429,718 shares which are held directly by one or more funds or portfolios managed by JHG. The principal business address of JHG is 201 Bishopsgate, EC2M 3AE, United Kingdom.

(2)
Information herein is solely based on a Schedule 13G filed with the SEC by BlackRock, Inc. (“BRI”) on July 16, 2025. BRI reports that it has sole voting power and sole dispositive power over 6,742,480 shares. The principal business address of BRI is 50 Hudson Yards, New York, NY 10001.

(3)
Information herein is solely based on a Schedule 13G filed with the SEC by Two Seas Capital LP (“TSC”), Two Seas Capital GP LLC (“TSC GP”) and Sina Toussi on August 13, 2025. Consists of 6,155,074 shares held by Two Seas Global (Master) Fund LP (the “TSC Global Fund”). TSC has been granted investment discretion over portfolio investments, including Avadel’s ordinary shares, held by or for the account of the TSC Global Fund. TSC GP serves as general partner of TSC. Sina Toussi serves as the chief investment officer of TSC and managing member of TSC GP. The principal business address of TSC, TSC GP and Sina Toussi is 32 Elm Place — 3rd Floor, Rye, New York 10580.

(4)
Information herein is solely based on a Schedule 13G/A filed by Tontine Capital Overseas Master Fund II, L.P. (“TCOM II”), Tontine Asset Associates, LLC (“TAA”) and Mr. Jeffrey L. Gendell on February 13, 2024. Consists of (i) 3,539,782 American Depositary Shares held by TCOM II, (ii) 2,075,568 American Depositary Shares held by Tontine Financial Partners, L.P. (“TFP”) and (iii) 70,000 American Depositary Shares, held by Mr. Gendell, which were automatically exchanged for ordinary shares on April 15, 2024 when the Company’s ordinary shares became directly listed on Nasdaq. Mr. Gendell serves as the Managing Member of TAA and also serves as the Managing Member of Tontine Management, L.L.C., a limited liability company organized under the laws of the State of Delaware (“TM”), which serves as general partner of TFP.

(5)
Information herein is solely based on a Schedule 13G filed with the SEC by The Vanguard Group on July 29, 2025. Consists of 5,564,259 shares held by The Vanguard Group. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

Share Ownership of Directors and Executive Officers
The following table sets forth, as of November 20, 2025, based on 98,141,138 Avadel Shares outstanding as of that date, the beneficial ownership of Avadel Shares (including rights to acquire Avadel Shares within sixty (60) days of that date) by (i) each Avadel director, (ii) each Avadel named executive officer and (iii) all current directors and executive officers (including named executive officers) as a group. No Avadel Shares have been pledged as security by any of the Avadel directors or executive officers named below.
Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, Avadel believes the persons named in this table have sole voting and investment power with respect to all Avadel Shares reflected in this table. The business address of each of Avadel’s directors and named executive officers is Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland.
	Number and Percentage of Avadel Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Named Executive Officers:
Gregory J. Divis(1)	2,641,100	2.63%
Thomas S. McHugh(2)	986,775	*
Jerad G. Seurer(3)	421,245	*
Directors (excluding Gregory J. Divis)
Geoffrey M. Glass(4)	396,979	*
Dr. Naseem S. Amin(5)	49,500	*
Dr. Eric J. Ende(6)	457,957	*
Dr. Mark A. McCamish(7)	369,025	*
Linda S. Palczuk(8)	317,233	*
Peter J. Thornton(9)	345,055	*
All current executive officers and directors as a group (10 persons)	5,984,869	5.81%

*
Represents beneficial ownership of less than one percent.

(1)
Includes options to purchase 2,420,000 ordinary shares that are exercisable within 60 days of November 20, 2025.

(2)
Includes options to purchase 886,375 ordinary shares that are exercisable within 60 days of November 20, 2025.

(3)
Includes options to purchase 397,750 ordinary shares that are exercisable within 60 days of November 20, 2025.

(4)
Includes options to purchase 230,000 ordinary shares that are exercisable within 60 days of November 20, 2025.

(5)
Includes options to purchase 27,500 ordinary shares that are exercisable within 60 days of November 20, 2025.

(6)
Includes options to purchase 238,057 ordinary shares that are exercisable within 60 days of November 20, 2025.

(7)
Includes options to purchase 280,000 ordinary shares that are exercisable within 60 days of November 20, 2025.

(8)
Includes options to purchase 238,333 ordinary shares that are exercisable within 60 days of November 20, 2025.

(9)
Includes options to purchase 230,000 ordinary shares that are exercisable within 60 days of November 20, 2025.

AVADEL SHAREHOLDER VOTE ON SPECIFIED COMPENSATORY ARRANGEMENTS
Advisory Vote on Golden Parachute Compensation
In accordance with Section 14A of the Exchange Act, Avadel is providing its shareholders with the opportunity to cast a non-binding, advisory vote at the EGM on the compensation that may be paid or become payable to its named executive officers in connection with the Transaction and the agreements and understandings pursuant to which such compensation may be paid or become payable. As required by those rules, Avadel is asking its shareholders to vote on the adoption of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to Avadel’s named executive officers in connection with the Transaction, as disclosed in the table in the section of the proxy statement entitled “The Transaction — Quantification of Payments and Benefits to Avadel’s Named Executive Officers,” including the associated narrative discussion, are hereby APPROVED.”
Required Vote
The vote on executive compensation payable in connection with the Transaction is a vote separate and apart from the vote to approve the Transaction. Accordingly, you may vote to approve the executive compensation and vote not to approve the Transaction and vice versa. Because the vote is advisory in nature only, it will not be binding on Avadel or Alkermes.
The affirmative vote of holders of a majority of Avadel Shares present or represented by proxy at the EGM and entitled to vote thereon is required to approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction.
Recommendation
The Avadel Board recommends that you vote “FOR” the proposal to approve, on a non-binding advisory basis, the specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction.
IN CONSIDERING THE RECOMMENDATION OF THE AVADEL BOARD, YOU SHOULD BE AWARE THAT CERTAIN DIRECTORS AND EXECUTIVE OFFICERS OF AVADEL HAVE INTERESTS IN THE PROPOSED TRANSACTION THAT ARE DIFFERENT FROM, OR IN ADDITION TO, ANY INTERESTS THEY MIGHT HAVE AS AVADEL SHAREHOLDERS.

FUTURE SHAREHOLDER PROPOSALS
Avadel held its 2025 annual general meeting of shareholders on July 29, 2025. Avadel will hold an annual general meeting of shareholders in the year 2026 only if the Transaction has not already been completed.
Avadel Shareholders may submit proposals on matters appropriate for shareholder action at shareholder meetings in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in Avadel’s proxy materials relating to its 2026 Annual General Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and, pursuant to Rule 14a-8, such proposals must have been received by Avadel no later than February 18, 2026. However, if the Scheme has not been completed, and Avadel’s 2026 Annual General Meeting of Shareholders is changed such that it is more than 30 days from July 29, 2026, the deadline will then be a reasonable time prior to the time that Avadel begins to print and mail its proxy materials. Such shareholder proposals must be delivered to the attention of Avadel’s Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. In addition to the requirements as to form and substance established by the SEC, shareholder proposals must be a proper subject for shareholder action under Irish law and Avadel’s Articles of Association to be included in the proxy materials.
Avadel’s Articles of Association sets forth advance notice procedures to be followed if an Avadel Shareholder wishes to propose a nomination of persons for election to the Avadel Board or present a proposal at an annual general meeting. All such nominations and/or proposals must be accompanied by certain background and other information specified in Avadel’s Articles of Association. To be considered timely, an Avadel Shareholder’s notice must be delivered by close of business on that day that is not less than 120 days prior to the first anniversary of the day of release to shareholders of Avadel’s proxy statement in respect of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the member must be so delivered by close of business on the day that is not less than the later of (a) 150 days prior to the day of the contemplated annual general meeting or (b) ten (10) days after the day on which public announcement of the date of the contemplated annual general meeting is first made by Avadel. For Avadel Shareholders to submit proposals or nominees for election to the Avadel Board in line with the advance notice provisions set out in the Articles of Association, the required notice must be received no later than February 18, 2026. All such proposals must be sent in writing to the Avadel Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.
Eligibility to Submit a Proposal.   Under Rule 14a-8 promulgated under the Exchange Act, in order to be eligible to submit a proposal, you must have continuously held (i) at least $2,000 in market value of Avadel Shares entitled to be voted on the proposal at the meeting for at least three (3) years by the date you submit the proposal, (ii) at least $15,000 in market value of Avadel Shares entitled to be voted on the proposal at the meeting for at least two (2) years by the date you submit the proposal or (iii) at least $25,000 in market value of Avadel Shares entitled to be voted on the proposal at the meeting for at least one (1) year by the date you submit the proposal. You must continue to hold those Avadel Shares through the date of the meeting.
Shareholder Nomination Procedures.   In addition, to comply with the universal proxy rules, Avadel Shareholders who intend to solicit proxies in support of director nominees other than Avadel’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

HOUSEHOLDING OF PROXY STATEMENT
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two (2) or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
A number of brokers with account holders who are Avadel Shareholders will be “householding” proxy materials. A single copy of this proxy statement or other materials related to the Special Meetings will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement or materials related to the Special Meetings, please notify your broker or us. Direct your written request to Company Secretary, at Ten Earlsfort Terrace, Dublin 2, D02 T380, or contact the Company Secretary at +353 1 902 5201 (Ireland). Shareholders who currently receive multiple copies of the proxy materials or other materials relating to the Shareholder meetings at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, Avadel will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of proxy materials to a shareholder at a shared address to which a single copy of the materials was delivered.

WHERE YOU CAN FIND MORE INFORMATION
Avadel files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC. The SEC’s Internet site can be found at http://www.sec.gov. Avadel also maintains an Internet site that contains reports, proxy statements and other information that it files with the SEC. Avadel’s Internet site can be found at https://investors.avadel.com/sec-filings. Information found on, or accessible through, Avadel’s website is not a part of and is not incorporated into, this proxy statement.
The SEC allows incorporation by reference of the information that Avadel files with it, which means that Avadel can disclose important information to you by referring you to another document that it has filed with the SEC. Avadel incorporates by reference the following information or documents that it has filed with the SEC:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 3, 2025;

•
Quarterly Reports on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC on May 7, 2025, the quarter ended June 30, 2025, filed with the SEC on August 7, 2025, and the quarter ended September 30, 2025 filed with the SEC on November 4, 2025;

•
Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 8, 2025, March 7, 2025, May 6, 2025, May 13, 2025, June 5, 2025, June 27, 2025, July 29, 2025, September 3, 2025, September 17, 2025, October 22, 2025 (announcing the Settlement Agreement); October 22, 2025 (announcing the Transaction Agreement) November 14, 2025; November 17, 2025; and November 19, 2025; and

•
The description of our ordinary shares contained in our registration statement on Form 8-A filed with the SEC on April 15, 2024, including any amendments or reports filed for the purposes of updating this description.

Any information in any of the foregoing documents will automatically be deemed to be modified or superseded to the extent that information in this proxy statement or in a later filed document that is incorporated or deemed to be incorporated herein by reference modifies or replaces such information.
Avadel also incorporates by reference any future filings (other than current reports or portions of current reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits filed on such form that are related to such items) made with the SEC by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and prior to the Special Meetings. Information in such future filings updates and supplements the information provided in this proxy statement. Any statements in any such future filings will automatically be deemed to modify and supersede any information in any document that Avadel previously filed with the SEC that is incorporated or deemed to be incorporated herein by reference to the extent that statements in the later filed document modify or replace such earlier statements.
Avadel will furnish without charge to each Avadel Shareholder to whom a proxy statement is delivered, upon written or oral request, a copy of any or all of the documents incorporated by reference, including exhibits to these documents. Any such request may be made by writing or telephoning us at the following address or phone number:
Avadel Pharmaceuticals plc
Attention: Company Secretary
Ten Earlsfort Terrace
Dublin 2, D02 T380, Ireland+353 1 901 5201 (Ireland)
The information contained in Parts 2, 3 and 4 of this proxy statement is not required to be included pursuant to the rules and regulations of the SEC but is included solely to comply with the requirements of the Companies Act and the Irish Takeover Rules in order to provide the information required under such laws to Avadel Shareholders.

PART 2 — EXPLANATORY STATEMENT
The information contained in Parts 2, 3 and 4 of this proxy statement is not required to be included pursuant to the rules and regulations of the U.S. Securities and Exchange Commission but is included solely to comply with the requirements of the Irish Companies Act 2014 and the Irish Takeover Rules in order to provide the information required under such laws to Avadel Shareholders.
(IN COMPLIANCE WITH SECTION 452 OF THE IRISH COMPANIES ACT 2014)
To Avadel Shareholders and, for information purposes only, to Equity Award Holders.
PROPOSED ACQUISITION OF AVADEL PHARMACEUTICALS PLC BY ALKERMES PLC BY MEANS OF A SCHEME OF ARRANGEMENT UNDER CHAPTER 1 OF PART 9 OF THE IRISH COMPANIES ACT 2014
1
INTRODUCTION

On October 22, 2025, Alkermes and Avadel announced that they had entered into a Transaction Agreement (the “Original Transaction Agreement”) pursuant to which Alkermes agreed to acquire the entire issued and to be issued ordinary share capital of Avadel for cash and contingent value rights (the “Transaction”), subject to the satisfaction of certain conditions, by way of a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act. On November 19, 2025, Alkermes and Avadel announced that they had entered into an amendment agreement, dated November 18, 2025, to the Original Transaction Agreement (the “Transaction Agreement Amendment”) to amend the terms of the Transaction (the Original Transaction Agreement as amended by the Transaction Agreement Amendment, the “Transaction Agreement”).
Capitalized terms used but not defined in this “Part 2 — Explanatory Statement” have the meanings ascribed to such terms in “Part 3 — The Scheme of Arrangement.”
The section of this proxy statement entitled “The Transaction — Recommendation of the Avadel Board and Avadel’s Reasons for the Transaction” sets forth the reasons why the Avadel Board, which has been so advised by Morgan Stanley & Co. LLC (“Morgan Stanley”) and Goldman Sachs & Co. LLC (“Goldman Sachs”) as financial advisors and independent advisors for the purposes of Rule 3 of the Irish Takeover Rules to the Avadel Board, as to the financial terms of the Transaction, considers the terms of the Transaction to be fair and reasonable and why the Avadel Board unanimously recommends that all Avadel Shareholders vote in favor of the Transaction and the Scheme, as well as the other resolutions proposed, at both the Scheme Meeting and the EGM as the Avadel directors intend to do in respect of their own beneficial holdings of, in the aggregate, 1,036,854 Avadel Shares, as of the Voting Record Time. In considering the recommendation of the Avadel Board, Avadel Shareholders should be aware that directors and executive officers of Avadel may have interests in the Transaction that are in addition to, or different from, the interests they might have as Avadel Shareholders generally. See the section of this proxy statement entitled “Part 2 — Explanatory Statement — Interests of Certain Persons in the Transaction”. In providing their advice to the Avadel Board, Morgan Stanley and Goldman Sachs have taken into account the commercial assessments of the Avadel Board.
2
THE TRANSACTION

The Transaction will be effected by way of a scheme of arrangement between Avadel and Scheme Shareholders pursuant to Chapter 1 of Part 9 of the Companies Act. The Scheme is set out in full in the section of this proxy statement entitled “Part 3 — The Scheme of Arrangement”. Under the terms of the Scheme (subject to the satisfaction or, where applicable, waiver of the conditions set out in Annex C to this proxy statement (the “Conditions”)), Alkermes will pay, or cause to be paid, the Scheme Consideration to the Scheme Shareholders in consideration for the transfer to Alkermes of the Scheme Shares. Under the terms of the Transaction, subject to the satisfaction or, where applicable, waiver of the Conditions, at Completion, each Scheme Shareholder will be entitled to receive (i) a cash price of $21.00 per Scheme Share (the “Cash Consideration”) and (ii) one (1) non-transferable contingent value right (a “CVR”) per Scheme Share, representing a contractual right to receive $1.50 (a “Milestone Payment”), settleable in cash, without interest, subject to any applicable withholding taxes, conditioned upon the achievement of (a) LUMRYZ Approval

(as defined in the Transaction Agreement) and (b) the Legal Event (as defined in the Transaction Agreement and which has, at the date of mailing of this proxy statement, occurred) (together, the “Milestone”) prior to 11:59 p.m., U.S. Eastern Time on December 31, 2028 (the “Milestone Expiration”) (the “CVR Consideration”).
The CVRs will be constituted subject to the terms of the CVR Agreement to be entered into between Alkermes and the Rights Agent. Pursuant to the terms of the Transaction, each CVR will represent the contractual right to receive the Milestone Payment, upon the occurrence of the Milestone. There is no assurance that the Milestone will be achieved prior to the Milestone Expiration Date or termination of the CVR Agreement, or that any Milestone Payment will be made. The CVRs are complex instruments and a number of factors will determine whether any amount will actually be paid to Avadel Shareholders in accordance with the terms of the CVR Agreement. If the Milestone does not occur by the Milestone Expiration, then the CVRs will have no value. The minimum payment under each CVR is zero and the maximum payment under each CVR is $1.50, settleable in cash, without interest and subject to applicable withholding taxes.
The Scheme involves an application by Avadel to the Irish High Court to sanction the Scheme. If the Scheme becomes effective, all Scheme Shares will be automatically transferred to Alkermes and / or its nominee(s) in accordance with the terms of the Scheme. As a result of the Scheme, Avadel will become a wholly owned subsidiary of Alkermes. The Scheme and the Transaction are subject to the satisfaction or, where applicable, waiver of the Conditions (which are summarized in paragraph 3 below and set out in full at Annex C to this proxy statement).
The Scheme will require, among other things, approval by Avadel Shareholders as of the Voting Record Time at the Scheme Meeting, approval by Avadel Shareholders as of the Voting Record Time at the EGM and the sanction of the Scheme by the Irish High Court at the Court Hearing.
Provided the Conditions are satisfied or, to the extent applicable and lawful, waived, the Scheme will become effective upon delivery to the Registrar of Companies of a copy of the Court Order of the Irish High Court sanctioning the Scheme. Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting or the EGM. It is expected that the Scheme will become effective and that the Transaction will be completed during the first quarter of 2026, subject to satisfaction or waiver (if applicable) of the Conditions.
3
THE CONDITIONS

The Conditions to the Transaction and the Scheme are set out in full at Annex C to this proxy statement. In summary, completion of the Transaction is subject to the satisfaction (or waiver, if applicable) of all of the following conditions on or before the End Date:
Mutual Conditions Precedent to the Scheme:

•
the approval of the Scheme Meeting Resolution by a majority in number of Avadel Shareholders, as at the Voting Record Time, representing at least seventy-five percent (75%) in value of the Avadel Shares, at the Voting Record Time, present and voting either in person or by proxy, at the Scheme Meeting (or at any adjournment or postponement of such meeting);

•
each of the Required EGM Resolutions (as defined below) being duly passed by the requisite majority of Avadel Shareholders, as at the Voting Record Time, at the EGM (or at any adjournment or postponement of such meeting);

•
the sanction of the Scheme by the Irish High Court (with or without material modification, but subject to any such modification being acceptable to each of Alkermes and Avadel) pursuant to Sections 449 to 455 of the Companies Act;

•
copies of the Court Order having been delivered for registration to the Registrar of Companies;

Mutual Conditions Precedent:
•
the waiting period (or any extension thereof) applicable under the HSR Act having expired or having been earlier terminated and, to the extent applicable, any agreement between Avadel and Alkermes,

on the one hand, and the Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice, on the other hand, not to consummate the Scheme or the Transaction having expired or been earlier terminated;
•
no Government Entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transaction;

•
the Transaction Agreement not having been terminated in accordance with its terms;

Conditions Precedent to the Obligations of Alkermes:
•
the accuracy of Avadel’s representations and warranties, subject to certain materiality and material adverse effect exceptions;

•
the performance by Avadel, in all material respects, of all of its covenants and agreements under the Transaction Agreement;

•
the absence of a Company Material Adverse Effect (as defined in the Transaction Agreement) that is continuing; and

•
Alkermes having received a certificate from an executive officer of Avadel confirming the satisfaction of the conditions set forth in the first and second bullet notes above.

Conditions Precedent to the Obligations of Avadel:
•
the accuracy of Alkermes’ representations and warranties, subject to certain materiality and material adverse effect exceptions;

•
the performance by Alkermes, in all material respects, of all of its covenants and agreements under the Transaction Agreement;

•
the CVR Agreement being in full force and effect;

•
the absence of a Parent Material Adverse Effect (as defined in the Transaction Agreement) that is continuing; and

•
Avadel having received a certificate from an executive officer of Alkermes confirming the satisfaction of the conditions set forth in the first and second bullet notes above.

The Transaction is also conditioned on the Scheme becoming effective and unconditional by not later than the End Date. See the section of this proxy statement entitled “The Transaction Agreement — Conditions to the Closing of the Transaction” for further information.
4
CONSENTS AND SPECIAL MEETINGS

The Scheme Meeting is being convened at the direction of the Irish High Court to seek the approval of the Scheme by Avadel Shareholders as of the Voting Record Time. The EGM is being convened to seek the approval of Avadel Shareholders as of the Voting Record Time with respect to certain resolutions that are necessary or desirable to effect and to implement the Scheme, as described below.
Whether or not an Avadel Shareholder votes in favor of the Scheme at the Scheme Meeting and/or votes in favor of the resolutions at the EGM, if the Scheme becomes effective all Scheme Shares will be transferred to Alkermes and / or its nominee(s) in accordance with the terms of the Scheme and the Scheme Consideration will be paid to the Scheme Shareholders. In addition, if the Scheme becomes effective, any Avadel Shares issued after the Scheme Record Time will be transferred to Alkermes and/or its nominee(s) in accordance with the amendments proposed to Avadel’s Articles of Association at the EGM in consideration for the same aggregate Cash Consideration and CVR Consideration as is payable to the Scheme Shareholders.
Before the Irish High Court’s sanction of the Scheme can be sought, the Scheme will require approval by Avadel Shareholders as of the Voting Record Time at the Scheme Meeting and the passing of the Required EGM Resolutions (as defined below). The Scheme Meeting will start at      a.m. (Irish local time) on            , 2026 and the EGM will start at      a.m. (Irish local time) on            , 2026 or, if the

Scheme Meeting has not concluded by      a.m. (Irish local time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof).
Notices of the Scheme Meeting and the EGM, which contain the full text of the proposals to be presented to Avadel Shareholders for consideration, are set out at the front of this proxy statement. You are encouraged to read these notices and the full text of each proposal in detail. Entitlement to notice of and/or to vote at each meeting will be determined by reference to the Register of Members at the Voting Record Time. See the sections of this proxy statement entitled “Part 1 — The Transaction and the Special Meetings —  The Special Meetings of Avadel’s Shareholders — Voting Your Ordinary Shares” and “Part 1 — The Transaction and the Special Meetings — The Special Meetings of Avadel’s Shareholders —  Voting Ordinary Shares Held in Street Name.”
As of the Voting Record Time, Avadel held no ordinary shares in treasury.
As of the Voting Record Time, there were 98,153,471 Avadel Shares in issue, no preferred shares with par value of US$0.01 in issue and 25,000 deferred, non-voting, ordinary shares with par value of €1.00 in issue and there were 130 registered members whose names appeared in the Register of Members.
4.1
Scheme Meeting

The Scheme Meeting has been convened at the direction of the Irish High Court for      a.m. (Irish local time) on            , 2026 to enable Avadel Shareholders as of the Voting Record Time to consider and, if thought fit, approve a resolution to approve the Scheme and to approve any motion by the Chair of the Scheme Meeting to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme (the “Scheme Meeting Adjournment Resolution”). At the Scheme Meeting, voting will be by poll and not a show of hands, and each Avadel Shareholder as of the Voting Record Time who is present (in person or by proxy) will be entitled to one vote for each Avadel Share held as of the Voting Record Time. In order to conduct business at the Scheme Meeting a quorum must be present. The quorum for the Scheme Meeting shall be five or more Avadel Shareholders as of the Voting Record Time present in person or by proxy holding at least a majority of the issued and outstanding Avadel Shares entitled to vote at the Scheme Meeting.
In order for the Scheme Meeting Resolution to pass, it requires approval at the Scheme Meeting by a majority in number of Avadel Shareholders at the Voting Record Time who are present and voting, either in person or by proxy, representing at least seventy-five percent (75%) in value of the Avadel Shares voted at such meeting, either in person or by proxy. The Scheme Meeting Adjournment Resolution is proposed as an “ordinary resolution”, which means that it requires the approval of a simple majority (being more than fifty percent (50%)) of the votes cast by Avadel Shareholders as of the Voting Record Time present and voting (in person or by proxy) at the Scheme Meeting.
The Scheme is conditioned on the approval of the Scheme Meeting Resolution. The Scheme is not conditioned on the approval of the Scheme Meeting Adjournment Resolution.
It is important that, for the Scheme Meeting, as many votes as possible are cast so that the Irish High Court may be satisfied that there is a fair representation of the opinion of Avadel Shareholders as of the Voting Record Time when it is considering whether to sanction the Scheme. You are therefore strongly urged to complete and return your proxy card for the Scheme Meeting as soon as possible.
4.2
EGM

In addition to the Scheme Meeting, the EGM has been convened for      a.m. (Irish local time) on            , 2026, or, if the Scheme Meeting has not concluded by      a.m. (Irish local time), as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof). A quorum must be present in order to conduct any business at the EGM. The quorum for the EGM shall be at least five or more Avadel Shareholders as of the Voting Record Time present in person or by proxy holding not less than a majority of the issued and outstanding Avadel Shares entitled to vote at the EGM.
At the EGM, the following proposals will be voted on by Avadel Shareholders as of the Voting Record Time:

1.
To approve the Scheme and to authorize the Avadel Board to take all such action as it considers necessary or appropriate to carry the Scheme into effect (the “Scheme Approval Resolution”);

2.
To amend the Articles of Association of Avadel so that any Avadel Shares that are issued on or after the Voting Record Time to persons other than Alkermes will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Alkermes for the Scheme Consideration (the “Articles of Association Amendment Resolution”);

3.
To approve, on a non-binding, advisory basis, certain compensation arrangements proposed to be entered into between Avadel and its named executive officers (the “Compensation Resolution”); and

4.
To approve any motion by the Chair of the EGM to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution or the Articles of Association Amendment Resolution (the “EGM Adjournment Resolution”).

The Scheme is conditioned on the approval of the Scheme Approval Resolution and the Articles of Association Amendment Resolution described above (the “Required EGM Resolutions”). The Scheme is not conditioned on the approval of the Compensation Resolution or the EGM Adjournment Resolution.
The Scheme Approval Resolution, the Compensation Resolution and the EGM Adjournment Resolution are each proposed as “ordinary resolutions”, which means that they require the approval of at least a majority (being more than fifty percent (50%)) of the votes cast by the Avadel Shareholders as of the Voting Record Time present and voting (in person or by proxy) at the EGM. The Articles of Association Amendment Resolution is a “special resolution” which requires the approval of at least seventy-five percent (75%) of the votes cast by the Avadel Shareholders as of the Voting Record Time present and voting (in person or by proxy) at the EGM. The Transaction is conditioned on the approval of the Scheme Meeting Resolution and the Required EGM Resolutions by the requisite majorities of Avadel Shareholders as of the Voting Record Time. The Transaction is not conditioned on the approval of the Scheme Meeting Adjournment Resolution, the Compensation Resolution or the EGM Adjournment Resolution.
4.3
Avadel Court Hearing

Subject to the approval of the Scheme Meeting Resolution and the Required EGM Resolutions and the prior satisfaction or, where applicable, waiver of the Conditions (other than those Conditions which by their nature cannot be satisfied prior to the hearing by the Irish High Court of the application to sanction the Scheme), the Court Hearing is expected to take place in the first quarter of 2026. Each Avadel Shareholder as of the Voting Record Time is entitled to be represented by counsel or a solicitor (at his or her own expense), or to appear in person, at the Court Hearing to support or oppose the sanctioning of the Scheme.
4.4
Forms of Proxy

Avadel Shareholders as of the Voting Record Time are being sent a form of proxy card for each of the Scheme Meeting and the EGM. Avadel Shareholders are strongly urged to complete and return their proxy cards as soon as possible and, in any event, no later than 11:59 p.m. (Irish local time) on            , 2026. The proxy cards for the Scheme Meeting and the EGM may also be handed by an Avadel Shareholder to the Chair of the Scheme Meeting or the EGM, as applicable, before the start of the applicable special meetings on            , 2026 and will still be valid.
4.5
Voting Your Ordinary Shares

Avadel Shareholders as of the Voting Record Time may vote by proxy and/or in person at each special meeting. Avadel recommends that Avadel Shareholders submit the proxy even if they plan to attend either or both special meetings. If an Avadel Shareholder votes by proxy, that Avadel Shareholder may change its vote, among other ways, if he, she or it attends and votes at the Scheme Meeting or the EGM, as applicable. Completion and return of a form of proxy will not preclude an Avadel Shareholder as of the Voting Record Time from attending and voting in person at the Scheme Meeting or the EGM, or any adjournments thereof, as applicable, if that Avadel Shareholder wishes to do so. Any alteration to the form of proxy must be initialed by the person who signs it.

If you own shares in your own name, you are considered, with respect to those shares, the “shareholder of record.” If your Avadel Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.”
If you are an Avadel Shareholder as of the Voting Record Time, you may use the enclosed proxy cards to tell the named proxies how to vote your shares.
If you properly complete, sign, date and return your proxy cards, your shares will be voted in accordance with your instructions. The named proxies will vote all Avadel Shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy cards appointing the Chair of the Scheme Meeting or EGM, as the case may be, as your proxy but do not mark the proxy card to tell the proxy how to vote on a voting item, your shares will be voted in respect of such voting item at the discretion of the Chair of the Scheme Meeting or EGM, as the case may be.
Avadel Shareholders as of the Voting Record Time may also vote over the Internet at www.envisionreports.com/AVDL or by telephone at 1-800-652-VOTE (8683) anytime up to 11:59 p.m. (Irish local time) (being 6:59 p.m. U.S. Eastern Time) on [•], 202[•]. Voting instructions are printed on the proxy cards or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the special meetings. You may also hand your applicable completed and signed proxy cards to the Chair of the Scheme Meeting or the EGM, as the case may be, before the start of the applicable special meeting.
4.6
Voting Ordinary Shares Held in Street Name

If your shares are held in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions that the bank, broker or other nominee provides to you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares so you should carefully read the materials provided to you by their bank, broker or other nominee.
If you do not provide a signed voting instruction form to your bank, broker or other nominee, your shares will not be voted on any proposal on which the bank, broker or other nominee does not have discretionary authority to vote. This is referred to as a broker non-vote. In these cases, the bank, broker or other nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either special meeting.
Accordingly, if you are a shareholder who holds shares through a bank or other nominee and you fail to provide a signed voting instruction form to your bank, broker or other nominee, your shares held through such bank, broker or other nominee will not be voted at either special meeting.
5
STRUCTURE OF THE SCHEME

It is proposed that, pursuant to the provisions of the Scheme, all Scheme Shares will be transferred to Alkermes and / or its nominee(s) in accordance with the terms of the Scheme. Please see the section of this proxy statement entitled “Summary — Structure of the Transaction”.
6
OPINIONS OF THE FINANCIAL ADVISORS TO AVADEL

Please see the section of this proxy statement entitled “Part 1 — The Transaction and the Special Meetings — The Transaction — Opinion of Morgan Stanley” and “Part 1 — The Transaction and the Special Meetings — The Transaction — Opinion of Goldman Sachs” beginning at pages 26 and 32 of this proxy statement.
7
ALKERMES’ REASONS FOR THE TRANSACTION

Alkermes believes there is a compelling strategic and financial rationale for undertaking the Transaction, which is expected to deliver the following benefits:
•
The acquisition of Avadel and its commercial product, LUMRYZTM, positions Alkermes as a key player in the commercial sleep medicine market;

•
LUMRYZTM, the first and only once-at-bedtime oxybate for narcolepsy, is approved for the treatment of cataplexy or excessive daytime sleepiness in patients 7 years of age or older with narcolepsy. Its once-nightly dosing offers a differentiated product profile with strong market uptake since its launch and significant growth potential.

•
Avadel’s established and proven commercial infrastructure and experience in rare disease provide a strong foundation for the potential launch of alixorexton, Alkermes’ orexin 2 receptor agonist candidate in development for the treatment of narcolepsy and idiopathic hypersomnia.

•
The Transaction is expected to be immediately accretive and to enhance Alkermes’ revenue growth profile and profitability upon Completion, expected in the first quarter of 2026.

•
The financial strength and capabilities of the combined organization will support a broad development strategy for Alkermes’ portfolio of orexin 2 receptor agonists, including ALKS 4510 and ALKS 7290, which are currently in phase 1 studies. In addition, the combined resources will support the advancement of clinical studies to support potential label expansion opportunities for LUMRYZTM, currently being studied in a phase 3 clinical trial in patients with idiopathic hypersomnia, and the potential advancement of valiloxybate, Avadel’s in-licensed salt-free, once-at-bedtime oxybate candidate in clinical development.

•
Integration of Avadel’s operations is expected to drive certain cost synergies and operational efficiencies, as Alkermes prepares for the potential commercial launch of alixorexton, its lead orexin development candidate.

8
ALKERMES’ INTENTIONS REGARDING AVADEL

Alkermes believes there is a compelling strategic and financial rationale for undertaking the Transaction, which would position Alkermes and Avadel (the “Combined Group”) as a leader in sleep medicine. Alkermes recognizes the skills, knowledge and experience of Avadel’s employees and is excited to work with them to further expand the commercial portfolio and development pipeline, and grow the value, of the Combined Group in the longer term. In the period prior to Completion, to the extent permitted by applicable Antitrust Laws, Alkermes intends to engage with Avadel’s senior management in integration planning, including a review of Avadel’s business. While the parameters of the review have not yet been finalized, Alkermes expects that it will involve evaluating the best way in which to further maximize the value of the Combined Group’s sleep disorder portfolio through commercial execution and investments in clinical development.
In addition, the review will also include an assessment of how best to combine the operations of Alkermes and Avadel in order to achieve some of the expected benefits of the Transaction (including the cost synergies identified “Part 1 — The Transaction — Recommendation of the Avadel Board and Avadel’s Reasons for the Transaction”). The review would aim to identify and assess integration benefit opportunities, and to ascertain any areas in which a reduction in the number of employees of the Combined Group may be appropriate. Alkermes has not yet carried out the review referred to above and, except as described below, has not reached any conclusions as to its likely outcome nor made any decisions in relation to specific actions that may be taken in relation to the integration of Alkermes and Avadel.
8.1
Management and Employees

Alkermes attributes significant value to Avadel’s management and employees, whose contributions will be key to growing the value of the enlarged business of Alkermes in the longer term.
Alkermes will safeguard the existing employment rights, including pension rights, of Avadel management and employees as required by applicable law. Alkermes does not envisage any material change in the conditions of employment of the management and employees of the Combined Group as a result of the Transaction. Under the Transaction Agreement, Alkermes has given certain assurances in relation to the continuation of certain existing compensation and employment benefit arrangements of Avadel employees following the Transaction, further details of which are provided in “The Transaction Agreement — Employee Matters”.
While Alkermes has not yet carried out the review of Avadel’s business referred to above and has not reached any conclusions as to its likely outcome or made any decisions in relation to any specific actions that may be taken as a result of this evaluation in relation to employees of the Combined Group, Alkermes currently anticipates that there will be some operational and administrative reorganization of Avadel required following Completion. This will also facilitate the integration of the two businesses as part of the Combined Group. In particular, certain central corporate and support functions, including those relating to Avadel’s status as a listed company, may no longer be required on a standalone basis or may be reduced in scope. No decisions have been made as to the number of employees or the roles and locations that may be affected. Alkermes also currently anticipates that there may be opportunities for the Combined Group to realize cost efficiencies from leveraging Alkermes’ existing systems and processes across various functions.
The current directors of Avadel intend to resign as directors of Avadel with effect from Completion.
8.2
Headquarters, Locations of Business and Assets

Following Completion, the global headquarters of the Combined Group will be located at Alkermes’ current global headquarters in Dublin, Ireland.
Alkermes will, as part of its review of Avadel’s business referred to above, evaluate the consolidation of some or all of Avadel’s locations of business, including functions currently undertaken at Avadel’s U.S. headquarters in St. Louis, Missouri, into Alkermes’ global headquarters in Dublin, Ireland and other locations of Alkermes across the United States.
No material changes are envisaged by Alkermes with respect to the redeployment of Avadel’s fixed asset base.
8.3
Delisting and Deregistration of Avadel Shares

As further described in the section of this proxy statement entitled “Delisting and Deregistration of Avadel Shares” following Completion, the Avadel Shares will be delisted from Nasdaq Global Market and deregistered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will cease to be publicly traded.
Management Incentivization
Information in relation to transaction bonuses that Avadel may grant to Avadel employees is set out in paragraph 11.1 below. Otherwise, Alkermes has not entered into, and has not had discussions or proposals to enter into, any form of incentivization arrangements, with members of Avadel’s management.
9
BOARD, MANAGEMENT AND EMPLOYEES

9.1
Generally

Upon the Scheme becoming effective, all of the directors of Avadel intend to resign from the Avadel Board and one or more persons nominated by Alkermes will be appointed to the Avadel Board.
9.2
Indemnification and Insurance

Information in relation to existing and future indemnification and insurance arrangements for Avadel’s directors and executive officers is set out in paragraph 11.3 below.
9.3
Employment and Benefits Matters

From the date of Completion through the earlier of (x) the first anniversary of the Effective Time and (y) the termination of the employment of any relevant Avadel employee (the “Benefits Continuation Period”), Alkermes will provide, or will cause its subsidiaries to provide, each Avadel employee with (i) an annual base salary or base wage rate (as applicable) and target annual cash bonus opportunity or target cash commissions opportunity no less favorable, in the aggregate, than as provided immediately prior to the Effective Time (provided that each Avadel employee’s annual base salary or base wage rate (as applicable) shall also independently be no less than 95% of the annual base salary or base wage rate (as applicable) in effect immediately prior to the Effective Time), and (ii) employee pension and welfare benefits that are no less favorable in the aggregate than those provided to similarly situated employees of Alkermes. For purposes of clause (ii), any defined benefit pension plans, non-qualified deferred compensation plans, subsidized retiree health or welfare benefits, post-termination health or welfare benefits and retention or change-in-control payments or awards will not be taken into account.
Alkermes will recognize continuing Avadel employees’ length of employment with Avadel and its subsidiaries and predecessors for purposes of determining vesting, eligibility to participate, and determining level of benefits under Alkermes benefit plans providing benefits to continuing Avadel employees to the same extent and for the same purpose as such service was recognized under the corresponding Avadel benefit plans in which the continuing Avadel employee participated immediately prior to the Effective Time, except that length of employment will not be recognized (i) by any defined benefit pension plan or any retiree or post-termination health or welfare benefits, (ii) by any benefit plan that is frozen or for which participation is limited to a grandfathered population, (iii) any equity-based compensation arrangements, or (iv) to the extent it would result in a duplication of benefits or compensation for the same period of service. Service will only be credited to the extent such service is credited for similarly situated Alkermes employees.
Each continuing Avadel employee will be immediately eligible to participate, without any waiting time, in any and all Alkermes benefit plans to the extent coverage under such Alkermes benefit plan is replacing comparable coverage under an employee plan in which such continuing Avadel employee had already satisfied any such waiting period and participated immediately before the Effective Time (such plans, collectively, the “Old Plans”) and for the purposes of each Alkermes benefit plan providing medical, dental, pharmaceutical or vision benefits to any continuing Avadel employee, Alkermes will use its reasonable best efforts to cause (1) all pre-existing condition exclusions and actively-at-work requirements of such Alkermes benefit plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the Alkermes benefit plans, was subject to such conditions under the comparable Old Plans and (2) any eligible expenses incurred by such continuing Avadel employee and his or her covered dependents under the Old Plans during the portion of the plan year of such plans ending on the date such Avadel employee’s participation in the corresponding Alkermes plan begins to be taken into account under the Alkermes plan for the purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such continuing Avadel employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such Alkermes plan.
10
AVADEL EQUITY AWARD HOLDERS

This section describes the treatment of Avadel equity awards. As is required by Rule 15 of the Irish Takeover Rules, appropriate proposals will be made by Alkermes to the Equity Award Holders in connection with the Scheme.
Pursuant to the terms of the Transaction Agreement, the outstanding Avadel equity awards will be treated as follows:

•
each option to purchase Avadel Shares (each, an “Avadel Option”) granted under any Avadel equity incentive plan, program or arrangement under which equity awards are outstanding (the “Avadel Share Plans”), including each option with vesting based all or partially on performance conditions (each an “Avadel Performance-Based Option”) having an exercise price less than the Cash Consideration (each such option, an “Avadel Cash-Out Option”) that is outstanding as of immediately prior to the Effective Time, whether or not vested, will be cancelled and, in exchange therefor, the holder of such cancelled Avadel Cash-Out Option will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel Cash-Out Option immediately prior to the Effective Time, multiplied by (y) the excess of the Cash Consideration over the applicable exercise price per Avadel Share under such Avadel Cash-Out Option; and (ii) one (1) CVR for each Avadel Share subject to such Avadel Cash-Out Option immediately prior to the Effective Time (without regard to vesting);

•
each Avadel Option with an exercise price equal to or greater than the Cash Consideration (and which is therefore not an Avadel Cash-Out Option) that is outstanding immediately prior to the Effective Time, whether or not vested, will be cancelled for no consideration;

•
each award of restricted share units representing the right to receive one or more Avadel Shares or the cash value thereof upon vesting and settlement, whether granted pursuant to the Avadel Share Plans or otherwise (each, an “Avadel RSU Award”) that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled Avadel RSU Award will be entitled to receive (without interest): (i) an amount in cash (less applicable tax and any other mandatory withholdings) equal to the product of (x) the total number of Avadel Shares subject to such Avadel RSU Award immediately prior to the Effective Time multiplied by (y) the Cash Consideration; and (ii) one (1) CVR for each Avadel Share subject to such Avadel RSU Award immediately prior to the Effective Time (without regard to vesting); and

•
each award of Avadel Shares subject to vesting restrictions or forfeiture back to Avadel (each, an “Avadel Restricted Stock Award”), whether granted pursuant to the Avadel Share Plans or otherwise that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will be treated in the same manner as all other Avadel Shares.

Further details regarding the procedures to be followed by the Equity Award Holders will be set out in the Rule 15 proposal to be made by Alkermes to the Equity Award Holders.
11
AVADEL DIRECTORS & EXECUTIVE OFFICERS AND THE EFFECT OF THE SCHEME ON THEIR INTERESTS

11.1
Interests of Certain Persons in the Transaction

In considering the recommendation of the Avadel Board with respect to the Transaction Agreement, you should be aware that some of Avadel’s directors and executive officers may have interests in the Transaction that are in addition to, or different from, any interests of Avadel Shareholders generally. These interests are described in more detail below, and, with respect to the executive officers of Avadel, are quantified in the table below. The Avadel Board was aware of these interests and considered them when it adopted the Transaction Agreement and approved the Transaction.
Avadel ‘s current executive officers and their respective positions are as follows:
Name	Position
Gregory J. Divis	Chief Executive Officer and Director
Thomas S. McHugh	Chief Financial Officer
Susan Rodriguez	Chief Operating Officer
Jerad G. Seurer	General Counsel & Corporate Secretary
Treatment of Equity Awards
The following table sets forth (i) the number of Avadel Shares underlying the Avadel Restricted Stock Awards and the Avadel Options whether vested or unvested, held by each Avadel executive officer and director as of November 20, 2025, the latest practicable date to determine these numbers before the filing of this proxy statement and (ii) the estimated aggregate value of such equity awards as of such date, determined in each case by multiplying (a) the number of Avadel Shares subject to the Avadel equity award by (b)(i) in the case of the minimum value, $21.00, less the applicable exercise price for the Avadel Options and (b)(ii) in the case of the maximum value, $22.50, less the applicable exercise price for the Avadel Options. For information regarding the beneficial ownership of Avadel Shares held by each of Avadel’s directors and named executive officers and all of Avadel’s directors and executive officers as a group, see the section of this proxy statement entitled “Security Ownership of Management and Certain Beneficial Owners.” Each of Avadel’s directors and executive officers shall be entitled to receive, for each Avadel Share he or she holds at the Scheme Record Time, the same consideration in the same manner as other Avadel Shareholders shall receive for an Avadel Share in connection with the Transaction. In addition, for information regarding the treatment in connection with the Transaction of the purchase rights granted to Avadel’s executive officers under the ESPP, see the section of this proxy statement entitled “The Transaction — Interests of Certain Persons in the Transaction —  Treatment of Purchase Rights Under the Employee Share Purchase Plan”.

Name	Avadel Restricted Stock Awards (#)	Value for Avadel Restricted Stock Awards		Avadel Options (#)	Value for Avadel Options
		Minimum ($)	Maximum ($)		Minimum ($)	Maximum ($)
Directors
Peter Thornton	11,000	$231,000	$247,500	241,000	$3,278,970	$3,640,470
Linda Palczuk	11,000	$231,000	$247,500	266,000	$3,530,720	$3,929,720
Geoffrey Glass	11,000	$231,000	$247,500	241,000	$3,278,970	$3,640,470
Eric Ende	11,000	$231,000	$247,500	249,057	$3,436,162	$3,809,748
Gregory J. Divis	52,000	$1,092,000	$1,170,000	2,870,000	$38,432,800	$42,737,800
Mark McCamish	11,000	$231,000	$247,500	291,000	$3,830,570	$4,267,070
Naseem Amin	11,000	$231,000	$247,500	71,500	$413,820	$521,070
Executive Officers
Gregory J. Divis	52,000	$1,092,000	$1,170,000	2,870,000	$38,432,800	$42,737,800
Thomas S. McHugh	12,600	$264,600	$283,500	1,004,500	$14,119,335	$15,626,085
Susan Rodriguez	—	—	—	300,000	$3,423,000	$3,873,000
Jerad G. Seurer	14,700	$308,700	$330,750	491,500	$6,094,220	$6,831,470
Severance Entitlements
Each Avadel executive officer is a party to an employment agreement with Avadel’s U.S. subsidiary which provides for the severance benefits described below if the executive officer’s employment is terminated by the executive officer for “good reason” or by Avadel for any reason other than “cause” (as such terms are defined in each Avadel executive officer’s employment agreement), including non-renewal by Avadel at the end of the employment term. Upon such a termination each Avadel executive officer is entitled to receive payment of accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under Avadel benefit plans, and, subject to the Avadel executive officer’s execution and non-revocation of a separation and release agreement in favor of Avadel, (i) an amount equal to 1.0 times the executive officer’s then-current base salary (or, for Mr. Divis, 1.5 times his then-current base salary), payable in substantially equal installments in accordance with Avadel’s normal payroll practices; and (ii) if the Avadel executive officer elects continuation coverage under COBRA, payment of the Avadel executive officer’s monthly COBRA premiums until (x) 12 months (or, for Mr. Divis, 18 months) following the Avadel executive officer’s date of termination or (y) the date that the Avadel executive officer becomes covered under similar plans of any subsequent employer or otherwise ineligible for COBRA.
In addition to the severance benefits described above, if such a termination occurs (A) for Mr. Divis, within 6 months prior to or 18 months following a “change of control” (as defined in Mr. Divis’ employment agreement), or (B) for each other Avadel executive officer, within 18 months following a “change of control” (as defined in each such Avadel executive officer’s employment agreement), the Avadel executive officer is entitled to also receive (i) immediate vesting of 100% of such Avadel executive officer’s outstanding and unvested stock options and other stock-based awards, (ii) extension of such any outstanding and vested stock options held by such Avadel executive officer as of the date of termination, with such stock options remaining outstanding and exercisable until the 18-month anniversary of such date of termination (not to extend beyond the original maximum term of such stock option); and (iii) for Mr. Divis only, a lump sum payment equal to the higher of (x) the greater of (I) his target bonus in effect for the fiscal year in which the change of control occurs or (II) his target bonus in effect for the fiscal year in which the termination of employment occurs, or (y) his actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs.
The Completion of the Transaction will qualify as a “change of control” under each Avadel executive officer’s employment agreement, and the payments and benefits provided under such employment agreements in connection with the Transaction may be subject to an excise tax under Section 4999 of the U.S. Internal Revenue Code of 1986, as amended (referred to hereinafter as the “Code”). These payments and benefits may also not be eligible for U.S. federal income tax deduction for Avadel’s U.S. subsidiary pursuant to Section 280G of the Code. If the payments or benefits payable to each Avadel executive officer in connection with the Transaction would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the Avadel executive officer.
All severance benefits (other than due to death or complete disability) provided to Avadel’s named executive officers pursuant to their employment agreements are contingent upon the executive’s execution of a separation agreement and release of claims in Avadel’s favour.
Transaction Bonuses
Prior to the Effective Time, Avadel may grant transaction bonuses to employees of Avadel and the aggregate amount of such transaction bonuses shall not exceed $1 million (the “Transaction Bonuses”), though no executive officer of Avadel has received or will receive a transaction bonus in connection with the Transaction. The Transactions Bonuses shall be paid in three increments between Completion and the first anniversary of Completion (subject to the recipient’s continued employment or other service relationship with Avadel through the time of each payment; provided, that in the event that a recipient’s employment or other service relationship is terminated by Avadel without “cause” (as defined in Avadel’s severance policy) prior to the applicable payment date, any portion of the transaction bonus not yet paid shall be paid in full to such employee within 30 days after such termination date).
As required by and solely for the purposes of Rule 16.2 of the Irish Takeover Rules, Morgan Stanley and Goldman Sachs (as independent advisors to the Company for the purposes of Rule 3 of the Irish Takeover Rules), as of the date of this proxy statement, each confirm that they reviewed the terms of the Transaction Bonuses together with other information deemed relevant and consider the arrangements in each of their opinions to be fair and reasonable so far as the Avadel Shareholders are concerned. In providing this confirmation, each of Morgan Stanley and Goldman Sachs respectively has taken into account the commercial assessments of the Avadel directors.
Acceleration of 2025 Annual Bonuses
If Completion occurs prior to the date that Avadel would normally pay annual bonuses for the 2025 fiscal year, each employee participating in Avadel’s corporate annual cash incentive program, including Avadel’s executive officers, will receive an annual bonus for the 2025 fiscal year as soon as practicable following Completion at the greater of target or actual performance. The following table sets forth each Avadel executive officer’s target bonus for 2025 (assuming payout at 100%):
Name	Target 2025 Bonus ($)
Gregory J. Divis	$390,960
Thomas S. McHugh	$209,417
Susan Rodriguez(1)	$146,503
Jerad G. Seurer	$189,000

(1)
Pursuant to Ms. Rodriguez’ employment agreement, her annual bonus for the 2025 fiscal year will be pro-rated based on the date she began employment with Avadel.

280G Mitigation Actions
Avadel may take certain tax-planning actions to mitigate potentially adverse tax consequences under the “golden parachute” provisions of Sections 280G and 4999 of the Code that could arise in connection with Completion of the Transaction. The tax-planning and mitigation actions may include accelerating vesting of equity awards and/or payment of 2025 bonuses for Avadel executive officers but may not, for the avoidance of doubt, pay any gross-ups or similar make-whole payments. However, any accelerated payments for Avadel executive officers will be subject to clawback in the event that the Avadel executive officer terminates employment for any reason other than death, disability or a severance-eligible termination, as described above under the heading “Severance Entitlements” prior to the date such vesting or payment would otherwise have occurred.
Director and Officer Indemnification Insurance
Pursuant to the terms of the Transaction Agreement, Avadel’s directors and officers shall be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Transaction. Such indemnification and insurance coverage is further described in paragraph 11.3.
11.2
Continuing Directors

Upon the Scheme becoming effective, all of the current directors of Avadel intend to resign from the Avadel Board and one or more persons nominated by Alkermes will be appointed to the Avadel Board.
11.3
Indemnification and Insurance

Avadel and its subsidiary, Avadel US Holdings, Inc., are party to certain indemnification agreements that require Avadel, among other things, to indemnify the present and former directors, officers and certain employees against certain liabilities that may arise by reason of their status or service as directors or officers, to the extent permitted by law. In addition, pursuant to the terms of the Transaction Agreement, certain directors and officers of Avadel will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Transaction. Such indemnification and insurance coverage is further described in the Transaction Agreement.
12
TAXATION

Your attention is drawn to the section of this proxy statement entitled “Material Tax Consequences of the Proposed Transaction” which provides a high-level summary of the principal Irish and U.S. tax consequences of the Transaction. If you are in any doubt as to your own position with respect to taxation, if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland or the United States, you should consult an independent financial advisor or tax advisor immediately.
13
SETTLEMENT, DELISTING AND DEALINGS

Following the consummation of the Transaction, all Avadel Shares will be delisted from Nasdaq Global Market and deregistered under the Exchange Act and will cease to be publicly traded. The last day of dealings in Avadel Shares on the Nasdaq Global Market is currently expected to be on or about the Business Day prior to the Effective Date. No transfers of Avadel Shares (other than transfers to Alkermes and/or its nominee(s)) will be registered after the Scheme Record Time.
Alkermes will (a) appoint the Paying Agent to effect the technical implementation of the settlement of the Cash Consideration to the Avadel Shareholders entitled thereto following effectiveness of the Scheme and (b) procure the Rights Agent (mutually acceptable to Avadel and Alkermes) to effect the technical implementation of the settlement of the CVR Consideration, if applicable, to Avadel Shareholders entitled thereto following effectiveness of the Scheme. Following the Effective Time, it is intended that Avadel will be re-registered as a private company limited by shares.
13.1
Scheme Consideration

Subject to the Scheme becoming effective, settlement of the consideration to which any Avadel Shareholder (save as set out below) is entitled under the Transaction will be paid to such Avadel Shareholders within fourteen (14) days following the Effective Date whereupon (i) the Paying Agent appointed by Alkermes will deliver, or cause to be delivered, the cheques for the Cash Consideration to the persons entitled thereto, unless otherwise properly directed by the person entitled thereto and (ii) the Rights Agent will record the Avadel Shareholders entitled thereto as the owners of the CVR Consideration in the CVR Register in accordance with the terms of the CVR Agreement.
Settlement of the consideration (net of withholding taxes required to be deducted and withheld by applicable laws) to which any current or former employees of the Avadel Group are entitled in respect of

Unvested Scheme Shares, will be paid through payroll within ten (10) business days of the Effective Date; provided, however, that to the extent that any such Holder of Scheme Shares is not, and was not at any time during the vesting period applicable to such Scheme Shares, an employee of the Avadel Group for employment tax purposes, such Holder of Scheme Shares shall receive the consideration payable to them in accordance with the procedure set out above.
13.2
General

Alkermes has confirmed that, except as provided for in the Scheme or otherwise with the consent of the Irish Takeover Panel, any payment to which an Avadel Shareholder is entitled to receive from Alkermes will be implemented in full without regard to any lien, right of set-off, counterclaim or other analogous right to which Alkermes may be, or claim to be, entitled against any such Avadel Shareholder.
All documents and remittances sent to Avadel Shareholders (or in accordance with their directions) will be dispatched at their own risk. It is intended that all cheques issued by the Paying Agent will be drawn on a clearing bank in the United States.
13.3
Certain Effects of the Scheme

At Completion of the Transaction, which is expected in the first quarter of 2026, Avadel will become a wholly owned subsidiary of Alkermes.
14.
OVERSEAS SHAREHOLDERS

As regards overseas shareholders of Avadel (“Overseas Shareholders”), the Transaction may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements of such relevant jurisdictions. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.
This explanatory statement has been prepared for the purposes of complying with the laws of Ireland and the United States and the Irish Takeover Rules and the rules of the SEC, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Ireland and the United States.
Overseas Shareholders are encouraged to consult their local tax and legal advisors.
15
ACTION TO BE TAKEN

Please refer to the section of this proxy statement entitled “Part 1 — The Transaction and the Special Meetings — The Special Meetings of Avadel’s Shareholders” for a summary of the actions to be taken.
16
FURTHER INFORMATION

The terms of the Scheme are set out in full in Part 3 — The Scheme of Arrangement of this proxy statement. Your attention is drawn to the conditions and further terms of the Transaction set out in the remaining parts of this proxy statement, all of which form part of this proxy statement.

PART 3 — THE SCHEME OF ARRANGEMENT
THE SCHEME OF ARRANGEMENT
2025 No. [  ] COS
THE HIGH COURT
IN THE MATTER OF
AVADEL PHARMACEUTICALS PLC
AND IN THE MATTER OF
THE COMPANIES ACT 2014
SCHEME OF ARRANGEMENT
(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014)
BETWEEN
AVADEL PHARMACEUTICALS PLC
AND
THE HOLDERS OF THE SCHEME SHARES
(AS HEREINAFTER DEFINED)
PRELIMINARY
A.
In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Alkermes”	Alkermes plc, a public limited company incorporated under the laws of Ireland (with registration number 498284) having its registered office at Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 C5Y6;
“Alkermes Group”	Alkermes and all its Subsidiaries from time to time;
“Antitrust Laws”	the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or the substantial lessening of competition;
“Avadel”	Avadel Pharmaceuticals plc, a public limited company incorporated under the laws of Ireland (with registration number 572535) having its registered office at 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland;
“Avadel Board”	the board of directors of Avadel from time to time and for the time being;
“Avadel Group”	Avadel and all its Subsidiaries from time to time;
“Avadel Shareholders”	Holders of Avadel Shares;
“Avadel Shares”	the ordinary shares issued in the capital of Avadel with a nominal value of US$0.01 per share;

“Business Day”	any day other than a Saturday, Sunday or public holiday in Dublin or New York;
“Cash Consideration”	$21.00 in cash per Scheme Share;
“Circular”	the proxy statement dated [ ], 2025 sent to Avadel Shareholders (and for information only, to Equity Award Holders) of which this Scheme forms a part;
“Companies Act”	the Companies Act 2014, as amended;
“Company Product”	all products or product candidates that are being researched, tested, developed, labeled, handled, packaged, stored, supplied, promoted, imported, exported, commercialized, manufactured, sold, distributed, licensed, sublicensed or held for license or sublicense by any member of the Avadel Group and all products or product candidates, if any, with respect to which any member of the Avadel Group has royalty rights, including Avadel’s proprietary formulations of sodium oxybate known as (i) LUMRYZTM (sodium oxybate) for extended-release oral suspension and (ii) valiloxybate, an investigational, once-at-bedtime, salt-free and artificial sweetener-free, extended-release oxybate, as licensed pursuant to a license agreement between Avadel and XWPharma Ltd.;
“Company Regulatory Agency”	any Government Entity with jurisdiction related to the quality, identity, strength, purity, safety, efficacy, testing, manufacturing, labeling, storage, distribution, marketing, sale, pricing, import or export of any of the Company Products;
“Company Restricted Stock Award”	all awards of Avadel Shares subject to vesting restrictions or forfeiture back to Avadel, whether granted pursuant to the Company Share Plans or otherwise;
“Company Share Plans”	has the meaning given to it in the Transaction Agreement;
“Completion”	the completion of the Transaction;
“Conditions”	the conditions to the Scheme and the Transaction set out in Appendix III of the Rule 2.7 Announcement and “Condition” means any one of the Conditions;
“Court Hearing”	the hearing by the Irish High Court of the application to sanction the Scheme under Section 453 of the Companies Act;
“Court Order”	the order or orders of the Irish High Court sanctioning the Scheme under Section 453 of the Companies Act;
“CVR Agreement”	the contingent value rights agreement to be entered into by and between Alkermes and the Rights Agent, substantially in the form attached to the Transaction Agreement;
“CVR Consideration”	one (1) contractual non-tradeable contingent value right per Scheme Share which shall represent the right to receive a potential additional cash payment pursuant to the CVR Agreement;
“CVR Register”	has the meaning given to it in the CVR Agreement;
“Designated Shares”	any Avadel Shares held from time to time by Alkermes, any other member of the Alkermes Group and / or any nominee of any member of the Alkermes Group;
“Effective Date”	the date on which the Scheme becomes effective in accordance with clause 7 of this Scheme;
“Effective Time”	the time on the Effective Date at which the Scheme becomes effective in accordance with clause 7 of this Scheme;

“EGM”	the extraordinary general meeting of Avadel Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme on [ ], 2026 at [ ] a.m. (Irish time) or, if later, immediately after the conclusion of the Scheme Meeting (it being understood that, if the Scheme Meeting is adjourned or postponed, the EGM shall be correspondingly adjourned or postponed);
“End Date”	the date that is twelve (12) months from October 22, 2025 (being October 22, 2026), provided that, if Completion shall not have occurred as of the End Date and all the conditions to Completion, other than Conditions 1, 2.3, 2.4 and 3.1 (including as a result of a Government Shutdown), would be satisfied if Completion were to occur on such date, the End Date shall be automatically extended to the date that is fifteen (15) months from October 22, 2025 (being January 22, 2027), and such date shall be the End Date;
“Equity Award Holder Proposal”	the proposal of Alkermes to the Equity Award Holders to be made in accordance with the Transaction Agreement, Rule 15 of the Irish Takeover Rules and the terms of the Company Share Plans (as defined in the Transaction Agreement);
“Equity Award Holders”	holders of certain equity awards issued by Avadel;
“EUR€” or “€”	euro, the lawful currency of Ireland;
“Forms of Proxy”	the BLUE form of proxy for the Scheme Meeting and the YELLOW form of proxy for the EGM, as the context may require;
“Government Entity”	United States, Irish or other foreign or supranational, federal, state or local government or any commission, board, body, division, political subdivision, bureau or other regulatory authority or agency thereof, and including courts and other judicial bodies, or any competition, antitrust, national security, foreign investment or supervisory body, central bank, public international organization or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, and including the Irish Takeover Panel, the Irish High Court, the SEC and each Company Regulatory Agency;
“Government Shutdown”	any shutdown resulting from the lack of Congressional budget appropriations, prior to the End Date, of certain United States federal government services provided by the Federal Trade Commission and Department of Justice to review the transactions contemplated by the Transaction Agreement under the HSR Act;
“Holder”	in relation to any Avadel Share, the Member whose name is entered in the Register of Members as the holder of that share and “Joint Holders” means the Members whose names are entered in the Register of Members as the joint holders of that share and includes any person(s) entitled by transmission;
“HSR Act”	the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;
“Irish High Court”	the High Court of Ireland;
“Irish Takeover Rules”	the Irish Takeover Panel Act, 1997, Takeover Rules, 2022;

“Law”	any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, executive order or agency requirement of any Government Entity;
“Members”	the members of Avadel as entered in its Register of Members at any relevant date, and “Member” will be interpreted accordingly;
“Order”	any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Government Entity or arbitrator (in each case, whether temporary, preliminary or permanent);
“Parties”	Avadel and Alkermes; “Party” shall mean Avadel or Alkermes (as the context requires);
“Paying Agent”	the bank or trust company appointed by Alkermes to act as paying agent for the payment of the Cash Consideration;
“Register of Members”	Avadel’s register of members maintained pursuant to the Companies Act;
“Registrar of Companies”	the Registrar of Companies in Dublin, Ireland (being the “Registrar” as defined in Section 2 of the Companies Act);
“Relevant Authority”	any Irish, United States or other foreign national or supranational, federal, state, local or other governmental or regulatory authority, agency, commission, board, body, bureau, arbitrator, arbitration panel or other authority or agency, including courts and other judicial bodies, or any competition, anti-trust foreign investment review or supervisory body, central bank or other governmental, trade or regulatory agency or body, securities exchange, stock exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction (provided it has jurisdiction over the applicable person or its activities or property) including, for the avoidance of doubt, the Irish Takeover Panel, the Irish High Court, and the SEC;
“Restricted Jurisdiction”	any jurisdiction where it would be unlawful to send or make available information concerning the Transaction to Avadel Shareholders;
“Restricted Overseas Shareholder”	an Avadel Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Avadel Shareholder whom Avadel believes to be in, or resident in, a Restricted Jurisdiction;
“Revised Offer Announcement”	the joint announcement made by Alkermes and Avadel on November 19, 2025 concerning the Transaction;
“Rights Agent”	the rights agent named in the preamble of the CVR Agreement, until a successor rights agent is appointed pursuant to the applicable provisions of the CVR Agreement, and thereafter “Rights Agent” will mean such successor rights agent;
“Rule 2.7 Announcement”	the joint announcement made by Alkermes and Avadel on October 22, 2025, pursuant to Rule 2.7 of the Irish Takeover Rules;

“Scheme” or “Scheme of Arrangement”	this proposed scheme of arrangement under Chapter 1 of Part 9 of the Act to effect the Transaction, on such terms and conditions and in such form as is consistent with the terms agreed to by the Parties as set out in the Rule 2.7 Announcement and the Revised Offer Announcement, including any revision thereof as may be agreed between the Parties in writing, and, if required, by the Irish High Court and the Irish Takeover Panel;
“Scheme Consideration”	the aggregate of (i) the Cash Consideration and (ii) the CVR Consideration to be paid pursuant to this Scheme in respect of each Scheme Share held by Scheme Shareholders at the Scheme Record Time;
“Scheme Meeting Resolution”	the resolution to be considered and voted on at the Scheme Meeting proposing that the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court be agreed to;
“Scheme Meeting”	the meeting of the Avadel Shareholders or, if applicable, any class or classes of the Avadel Shareholders (including, but not limited to, as may be directed by the Irish High Court pursuant to Section 450(5) of the Companies Act) (and any adjournment of any such meeting or meetings) convened by order of the Irish High Court to consider and vote on the Scheme Meeting Resolution, including any adjournments thereof;
“Scheme Record Time”	11.59 p.m. (U.S. Eastern time) on the last Business Day prior to the Effective Date;
“Scheme Shareholder”	each Holder of Scheme Shares;
“Scheme Shares”	the Avadel Shares in issue at the Scheme Record Time but excluding any Designated Shares;
“SEC”	the United States Securities and Exchange Commission;
“Subsidiary”	has the meaning as in Section 7 of the Companies Act;
“Transaction”	the proposed acquisition by Alkermes of Avadel by means of this Scheme (as described in the Rule 2.7 Announcement and the Revised Offer Announcement);
“Transaction Agreement”	the transaction agreement dated October 22, 2025, and entered into between Avadel and Alkermes, as amended by means of an amendment agreement dated November 18, 2025 entered into between Avadel and Alkermes;
“US$” or “U.S. dollars”	U.S. dollars, the lawful currency of the United States of America; and
“Voting Record Time”	5:00 p.m. (U.S. Eastern Time) on November 25, 2025,
and, unless otherwise specified, references to clauses are to clauses of this Scheme.

B.
The authorised share capital of Avadel on the date hereof is US$5,500,000 divided into 500,000,000 ordinary shares with a nominal value of US$0.01 each and 50,000,000 preferred shares with a nominal value of US$0.01 each and €25,000 divided into 25,000 deferred ordinary shares with a nominal value of €1.00 each. As of November 20, 2025 (being the last practicable date prior to the publication of the Circular), there were 98,141,138 Avadel Shares and 25,000 deferred ordinary shares issued and outstanding, all of which are validly issued and fully paid up. There are no preferred shares in issue and no Avadel Shares are held in treasury.

C.
The purpose of the Scheme is to provide for the transfer of the Scheme Shares to Alkermes (and / or its nominee(s)) in consideration for Alkermes paying or procuring the payment of the Scheme Consideration (without interest and less any applicable withholding taxes) to the Scheme Shareholders.

D.
As of November 20, 2025 (being the last practicable date prior to the publication of the Circular), no member of the Alkermes Group held any Avadel Shares.

E.
Alkermes has agreed to submit to the terms of the Scheme. Alkermes undertakes to the Irish High Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme. Alkermes will appear by solicitor and / or counsel at the Court Hearing to formally provide this undertaking to the Irish High Court.

F.
The explanatory statement required to be furnished pursuant to Section 452 of the Companies Act is set out in Part 2 (Explanatory Statement) of the Circular.

THE SCHEME
1.
TRANSFER OF THE SCHEME SHARES

1.1
Pursuant to Chapter 1 of Part 9 of the Companies Act and upon and with effect from the Effective Time, Alkermes (and / or its nominee(s)) shall acquire all of the Scheme Shares (including the legal and beneficial interest therein) held by each Scheme Shareholder fully paid, free from all options, liens, equities, charges, encumbrances, rights of pre-emption and any other third party rights and other interests and together with all and any rights at the date of this Scheme or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions (if any) and any return of capital (whether by reduction of share capital or share premium account or otherwise) announced, declared, paid or made in respect of the Scheme Shares by reference to a record date on or after the Effective Time.

1.2
For the purposes of such acquisition, the Scheme Shares shall be transferred to Alkermes (and / or its nominee(s)) and such transfer shall be effected by means of a form of transfer or other instrument or instruction of transfer, and to give effect to such transfer(s) any person may be appointed by Alkermes as attorney and / or agent and / or otherwise and shall be authorised, as such attorney and / or agent and / or otherwise on behalf of the relevant Scheme Shareholder or Scheme Shareholders concerned, to:

(a)
execute and deliver as transferor a form of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) of such Scheme Shares in favour of Alkermes (and / or its nominee(s)) on behalf of the Scheme Shareholder;

(b)
give a good receipt in respect of consideration received in respect of any such transfer; and

(c)
give such instructions and do all other things which he or she may consider necessary or expedient in connection with such transfer,

and every form or instrument or instruction executed or delivered or other such thing so done shall be as effective as if it had been executed, delivered or done by the Scheme Shareholder to which such form, instrument, instruction or thing relates.
2.
SCHEME CONSIDERATION FOR THE TRANSFER OF THE SCHEME SHARES

2.1
In consideration for the transfer of the Scheme Shares pursuant to clause 1, Alkermes shall pay the Scheme Consideration (without interest and less any applicable withholding taxes) to each Scheme Shareholder in accordance with clause 3.

2.2
If, prior to the Effective Date, any dividend and / or other distribution and / or other return of capital is proposed, authorised, declared, paid or made or becomes payable by Avadel in respect of the Avadel Shares by reference to a record date prior to the Effective Date, Alkermes reserves the right to reduce the consideration payable under the terms of the Scheme by an amount up to the amount of that dividend and / or other distribution and / or return of capital except where the Scheme Shares are or will be acquired pursuant to the Scheme on a basis which entitles Alkermes to receive the dividend, distribution or return of capital and to retain it. If any such dividend and / or other distribution or return of capital occurs, any reference in this Scheme to the consideration payable under the Scheme will be deemed to be a reference to the consideration as so reduced. The exercise of those rights shall not be regarded as constituting any revision or variation of the terms of the Scheme. Any exercise by Alkermes of those rights shall be the subject of an announcement. To the extent that Alkermes exercises those rights, Avadel Shareholders will be entitled to receive and retain that dividend, distribution or return of capital.
2.3
None of Alkermes or Avadel or their respective agents shall be liable to any Scheme Shareholder for any cash payment, dividend or distribution with respect to Scheme Shares delivered to a public official in compliance with any law relating to abandoned property, escheat or law permitting attachment of money or property or similar law.

3.
SETTLEMENT OF SCHEME CONSIDERATION

3.1
Prior to the Effective Date, Alkermes will appoint the Paying Agent to effect the technical implementation of the settlement of the Cash Consideration. For this purpose, Alkermes shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the Scheme Shareholders, cash in an amount equal to the aggregate Cash Consideration payable under the Scheme. Such deposit shall be made promptly and in any event in sufficient time to allow Alkermes to comply with clause 3.2. Prior to the Effective Date, Alkermes will also appoint the Rights Agent to effect the technical implementation of issuance of the CVRs to the applicable Scheme Shareholders and, if any amounts become payable pursuant to the CVR Agreement with respect to the CVRs, the settlement of the CVR Consideration.

3.2
Subject to clause 3.3, not later than fourteen (14) days after the Effective Date Alkermes shall deliver or procure the delivery to the persons entitled thereto, cheques for the Cash Consideration payable to them in accordance with clause 2.1, or payment shall otherwise be made in accordance with any dividend mandate in place pursuant to clause 3.5. All payments shall be made in U.S. dollars.

3.3
In the case of Scheme Shares held by current or former employees of the Avadel Group that are subject to unvested Company Restricted Stock Awards as of immediately prior to the Effective Time (“Unvested Scheme Shares”), as soon as reasonably practicable after the Effective Date (but no later than ten (10) business days after the Effective Date), Alkermes shall, or shall cause its subsidiaries or Avadel to, pay through payroll the aggregate Cash Consideration payable with respect to such Scheme Shares in accordance with clause 2.1 (net of withholding taxes required to be deducted and withheld by applicable Laws); provided, however, that to the extent that any Holder of such Scheme Shares is not, and was not at any time during the vesting period applicable to such Scheme Shares, an employee of the Avadel Group for employment tax purposes, Alkermes shall pay, or cause to be paid, the Cash Consideration payable to them, in accordance with clause 2.1, pursuant to and as set out in clause 3.2.

3.4
Alkermes shall procure that, not later than fourteen (14) days after the Effective Date, the Rights Agent will record the Scheme Shareholders as the owners of the CVR Consideration in the CVR Register in accordance with the terms of the CVR Agreement. All payments due in respect of the CVR Consideration shall be made strictly in accordance with the terms and conditions of the CVR Agreement and the Transaction Agreement.

3.5
Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any Scheme Shares and other instructions given to Avadel by Holders shall, unless notice of revocation of such instructions is received by the Paying Agent prior to the Scheme Record Time, be deemed to be an effective mandate or instruction to Alkermes to pay and despatch any amount payable to any Scheme Shareholder under the Scheme in accordance with such mandate.

3.6
All despatches of cheques pursuant to clause 3.2 shall be effected by sending each cheque by registered post (or international standard post / mail, if overseas) in pre-paid envelopes addressed to the persons entitled thereto at their respective addresses as appearing in the Register of Members at the Scheme Record Time (or, in the case of Joint Holders, at the address of that one of the Joint Holders whose name stands first in the said Register of Members in respect of such joint holding at the Scheme Record Time). None of Alkermes or Avadel or any person or nominee appointed by Alkermes or Avadel or their respective agents shall be responsible for any loss or delay in transmission or delivery of any cheque(s) sent in accordance with this clause 3 which shall be sent entirely at the risk of the persons entitled thereto.
3.7
All cheques drawn in accordance with this clause 3 shall be in U.S. dollars drawn on a U.S. clearing bank and shall be made payable to the Holder of the relevant Scheme Shares (except that, in the case of Joint Holders, Alkermes reserves the right to make such cheques payable to that one of the Joint Holders whose name stands first in the Register of Members in respect of such joint holding at the Scheme Record Time), and the despatch of any such cheque in accordance with 3.2 shall be a complete discharge of Alkermes’ obligations under this Scheme to pay, or procure the payment of, the monies represented thereby.

3.8
In the absence of bad faith or wilful default, none of Alkermes or Avadel, any person or nominee appointed by Alkermes or Avadel or their respective agents shall have any liability for any loss or damage arising as a result of sale or transfer (including as a result of the timing or terms of such sale or transfer) or any instrument of transfer executed and / or delivered or any other thing done for or on behalf of any Scheme Shareholder pursuant to this Scheme.

3.9
The provisions of this clause 3 shall take effect subject to any condition or prohibition imposed by Law.

4.
OVERSEAS SHAREHOLDERS

4.1
The provisions of clauses 1, 2 and 3 shall be subject to any prohibition or condition imposed by Law.

4.2
Notwithstanding the provisions of clause 4.1, Avadel retains the right to permit the release, publication or distribution of the Circular and / or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies Avadel (acting in its absolute discretion) that doing so will not infringe the Laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that Avadel is unable to comply with or which Avadel regards as unduly onerous to comply with.

5.
CERTIFICATES FOR SCHEME SHARES

With effect from the Effective Time any certificates or other statements of ownership representing Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every holder thereof shall be bound at the request of Avadel to deliver up such certificate(s) and/or statements to Avadel or as it may direct.
6.
AUTHORITY PENDING REGISTRATION OF TRANSFER

With effect from the Effective Time and until the Register of Members is updated to reflect the transfer of the Scheme Shares pursuant to clause 1:
6.1
each Scheme Shareholder irrevocably appoints Alkermes (or such of its nominee(s) as are directed by Alkermes) to exercise on its behalf any votes and any or all other rights and privileges (including, without limitation, the right to requisition the convening of a general meeting of Avadel or of any class of shareholders of Avadel) attaching to the Scheme Shares;

6.2
each Scheme Shareholder authorises Avadel and / or its agents to send any notice, circular, warrant, document or other communication which may be required to be sent to such Scheme Shareholder as a Member of Avadel in respect of their Scheme Shares to Alkermes and / or such of its nominee(s) as are directed by Alkermes at Alkermes’ registered office;

6.3
each Scheme Shareholder irrevocably appoints Alkermes (or such of its nominee(s) as are directed by Alkermes) and / or any one or more of its directors or agents to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Alkermes and / or any one or more of its directors or agents, be necessary or desirable in connection with the exercise of any votes or other rights or privileges attaching to the relevant Scheme Shares (including, without limitation, an authority to sign any consent to short notice of a general meeting of Avadel as attorney or agent for, and on behalf of, such Scheme Shareholder and / or to attend and / or execute a form of proxy in respect of such Scheme Shares appointing any person nominated by Alkermes and / or any one or more of its directors or agents to attend general meetings of Avadel (or any adjournment thereof), and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholder’s behalf); and
6.4
each Scheme Shareholder irrevocably undertakes from the Effective Time:

(a)
not to exercise any votes or any other rights attaching to the relevant Scheme Shares without the prior written consent of Alkermes; and

(b)
not to appoint a proxy or representative for, or to attend any general meeting or separate class meeting of Avadel.

7.
THE EFFECTIVE TIME

7.1
This Scheme shall become effective immediately upon delivery to the Registrar of Companies of a copy of the Court Order in accordance with Section 454 of the Companies Act.

7.2
Unless the Scheme shall have become effective on or before the End Date or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Avadel and Alkermes may agree, with the consent of the Irish Takeover Panel (if required) or the Irish High Court (if required), it shall not proceed and all undertakings given to the Irish High Court in respect of the Scheme shall be deemed to have lapsed with immediate effect.

7.3
Avadel and Alkermes have agreed (pursuant to the Transaction Agreement) that in certain circumstances the necessary actions to seek sanction of this Scheme may not be taken.

8.
MODIFICATION

Avadel and Alkermes may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the Irish High Court may approve or impose. Any such modification or addition may require, and may be conditional upon, the consent of the Irish Takeover Panel.
9.
COSTS

Avadel is authorised and permitted to pay all of its costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.
10.
GOVERNING LAW

This Scheme is governed by and shall be construed in accordance with the Laws of Ireland and Avadel, Alkermes and the Scheme Shareholders hereby agree that the Irish High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto and the sanction thereof.
Dated: [  ], 2025

PART 4 — ADDITIONAL INFORMATION
(as required by the Irish Takeover Panel Act, 1997, Takeover Rules 2022
(the “Irish Takeover Rules”))
Capitalized terms used but not defined in this “Part 4 — Additional Information” have the meanings ascribed to such terms in “Part 3 — The Scheme of Arrangement”.
1.
Responsibility

The Avadel directors accept responsibility for the recommendation and related opinions of the Avadel directors contained in this proxy statement and the other information contained in this proxy statement other than that relating to Alkermes, its subsidiaries and the Alkermes directors and members of their immediate families, related trusts and persons connected with them, or the statements made by Alkermes in respect of Avadel or its subsidiaries (the “Alkermes Avadel Statements”), but including any statements made by Avadel in respect of Alkermes (the “Avadel Alkermes Statements”). To the best of the knowledge and belief of the Avadel directors (who have taken all reasonable care to ensure such is the case), the information contained in this proxy statement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
The Alkermes directors accept responsibility for the information contained in this proxy statement relating to Alkermes, its subsidiaries and the Alkermes directors and members of their immediate families, related trusts and persons connected with them, including the Alkermes Avadel Statements but excluding the Avadel Alkermes Statements. To the best of the knowledge and belief of the Alkermes directors (who have taken all reasonable care to ensure that such is the case), the information contained in this proxy statement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
2.
Directors and Registered Office

2.1
The directors of Avadel are as follows:

Name	Position
Geoffrey Glass	Chairperson and Director
Gregory J. Divis	Chief Executive Officer and Director
Peter Thornton	Director
Linda Palczuk	Director
Eric Ende	Director
Mark McCamish	Director
Naseem Amin	Director
Avadel’s registered office is at Ten Earlsfort Terrace, D02 T380, Dublin 2, Ireland.
2.2
The directors of Alkermes are as follows:

Name	Position
Richard F. Pops	Chairman and Director
Richard B. Gaynor, M.D.	Director
Nancy L. Snyderman, M.D.	Director
Shane M. Cooke	Director
Frank Anders Wilson	Lead Independent Director
Brian P. McKeon	Director
Cato T. Laurencin, M.D., Ph.D.	Director
Christopher I. Wright, M.D., Ph.D.	Director
Nancy S. Lurker	Director

Alkermes’s registered office is at Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 C5Y6.
3.
Market Quotations

3.1
The following table shows the closing price of an Avadel Share as derived from the Nasdaq Global Market on: (i) the first business day in each of the six (6) months prior to the date of this proxy statement; (ii) October 21, 2025 (being the last business day prior to the Rule 2.7 Announcement); and (iii) the latest practicable date prior to the posting of this proxy statement.

Date	Avadel Share Price (US$)
November 20, 2025	22.94
November 3, 2025	18.92
October 21, 2025	17.87
October 1, 2025	15.00
September 2, 2025	14.98
August 1, 2025	11.08
July 1, 2025	8.81
June 2, 2025	9.49

3.2
For the purposes of Rule 24.3(e) of the Irish Takeover Rules:

(a)
assuming the Milestone Payment is made, the Transaction represents:

(i)
a premium of approximately 55% to the weighted average trading price of Avadel Shares over the three months to October 21, 2025 (being the business day prior to the commencement of the offer period), being $14.54;

(ii)
a premium of approximately 42% to the closing price of $15.80 per Avadel Share on October 20, 2025; and

(iii)
a premium of approximately 26% to the closing price of $17.87 per Avadel Share on October 21, 2025 (being the business day prior to the commencement of the offer period); or

(b)
in the event that the Milestone Payment is not made, the Transaction represents:

(i)
a premium of approximately 44% to the weighted average trading price of Avadel Shares over the three months to October 21, 2025 (being the business day prior to the commencement of the offer period), being $14.54;

(ii)
a premium of approximately 33% to the closing price of $15.80 per Avadel Share on October 20, 2025; and

(iii)
a premium of approximately 18% to the closing price of $17.87 per Avadel Share on October 21, 2025 (being the business day prior to the commencement of the offer period).

4.
Disclosure of interests and dealings in shares

4.1
For the purposes of this paragraph 4 of “Part 4 — Additional Information”:

(a)
two or more persons are deemed to be acting in concert if they co-operate on the basis of an agreement, either express or tacit, either oral or written, aimed at:

(i)
either

(A)
the acquisition by any one or more of them of securities in the relevant company concerned; or

(B)
the doing, or the procuring of the doing, of any act that will or may result in an increase in the proportion of securities in the relevant company concerned held by any one or more of them; or

(ii)
either

(A)
acquiring control of the relevant company concerned; or

(B)
frustrating the successful outcome of an offer made for the purpose of the acquisition of control of the relevant company concerned;

and “acting in concert” shall be construed accordingly;
(b)
“arrangement” includes any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which may be an inducement to deal or refrain from dealing in such securities;

(c)
a company is an “associated company” of another company if that other company owns or controls 20% or more of the equity share capital of the first-mentioned company;

(d)
“connected fund manager” means a fund manager controlled by, controlling or under the same control as Avadel or (as the case may be) Alkermes or any bank or any financial or other professional advisor (including a stockbroker) which is acting in relation to the Transaction for that company (excluding a bank which is only providing normal commercial banking services or activities such as cash confirmation, the handling of acceptances and other registration work);

(e)
“control” means the holding, whether directly or indirectly, of securities in a company that confer in aggregate 30% or more of the voting rights in that company;

(f)
“derivative” includes any financial product whose value, in whole or in part, is determined directly or indirectly by reference to the price of an underlying security;

(g)
“disclosure date” means November 20, 2025 (being the latest practicable date before the posting of this proxy statement);

(h)
“disclosure period” means the period commencing on October 22, 2024 (being the date 12 months before the commencement of the offer period) and ending on the disclosure date;

(i)
“exempt fund manager” means a discretionary fund manager which has been recognized by the Irish Takeover Panel as an exempt fund manager for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Irish Takeover Panel and has not been notified by the Irish Takeover Panel of the withdrawal of such recognition;

(j)
“exempt principal trader” means a principal trader which is recognized by the Irish Takeover Panel as an exempt principal trader for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Irish Takeover Panel and has not been notified by the Irish Takeover Panel of the withdrawal of such recognition;

(k)
for the purpose of determining whether a person has an “interest in a relevant security” or is “interested in a relevant security”;

(i)
that person shall be deemed to have an “interest,” or to be “interested,” in a relevant security if and only if he or she has a long position in that security; and

(ii)
a person who has only a short position in a relevant security shall be deemed not to have an interest, nor to be interested, in that security;

(l)
long position and short position:

(i)
a person shall be deemed to have a “long position” in a relevant security for the purposes of paragraph 4.1(k) if he or she directly or indirectly:

(A)
owns that security;

(B)
has the right or option to acquire that security or to call for its delivery;

(C)
is under an obligation to take delivery of that security;

(D)
has the right to exercise or control the exercise of voting rights (if any) attaching to that security or to the extent that none of the sub-paragraphs (A) to (D) above applies to that person, if he or she:
(E)
will be economically advantaged if the price of that security increases; or

(F)
will be economically disadvantaged if the price of that security decreases, irrespective of:

(I)
how any such ownership, right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to purchase, option or derivative; and

(II)
whether any such ownership, right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise,

provided that a person who has received an irrevocable commitment to accept an offer (or to procure that another person accept an offer) shall not, by virtue only of sub-paragraph (B) or (C) above, be treated as having an interest in the relevant securities that are the subject of the irrevocable commitment;
(ii)
a person shall be deemed to have a “short position” in a relevant security for the purposes of paragraph 4.1(k) if he or she directly or indirectly:

(A)
has the right or option to dispose of that security or to put it to another person; or

(B)
is under an obligation to deliver that security to another person; or

(C)
is under an obligation either to permit another person to exercise the voting rights (if any) attaching to that security or to procure that such voting rights are exercised in accordance with the directions of another person or, to the extent that none of sub-paragraphs (A) to (C) above apply to that person, if he or she:
(D)
will be economically advantaged if the price of that security decreases; or

(E)
will be economically disadvantaged if the price of that security increases, irrespective of:

(I)
how any such right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to sell, option or derivative; and

(II)
whether any such right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise;

(m)
“relevant Alkermes securities” in relation to Alkermes shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)
equity share capital of Alkermes; and

(ii)
securities or any other instruments of Alkermes, conferring on their holders rights to convert into, or to subscribe for, any new securities of the equity share capital of Alkermes.

(n)
“relevant Avadel securities” in relation to Avadel shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)
securities of Avadel which are the subject of the Scheme or which confer voting rights;

(ii)
equity share capital of Avadel; and

(iii)
securities or any other instruments of Avadel, conferring on their holders rights to convert into, or to subscribe for, any new securities of the foregoing categories;

(o)
“relevant period” means the period commencing on October 22, 2025 and ending on the disclosure date; and

(p)
“relevant securities” means relevant Alkermes securities or relevant Avadel securities, as appropriate, and “relevant security” shall be construed accordingly.

4.2
Interests and short positions in relevant Avadel securities

Disclosures by Avadel and persons acting in concert with Avadel
(a)
As at the close of business on the disclosure date, the Avadel directors (including persons connected with them (within the meaning of the Companies Act)) were interested in the following relevant Avadel securities (excluding options and other equity awards which are disclosed in paragraph 4.2(b) below):

Name	Number of Avadel Shares
Peter Thornton	104,055
Linda Palczuk	67,900
Geoffrey Glass	155,979
Eric Ende	208,900
Gregory J. Divis	169,100
Mark McCamish	78,025
Naseem Amin	11,000

(b)
As at the close of business on the disclosure date, the following options over or equity awards in respect of Avadel Shares had been granted to the following Avadel directors (including persons connected with them within the meaning of the Companies Act) under the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan, as amended, and the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan and remain outstanding:

Avadel Options
Name	Number of Avadel Shares under Option	Exercise Price per Avadel Share	Expiration Date
Peter Thornton	60,000	$2.03	8/7/2029
	42,000	$8.48	8/7/2030
	42,000	$8.07	8/3/2031
	42,000	$4.79	8/3/2032
	33,000	$14.10	8/1/2033
	11,000	$16.32	7/30/2034
	11,000	$10.83	7/29/2035

Name	Number of Avadel Shares under Option	Exercise Price per Avadel Share	Expiration Date
Linda Palczuk	60,000	$2.03	8/7/2029
	42,000	$8.48	8/7/2030
	42,000	$8.07	8/3/2031
	42,000	$4.79	8/3/2032
	33,000	$14.10	8/1/2033
	11,000	$16.32	7/30/2034
	25,000	$10.93	12/17/2034
	11,000	$10.83	7/29/2035
Geoffrey Glass	60,000	$2.03	8/7/2029
	42,000	$8.48	8/7/2030
	42,000	$8.07	8/3/2031
	42,000	$4.79	8/3/2032
	33,000	$14.10	8/1/2033
	11,000	$16.32	7/30/2034
	11,000	$10.83	7/29/2035
Eric Ende	8,057	$1.49	5/22/2029
	60,000	$2.03	8/7/2029
	42,000	$8.48	8/7/2030
	42,000	$8.07	8/3/2031
	42,000	$4.79	8/3/2032
	33,000	$14.10	8/1/2033
	11,000	$16.32	7/30/2034
	11,000	$10.83	7/29/2035
Gregory J. Divis	150,000	$10.40	12/14/2026
	100,000	$8.95	12/12/2027
	50,000	$7.06	3/22/2028
	100,000	$1.85	3/7/2029
	400,000	$1.71	5/30/2029
	500,000	$6.79	12/8/2030
	310,000	$8.20	12/7/2031
	350,000	$4.69	8/4/2032
	600,000	$13.57	2/20/2034
	310,000	$7.87	3/4/2035
Mark McCamish	60,000	$5.92	12/5/2029
	42,000	$8.48	8/7/2030
	50,000	$5.30	9/13/2030
	42,000	$8.07	8/3/2031
	42,000	$4.79	8/3/2032
	33,000	$14.10	8/1/2033
	11,000	$16.32	7/30/2034
	11,000	$10.83	7/29/2035

Name	Number of Avadel Shares under Option	Exercise Price per Avadel Share	Expiration Date
Naseem Amin	49,500	$15.94	5/17/2034
	11,000	$16.32	7/30/2034
	11,000	$10.83	7/29/2035
Other Equity Awards
Name	Number of Avadel Shares subject to Equity Awards(1)(2)
Peter Thornton	11,000
Linda Palczuk	11,000
Geoffrey Glass	11,000
Eric Ende	11,000
Gregory J. Divis	52,000
Mark McCamish	11,000
Naseem Amin	11,000

(1)
For each director other than Mr. Divis, represents restricted Avadel Shares granted in accordance with Avadel’s non-employee director compensation policy that are subject to forfeiture and vest in full on the earlier of 29 July 2026 (the first anniversary of the grant date) or Avadel’s next annual meeting of shareholders, subject to each director’s continued service relationship as a director through such vesting date.

(2)
For Mr. Divis, represents restricted Avadel Shares granted in respect of his employment as Avadel’s Chief Executive Officer that are subject to forfeiture and vest in equal annual installments on each of the four anniversaries of 5 March 2025 (the grant date), subject to his continued service relationship through each such vesting date.

(c)
Save as described in paragraph (a) and (b) above, as at the close of business on the disclosure date, no Avadel director (including persons connected with them (within the meaning of the Companies Act)) was interested, or held any short positions, in any relevant Avadel securities.

(d)
As at the close of business on the disclosure date, neither Avadel nor any subsidiary or associated company of Avadel was interested, or held any short positions, in any relevant Avadel securities.

(e)
As at the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Avadel or any subsidiary of Avadel participates was interested, or held any short positions, in any relevant Avadel securities.

(f)
As at the close of business on the disclosure date, no fund manager (including an exempt fund manager) nor any persons controlling, controlled by or under the same control as such fund manager with any other person (including a collective investment scheme) where such fund manager manages investments on a discretionary basis on behalf of such other person, in respect of the relevant investment accounts, connected with Avadel or any subsidiary of Avadel was interested, or held any short positions, in any relevant Avadel securities.

(g)
As at the close of business on the disclosure date, Goldman Sachs & Co. LLC (financial advisor to Avadel) and persons controlling, controlled by, or under the same control as Goldman Sachs & Co. LLC were interested in the following relevant Avadel securities:

Name	Number of Avadel Shares
Folio Investments, Inc.	20

(h)
As at the close of business on the disclosure date, neither Morgan Stanley & Co. LLC (financial advisor to Avadel) nor any person controlling, controlled by, or under the same control as Morgan Stanley & Co. LLC, was interested, or held any short positions, in any relevant Avadel securities other than as exempt principal trader or an exempt fund manager.

(i)
As at the close of business on the disclosure date, no partner or member of the professional staff of Arthur Cox LLP (Irish legal advisor to Avadel) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Avadel or who has been engaged in those affairs since October 22, 2023 was interested, or held any short positions, in any relevant Avadel securities.

(j)
As at the close of business on the disclosure date, no partner or member of the professional staff of Goodwin Procter LLP (U.S. legal advisor to Avadel) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Avadel or who has been engaged in those affairs since October 22, 2023 was interested, or held any short positions, in any relevant Avadel securities.

(k)
As at the close of business on the disclosure date, neither Brunswick Group, LLC (public relations advisor to Avadel) nor any person controlling, controlled by, or under the same control as Brunswick Group, LLC was interested, or held any short positions, in any relevant Avadel securities.

(l)
As at the close of business on the disclosure date, neither Stern Investor Relations, Inc., dba Precision AQ (public relations advisor to Avadel) nor any person controlling, controlled by, or under the same control as Stern Investor Relations, Inc., dba Precision AQ, was interested, or held any short positions, in any relevant Avadel securities.

(m)
As at the close of business on the disclosure date, neither Innisfree M&A Inc. (proxy solicitor of Avadel) nor any person controlling, controlled by, or under the same control as Innisfree M&A Inc., was interested, or held any short positions, in any relevant Avadel securities.

(n)
As at the close of business on the disclosure date, neither Golden Parachute Tax Solutions LLC (280G advisor to Avadel) nor any person controlling, controlled by, or under the same control as Golden Parachute Tax Solutions LLC, was interested, or held any short positions, in any relevant Avadel securities.

(o)
Except as disclosed in this paragraph 4.2, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Avadel or any person with whom Avadel, or any person acting in concert with Avadel, has any arrangement, was interested, or held any short positions, in any relevant Avadel securities.

Disclosures by Alkermes and persons acting in concert with Alkermes
(p)
As at the close of business on the disclosure date, neither Alkermes nor any subsidiary or associated company of Alkermes was interested, or held any short positions, in any relevant Avadel securities.

(q)
As at the close of business on the disclosure date, none of the Alkermes directors (including persons connected with them (within the meaning of the Companies Act)) were interested, or held any short positions, in any relevant Avadel securities.

(r)
As at the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Alkermes or any subsidiary or associated company of Alkermes participates, was interested, or held any short positions, in any relevant Avadel securities.

(s)
As at the close of business on the disclosure date, no fund manager (including an exempt fund manager) nor any persons controlling, controlled by or under the same control as such fund manager with any other person (including a collective investment scheme) where such fund manager manages investments on a discretionary basis on behalf of such other person, in respect of the relevant investment accounts, connected with Alkermes or any member of the Alkermes group (being Alkermes and all its Subsidiaries from time to time) was interested, or held any short positions, in any relevant Avadel securities.
(t)
As at the close of business on the disclosure date, J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc, (together “J.P. Morgan”) (financial advisor to Alkermes) or persons controlling, controlled by, or under the same control as J.P. Morgan, were interested in the following Avadel securities:

Name	Number of Avadel Shares
55I, LLC	53
JPMorgan Chase Bank, National Association	13,558

(u)
As at the close of business on the disclosure date, no partner or member of the professional staff of McCann FitzGerald LLP (Irish legal advisor to Alkermes) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Alkermes or who has been engaged in those affairs since October 22, 2023 was interested, or held any short positions, in any relevant Avadel securities.

(v)
As at the close of business on the disclosure date, no partner or member of the professional staff of Paul, Weiss, Rifkind, Wharton & Garrison LLP (U.S. legal advisor to Alkermes) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Alkermes or who has been engaged in those affairs since October 22, 2023 was interested, or held any short positions, in any relevant Avadel securities.

(w)
As at the close of business on the disclosure date, no partner or member of the professional staff of Cleary Gottlieb Steen & Hamilton LLP (U.S. legal advisor to Alkermes for the financing) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Alkermes or who has been engaged in those affairs since October 22, 2023 was interested, or held any short positions, in any relevant Avadel securities.

(x)
As at the close of business on the disclosure date, no partner or member of the professional staff of PricewaterhouseCoopers Ireland (Irish tax advisor to Alkermes) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Alkermes or who has been engaged in those affairs since October 22, 2023 was interested, or held any short positions, in any relevant Avadel securities.

(y)
As at the close of business on the disclosure date, neither FGS Global Inc. (public relations advisor to Alkermes) nor any person controlling, controlled by, or under the same control as FGS Global Inc., was interested, or held any short positions, in any relevant Avadel securities.

(z)
Except as disclosed in this paragraph 4.2, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Alkermes was interested, or held any short positions, in any relevant Avadel securities.

(aa)
Except as disclosed in this paragraph 4.2, as at the close of business on the disclosure date, no other person with whom Alkermes or any person acting in concert with Alkermes, has any arrangement, was interested, or held any short positions, in any relevant Avadel securities.

(bb)
The information in this paragraph 4.2 in respect of Avadel and all persons controlling, controlled by, or under the same control as Avadel has been included subject to the Avadel directors’ knowledge, information and belief as of the disclosure date, having made due and careful enquiries.

(cc)
The information in this paragraph 4.2 in respect of Alkermes and all persons controlling, controlled by, or under the same control as Alkermes has been included subject to the Alkermes directors’ knowledge, information and belief as of the disclosure date, having made due and careful enquiries.

4.3
Dealings in relevant Avadel securities

Disclosures by Avadel and persons acting in concert with Avadel
(a)
During the disclosure period, save as set out below, there have been no dealings in relevant Avadel securities by the directors of Avadel or persons connected with them (within the meaning of the Companies Act):

Avadel Shares
Name	Nature of Transaction	Date	Number	Price per Avadel Share (US$)
Peter Thornton	Purchase of shares in the market	01/13/2025	10,000	$8.045
Linda Palczuk	Purchase of shares in the market	12/06/2024	3,000	$10.1892
	Bona fide gift	12/24/2024	3,500	$0
	Purchase of shares in the market	01/21/2025	5,000	$7.928
Geoffrey Glass	Purchase of shares in the market	12/10/2024	10,075	$9.89
	Purchase of shares in the market	12/10/2024	10,204	$9.80
Eric Ende	Purchase of shares in the market	01/13/2025	30,000	$7.8406
Gregory J. Divis	Purchase of shares in the market	12/06/2024	9,598	$9.977
	Purchase of shares in the market	12/09/2024	402	$9.82
Mark McCamish	—	—	—	—
Naseem Amin	—	—	—	—
	—	—	—	—
Avadel Options
Name	Nature of Transaction	Date	Number	Price per Avadel Share (US$)
Peter Thornton	Grant of option award	07/29/2025	11,000	$10.83 (Exercise Price)
Linda Palczuk	Grant of option award	12/17/2024	25,000	$10.93 (Exercise Price)
	Transfer of options to trust	01/24/2025	25,000	$0
	Grant of option award	07/29/2025	11,000	$10.83 (Exercise Price)
	Transfer of options to trust	09/15/2025	11,000	$0
Geoffrey Glass	Grant of option award	07/29/2025	11,000	$10.83 (Exercise Price)
	Transfer of options to trust	09/15/2025	11,000	$0
Eric Ende	Grant of option award	07/29/2025	11,000	$10.83 (Exercise Price)
Gregory J. Divis	Grant of option award	03/05/2025	310,000	$7.87 (Exercise Price)
Mark McCamish	Grant of option award	07/29/2025	11,000	$10.83 (Exercise Price)
Naseem Amin	Grant of option award	07/29/2025	11,000	$10.83 (Exercise Price)]

Avadel Equity Awards
Name	Nature of Transaction	Date	Number	Price per Avadel Share (US$)
Peter Thornton	Grant of Restricted Stock Award	07/29/2025	11,000	$0
Linda Palczuk	Grant of Restricted Stock Award	07/29/2025	11,000	$0
Geoffrey Glass	Grant of Restricted Stock Award	07/29/2025	11,000	$0
Eric Ende	Grant of Restricted Stock Award	07/29/2025	11,000	$0
Gregory J. Divis	Grant of Restricted Stock Award	03/05/2025	52,000	$0
Mark McCamish	Grant of Restricted Stock Award	07/29/2025	11,000	$0
Naseem Amin	Grant of Restricted Stock Award	07/29/2025	11,000	$0

(b)
During the disclosure period, Avadel has not redeemed or purchased any relevant Avadel securities.

(c)
During the disclosure period, there were no dealings in relevant Avadel securities by Avadel or any subsidiary or associated company of Avadel.

(d)
During the relevant period, there were no dealings in relevant Avadel securities by Morgan Stanley & Co. LLC or Goldman Sachs & Co. LLC (financial advisors to Avadel) or any person (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as either of Morgan Stanley & Co. LLC or Goldman Sachs & Co. LLC.

(e)
During the relevant period, there were no dealings in relevant Avadel securities by any trustee of any pension scheme (other than an industry-wide scheme) in which Avadel or any subsidiary of Avadel participates.

(f)
During the relevant period, there were no dealings in relevant Avadel securities by any partner or member of the professional staff of Arthur Cox LLP (Irish legal advisor to Avadel) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Avadel or who has been engaged in those affairs since October 22, 2023.

(g)
During the relevant period, there were no dealings in relevant Avadel securities by any partner or member of the professional staff of Goodwin Procter LLP (U.S. legal advisor to Avadel) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Avadel or who has been engaged in those affairs since October 22, 2023.

(h)
During the relevant period, there were no dealings in relevant Avadel securities by Brunswick Group, LLC (public relations advisor to Avadel) nor any person controlling, controlled by, or under the same control as Brunswick Group, LLC.

(i)
During the relevant period, there were no dealings in relevant Avadel securities by Stern Investor Relations, Inc., dba Precision AQ (public relations advisor to Avadel) nor any person controlling, controlled by, or under the same control as Stern Investor Relations, Inc., dba Precision AQ.

(j)
During the relevant period, there were no dealings in relevant Avadel securities by Innisfree M&A Inc. (proxy solicitor to Avadel) or any persons controlling, or controlled by, or under the same control as Innisfree M&A Inc.

(k)
During the relevant period, there were no dealings in relevant Avadel securities by Golden Parachute Tax Solutions LLC (280G advisor to Avadel) or any persons controlling, or controlled by, or under the same control as Golden Parachute Tax Solutions LLC.

(l)
During the relevant period, there were no dealings in relevant Avadel securities by any person that had an arrangement with Avadel or with any person acting in concert with Avadel.

(m)
Save as disclosed in this paragraph 4.3, during the relevant period, there were no dealings in relevant Avadel securities by any other person acting in concert (or deemed to be acting in concert) with Avadel.

Disclosures by Alkermes and persons acting in concert with Alkermes
(n)
During the disclosure period, there were no dealings in relevant Avadel securities by Alkermes or any subsidiary or associated company of Alkermes.

(o)
During the disclosure period, there were no dealings in any relevant Avadel securities by Alkermes directors or persons connected with them (within the meaning of the Companies Act).

(p)
During the disclosure period, there were no dealings in relevant Avadel securities by any partner or member of the professional staff of McCann FitzGerald LLP (Irish legal advisor to Alkermes) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Alkermes or who has been engaged in those affairs since October 22, 2023.

(q)
During the disclosure period, there were no dealings in relevant Avadel securities by any partner or member of the professional staff of Paul, Weiss, Rifkind, Wharton & Garrison LLP (US legal advisor to Alkermes) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Alkermes or who has been engaged in those affairs since October 22, 2023.

(r)
During the disclosure period, there were no dealings in relevant Avadel securities by J.P. Morgan (financial advisor to Alkermes) nor any person (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as J.P. Morgan.

(s)
During the disclosure period, there were no dealings in relevant Avadel securities by any partner or member of the professional staff of Cleary Gottlieb Steen & Hamilton LLP (U.S. legal advisor to Alkermes for the financing) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Alkermes or who has been engaged in those affairs since October 22, 2023.

(t)
During the disclosure period, there were no dealings in relevant Avadel securities by any partner or member of the professional staff of PricewaterhouseCoopers Ireland (Irish tax advisor to Alkermes) who is actively engaged in relation to the Transaction or who is customarily engaged in the affairs of Alkermes or who has been engaged in those affairs since October 22, 2023.

(u)
During the disclosure period, there were no dealings in relevant Avadel securities by FGS Global Inc. (public relations advisor to Alkermes) nor any person controlling, controlled by, or under the same control as FGS Global Inc.

(v)
During the disclosure period, there were no dealings in relevant Avadel securities by any trustee of any pension scheme (other than an industry-wide scheme) in which Alkermes or any subsidiary of Alkermes participates.

(w)
During the disclosure period, there were no dealings in relevant Avadel securities by any person that had an arrangement with Alkermes or with any person acting in concert with Alkermes.

(x)
Save as disclosed in this paragraph 4.3, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Alkermes dealt in any relevant Avadel securities during the disclosure period.

4.4
Interests and short positions in relevant securities of Alkermes

(a)
As of the close of business on the disclosure date, Avadel was not interested in any relevant Alkermes securities.

(b)
As of the close of business on the disclosure date, Avadel did not hold any short positions in any relevant Alkermes securities.

(c)
As of the close of business on the disclosure date, the following director of Avadel (including persons connected with him (within the meaning of the Companies Act)) was interested in the following relevant Alkermes securities:
Name	Number of Alkermes ordinary shares of $0.01 each	Percentage of total issued ordinary share capital of Alkermes (rounded) (%)
Peter Thornton	18	0.00
Save as described above, as at the close of business on the disclosure date, no director of Avadel (including persons connected with them (within the meaning of the Companies Act)) was interested or held any short positions in any relevant Alkermes securities.
4.5
Dealings in relevant securities of Alkermes

During the relevant period:
(a)
there were no dealings in relevant Alkermes securities by Avadel; and

(b)
there were no dealings in relevant Alkermes securities by the directors of Avadel (or persons connected with them (within the meaning of the Companies Act)).

5.
Material Contracts

5.1
Save as disclosed in this paragraph 5.1, neither Avadel nor any of its subsidiaries has, since October 22, 2023, being the two years prior to the commencement of the offer period, entered into any contracts (other than contracts entered into in the ordinary course of business) that are, or may be, material save for:

(a)
Transaction Agreement Amendment:   On November 18, 2025, Avadel entered into an amendment agreement with Alkermes, for the purposes of amending the terms of the Transaction Agreement. Further details regarding the Transaction Agreement Amendment are set forth in “Part 1 — The Transaction and the Special Meetings of Avadel’s Shareholders —The Transaction” of this proxy statement.

(b)
Original Transaction Agreement:   On October 22, 2025, Avadel entered into the Original Transaction Agreement with Alkermes, for the purposes of implementing the Transaction. Further details regarding the Original Transaction Agreement are set forth in “Part 1 — The Transaction and the Special Meetings of Avadel’s Shareholders — The Transaction” of this proxy statement.

(c)
Confidentiality Agreement:   Avadel and Alkermes entered into a confidentiality agreement on August 24, 2025 (the “Confidentiality Agreement”), pursuant to which Avadel and Alkermes have undertaken, amongst other things, to: (a) keep confidential information relating to the Transaction and not to disclose it to third parties (other than certain permitted parties) unless required by law or regulation; and (b) use the confidential information for the sole purpose of evaluating and participating in discussions regarding the Transaction. The Confidentiality Agreement also includes standstill provisions, pursuant to which Alkermes agreed to certain restrictions in respect of dealings in Avadel Shares, and solicitation or engagement in respect of competing transactions, subject to customary standstill termination provisions, for a period of one year from the date of the Confidentiality Agreement. Such standstill provisions became ineffective following the Rule 2.7 Announcement.

(d)
Settlement Agreement:   Avadel entered into a settlement and license agreement with Jazz Pharmaceuticals, Inc. (“Jazz”) on October 21, 2025 (the “Settlement Agreement”), in respect of the actions captioned: Jazz Pharmaceuticals, Inc. v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-691; Jazz Pharmaceuticals, Inc. et al v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-1138; Jazz Pharmaceuticals, Inc. et al v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-1594; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A.

No. 22-487; Avadel CNS Pharmaceuticals, LLC v. Jazz Pharmaceuticals, Inc., C.A. No. 22-941; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc., et al, C.A. No. 25-09; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A. No. 25-57; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc., et al, C.A. No. 25-221; and Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A. No. 25-435, each brought in the United States District Court for the District of Delaware (together, the “Lawsuits”).
The Settlement Agreement further provides, among other things, for: (i) a payment by Jazz of $90 million (the “Settlement Payment”) to Avadel CNS Pharmaceuticals, LLC (“Avadel CNS”) (a subsidiary of Avadel) and a waiver by Jazz of its right to receive royalties and/or damages on sales of LUMRYZ through September 30, 2025; (ii) subject to and contingent upon payment of the Settlement Payment, each of Avadel CNS and Jazz agreed to dismiss their respective Lawsuits with prejudice; (iii) the payment by Avadel CNS to Jazz of royalties with respect to (1) LUMRYZ sold for narcolepsy at a rate of 3.85% of net sales, starting October 1, 2025, (2) LUMRYZ for indications (including any indications related to idiopathic hypersomnia (“IH”) other than cataplexy or excessive daytime sleepiness in patients with narcolepsy) at a rate of 10% of net sales, starting March 1, 2028 and (3) LUMRYZ sold for other certain indications as set forth in the Settlement Agreement; (iv) a grant by Jazz to Avadel CNS of a worldwide, non-exclusive, perpetual, irrevocable, non-terminable, non-transferrable (except as expressly provided in the Settlement Agreement) royalty-bearing license, without the right to sublicense (except as provided in the Settlement Agreement), to any past, present, or future patents that could be asserted against LUMRYZ for any indication; (v) agreement by Jazz not to challenge the approval or approvability of LUMRYZ; (vi) agreement by Avadel not to market, promote, or provide patient support services for LUMRYZ in non-narcolepsy indications before March 1, 2028; and (vii) a grant by Avadel CNS to Jazz of a worldwide, non-exclusive, perpetual, irrevocable, non-terminable, non-transferrable (except as expressly provided in the Settlement Agreement), royalty-free, fully paid-up covenant not to sue, without the right to sublicense (except as expressly provided in the Settlement Agreement), Avadel CNS’ patents in connection with XYWAV and XYREM. Royalties payable by Avadel CNS under the Settlement Agreement are subject to certain step-down adjustments as set forth therein. Jazz and Avadel CNS have also agreed to, among other things, a customary mutual release of all claims arising out of or relating to the Lawsuits.

(e)
XW Agreement:   On August 30, 2025, Avadel entered into an exclusive global license agreement (the “License Agreement”) with XWPharma Ltd. (“XWPharma”) for the development and commercialization of valiloxybate, a GABAB receptor agonist, in all indications, including the treatment of sleep disorders, such as narcolepsy and IH. Under the terms of the License Agreement, XWPharma grants Avadel an exclusive global license to develop, manufacture and commercialize valiloxybate worldwide, excluding mainland China, Hong Kong and Macau.

XWPharma has already received an upfront payment of $15 million and will be due to receive an additional upfront payment of $5 million from Avadel in the fourth quarter of 2025. XWPharma is eligible to receive milestone payments associated with certain development milestones of up to $30 million. Avadel also agreed to pay XWPharma up to an aggregate of $155 million in performance-based tiered sales milestones for first achievement of annual net sales up to $750 million. For first achievement of annual net sales exceeding $750 million and up to $3.5 billion, Avadel will pay XWPharma certain performance-based sales milestone payments equal to 10% of each of those sales milestones. In addition, Avadel agreed to pay tiered royalties ranging from high-single digit to mid-teens, as a percentage of annual net sales of the licensed products, and also an additional $10 million milestone payment after the first commercial sale in the U.S. for each indication beyond narcolepsy and IH following the U.S. Food and Drug Administration’s approval for same.
Unless earlier terminated, the term of the License Agreement will continue until expiration of the last royalty term for the applicable product in the applicable country. The License

Agreement is subject to customary termination provisions, including termination by a party for the other party’s uncured, material breach. Additionally, subject to a notice period, Avadel may terminate the License Agreement for convenience.
The License Agreement also includes customary representations and warranties, covenants and indemnification obligations.
6.
DIRECTORS AND SERVICE CONTRACTS

6.1
The following are particulars of the service contracts of the Avadel directors with Avadel or any of its subsidiaries:

(a)
Gregory J. Divis has served as Avadel’s Chief Executive Officer and director of Avadel since June 3, 2019 pursuant to the terms of an employment agreement dated June 3, 2019 between Mr Divis and Avadel Management, LLC (formerly known as Avadel Management Corporation) (a subsidiary of Avadel) (the “Employer”), which was amended by way of an agreement dated September 28, 2022 (the “Divis Employment Agreement”). Pursuant to the Divis Employment Agreement, Mr. Divis is employed as Chief Executive Officer of Avadel and of the Employer. The Divis Employment Agreement replaced an employment agreement dated September 5, 2017 between Mr. Divis and the Employer. The Divis Employment Agreement has a one-year term, subject to automatic one-year extensions unless either the Employer or Mr. Divis gives notice of non-renewal before the end of the applicable term.

The Divis Employment Agreement provides for: (i) an annual base salary of $500,000, subject to annual review and increase in the sole discretion of the Employer; (ii) an annual bonus with a target payout of no less than 60% of the base salary based on achievement by Mr. Divis of certain business and individual performance objectives as well as the performance of Avadel against its objectives; and (iii) a sign-on bonus in the form of the grant of options to purchase 400,000 of Avadel’s American Depositary Shares (“ADSs”) with each such ADS representing one ordinary share of Avadel; such options become exercisable in four equal amounts on each of the first four anniversaries of the date of grant at an exercise price equal to the fair market value of the ADSs on the date of grant (note that Avadel’s ADS programme was terminated on July 15, 2024, at which time all ADSs were exchanged for underlying Avadel Shares). The Divis Employment Agreement also provides that Mr. Divis will receive an automobile allowance of $1,000 per month and is entitled to participate in future equity awards that may be granted to executive management. The Employer shall also facilitate the participation by Mr. Divis and his family in any group medical, health, vision, dental, hospitalization, and accident insurance, retirement, pension, disability, or similar welfare or pension plan or program of the Employer existing in accordance with the terms and conditions of such plans or programs.
In the event that Mr. Divis wishes to resign from the Employer, he must provide no less than 30 days’ notice. If Mr. Divis desires to resign for ‘Good Reason’ (as defined in the Divis Employment Agreement), he must provide written notice of the facts constituting Good Reason within 90 days of the initial occurrence of the Good Reason condition and providing that Employer can cure the acts within 30 days of receipt of such notice. If not remedied, any termination for Good Reason must occur within 90 days after the period for remedying the condition has expired. In the event that the Employer wishes to terminate the Divis Employment Agreement, the Employer must give Mr. Divis at least 30 days notice (save in the event of Mr. Divis death or Incapacity (as defined in the Divis Employment Agreement), in which case no notice is required).
Pursuant to the Divis Employment Agreement, in the event that Mr. Divis’ employment is terminated by the Employer for any reason other than ‘Cause’ (as defined in the Divis Employment Agreement) or Mr. Divis terminates his employment for ‘Good Reason’, Mr Divis will, subject to his execution of a separation and release agreement acceptable to the Employer and Mr. Divis’ release of all claims against the Employer, Avadel and Avadel’s subsidiaries (the “Release Requirement”), be entitled to the following severance payments and benefits: (i) an amount equal to 1.5 times Mr. Divis’ then-current annual base salary, (ii) all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due to Mr. Divis under any Employer-provided benefit plans, policies and arrangements and any other benefits payable in accordance with the applicable terms of the benefit plans, policies and arrangements, and (iii) if Mr. Divis elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), then the Employer each month will pay for Mr. Divis’ COBRA premiums for such coverage (at coverage levels in effect immediately prior to Mr. Divis’ termination) until the earlier of: (A) the expiration of a period of eighteen (18) months from the date of termination or (B) the date upon which the Executive becomes covered under similar plans of any subsequent employer or is otherwise ineligible for COBRA (the payments pursuant to items (i), (ii) and (iii), together the “Severance Indemnity”).
Pursuant to the Divis Employment Agreement, if Mr. Divis terminates his employment for Good Reason or if his employment is terminated by the Employer other than for Cause and such termination occurs during a ‘Change in Control’ period (as defined in the Divis Employment Agreement), then in lieu of the payments and benefits described above, Mr. Divis will, subject to the Release Requirement, be entitled to: (i) a change of control indemnity equal to the sum of: (A) the Severance Indemnity; and (B) a lump-sum payment equal to one hundred percent (100%) of the higher of: (x) the greater of (I) Mr. Divis’ target bonus as in effect for the fiscal year in which the Change of Control occurs; or (II) Mr. Divis’ target bonus as in effect for the fiscal year in which Mr. Divis’ termination of employment occurs; and (y) Mr. Divis’ actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs; (ii) all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due to Mr. Divis under any Employer-provided benefit plans, policies and arrangements; (iii) upon the later of the Change in Control or the termination of Mr. Divis’ employment, Mr. Divis shall become immediately vested in full in all outstanding unvested Avadel options and any other equity awards held by Mr. Divis; and (iv) outstanding and vested stock options held by Mr. Divis as of his termination of employment date will remain exercisable until the 18 month anniversary of the termination of employment date (not to extend beyond the original maximum term of such options).
Pursuant to the Divis Employment Agreement, in the event that Mr. Divis’ employment is terminated by the Employer for Cause or if Mr. Divis terminates his employment other than for Good Reason or as a result of Mr. Divis’ Incapacity (or if Mr. Divis dies while employed by Employer), the Employer shall pay to Mr. Divis all accrued or awarded but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due to Mr. Divis under any Employer-provided benefit plans, policies and arrangements.

6.2
None of the other directors of Avadel has a service contract with Avadel or its subsidiaries or associated companies or has had such a contract in the six months prior to the date of this proxy statement.

6.3
Save as disclosed in “Part 1 — The Transaction and the Special Meetings of Avadel’s Shareholders —  The Transaction — Interests of Certain Persons in the Transaction”, no proposal exists in connection with the Transaction that any payment or other benefit will be made or given by Alkermes (or any persons acting in concert with Alkermes) to any director (or recent directors) of Avadel as compensation for loss of office or as consideration for or in connection with retirement from office.

7.
Irish Taxation

Your attention is drawn to “Material Tax Consequences of the Scheme — Irish Tax Considerations” of this proxy statement. If you are in any doubt as to your own position with respect to Irish taxation, or if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland, you should consult an independent financial advisor immediately.

8.
U.S. Federal Income Tax Consequences

Your attention is drawn to “Material Tax Consequences of the Scheme — Material U.S. Federal Income Tax Considerations” of this proxy statement. If you are in any doubt as to your own position with respect to U.S. federal income tax, or if you require more detailed information or if you are subject to taxation in any jurisdiction, you should consult an independent financial advisor immediately.
9.
Material Changes

9.1
Save as disclosed in Avadel’s reports as filed or furnished with the SEC under the Exchange Act from time to time, the Avadel directors are not aware of any material change in the financial or trading position of Avadel since September 30, 2025 (the date to which the last published unaudited interim financial statements were prepared).

9.2
Save as disclosed in this proxy statement there has been no material change in information previously published by Alkermes or Avadel in connection with the Transaction since October 22, 2025 (being the date on which the Rule 2.7 Announcement was made).

10.
Consents

10.1
Goldman Sachs & Co. LLC has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear and to the inclusion of its fairness opinion in this proxy statement.

10.2
Morgan Stanley & Co. LLC has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear and to the inclusion of its fairness opinion in this proxy statement.

10.3
J.P. Morgan Securities LLC has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear.

10.4
J.P. Morgan Securities plc has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear.

11.
Appraisal Rights

If Avadel Shareholders approve the Scheme at the Scheme Meeting and the resolutions required to implement the Scheme at the EGM, the Irish High Court sanctions the Scheme and the Court Order is delivered to the Registrar of Companies, then the Scheme will be binding on all Avadel Shareholders, including those Avadel Shareholders who did not attend the Scheme Meeting and/or the EGM and who did not vote or who voted against the relevant resolutions at the Scheme Meeting and/or the EGM. If Avadel Shareholders approve the Scheme and the High Court sanctions the Scheme, no Avadel Shareholder will have “dissenters” or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of the Avadel Shares. If the Scheme becomes effective, all Avadel Shareholders who hold Avadel Shares will receive the same Scheme Consideration per Avadel Share.
12.
Sources and Bases of Information

In this proxy statement, unless otherwise stated or the context otherwise requires, the following sources and bases have been used:
12.1
the historical share prices for Avadel are sourced from Nasdaq;

12.2
the value of the whole of the existing issued share capital of Avadel is based upon the entire issued ordinary share capital (excluding treasury shares), namely 98,141,138 Avadel Shares as of November 20, 2025, the latest practicable date prior to the posting of this proxy statement;

12.3
the value of the entire issued and to be issued share capital (fully diluted share capital) of Avadel is calculated on the basis of the following numbers as at November 20, 2025, the latest practicable date prior to the posting of this proxy statement;

(a)
the number of issued Avadel Shares, as set out in paragraph 12.2 above;

(b)
218,675 Avadel Shares subject to issued Avadel RSU Awards;

(c)
11,637,236 Avadel Shares subject to Avadel Options, other than Avadel Performance-Based Options; and

(d)
466,000 Avadel Shares subject to Avadel Performance-Based Options;

12.4
references to the arrangements in place between Avadel and Alkermes regarding expense reimbursements are sourced from the terms of the expenses reimbursement provisions within the Transaction Agreement;

12.5
save where otherwise stated, financial and other information concerning Avadel and Alkermes has been extracted from published sources or from audited financial results of Avadel and Alkermes; and

12.6
references to the Transaction related arrangements in place among Avadel and Alkermes are sourced from the Transaction Agreement.

13.
Concert Parties

13.1
For the purpose of the Irish Takeover Rules, each of the following persons is regarded as acting in concert with Avadel in connection with the Transaction:

(a)
the directors of Avadel;

(b)
the subsidiaries and associated companies of Avadel;

(c)
partners and members of the professional staff of Goodwin Procter LLP (U.S. legal advisor to Avadel), having its principal executive offices at 100 Northern Avenue, Boston, MA 02210, United States, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Avadel or who have been engaged in those affairs since October 22, 2023;

(d)
partners and members of the professional staff of Arthur Cox LLP (Irish legal advisor to Avadel), having its registered offices at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Avadel or who have been engaged in those affairs since October 22, 2023;

(e)
Morgan Stanley & Co. LLC (financial advisor to Avadel), having its registered offices at 1585 Broadway, New York City, NY 10036, United States and any person (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Morgan Stanley & Co LLC;

(f)
Goldman Sachs & Co. LLC (financial advisor to Avadel), having its registered offices at 200 West Street, New York, NY 10282, United States, and any person (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Goldman Sachs & Co. LLC;

(g)
Brunswick Group, LLC (public relations advisor to Avadel) having its registered offices at 1114 Avenue of the Americas, 24th Floor, New York, NY 10036, United States;

(h)
Stern Investor Relations, Inc., dba Precision AQ (public relations advisor to Avadel) having its registered offices at 2 Bethesda Metro Ctr Ste 850, Bethesda, Maryland 20814, United States;

(i)
Innisfree M&A Inc. (proxy solicitor to Avadel) having its registered offices at 501 Madison Avenue, 20th Floor, New York, NY 10022, United States; and

(j)
Golden Parachute Tax Solutions LLC (280G advisor to Avadel) having its registered offices at 1501 Broadway, 12th Floor, New York, NY 10036, United States.

13.2
For the purpose of the Irish Takeover Rules, each of the following persons is regarded as acting in concert with Alkermes in connection with the Transaction:

(a)
the directors of Alkermes;

(b)
the subsidiaries and associated companies of Alkermes;

(c)
partners and members of the professional staff of Paul, Weiss, Rifkind, Wharton & Garrison LLP (U.S. legal advisor to Alkermes), having its principal executive offices at 1285 Avenue of the Americas, New York, NY 10019-6064, United States, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Alkermes or who have been engaged in those affairs since October 22, 2023;

(d)
partners and members of the professional staff of McCann FitzGerald LLP (Irish legal advisor to Alkermes), having its registered offices at Riverside One, Sir John Rogerson’s Quay, Dublin 2, D02 X576, Ireland, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Alkermes or who have been engaged in those affairs since October 22, 2023;

(e)
partners and members of the professional staff of Cleary Gottlieb Steen & Hamilton LLP (U.S. legal advisor to Alkermes for the financing), having its principal office at One Liberty Plaza, 1 Liberty Pl, New York, NY 10006, United States, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Alkermes or who have been engaged in those affairs since October 22, 2023;

(f)
partners and members of the professional staff of PricewaterhouseCoopers Ireland (tax advisor to Alkermes), having its principal office at One Spencer Dock, North Wall Quay, Dublin 1, Ireland, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Alkermes or who have been engaged in those affairs since October 22, 2023;

(g)
partners and members of the professional staff of FGS Global Inc. (public relations advisor to Alkermes), having its principal office at 909 3rd Avenue, 32nd Floor, New York, NY 10022, United States, actively engaged in relation to the Transaction or who are customarily engaged in the affairs of Alkermes or who have been engaged in those affairs since October 22, 2023; and

(h)
J.P. Morgan (financial advisor to Alkermes), having its principal offices at 270 Park Avenue, New York, NY 10019, United States of America and any person (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as J.P. Morgan.

14.
Other Information

14.1
No agreement, arrangement or understanding (including any compensation arrangement) having any connection with or dependence upon the Transaction exists between Alkermes, or any person acting in concert with Alkermes and any of the directors or recent directors, shareholders or recent shareholders of Avadel or persons interested or recently interested in, relevant Avadel securities. In this paragraph 14.1, “recent” means within the disclosure period.

14.2
No arrangement (as defined below) exists between Alkermes and/or any other person acting in concert with Alkermes and any other person.

14.3
No arrangement (as defined below) exists between Avadel, or any other person acting in concert with Avadel and any other person.

14.4
No agreement, arrangement or understanding exists whereby ownership of any Avadel Shares acquired in pursuance of the Transaction will be transferred to any other person, but Alkermes reserves the right to transfer any Avadel Shares to any other member of the Alkermes group.
14.5
Save as disclosed in “Part 1 — The Transaction and the Special Meetings of Avadel’s Shareholders —  The Transaction — Interests of Certain Persons in the Transaction”, the emoluments of the directors of Avadel will not be affected by the Transaction or automatically as a consequence of the Transaction.

14.6
For the purposes of this paragraph 14, “arrangement” includes any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which may be an inducement to deal or refrain from dealing.

15.
Documents Available for Inspection

15.1
Copies of the following documents will be available from the date of this proxy statement (except in the case of the letter and documents referred to in paragraph 15.1(q), which will be available from the date on which they are provided to the holders of Avadel equity awards) until completion of the Transaction online at https://avadelpharmaceuticalsplc.gcs-web.com/transaction-overview (except in the case of the documents referred to in paragraphs 15.1(m) and 15.1(p)) and https://www.alkermes.com/acquisition (except in the case of the documents referred to in paragraphs 15.1(b) and 15.1(l)):

(a)
the Rule 2.7 Announcement;

(b)
the letter from Avadel to Avadel’s shareholders and convertible security holders, pursuant to Rule 2.10, and the letter from Avadel to Avadel’s employees pursuant to Rule 2.10;

(c)
the Revised Offer Announcement;

(d)
this proxy statement dated             2025;

(e)
the Constitution of Avadel;

(f)
the Constitution of Alkermes;

(g)
the Original Transaction Agreement;

(h)
the Transaction Agreement Amendment;

(i)
the CVR Agreement;

(j)
Form of Proxy — Scheme Meeting;

(k)
Form of Proxy — EGM;

(l)
the Rule 8.1 disclosure made by Avadel on November 5, 2025;

(m)
the Rule 8.1 disclosure made by Alkermes on November 5, 2025;

(n)
the material contracts referred to in paragraph 5, save for the Settlement Agreement and the License Agreement;

(o)
the letters of consent referred to in paragraph 10;

(p)
the amended and restated bridge term loan credit agreement dated November 18, 2025 entered into between Alkermes, JPMorgan Chase Bank N.A. and certain lenders from time to time party thereto; and

(q)
the letter and associated documents provided to the holders of Avadel equity awards in accordance with Rule 15 of the Irish Takeover Rules.

16.
Financial Information Relating to Avadel

The financial information in respect of Avadel as required by Rule 24.3(c) of the Irish Takeover Rules is incorporated into this proxy statement by reference pursuant to Rule 24.15 of the Irish Takeover Rules and your attention is drawn to “Where You Can Find More Information”.
17.
Financial Information Relating to Alkermes

As required by Rule 24.3(a)(i) of the Irish Takeover Rules, Alkermes’ audited consolidated financial statements as of and for the financial years ended December 31, 2024 and December 31, 2023 each of which can be found on Alkermes’s website at https://investor.alkermes.com/annual-reports, and Alkermes’ unaudited condensed consolidated financial statements as of and for the quarterly periods ended September 30, 2025, June 30, 2025 and March 31, 2025 each of which can be found on Alkermes’ website at https://investor.alkermes.com/quarterly-reports (together, the “Alkermes Financial Statements”) are incorporated into this proxy statement by reference pursuant to Rule 24.15 of the Irish Takeover Rules. Alkermes will furnish without charge to each person to whom this proxy statement is delivered, upon written or oral request, a copy of any or all of the Alkermes Financial Statements, including exhibits to these documents. A hard copy of the Alkermes Financial Statements will not be sent to any person unless requested pursuant to this process. Any Avadel Shareholder may request a hard copy of the Alkermes Financial Statements by application to:
Alkermes plc
Connaught House
1 Burlington Road
Dublin 4, Ireland, D04 C5Y6
Attention: Company Secretary
+353 1 772 8000
Any such request must include the identity of the Avadel Shareholder and any hard copy documents will be posted to the address of the Avadel Shareholder provided in such application.
18.
Alkermes’ Current Trading and Prospects

18.1
Alkermes plc is a global biopharmaceutical company that seeks to develop innovative medicines in the field of neuroscience. Alkermes has a portfolio of proprietary commercial products for the treatment of alcohol dependence, opioid dependence, schizophrenia and bipolar I disorder, and a pipeline of clinical and preclinical candidates in development for neurological disorders, including narcolepsy and idiopathic hypersomnia.

18.2
On October 28, 2025, Alkermes announced its financial results for the quarter ended 30 September 2025, the principal highlights of which are as follows:

(a)
total revenues were $394.2 million;

(b)
total proprietary product net sales revenues were $317.4 million, reflecting growth of 32%, 16% and 7% for LYBALVI®, ARISTADA®/ARISTADA INITIO® and VIVITROL®, respectively, compared to the same period in the prior year;

(c)
GAAP net income was $82.8 million and diluted GAAP earnings per share were $.049; and

(d)
as of 30 September 2025, Alkermes recorded cash, cash equivalents and total investments of $1.14 billion.

18.3
The information set forth above is only a summary and should be read in conjunction with Alkermes’ audited consolidated financial statements as of and for the financial years ended December 31, 2024 and December 31, 2023, and Alkermes’ unaudited condensed consolidated financial statements as of and for the quarterly periods ended September 30, 2025, June 30, 2025 and March 31, 2025, all of which are incorporated into this proxy statement by reference pursuant to Rule 24.15 of the Irish Takeover Rules.

19.
Ratings and Outlooks

As of the close of business on the disclosure date, there are no publicly available analyst ratings, outlooks or credit ratings with respect to Avadel.
20.
No Profit Forecast or Merger Benefit Statement

No statement in this proxy statement is intended to constitute a profit forecast or profit estimate for any period, nor should any statements be interpreted to mean that earnings or earnings per share will, for the current or future financial years or other periods, necessarily match or be greater or lesser than those for the relevant preceding financial periods for Avadel. No statement in this proxy statement constitutes an asset valuation or a quantified financial benefits statement within the meaning of the Irish Takeover Rules.
21.
Governing Law

The Scheme shall be governed by, and construed in accordance with, the laws of Ireland and the Scheme and matters related to the sanction thereof shall be subject to the jurisdiction of the Irish High Court.
22.
Irish Takeover Rules and Irish Takeover Panel

The Transaction is subject to the provisions of the Irish Takeover Rules and the jurisdiction of the Irish Takeover Panel.

Annex A
TRANSACTION AGREEMENT
dated as of October 22, 2025
among
Alkermes plc
and
Avadel Pharmaceuticals plc

Exhibits
Exhibit A
Form of CVR Agreement

TRANSACTION AGREEMENT
This TRANSACTION AGREEMENT (this “Agreement”), dated as of October 22, 2025, is by and among Alkermes plc, an Irish public limited company with registered number 498284 having its registered office at Connaught House, 1 Burlington Road, Dublin 4, Ireland D04 C5Y6 (“Parent”) and Avadel Pharmaceuticals plc, an Irish public limited company with registered number 572535 having its registered office at 10 Earslfort Terrace, Dublin 2, Ireland (the “Company”).
WHEREAS, Parent has agreed to make a proposal to acquire the Company on the terms set out in the Rule 2.7 Announcement;
WHEREAS, this Agreement sets out certain matters relating to the conduct of the Acquisition that have been agreed by the Parties; and
WHEREAS, the Parties intend that the Acquisition will be implemented by way of the Scheme, although this may, subject to the consent (where required) of the Panel, be switched to a Takeover Offer in accordance with the terms set out in this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, the Parties agree as follows:
ARTICLE I
INTERPRETATION
Section 1.1   Definitions.
As used in this Agreement the following words and expressions have the following meanings:
“Acquisition” means the proposed acquisition by Parent of the entire issued, and to be issued, ordinary share capital of the Company in accordance with the terms of this Agreement, to be effected by means of the Scheme or, should Parent elect, subject to the terms of this Agreement and the consent of the Panel (if required), a Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time, subject to the consent of the Panel and the High Court (if required)), including the settlement by Parent of the aggregate Scheme Consideration payable pursuant to the Scheme or the Takeover Offer, in each case, as described in the Rule 2.7 Announcement and provided for in this Agreement.
“Act” means the Companies Act 2014 of Ireland, all enactments which are to be read as one with, or construed or read together as one with, the Act and every statutory modification and reenactment thereof for the time being in force.
“Acting in Concert” shall have the meaning given to that term in the Takeover Panel Act.
“Actions” means any civil, criminal or administrative actions, litigations, arbitrations, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlement or enforcement actions by, from or before any Governmental Entity.
“Affiliate” means, in relation to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such first person (as used in this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise and the terms “controlled” and “controlling” shall have correlative meanings).
“Alternative Financing” has the meaning ascribed to it in Section 7.6(b).
“Antitrust Laws” means the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or the substantial lessening of competition.

“Bribery Legislation” means all and any of the following: the FCPA; the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation; the relevant Law in England and Wales relating to bribery or corruption, including, the Public Bodies Corrupt Practices Act 1889; the Prevention of Corruption Act 1906 as supplemented by the Prevention of Corruption Act 1916 and the Anti-Terrorism, Crime and Security Act 2001; the United Kingdom Bribery Act of 2010; the Proceeds of Crime Act 2002; the relevant Laws in Ireland relating to bribery or corruption including the Criminal Justice (Corruption Offences) Act 2018 of Ireland; and any anti-bribery or anti-corruption related provisions in criminal and anti-competition laws or anti-bribery, anti-corruption or anti-money laundering Laws of any jurisdiction in which the Company Group operates.
“Business Day” means any day, other than a Saturday, Sunday or a day on which banks in Dublin, Ireland or in New York, USA are authorized or required by applicable Law to be closed.
“Cap” means an amount equal to one percent (1%) of the aggregate value of the total Cash Consideration payable with respect to the Company Shares in connection with the Acquisition (excluding, for clarity, any interest in such share capital of the Company held by Parent or any Concert Parties of Parent) as ascribed by the terms of the Acquisition as set out in the Rule 2.7 Announcement.
“Cash Consideration” means $18.50 in cash per Company Share.
“Clearance Date” means the Business Day next succeeding the date upon which the later occurring of (i) the Panel confirming that (x) it has no comments on the Proxy Statement or the Scheme Document or (y) its comments on the Proxy Statement or the Scheme Document have been adequately responded to or resolved and (ii) in respect of the SEC, (x) the SEC review period has expired with no comments or (y) the SEC confirming that its comments on the Proxy Statement have been adequately responded to or resolved.
“Clearances” means all consents, clearances, approvals, permissions, licenses, variances, exemptions, authorizations, acknowledgements, permits, nonactions, Orders and waivers to be obtained from, and all registrations, applications, notices and filings to be made with or provided to, any Governmental Entity in connection with the implementation of the Scheme or the Acquisition.
“Code” means the United States Internal Revenue Code of 1986.
“Company Alternative Proposal” means any indication of interest, proposal or offer (including non-binding proposals or offers) from any Person or Group, other than Parent and its Subsidiaries or any of its Concert Parties, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of the Company or any of its Subsidiaries (including equity securities of Subsidiaries) equal to twenty percent (20%) or more of the consolidated assets of the Company, or to which twenty percent (20%) or more of the revenues or earnings of the Company on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available, (ii) direct or indirect acquisition (including by scheme of arrangement or takeover offer) or issuance (whether in a single transaction or a series of related transactions) of twenty percent (20%) or more of any class of equity or voting securities of the Company, (iii) scheme of arrangement, tender offer, takeover offer or exchange offer that, if consummated, would result in a Person or Group beneficially owning twenty percent (20%) or more of any class of equity or voting securities of the Company or (iv) scheme of arrangement, merger, consolidation, share exchange, business combination, joint venture, reorganization, recapitalization or similar transaction involving the Company or any of its Subsidiaries, under which a Person or Group or, in the case of clause (B) below, the shareholders or equityholders of any Person or Group would, directly or indirectly, (A) acquire assets equal to twenty percent (20%) or more of the consolidated assets of the Company, or to which twenty percent (20%) or more of the revenues or earnings of the Company on a consolidated basis are attributable for the most recent fiscal year for which audited financial statements are then available or (B) immediately after giving effect to such transactions, beneficially own twenty percent (20%) or more of any class of equity or voting securities of the Company or the surviving or resulting Person (including any parent Person) in such transaction.
“Company Benefit Plan” means each employee welfare benefit plan within the meaning of Section 3(1) of ERISA (whether or not such plan is subject to ERISA), each employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA), and each employment, individual consulting, compensation, salary contribution, change-in-control, bonus, incentive, equity or equity-based, phantom equity, deferred compensation, vacation, paid time off, stock purchase, stock or stock-based, severance, termination pay or indemnity, retention, employment, change of control or fringe benefit or other material benefit or compensation plan, program, policy, scheme, arrangement or agreement, whether or not written, that in each case, is sponsored, maintained or contributed to by any member of the Company Group or to which any member of the Company Group has or would reasonably be expected to have any material liability (whether current or contingent), excluding any arrangements maintained by any Governmental Entity or otherwise required by applicable Law.
“Company Board” means the board of directors of the Company.
“Company Directors” means the members of the board of directors of the Company.
“Company Employees” means the employees of the Company or any Subsidiary of the Company as of immediately prior to the Effective Time.
“Company Equity Awards” means the Company Options, Company Performance Options, Company Restricted Stock Awards, Company RSU Awards and any other Company equity-based awards granted under a Company Share Plan or otherwise.
“Company Equity Award Holder Proposal” means the proposal of Parent to the Company Equity Award Holders to be made in accordance with this Agreement (including Article IV), Rule 15 of the Takeover Rules and the terms of the Company Share Plans.
“Company Equity Award Holders” means the holders of Company Equity Awards.
“Company Equity Compensation Plans” means, collectively, the Company Share Plans and the Company ESPP.
“Company ESPP” means the Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan.
“Company Group” means the Company and its Subsidiaries.
“Company Intellectual Property” means the Owned Intellectual Property and the Licensed Intellectual Property.
“Company Intervening Event” means any material event, fact, change, effect, development or occurrence arising or occurring after the date of this Agreement that (i) was not known or reasonably foreseeable, or the material consequences of which were not known or reasonably foreseeable, in each case to the Company Board as of or prior to the date of this Agreement, (ii) does not relate to any Company Alternative Proposal, (iii) does not relate to Parent or any of its Subsidiaries and (iv) does not relate to the achievement of, or failure to achieve, a Milestone (as defined in the CVR Agreement).
“Company Material Adverse Effect” means any event, change, effect, development or occurrence that, individually or together with any other event, change, effect, development or occurrence, (a) would reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated hereby (including the Acquisition) prior to the End Date or (b) has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), assets, liabilities, business, operations or results of operations of the Company and its Subsidiaries, taken as a whole; provided, that, solely for the purposes of clause (b), no event, change, effect, development or occurrence to the extent resulting from or arising out of any of the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect: (i) any changes in conditions generally affecting the industry in which the Company or any of its Subsidiaries operate, (ii) any decline, in and of itself, in the market price or change in trading volume of Company Shares (it being understood and agreed that the facts, events, developments or occurrences giving rise to or contributing to such decline or change that are not otherwise excluded from the definition of Company Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect), (iii) any general changes in political conditions (including the imposition of new or increased trade restrictions, tariffs or trade policies) or in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign jurisdiction, including any disruption thereof, due to a Government Shutdown or otherwise, (iv) any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (it being understood and agreed that the facts, events, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Company Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect), (v) the execution and delivery of this Agreement, the public announcement of this Agreement or the consummation of the transactions contemplated hereby, including the Acquisition, or the identity of Parent (it being understood and agreed that the foregoing shall not apply with respect to any representation or warranty that is intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby (including the Acquisition)), (vi) any adoption, implementation, promulgation, repeal, modification, amendment or change of any applicable Law of or by any Governmental Entity (it being understood and agreed that any changes to the regulatory treatment of any Company Product may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect), (vii) any changes or prospective changes in GAAP, (viii) any outbreak or escalation of hostilities, acts of war, sabotage, terrorism or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, (ix) any action taken by the Company or any of its Subsidiaries which is expressly required by this Agreement or the taking of any action at the written direction of Parent (except for any obligation to operate in the ordinary course of business), (x) any event, change, effect, development or occurrence resulting from the Company’s entry into the Settlement and License Agreement, by and between Jazz Pharmaceuticals, Inc. and Jazz Pharmaceuticals Ireland Limited, on the one hand, and Avadel CNS Pharmaceuticals and Flamel Ireland Limited, on the other hand, dated October 21, 2025 (the “Settlement Agreement”) or the performance of the Company’s or its Affiliates’ obligations required thereunder, or (xi) any epidemic, plague, pandemic or other outbreak of illness or public health event, hurricane, earthquake, flood or other natural disasters, acts of God or any change resulting from weather conditions, except in the case of each of clauses (i), (iii), (vi), (vii), (viii) or (xii), to the extent that any such event, change, effect, development or occurrence has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect such event, change, effect, development or occurrence has on other companies operating in the industries in which the Company and its Subsidiaries operate, then only the incremental disproportionate adverse effect of such effect shall be taken into account for the purpose of determining whether a Company Material Adverse Effect exists or has occurred.
“Company Options” means all options to purchase Company Shares, whether granted pursuant to the Company Share Plans or otherwise, other than the Company Performance Options and an option granted under the Company ESPP.
“Company Performance Options” means all options to purchase Company Shares, for which vesting is based all or partially on performance conditions that have not been achieved prior to the Effective Time, whether granted pursuant to the Company Share Plans or otherwise.
“Company Preferred Shares” means the preferred shares of the Company, nominal value $0.01.
“Company Product” means all products or product candidates that are being researched, tested, developed, labeled, handled, packaged, stored, supplied, promoted, imported, exported, commercialized, manufactured, sold, distributed, licensed, sublicensed or held for license or sublicense by any member of the Company Group and all products or product candidates, if any, with respect to which any member of the Company Group has royalty rights, including the Company’s proprietary formulations of sodium oxybate known as (i) LUMRYZ® (sodium oxybate) for extended-release oral suspension and (ii) valiloxybate, an investigational, once-at-bedtime, salt-free and artificial sweetener-free, extended-release oxybate, as licensed pursuant to a license agreement between the Company and XWPharma Ltd. as disclosed in Section 6.1(A)(t)(i)(I) of the Company Disclosure Schedule.
“Company Regulatory Agency” means any Governmental Entity with jurisdiction related to the quality, identity, strength, purity, safety, efficacy, testing, manufacturing, labeling, storage, distribution, marketing, sale, pricing, import or export of any of the Company Products.

“Company Regulatory Permits” means authorizations, permits, approvals, clearances, licenses, certifications, and registrations (i) under the FDCA or the Public Health Service Act, (ii) under the CSA, and (iii) of any applicable Company Regulatory Agency necessary for the lawful operation of the businesses of the Company or any of its Subsidiaries.
“Company Restricted Stock Awards” means all awards of Company Shares subject to vesting restrictions or forfeiture back to the Company, whether granted pursuant to the Company Share Plans or otherwise.
“Company RSU Award” means an award of restricted share units representing the right to receive one or more Company Shares or the cash value thereof upon vesting and settlement, whether granted pursuant to the Company Share Plans or otherwise.
“Company Share Award” means an award denominated in Company Shares (including Company Restricted Stock Awards and Company RSU Awards), other than a Company Option and a Company Performance Option.
“Company Share Plans” means, collectively, the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan, as amended, the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan, the Avadel Pharmaceuticals plc 2021 Inducement Plan, as amended, and any other equity-based incentive plan maintained by the Company or assumed by the Company in connection with prior acquisitions.
“Company Shareholder Approval” means (i) the approval of the Scheme by a majority in number of members of each class of Company Shareholders (including as may be directed by the High Court pursuant to Section 450(5) of the Act) representing, at the relevant voting record time, at least seventy-five percent (75%) in value of the Company Shares of that class held by Company Shareholders who are members of that class and that are present and voting either in person or by proxy, at the Court Meeting (or at any adjournment or postponement of such meeting) and (ii) each of the Required EGM Resolutions being duly passed by the requisite majorities of Company Shareholders at the EGM (or at any adjournment or postponement of such meeting).
“Company Shares” means the ordinary shares of the Company, nominal value $0.01 per share.
“Company Shareholders” means the holders of Company Shares.
“Company Superior Proposal” means any bona fide, written Company Alternative Proposal (other than a Company Alternative Proposal which has resulted from a breach of Section 5.2) (with all references to “twenty percent (20%)” in the definition of Company Alternative Proposal being deemed to be references to “fifty percent (50%)”) on terms that the Company Board determines in good faith, after consultation with its financial advisor(s) and outside legal counsel, and taking into account all the terms and conditions of the Company Alternative Proposal that the Company Board reasonably considers to be appropriate (including the financial terms of the proposal, the identity of the Person making the Company Alternative Proposal and the expected timing and likelihood of consummation, any governmental or other approval requirements (including divestitures and entry into other commitments and limitations), break-up fees, expense reimbursement provisions, conditions to consummation and availability of necessary financing), would result in a transaction that (i) if consummated, is more favorable to the Company Shareholders (in their capacity as such) from a financial point of view than the Acquisition (taking into account any proposal by Parent to amend the terms of this Agreement) and (ii) is reasonably capable of being completed on the terms proposed on a timely basis and (iii) for which financing, if a cash transaction (whether in whole or in part) is reasonably determined to be available by the Company Board.
“Completion” means the completion of the Acquisition.
“Concert Parties” means such Persons as are deemed to be Acting in Concert with Parent pursuant to Rule 3.3 of Part A of the Takeover Rules.
“Conditions” means the conditions to the Scheme and the Acquisition set out in paragraphs 1 through 5 of Appendix III of the Rule 2.7 Announcement, and “Condition” means any one of the Conditions.

“Confidentiality Agreement” means the letter agreement by and between the Company and Parent dated as of August 24, 2025.
“Contract” means any legally binding contract, agreement, obligation, understanding or instrument, lease, license or other legally binding commitment or undertaking of any nature.
“CSA” means the United States Controlled Substances Act, 21 U.S.C. §§ 801 et seq., and all regulations promulgated thereunder.
“Court Hearing” means the hearing by the High Court of the Petition to sanction the Scheme under Section 453 of the Act.
“Court Meeting” means the meeting or meetings of the Company Shareholders or, if applicable, the meeting or meetings of any class or classes of Company Shareholders (and, in each case, any adjournment or postponement thereof) convened by (i) resolution of the Company Board or (ii) order of the High Court, in either case, pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment).
“Court Meeting Resolution” means the resolution to be proposed at the Court Meeting for the purposes of approving and implementing the Scheme.
“Court Order” means the Order or Orders of the High Court sanctioning the Scheme under Section 453 of the Act.
“CVR Agreement” means that certain Contingent Value Rights Agreement by and between Parent and the Rights Agent, substantially in the form attached hereto as Exhibit A (subject to changes permitted by Section 7.10).
“CVR Consideration” means one (1) contractual contingent value right per Company Share which shall represent the right to receive certain payments pursuant to the CVR Agreement.
“Data Privacy Requirements” means, to the extent applicable to the Company or any Subsidiary, any and all: (i) Laws in any jurisdiction regulating the Processing of Personal Data by or on behalf of the Company Group, including any predecessor, successor or implementing legislation of the foregoing, and any amendments or re-enactments of the foregoing; (ii) binding obligations of any member of the Company Group concerning its Processing of Personal Data under any Contract; (iii) current and published privacy notices and privacy policies of any member of the Company Group; and (iv) binding industry standards relevant to any member of the Company Group’s Processing of Personal Data.
“DEA” means the United States Drug Enforcement Administration.
“Debt Agreement” means that certain Bridge Term Loan Credit Agreement, dated as of the date hereof, among Parent, as the TopCo Borrower, Alkermes, Inc., as the U.S. Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Sole Lead Arranger and Sole Bookrunner, and the lenders party thereto, an executed copy of which has been provided to the Company on the date of this Agreement.
“Effective Date” means the date on which the Scheme becomes effective in accordance with its terms or, if the Acquisition is implemented by way of a Takeover Offer, the date on which the Takeover Offer has become (or has been declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Documents and the Takeover Rules.
“Effective Time” means the time on the Effective Date at which the Court Order is delivered to the Registrar of Companies or, if the Acquisition is implemented by way of a Takeover Offer, the time on the Effective Date at which the Takeover Offer becomes (or is declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Documents and the Takeover Rules.
“EGM” means the extraordinary general meeting of the Company Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme, expected to be held as soon as the preceding Court Meeting shall have been concluded (it being understood that if the Court Meeting is adjourned or postponed, the EGM shall be correspondingly adjourned or postponed).

“EGM Resolutions” means, collectively, the following resolutions to be proposed at the EGM: (i) an ordinary resolution to approve the Scheme and to authorize the Company Board to take all such action as it considers necessary or appropriate to implement the Scheme; (ii) a special resolution amending the Company Memorandum and Articles of Association in accordance with Section 4.4 of this Agreement (the resolutions described in the foregoing clauses (i) and (ii), the “Required EGM Resolutions”); (iii) an ordinary resolution that any motion by the Chairperson of the Company Board to adjourn or postpone the EGM, or any adjournments or postponements thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme or any of the Required EGM Resolutions to be approved; and (iv) any other resolutions as the Company reasonably determines to be (A) required under applicable Laws or (B) otherwise necessary or desirable for the purposes of implementing the Acquisition as have been approved by Parent (such approval not to be unreasonably withheld, conditioned or delayed).
“End Date” means the date that is nine (9) months from the date of this Agreement, provided, that if the Completion shall not have occurred as of the End Date and all the conditions to Completion, other than Conditions 1, 2.3, 2.4 and 3.1 (including as a result of a Government Shutdown), would be satisfied if the Completion were to occur on such date, the End Date shall be automatically extended to the date that is twelve months (12) from the date of this Agreement, and such date shall be the End Date.
“Environmental Law” means each applicable Law relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, Hazardous Substances.
“Environmental Permits” means all consents, clearances, approvals, permissions, licenses, variances, exemptions, authorizations, acknowledgements, approvals, permits and orders of Governmental Entities required by Environmental Law for the operation of the business of the Company or any of its Subsidiaries.
“Equitable Exceptions” means (i) applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) general equitable principles, whether considered in a proceeding at law or equity.
“Equity Securities” means, with respect to any Person, (i) any shares of capital or capital stock (including any ordinary shares) or other voting securities of, or other ownership interest in, such Person, (ii) any securities of such Person convertible into or exchangeable for cash or shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person or any of its Subsidiaries, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any shares of capital or capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person or any of its Subsidiaries or (iv) any restricted shares, stock appreciation rights, restricted units, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital or capital stock or other voting securities of, other ownership interests in, or any business, products or assets of, such Person or any of its Subsidiaries.
“ERISA” means the United States Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any Person that, together with any member of the Company Group, is (or at any relevant time has or would be) treated as a single employer under Section 414 of the Code.
“Exchange Act” means the United States Securities Exchange Act of 1934.
“FCPA” means the United States Foreign Corrupt Practices Act of 1977.
“FDA” means the United States Food and Drug Administration.
“FDCA” means the United States Federal Food, Drug and Cosmetic Act of 1938, 21 U.S.C. §§ 301 et seq., and all regulations promulgated thereunder.

“Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing.
“Financing” means debt financing provided by the Debt Agreement and any other debt financing provided by any Third Party that is necessary, or that is otherwise incurred or intended to be incurred by Parent or any of the Subsidiaries of Parent, to refinance, replace or refund the Debt Agreement and/or any existing indebtedness for borrowed money of the Company, Parent or any of their respective Subsidiaries, in each case in connection with the transactions contemplated hereby, or to fund the Cash Consideration payable by Parent in the Scheme or (as the case may be) the Takeover Offer, including the offering or private placement of debt securities or the incurrence of credit facilities.
“Financing Amounts” has the meaning ascribed to it in Section 6.2(A)(e)(i).
“Financing Information” has the meaning ascribed to it in Section 7.7(a)(ii).
“Financing Sources” means (i) the Persons that have committed to provide or arrange or otherwise entered into agreements in connection with the Financing, including the parties to any joinder agreements, commitment and engagement letters, indentures or credit agreements entered into pursuant thereto or relating thereto, and any initial purchasers, underwriters, or syndication agents in connection with any notes offering contemplated by any engagement letter, but excluding in each case, for clarity, the Parties and their Subsidiaries, (ii) the Affiliates of the Persons set forth in clause (i) above and (iii) the Representatives and the respective successors and assigns of the Persons set forth in clauses (i) and (ii) above.
“GAAP” means U.S. generally accepted accounting principles.
“Government Official” means (i) any official, officer, employee or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, (ii) any political party, party official or candidate for political office or (iii) any company, business, enterprise or other entity owned or controlled by any Person described in the foregoing clause (i) or (ii) of this definition.
“Government Shutdown” means any shutdown resulting from the lack of Congressional budget appropriations, prior to the End Date, of certain United States federal government services provided by the Federal Trade Commission and Department of Justice to review the transactions contemplated by this Agreement under the HSR Act.
“Governmental Entity” means any United States, Irish or other foreign or supranational, federal, state or local government or any commission, board, body, division, political subdivision, bureau or other regulatory authority or agency thereof, and including courts and other judicial bodies, or any competition, antitrust, national security, foreign investment or supervisory body, central bank, public international organization or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, and including the Panel, the High Court, the SEC and each Company Regulatory Agency.
“Governmental Healthcare Program” means any federal healthcare program as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, Medicaid, TRICARE, CHAMPVA, the United States Department of Veterans Affairs and any other healthcare reimbursement programs funded or regulated by a Governmental Entity.
“Group” means a “group” as defined in Section 13(d) of the Exchange Act.
“Hazardous Substance” means any substance, material or waste that is listed, defined, designated or classified as hazardous, toxic, radioactive, dangerous or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law or that is otherwise regulated by any Governmental Entity with jurisdiction over protection of the environment or natural resources, including petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde foam insulation or polychlorinated biphenyls.
“Healthcare Laws” means any healthcare Law, including (a) the FDCA; (b) the CSA; (c) the federal Medicare statute and federal and state Medicaid statutes (Title XVIII and Title XIX of the Social Security

Act); (d) the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h); (e) the federal Anti-Kickback Statute (42 U.S.C.A § 1320a7b(b)), Stark Law (42 U.S.C.A § 1395nn), False Claims Act (31 U.S.C.A § 3729 et seq.) and state analogues and civil monetary penalties law (42 U.S.C. §§ 1320a-7a and 1320a-7b); (f) state licensing, disclosure and reporting regulatory requirements; (g) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information and Technology for Economic and Clinical Health Act; (h) all applicable Laws governing government pricing or price reporting programs and regulations promulgated thereunder, including the VA Federal Supply Schedule (38 U.S.C. §8126) or any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs; (i) regulations regarding any advertising, marketing and promotional activities; (j) all other applicable Laws administered by the FDA and other applicable Company Regulatory Agencies, including those governing or relating to good clinical practices, good laboratory practices, good manufacturing practices, development, manufacture, approval, processing, and use of any Company Product; (k) regulations promulgated pursuant to any of the statutes in subclauses (a) through (j); and (l) any comparable non-U.S. Laws.
“High Court” means the High Court of Ireland.
“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Intellectual Property” means any and all rights in or associated with any of the following, whether or not registered, including all rights therein and associated therewith, arising in the United States or any other jurisdiction throughout the world: (i) trademarks, service marks, brand names, certification marks, collective marks, trade names, trade dress, logos, symbols, slogans, Internet domain names, Internet account names (including social networking and media names) and other indicia of origin, together with all goodwill associated therewith or symbolized thereby, and all registrations and applications relating to the foregoing; (ii) patents and pending patent applications, and all divisions, continuations, continuations-in-part, renewals, reissues and reexaminations, and any extensions thereof; (iii) works of authorship (whether or not copyrightable), registered and unregistered copyrights (including those in Software), all registrations and applications to register the same, and all renewals, extensions, reversions and restorations thereof, including moral rights of authors, and database rights; (iv) trade secrets, rights in technology, confidential or proprietary information and other know-how, including inventions (whether or not patentable or reduced to practice), concepts, methods, processes, protocols, assays, formulations, formulae, technical, research, clinical and other data, databases, compilations, prototypes, designs, specifications, techniques, schematics, drawings, algorithms, models and methodologies (collectively, “Trade Secrets”); (v) rights in Software; and (vi) other similar types of proprietary rights or other intellectual property.
“Ireland” means Ireland, excluding Northern Ireland, and the word “Irish” shall be construed accordingly.
“Irrecoverable VAT” means in relation to any Person, any amount in respect of VAT which that Person (or a member of the same VAT Group as that Person) has incurred and in respect of which neither that Person nor any other member of the same VAT Group as that Person is entitled to a refund (by way of credit or repayment) from any relevant Tax Authority pursuant to and determined in accordance with applicable VAT Laws.
“IT Assets” means any and all computers, Software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines and other information technology equipment, and all associated documentation, owned by, licensed or leased to, or otherwise used by any member of the Company Group.
“knowledge” means (i) in relation to the Company, the actual knowledge, after due inquiry, of the Persons listed in Section 1.1(a)(i) of the Company Disclosure Schedule and (ii) in relation to Parent, the actual knowledge, after due inquiry of the Persons listed in Section 1.1(a)(ii) of the Company Disclosure Schedule. None of the individuals set forth in Section 1.1(a) of the Company Disclosure Schedule shall have any personal liability or obligations regarding such knowledge.
“Law” means any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, executive order or agency requirement of any Governmental Entity.

“Licensed Intellectual Property” means any and all Intellectual Property owned by a Third Party to which any member of the Company Group receives a license, covenant not to sue or other similar rights with respect to such Intellectual Property.
“Lien” means, with respect to any property or asset, any mortgage, lien, license, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset (including in each case any license to, or covenant not to sue in respect of, Intellectual Property).
“Lookback Date” means January 1, 2023.
“Nasdaq” means the Nasdaq Global Market, any successor stock exchange operated by the Nasdaq Global Market, or any successor thereto.
“Northern Ireland” means the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone on the island of Ireland.
“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Entity or arbitrator (in each case, whether temporary, preliminary or permanent).
“Organizational Documents” means memorandum of association, articles of association, articles of incorporation, certificate of incorporation, constitution, by-laws, limited liability company agreement, operating agreement or other equivalent organizational document, as appropriate.
“Owned Intellectual Property” means any and all Intellectual Property owned or purported to be owned, whether solely or jointly, by any member of the Company Group.
“Panel” means the Irish Takeover Panel.
“Parent Board” means the board of directors of Parent.
“Parent Group” means Parent and all of its Subsidiaries.
“Parent Material Adverse Effect” means any event, change, effect, development or occurrence that, individually or together with any other event, change, effect, development or occurrence, would be reasonably expected to prevent, materially delay or materially impair the ability of Parent to consummate the transactions contemplated hereby (including the Acquisition) prior to the End Date.
“Parties” means the Company and Parent and “Party” shall mean either the Company, on the one hand, or Parent (whether individually or collectively), on the other hand (as the context requires).
“Permitted Lien” means (i) any Liens for Taxes that are either (A) not yet due and payable or (B) being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with GAAP, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, (iv) easements, rights-of-way, covenants, restrictions and other encumbrances of record as of the date of this Agreement, (v) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business that do not materially detract from the value or the use of the property subject thereto, (vi) statutory landlords’ liens and liens granted to landlords under any lease, (vii) any purchase money security interests, equipment leases or similar financing arrangements, (viii) any Liens which are disclosed on the Company Balance Sheet, or the notes thereto, (ix) any Liens that are not material to the Company and its Subsidiaries, taken as a whole, and (x) Liens listed and described in Section 1.1(a)(iii) of the Company Disclosure Schedule.
“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision.
“Personal Data” means any data or information relating directly or indirectly to an identified or identifiable natural person or household that constitutes ‘personal data,’ ‘personally identifiable information’ or any other such equivalent or similar defined term under relevant Laws applicable to the Company.

“Process” means the creation, collection, use, storage, recording, maintenance, distribution, transfer, transmission, receipt, import, export, access, disposal, disclosure and any other processing of Personal Data (whether electronically or in any other form or medium), and “processing” and “processed” shall be construed accordingly.
“Petition” means the petition to the High Court seeking the Court Order.
“Proxy Statement” has the meaning ascribed to it in Section 3.1(a).
“Registrar of Companies” means the Registrar of Companies in Dublin, Ireland.
“Regulatory Information Service” means a regulatory information service as defined in the Takeover Rules.
“Reimbursement Amount” means an amount equal to the documented, specific, quantifiable Third Party costs and expenses incurred, directly or indirectly, by Parent or its Subsidiaries, or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including Third Party costs and expenses incurred in connection with exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, the arrangement of financing and the engagement of Third Party Representatives to assist in the process together with any Irrecoverable VAT thereon.
“Representatives” means, in relation to any Person, the directors, officers, employees, agents, investment bankers, financial advisors, legal advisors, accountants, brokers, finders, consultants or other representatives of such Person.
“Resolutions” means the EGM Resolutions and the Court Meeting Resolution, which will be set out in the Scheme Document.
“Rule 2.7 Announcement” means the announcement to be made by the Parties pursuant to Rule 2.7 of the Takeover Rules in respect of the Acquisition, in the form agreed to by or on behalf of the Parties.
“Sanctioned Country” means any country or territory that currently is or in the last five (5) years has been the target of comprehensive sanctions pursuant to Sanctions Laws, including the Crimea region, Cuba, Iran, North Korea, Syria, the so-called Donetsk or Luhansk People’s Republics, or the Kherson or Zaporizhzhia regions of Ukraine.
“Sanctioned Person” means any Person with whom dealings are restricted or prohibited under any Sanctions Laws, including the Sanctions Laws of the United States, the United Kingdom, the European Union or the United Nations, including (i) any Person identified in any list of Sanctioned Persons maintained by (A) the United States Department of Treasury, Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security or the United States Department of State, (B) His Majesty’s Treasury of the United Kingdom, (C) any committee of the United Nations Security Council or (D) the European Union, (ii) any Person located, organized, or ordinarily resident in, organized in, or a Governmental Entity of, any Sanctioned Country and (iii) any Person which is directly or indirectly fifty percent (50%) or more owned or controlled by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii).
“Sanctions Laws” means all applicable Laws concerning economic sanctions, including embargoes, export/import controls and other restrictions, the ability to make or receive international payments, the freezing or blocking of assets of targeted Persons, the ability to engage in transactions with specified Persons or countries or the ability to take an ownership interest in assets of specified Persons or located in a specified country, and any applicable Laws threatening to impose economic sanctions on any person for engaging in proscribed behavior, including, without limitation, the Sanctions Laws of the United States, the United Kingdom, the European Union and the United Nations.
“Scheme” means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act to effect the Acquisition pursuant to this Agreement, on such terms and in such form as is consistent with the terms agreed to by the Parties as set out in the Rule 2.7 Announcement, including any revision thereof as may be agreed between the Parties in writing, and, if required, by the High Court.

“Scheme Consideration” means (i) the Cash Consideration and (ii) the CVR Consideration.
“Scheme Document” means a document (or relevant sections of the Proxy Statement comprising the Scheme Document) (including any amendments or supplements thereto) to be distributed to Company Shareholders and, for information only, to Company Equity Award Holders containing (i) the Scheme, (ii) the notice or notices of the Court Meeting and EGM, (iii) an explanatory statement as required by Section 452 of the Act with respect to the Scheme, (iv) such other information as may be required or necessary pursuant to the Act, the Exchange Act or the Takeover Rules and (v) such other information as the Company and Parent shall agree.
“Scheme Recommendation” means the recommendation of the Company Board that Company Shareholders vote in favor of the Resolutions.
“Scheme Record Time” shall have the meaning given to it in the Scheme.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933.
“Software” means all (i) computer programs and other software including any and all software implementations of algorithms, models, methodologies, assemblers, applets, compilers, development tools, design tools and user interfaces, whether in source code or object code form, (ii) databases and compilations, including all data and collections of data, whether machine readable or otherwise and (iii) updates, upgrades, modifications, improvements, enhancements, derivative works, new versions, new releases and corrections to or based on any of the foregoing.
“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person if such Person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to applicable Law) of such Subsidiary.
“Takeover Offer” means an offer in accordance with Section 3.6 for the entire issued share capital of the Company (other than any Company Shares beneficially owned by Parent or any member of the Parent Group (if any) and any Company Shares held by any member of the Company Group) including any amendment or revision thereto pursuant to this Agreement, the full terms of which would be set out in the Takeover Offer Document or (as the case may be) any revised offer documents.
“Takeover Offer Document” means, if, following the date of this Agreement, Parent elects to implement the Acquisition by way of the Takeover Offer in accordance with Section 3.6, the document to be sent to Company Shareholders and others by Parent containing, among other things, the Takeover Offer, the Conditions (except as Parent determines pursuant to and in accordance with Section 3.6 not to be appropriate in the case of a Takeover Offer) and certain information about Parent and the Company and, where the context so requires, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer.
“Takeover Panel Act” means the Irish Takeover Panel Act 1997.
“Takeover Rules” means the Irish Takeover Panel Act 1997, Takeover Rules, 2022.
“Third Party” means any Person or Group, other than the Company or any of its Affiliates, in the case of Parent, or other than Parent or any of its Affiliates, in the case of the Company, and the Representatives of such Persons, in each case, acting in such capacity.
“Treasury Regulations” mean the United States Treasury regulations promulgated under the Code.
“U.S.” or “United States” means the United States, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction.

“VAT” means any tax imposed by any member state of the European Union in conformity with the directive of the Council of the European Union on the common system of value added tax (2006/112/EC) and any tax similar to or replacing the same.
“VAT Group” means a group as defined in Section 15 of the Value Added Tax Consolidation Act 2010 and any similar VAT grouping arrangement in any other jurisdiction.
“Willful Breach” means a material breach of this Agreement that is the consequence of an act or omission by a breaching party with the actual knowledge that the taking of such act or such omission to take action would be a material breach of this Agreement.
Section 1.2   Construction.   The following rules of interpretation shall apply to this Agreement: (i) the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) references to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified; (iv) all schedules annexed to this Agreement or referred to in this Agreement, including the Company Disclosure Schedule, are incorporated in and made a part of this Agreement as if set forth in full in this Agreement; (v) any capitalized term used in any schedule annexed to this Agreement, including the Company Disclosure Schedule, but not otherwise defined therein shall have the meaning set forth in this Agreement; (vi) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (vii) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import; (viii) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (ix) references to any applicable Law shall be deemed to refer to such applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (x) references to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided, that with respect to any Contract listed on any schedule annexed to this Agreement or referred to in this Agreement, including the Company Disclosure Schedule, all such amendments, modifications or supplements must also be listed in the appropriate schedule; (xi) references to any Person include the successors and permitted assigns of that Person; (xii) references “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively; (xiii) references to “dollars” and “$” means U.S. dollars; (xiv) the term “made available” and words of similar import mean that the relevant documents, instruments or materials were (A) except as set forth in Section 1.2(xiv) of the Company Disclosure Schedule, posted and made available to Parent on the Company virtual data room at least forty-eight (48) hours prior to the date hereof; or (B) filed or furnished to the SEC at least two (2) Business Days prior to the date hereof and not subject to any redactions or omissions; (xv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; (xvi) any reference to an Irish legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Ireland, be deemed to include a reference to what most nearly approximates in that jurisdiction to the Irish legal term; (xvii) references to times are to New York City times unless otherwise specified; (xviii) unless otherwise indicated, the word “or” shall not be exclusive (i.e., “or” shall be deemed to mean “and/or”); and (xix) the Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

ARTICLE II
RULE 2.7 ANNOUNCEMENT, SCHEME DOCUMENT AND COMPANY EQUITY AWARD HOLDER PROPOSAL
Section 2.1   Rule 2.7 Announcement.
(a)   Each Party confirms that its respective board of directors (or a duly authorized committee thereof) has approved the contents and release of the Rule 2.7 Announcement.
(b)   Following the execution of this Agreement, the Company and Parent shall jointly, in accordance with, and for the purposes of, the Takeover Rules, procure the release of the Rule 2.7 Announcement to a Regulatory Information Service by no later than 5:00 pm, New York City time, on October 22, 2025, or such later time as may be agreed between the Parties in writing.
(c)   The obligations of the Company and Parent under this Agreement, other than the obligations under Section 2.1(b), shall be conditional on the release of the Rule 2.7 Announcement to a Regulatory Information Service.
(d)   The Company confirms that, as of the date hereof, the Company Board unanimously considers that the terms of the Scheme as contemplated by this Agreement are fair and reasonable and that the Company Board has unanimously resolved to recommend to the Company Shareholders that they vote in favor of the Resolutions. The recommendation of the Company Board that the Company Shareholders vote in favor of the Resolutions, and the related opinions of the financial advisors to the Company Board, are set out in the Rule 2.7 Announcement and, subject to Section 5.2, shall be incorporated in the Scheme Document and, to the extent required by applicable Laws, any other document sent to the Company Shareholders in connection with the Acquisition.
(e)   The Conditions are hereby incorporated in and shall constitute a part of this Agreement.
Section 2.2   Scheme.   Subject to Section 3.6:
(a)   the Company agrees that, unless this Agreement has been terminated in accordance with Article IX, it will propose the Scheme to the Company Shareholders in the manner set out in Article III and, subject to the satisfaction or, in the sole discretion of the applicable Party, waiver (where permissible under the provisions of the Rule 2.7 Announcement or the Scheme Document) of the Conditions (with the exception of Conditions 2.3 and 2.4 and any other Conditions that by their nature are to be satisfied on the Sanction Date (as defined in Appendix III of the Rule 2.7 Announcement), but subject to the satisfaction or waiver (where permissible under the provisions of the Rule 2.7 Announcement or the Scheme Document) of such Conditions), will, in the manner set out in Article III, petition the High Court to sanction the Scheme so as to facilitate the implementation of the Acquisition;
(b)   Parent agrees that it will participate in the Scheme and agrees to be bound by its terms, as proposed by the Company to the Company Shareholders, and that it shall, subject to the satisfaction or, in the sole discretion of the applicable Party, waiver (where permissible under the provisions of the Rule 2.7 Announcement or the Scheme Document) of the Conditions, effect the Acquisition through the Scheme on the terms set out in this Agreement and the Scheme; and
(c)   each of the Parties agrees that it will perform all of the obligations required of it in respect of the Acquisition on the terms set out in this Agreement or the Scheme, and each will, subject to the terms and conditions of this Agreement, including Section 7.2, use its reasonable best efforts to take such other steps as are within its power and are reasonably required of it for the proper implementation of the Scheme, including those required of it pursuant to this Agreement in connection with the Completion.
Section 2.3   Change in Shares.   Notwithstanding anything in this Agreement to the contrary, if at any time during the period between the date of this Agreement and the earlier of (i) the Effective Time and (ii) the valid termination of this Agreement pursuant to and in accordance with Article IX, the number of outstanding Company Shares or securities convertible or exchangeable into or exercisable for Company Shares shall have been changed into a different number of Company Shares or securities, or a different class, by reason of any subdivision, reclassification, reorganization, stock split (including a reverse stock split), stock dividend, combination or distribution, recapitalization or other similar transaction, the Scheme Consideration and any payments to be made under Article IV shall be equitably adjusted to provide the holders of Company Shares and Company Equity Awards the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.3 shall be construed to permit the Company or any of its Subsidiaries to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
Section 2.4   Company Equity Award Holder Proposal.
(a)   Subject to the posting of the Scheme Document to the Company Shareholders in accordance with Section 3.1, the Parties agree that the Company Equity Award Holder Proposal will be made to Company Equity Award Holders in respect of their respective holdings of Company Options, Company Performance Options or Company Share Awards in accordance with Rule 15 of the Takeover Rules and the terms of the Company Share Plans.
(b)   The Company Equity Award Holder Proposal shall be sent to the Company Equity Award Holders as a joint letter from the Company and Parent, and the Parties shall reasonably agree to the final form of the letter to be issued in respect of the Company Equity Award Holder Proposal and all other documentation necessary to effect the Company Equity Award Holder Proposal.
(c)   Except as required by applicable Law, the High Court or the Panel, no Party shall amend the Company Equity Award Holder Proposal after it has been sent to the Company Equity Award Holders without the consent of each other Party (such consent not to be unreasonably withheld, conditioned or delayed).
ARTICLE III
IMPLEMENTATION OF THE SCHEME
Section 3.1   Responsibilities of the Company in Respect of the Scheme.   The Company shall:
(a)   (i) be responsible for the preparation of a proxy statement to be sent to the Company Shareholders in connection with the matters to be submitted at the Court Meeting and the EGM (such proxy statement, as amended or supplemented, the “Proxy Statement”) and the Scheme Document and all other documentation necessary to effect the Scheme and to convene the EGM and Court Meeting, including any materials required to be filed with the SEC in connection with the foregoing, (ii) provide Parent with drafts of the Proxy Statement and the Scheme Document and afford Parent reasonable opportunity to review and comment on the Proxy Statement and the Scheme Document and such other documents and shall consider such comments in good faith and (iii) subject to the foregoing clauses (i) and (ii), as promptly as reasonably practicable after the date hereof (but in no event later than November 12, 2025), cause the preliminary Proxy Statement and the Scheme Document to be filed with the SEC and the Panel (to the extent required by Rule 41.1(b) of the Takeover Rules);
(b)   for the purpose of implementing the Scheme, instruct a barrister (of senior counsel standing) and provide Parent and its Representatives with the opportunity to attend any meetings with such barrister to discuss matters pertaining to the Scheme and any issues arising in connection with it (except to the extent the barrister is to advise on matters relating to the fiduciary duties of the directors of the Company or their responsibilities under the Takeover Rules, a Company Alternative Proposal or the termination of this Agreement pursuant to and in accordance with Article IX);
(c)   as promptly as reasonably practicable, notify Parent upon the receipt of any comments from the Panel or the SEC on, or any request from the Panel or the SEC for amendments or supplements to, the Proxy Statement, the Scheme Document, the Company Equity Award Holder Proposal and the related forms of proxy and provide Parent with copies of all material written correspondence between it and its Representatives and the Panel or the SEC relating to such documents;
(d)   use its reasonable best efforts to respond to and resolve all Panel and SEC comments with respect to the Proxy Statement and the Scheme Document as promptly as reasonably practicable after receipt thereof;

(e)   as promptly as reasonably practicable, notify Parent of any other matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Proxy Statement or the Scheme Document with the SEC and the Panel, as applicable, or implementation of the Scheme as the case may be;
(f)   prior to filing or sending any amendment or supplement to the Proxy Statement or the Scheme Document requested by the Panel or the SEC, or responding in writing to any comments of the Panel or the SEC with respect thereto, the Company shall provide Parent with a reasonable opportunity to review and comment on such document or response and consider in good faith such comments;
(g)   subject to sub-paragraph (j) below, cause the definitive Proxy Statement to be mailed as promptly as reasonably practicable after the latter of (i) the date on which the SEC confirms that it will not review the Proxy Statement (which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company on or prior to the tenth (10th) calendar day after filing the Proxy Statement) or that it has no further comments on the Proxy Statement and (ii) the date on which the Panel confirms that it has no further comments on the Proxy Statement and Scheme Document;
(h)   to the extent that clearance of the Proxy Statement or the Scheme Document by the Panel might require that waivers or derogations in respect of the Takeover Rules be sought and obtained from the Panel in relation to matters that relate to the Company and/or any of its Concert Parties, make a submission for (and use reasonable best efforts to have approved) such waiver or derogation as promptly as reasonably practicable after having provided Parent with a reasonable opportunity to review and comment on such submission and considering in good faith such comments and support any submissions to the Panel made by Parent pursuant to Section 3.2(h);
(i)   provide Parent with drafts of any and all pleadings, affidavits, orders, originating notices of motion or other originating pleadings or notices of motion, petitions and other filings prepared by the Company for submission to the High Court in connection with the Scheme prior to their filing, and afford Parent reasonable opportunities to review and comment on all such documents and consider in good faith such comments;
(j)   as promptly as is reasonably practicable following the Clearance Date, as promptly as reasonably practicable (taking into account any requirements of the Panel with respect to the Scheme Document and the SEC review (if any) with respect to the Proxy Statement, that must be satisfied prior to the release of the Scheme Document), the Company shall file the originating notice of motion, the notice of motion for entry to the commercial division of the Irish High Court and any ancillary court papers with the Central Office of the Irish High Court for the purpose of commencing the court application to seek directions under Section 450(5) of the Act as to the appropriate meetings to be held and to order that the Court Meeting be convened as promptly as is reasonably practicable following the Clearance Date and seek such directions of the High Court as it considers necessary or desirable in connection with the Court Meeting and thereafter comply with such directions; provided that if (x) the Company Board determines to convene the Court Meeting directly pursuant to Section 450(1) of the Act and (y) Parent has provided its prior written consent (not to be unreasonably withheld, conditioned or delayed) to such action, this Section 3.1(j) shall not apply and the Company Board shall convene the Court Meeting;
(k)   if the Company Board determines, to convene the Court Meeting directly pursuant to Section 450(1) of the Act and Parent has provided its prior written consent to such action in accordance with Section 3.1(j), the Company shall make all necessary applications to the High Court in connection with the implementation of the Scheme following the Court Meeting, and use its reasonable best efforts to ensure that the hearing of such proceedings occurs as promptly as is reasonably practicable and seek such directions of the High Court as it considers necessary or desirable in connection with the implementation of the Scheme and thereafter comply with such directions;
(l)   procure the publication of the requisite advertisements and sending the Scheme Document (in a form acceptable to the Panel), Proxy Statement and the related forms of proxy for the use at the Court Meeting and the EGM (the form of which shall be agreed between the Parties, acting reasonably) (i) to Company Shareholders on the register of members of the Company on the record date, as promptly as reasonably practicable after the Clearance Date and (ii) to the holders of the Company Options, Company

Performance Options and the Company Share Awards as of such date, for information only, as promptly as reasonably practicable after the Clearance Date, and thereafter shall publish or post such other documents and information (the form of which shall be agreed between the Parties, acting reasonably) as may be required by applicable Law or as the High Court or the Panel may approve or direct from time to time;
(m)   unless the Company Board has effected a Company Board Change of Recommendation pursuant to and in accordance with Section 5.2, and subject to the obligations of the Company Board under the Takeover Rules, procure that the Proxy Statement and the Scheme Document include the Scheme Recommendation;
(n)   include in the Proxy Statement a notice convening the EGM to be held immediately following the Court Meeting to consider and, if thought fit, approve the EGM Resolutions;
(o)   prior to the Court Meeting, keep Parent reasonably informed on a reasonably current basis of the number of proxy votes received in respect of resolutions to be proposed at the Court Meeting or the EGM, and in any event provide such number promptly upon the request of Parent or its Representatives and, unless the Company Board has effected a Company Board Change of Recommendation pursuant to and in accordance with Section 5.2, use reasonable best efforts to solicit proxies as may be necessary to pass the Resolutions at the Court Meeting or the EGM;
(p)   notwithstanding any Company Board Change of Recommendation, unless this Agreement has been validly terminated pursuant to and in accordance with Article IX, hold the Court Meeting and the EGM on the dates set out in the notices of the Court Meeting and the EGM respectively, or such later date as may be agreed in writing by the Parties, and in such a manner as shall be approved, if necessary by the High Court or the Panel, and propose the Resolutions without any amendments, unless such amendments have been agreed to in writing by Parent, such agreement by Parent not to be unreasonably withheld, conditioned or delayed;
(q)   subject to the terms of this Agreement, afford all such cooperation and assistance as may reasonably be requested of it by Parent in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme, including the provision to Parent in a timely manner of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Parent may reasonably request;
(r)   assume responsibility for the information relating to it or any of its Subsidiaries contained in the Scheme Document, the Proxy Statement or any other document sent to Company Shareholders (or Company Equity Award Holders, as applicable) or filed with the High Court or in any announcement issued in connection with the Acquisition, other than statements made by Parent in relation to their intentions with respect to the Company and its Subsidiaries;
(s)   review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it by Parent;
(t)   following the Court Meeting and EGM, assuming the Resolutions are duly passed (including by the requisite majorities required under Section 453 of the Act in the case of the Court Meeting) and all other Conditions are satisfied or, in the sole discretion of the applicable Party, waived (where permissible under the terms of the Rule 2.7 Announcement or the Scheme Document) (with the exception of Conditions 2.3 and 2.4 and any other Conditions that are by their nature to be satisfied on the Sanction Date, but subject to the satisfaction or waiver (where permissible under the provisions of the Rule 2.7 Announcement or the Scheme Document) of such Conditions), take all necessary steps on the part of the Company to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the High Court to the Scheme as soon as possible thereafter;
(u)   give such undertakings as are required by the High Court in connection with the Scheme as are reasonably necessary or desirable to implement the Scheme;
(v)   keep Parent reasonably informed as to the performance of the obligations and responsibilities required of the Company pursuant to the Scheme; and

(w)   use its reasonable best efforts to ensure the Proxy Statement and Scheme Document comply in all material respects with applicable Law and do not, at the time mailed and at the time of the Court Meeting and EGM, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances, not misleading, except that no covenant is made by the Company with respect to statements made in the Proxy Statement and Scheme Document based on information supplied in writing by or on behalf of Parent specifically for inclusion or incorporation by reference therein.
Section 3.2   Responsibilities of Parent in Respect of the Scheme.   Parent shall:
(a)   either (i) instruct counsel to appear on its behalf at the Court Hearing and undertake to the High Court to be bound by the terms of the Scheme insofar as it relates to Parent or (ii) provide a written undertaking to the High Court to be bound by the terms of the Scheme insofar as it relates to Parent;
(b)   if, and to the extent that, it or any of its Concert Parties owns or is interested in Company Shares, exercise all of its rights and, insofar as lies within its powers, procure that each of its Concert Parties shall exercise all of their respective rights, in respect of such Company Shares so as to implement, and otherwise support the implementation of, the Scheme, including by voting (and, in respect of interests in the Company held via contracts for difference or other derivative instruments, insofar as lies within its powers, procuring that instructions are given to the holder of the underlying Company Shares to vote) in favor of the Resolutions or, if required by Law, the High Court or the Takeover Rules, refraining from voting, at any Court Meeting or EGM as the case may be;
(c)   provide the Company in a reasonably prompt manner with such information regarding Parent and/or its Concert Parties as is reasonably required for inclusion in the Scheme Document, the Proxy Statement, the Company Equity Award Holder Proposal and any necessary court application, paper, filing or other document;
(d)   keep the Company reasonably informed as to the performance of the obligations and responsibilities required of Parent pursuant to the Scheme;
(e)   subject to the terms of this Agreement (including Section 7.2 hereof) and the Scheme, afford all such cooperation and assistance as may reasonably be requested of it by the Company in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme, including the provision to the Company in a reasonably timely manner of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as the Company may reasonably request (including for the purposes of preparing the Scheme Document);
(f)   assume responsibility for the information relating to it or any of its Subsidiaries, or any statements made by it or any of its Subsidiaries with respect to the Company and its Subsidiaries, contained in the Scheme Document, the Proxy Statement or any other document sent to Company Shareholders or filed with the High Court or in any announcement issued in connection with the Acquisition;
(g)   review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it by the Company;
(h)   to the extent that clearance of the Proxy Statement or the Scheme Document by the Panel might require that waivers or derogations in respect of the Takeover Rules be sought and obtained from the Panel in relation to matters that relate to Parent and/or any of its Concert Parties, make a submission for (and use reasonable best efforts to have approved) such waiver or derogation as promptly as reasonably practicable after having provided the Company with a reasonable opportunity to review and comment on such submission and considering in good faith such comments and support any submissions to the Panel made by the Company pursuant to Section 3.1(h);
(i)   as promptly as reasonably practicable, notify the Company of any other matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Proxy Statement or the Scheme Document with the SEC and the Panel, as applicable, or implementation of the Scheme, as the case may be.

Section 3.3   Mutual Responsibilities of the Parties.
(a)   If any of the Parties becomes aware of any information that, pursuant to the Takeover Rules, the Act, the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Scheme Document or the Proxy Statement, then such Party shall promptly inform the other Party thereof and the Parties shall cooperate with each other in submitting or filing such amendment or supplement with the Panel, the SEC or the High Court, as applicable, and, if required, in mailing such amendment or supplement to the Company Shareholders and, for information only, if required, to the holders of the Company Options, Company Performance Options or Company Share Awards. Each of the Parties agrees to promptly (i) correct any information provided by it for use in the Scheme Document or the Proxy Statement, as applicable, if and to the extent that such information shall have become false or misleading in any material respect and (ii) supplement the information provided by it specifically for use in the Scheme Document or the Proxy Statement, as applicable, to include any information that shall become necessary in order to make the statements in the Scheme Document or the Proxy Statement, as applicable, in light of the circumstances under which they were made, not misleading. The Company further agrees to cause the Scheme Document or the Proxy Statement, as applicable, as so corrected or supplemented promptly to be filed with the Panel and the SEC and to be sent to its shareholders and, for information only, if required, to the holders of the Company Options, Company Performance Options or Company Share Awards in each case as and to the extent required by applicable Law. For purposes of this Section 3.3(a), any information concerning the Company Group will be deemed to have been provided by the Company, and any information concerning the Parent Group will be deemed to have been provided by Parent.
(b)   Each Party shall provide the other Party with reasonable prior notice of any proposed material oral communication with the SEC or the High Court and, except to the extent prohibited by the SEC or the High Court, afford the other Party reasonable opportunity to participate therein, other than with respect to any such communication to the extent related to a Company Alternative Proposal or the termination of this Agreement pursuant to and in accordance with Article IX.
Section 3.4   Dealings with the Panel.
(a)   Each of the Parties will (i) give the other reasonable prior notice of any proposed meeting or material substantive discussion, communication or correspondence between it or its Representatives with the Panel, or any amendment to be proposed to the Acquisition or the Scheme in connection therewith, and, except to the extent any such meeting, discussion, communication or correspondence relates to a Company Alternative Proposal or the valid termination of this Agreement pursuant to and in accordance with Article IX, afford the other reasonable opportunities to review and make comments and suggestions with respect to the same and consider in good faith such comments and suggestions and (ii) except to the extent any such meeting, discussion, communication correspondence or submission relates to a Company Alternative Proposal or the valid termination of this Agreement pursuant to and in accordance with Article IX, keep the other reasonably informed of all such meetings, discussions, communications or correspondence that it or its Representative(s) have with the Panel and not participate in any meeting or discussion with the Panel concerning this Agreement or the transactions contemplated by this Agreement unless it consults with the other Party in advance, and, unless prohibited by the Panel, gives such other Party the opportunity to attend and provide copies of all written submissions it makes to the Panel and copies (or, where verbal, a verbal or written summary of the substance) of the Panel responses thereto provided always that any correspondence or other information required to be provided under this Section 3.4 may be redacted:
(i)   to remove references concerning the valuation of the businesses of the Company;
(ii)   to prevent the exchange of confidential information as required by applicable Law (provided, that the redacting Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such confidentiality concerns); and
(iii)   as necessary to address reasonable privilege concerns (provided, that the redacting Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such privilege concerns).
(b)   The Company undertakes, if so reasonably requested by Parent to, as promptly as practicable, provide its written consent to Parent and to the Panel in respect of any application made by Parent to the Panel:

(i)   to redact any commercially sensitive or confidential information specific to Parent’s financing arrangements for the Acquisition (“Parent Financing Information”) from any documents that Parent is required to display pursuant to Rule 26.3(v) of the Takeover Rules;
(ii)   for a derogation from the requirement under the Takeover Rules to disclose Parent Financing Information in the Scheme Document, any supplemental document or other document sent to Company Shareholders or the holders of the Company Options, Company Performance Options or Company Share Awards pursuant to the Takeover Rules;
(iii)   for a derogation from Rule 16.1 or Rule 20.1 of the Takeover Rules to permit Parent to implement, and to pay fees to lenders in connection with, its Financing and syndication arrangements with respect to its Financing, and to provide information to lenders and prospective lenders on such terms as the Panel may permit; and
(iv)   for a derogation from the disclosure requirements of Rule 24.4 of the Takeover Rules, seeking consent to the aggregation of dealings for purposes of disclosure in the Scheme Document.
(c)   Parent undertakes, if so requested by the Company to, as promptly as practicable, provide its written consent to the Company and to the Panel in respect of any application made by the Company to the Panel:
(i)   to permit entering into and effecting the retention, bonus or benefit arrangements contemplated by Section 5.1(b)(xii) of the Company Disclosure Schedule;
(ii)   for a derogation from the disclosure requirements of Rule 25.4 of the Takeover Rules, seeking consent to the aggregation of dealings for purposes of disclosure in the Scheme Document;
(iii)   to the extent applicable, requesting consent or, as the case may be, a derogation from, Rule 16.1 and/or 16.2 of the Takeover Rules in respect of any matter which Parent and the Company have agreed to on the date hereof or Parent otherwise consents to; and
(d)   Parent and the Company undertake, if so requested by the other Party to, as promptly as reasonably practicable, issue its written consent to the other Party and to the Panel in respect of any application reasonably requesting any derogation, permission or consent from the Panel in connection with the Takeover Rules (other than any derogation, permission or consent relating to the termination of this Agreement or the invoking of any Condition to the Acquisition).
(e)   Notwithstanding the foregoing provisions of this Section 3.4, neither the Company nor Parent shall be required to take any action pursuant to the foregoing provisions (a) through (d) if such action is prohibited by the Panel (unless the Panel decision is successfully appealed by either the Company or Parent).
(f)   Nothing in this Agreement shall in any way limit the Parties’ obligations under the Takeover Rules.
Section 3.5   No Scheme Amendment by the Company.   Except as required by applicable Law, the High Court or the Panel, the Company shall not take any of the following actions after sending the Scheme Document to the Company Shareholders, in each case, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed):
(a)   amend the Scheme;
(b)   adjourn or postpone (or propose an adjournment or postponement of) the Court Meeting or the EGM; provided, however, that the Company may, without the consent of, but after consultation with, Parent, and shall, upon the written request of Parent, adjourn or postpone (or propose to adjourn or postpone) the Court Meeting or EGM if (i) in the case of adjournment, such adjournment was requested by the Company Shareholders (but only to the extent the proposal for such adjournment was not proposed by the Company or any of its Affiliates or their respective Representatives), (ii) reasonably necessary to ensure that any required supplement or amendment to the Scheme Document or Proxy Statement is provided to the Company Shareholders or to permit dissemination of information which is material to the Company Shareholders voting at the Court Meeting or the EGM (but only for so long as the Company Board determines in good faith, after having consulted with outside counsel, as is reasonably necessary or advisable to give the Company Shareholders sufficient time to evaluate any such disclosure or information) or (iii) as of the time the Court Meeting or EGM is scheduled (as set forth in the Scheme Document or Proxy Statement), there are insufficient Company Shares represented (either in person or by proxy) (A) to constitute a quorum necessary to conduct the business of the Court Meeting or the EGM (but only until a meeting can be held at which there are a sufficient number of Company Shares represented to constitute a quorum) or (B) voting for the approval of the Court Meeting Resolutions or the EGM Resolutions, as applicable (but only until a meeting can be held at which there are a sufficient number of votes of Company Shareholders to approve the Court Meeting Resolutions or the EGM Resolutions, as applicable); provided, further, that, notwithstanding the foregoing, (x) other than any adjournments or postponements required by applicable Law, including adjournments or postponements to the extent reasonably necessary or advisable to ensure that any required supplement or amendment to the Proxy Statement is provided or made available to Company Shareholders or to permit dissemination of information which is material to shareholders voting at the Court Meeting and EGM and to give the Company Shareholders sufficient time to evaluate any such supplement or amendment or other information, no such adjournment or postponement pursuant to clause (i) or (iii) shall, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), be for a period exceeding fifteen (15) Business Days and the Company shall not adjourn or postpone the Court Meeting or the EGM pursuant to clause (i) or (iii) more than two (2) times and (y) without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), Parent may not require any adjournments or postponements of the EGM or Court Meeting that in the aggregate with all other such adjournments and postponements required by Parent would exceed fifteen (15) Business Days; or
(c)   amend the Resolutions (in each case, in the form set out in the Scheme Document).
Section 3.6   Switching to a Takeover Offer.
(a)   Subject to the terms of this Section 3.6, in the event that Parent reasonably determines that a competitive situation (as that term is defined in the Takeover Rules) exists or, based on facts known at the time, may reasonably be expected to arise in connection with the Acquisition, Parent may elect (subject to receiving the Panel’s consent, if required) to implement the Acquisition by way of the Takeover Offer (rather than the Scheme), whether or not the Scheme Document has been posted.
(b)   Except in the event the Company Board has made a Company Board Change of Recommendation pursuant to and in accordance with Section 5.2, if Parent elects to implement the Acquisition by way of the Takeover Offer, the Company undertakes to provide Parent and its Representatives as promptly as reasonably practicable with all such information about the Company Group (including directors and their connected persons) as may reasonably be required for inclusion in the Takeover Offer Document and to provide all such other assistance as may reasonably be required by the Takeover Rules in connection with the preparation of the Takeover Offer Document, including reasonable access to, and ensuring the provision of reasonable assistance by, its management and Representatives.
(c)   If Parent elects to implement the Acquisition by way of a Takeover Offer:
(i)   Parent and the Company agree that the Takeover Offer Document will contain provisions consistent with the terms and conditions set out in the Rule 2.7 Announcement, the relevant Conditions and such other further terms and conditions as agreed (including any modification thereto) between Parent and the Panel; provided, however, that the terms and conditions of the Takeover Offer shall be at least as favorable to the Company Shareholders and the holders of Company Options, Company Performance Options and Company Share Awards as those which would apply in relation to the Scheme (except for the 80% acceptance condition contemplated by paragraph 9 of Appendix III of the Rule 2.7 Announcement, which acceptance condition shall not be reduced or waived without the prior written consent of the Company);
(ii)   except in the event the Company Board has made a Company Board Change of Recommendation pursuant to and in accordance with Section 5.2, the Company agrees to reasonably co-operate and consult with Parent in the preparation of the Takeover Offer Document or any other document or filing which is required for the purposes of implementing the Acquisition; and

(iii)   that, subject to the obligations of the Company Board under the Takeover Rules and the compliance of Parent with Section 3.6(c)(i), and unless the Company Board has made a Company Board Change of Recommendation pursuant to and in accordance with Section 5.2, the Takeover Offer shall incorporate a recommendation to the Company Shareholders from the Company Board to accept the Takeover Offer and such recommendation shall not subsequently be withdrawn, adversely modified or qualified except as contemplated by Section 5.2.
(d)   If Parent elects to implement the Acquisition by way of the Takeover Offer in accordance with Section 3.6(a), the Parties mutually agree:
(i)   to prepare and file with, or submit to, the SEC, the Panel and the High Court, all documents, amendments and supplements required to be filed therewith or submitted thereto pursuant to the Takeover Rules, the Securities Act, the Exchange Act or otherwise by applicable Law in connection with the Takeover Offer and to make any applications or initiate any appearances as may be required by or desirable to the High Court for the purpose of discontinuing, cancelling or terminating the High Court proceedings initiated in connection with the Scheme and, unless the Company Board has made a Company Board Change of Recommendation, each Party shall have reasonable opportunities to review and make comments on all such documents, amendments and supplements and, following good faith consideration of such comments by the other Party and approval of such documents, amendments and supplements by the other Party, which approval shall not be unreasonably withheld, conditioned or delayed, file or submit, as the case may be, such documents, amendments and supplements with or to the SEC, the Panel and the High Court (as applicable);
(ii)   to provide the other Party with any comments received from the SEC, the Panel or the High Court on any documents filed by it with the SEC, the Panel or the High Court promptly after receipt thereof, other than with respect to any such documents to the extent related to a Company Alternative Proposal; and
(iii)   to provide the other Party with reasonable prior notice of any proposed material oral communication with the SEC, the Panel or the High Court and, except to the extent prohibited by the SEC, the Panel or the High Court, afford the other Party reasonable opportunity to participate therein, other than with respect to any such communication to the extent related to a Company Alternative Proposal.
(e)   If the Takeover Offer is consummated, Parent shall (or cause its respective designees) to effect as promptly as reasonably practicable, following it becoming entitled under the Act to do so, a compulsory acquisition of any Company Shares under Section 457 of the Act not acquired in the Takeover Offer for the same consideration per share as provided for in the Takeover Offer.
(f)   For clarity and except as may be required by the Takeover Rules (and without limiting any other provision of this Agreement), nothing in this Section 3.6 shall require the Company to provide Parent with any information with respect to, or to otherwise take or fail to take any action in connection with the Company’s consideration of or response to, any actual or potential Company Alternative Proposal.
ARTICLE IV
EQUITY AWARDS
Section 4.1   Treatment of Company Equity Awards.
(a)   At the Effective Time, each Company Option having an exercise price less than the Cash Consideration (a “Company Cash-Out Option”), whether or not vested, will be cancelled, and, in exchange therefor, the holder of such cancelled Company Cash-Out Option will be entitled to receive (without interest), in consideration of the cancellation of such Company Cash-Out Option, (A) an amount in cash (less applicable Tax and any other mandatory withholdings) equal to the product of (1) the total number of Company Shares subject to such Company Cash-Out Option immediately prior to the Effective Time multiplied by (2) the excess of the Cash Consideration over the applicable exercise price per Company Share under such Company Cash-Out Option (the “Option Cash Consideration”) and (B) the CVR Consideration

for each Company Share subject to such Company Cash-Out Option immediately prior to the Effective Time (without regard to vesting).
(b)   At the Effective Time, each Company Option that is not a Company Cash-Out Option and any Company Option with an exercise price equal to or greater than the Cash Consideration, whether or not vested, shall be cancelled for no consideration.
(c)   At the Effective Time, each Company Performance Option (x) having an exercise price less than the Cash Consideration and (y) that is outstanding immediately prior to the Effective Time (a “Company Cash-Out Performance Option”), whether or not vested, will be cancelled, and, in exchange therefor, the holder of such cancelled Company Cash-Out Performance Option will be entitled to receive (without interest), in consideration of the cancellation of such Company Cash-Out Performance Option, (A) an amount in cash (less applicable Tax and any other mandatory withholdings) equal to the product of (1) the total number of Company Shares subject to such Company Cash-Out Performance Option immediately prior to the Effective Time multiplied by (2) the excess of the Cash Consideration over the applicable exercise price per Company Share under such Company Cash-Out Performance Option (the “Performance Option Cash Consideration”) and (B) the CVR Consideration for each Company Share subject to such Company Cash-Out Performance Option immediately prior to the Effective Time (without regard to vesting).
(d)   At the Effective Time, each Company RSU Award that is outstanding will be cancelled and, in exchange therefor, the holder of such cancelled Company RSU Award will be entitled to receive (without interest), in consideration of the cancellation of such Company RSU Award, (A) an amount in cash (less applicable Tax and any other mandatory withholdings) equal to the product of (1) the total number of Company Shares subject to such Company RSU Award immediately prior to the Effective Time multiplied by (2) the Cash Consideration and (B) the CVR Consideration for each Company Share subject to such Company RSU Award immediately prior to the Effective Time (without regard to vesting).
(e)   At the Effective Time, each Company Restricted Stock Award that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will be treated in the same manner as all other Company Shares in accordance with Section 8.1(c)(i).
(f)   Each Company Equity Compensation Plan shall be terminated effective as of the Effective Time.
(g)   The actions contemplated by this Section 4.1 shall be taken in accordance with Section 409A of the Code and, if applicable, Section 422 of the Code.
(h)   The Company shall take all actions prior to the Effective Time necessary to effectuate the terms of this Section 4.1 and to ensure that no Company Equity Awards are outstanding following the Effective Time.
Section 4.2   Treatment of Company ESPP.   Prior to the Effective Time, the Company or the Company Board (or the appropriate committee thereof) shall take all actions necessary to effect the following: (i) the Company ESPP shall be frozen and suspended during the offering period that is in progress as of the date of this Agreement and no new offering periods shall commence under the Company ESPP at any time on or after the date hereof, (ii) no new participants shall be permitted into the Company ESPP after the date hereof, (iii) no current participants in the Company ESPP shall be permitted to increase their payroll deduction elections or rate of contributions under the Company ESPP from those in effect on the date of this Agreement or make any separate non-payroll contributions to the Company ESPP on or following the date of this Agreement, (iv) the then-current offering period that is in progress as of the Effective Time under the Company ESPP will be accelerated to a date on or prior to the Completion Date, and each participant’s accumulated payroll deductions shall be used to purchase Company Shares in accordance with the terms of the Company ESPP, (v) any accumulated payroll deductions that are not used to purchase Company Shares shall be promptly refunded (without interest, to the extent permitted by applicable Law) to the applicable participant and (vi) the Company ESPP shall terminate immediately prior to, and contingent upon, the Effective Time. At the Effective Time, each outstanding Company Share issued under the Company ESPP shall be treated the same as all other Company Shares in accordance with Section 8.1(c)(i).

Section 4.3   Reasonable Best Efforts.   Each of the Parties shall use its reasonable best efforts to take all actions reasonably necessary to effectuate the transactions contemplated by this Article IV, including having the applicable board or committee administering the plans governing the affected awards, adopt resolutions necessary to effect the foregoing.
Section 4.4   Amendment of Articles.   The Company shall procure that a special resolution be proposed to the Company Shareholders at the EGM proposing that the Company Memorandum and Articles of Association be amended so that any Company Shares allotted following the EGM will either be subject to the terms of the Scheme or acquired by Parent for the same consideration per Company Share as shall be payable to the Company Shareholders under the Scheme (depending upon the timing of such allotment); provided, however, that nothing in such amendment to the Company Memorandum and Articles of Association shall prohibit the sale (whether on a stock exchange or otherwise) of any Company Shares issued on the exercise of Company Options or Company Performance Options or vesting or settlement of Company Share Awards or in settlement of participant rights under the Company ESPP, as applicable, following the EGM but prior to the sanction of the Scheme by the High Court, it being always acknowledged that each and every Company Share will be bound by the terms of the Scheme.
ARTICLE V
COMPANY CONDUCT
Section 5.1   Conduct of Business by the Company.
(a)   From the date of this Agreement until the earlier of the Completion and valid termination of this Agreement pursuant to and in accordance with Article IX, except (x) as prohibited or required by applicable Law, (y) as set forth in Section 5.1(a) of the Company Disclosure Schedule or (z) as otherwise required or expressly contemplated by this Agreement, unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, (i) conduct its business in the ordinary course of business consistent with past practice in all material respects and in compliance in all material respects with all applicable Laws and (ii) use commercially reasonable efforts to preserve intact its business organization and relationships with customers, suppliers, licensors, licensees, Governmental Entities and other Third Parties, keep available the services of its present officers and employees, and timely file all reports, schedules, forms, statements and other documents required to be filed with the SEC and Securities Act, and none of the Company SEC Documents filed after the date hereof shall, at the time filed (or, if amended or supplemented, at the time of such amendment or supplement), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.
(b)   Without limiting the generality of the foregoing, from the date of this Agreement until the earlier of the Completion and termination of this Agreement pursuant to and in accordance with Article IX, except (A) as prohibited or required by applicable Law, (B) as set forth in Section 5.1 of the Company Disclosure Schedule or (C) as otherwise required or expressly contemplated by this Agreement, without Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause each of its Subsidiaries not to:
(i)   Adopt or propose any change to its Organizational Documents (whether by merger, consolidation or otherwise);
(ii)   (A) merge or consolidate with any other Person, or acquire (including by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division or business thereof or any assets, securities or property, other than (1) transactions (x) solely among the Company and one or more of its wholly owned Subsidiaries or (y) solely among the Company’s wholly owned Subsidiaries or (2) acquisitions of inventory or equipment in the ordinary course of business consistent with past practice or (B) adopt a plan of complete or partial liquidation, dissolution, recapitalization or restructuring;
(iii)   (A) split, combine or reclassify any shares of its capital stock, (B) amend any term or alter any rights of any of its outstanding Equity Securities, (C) declare, set aside or pay any dividend or make any other distribution (whether in cash, stock, property or any combination thereof) in respect of any Equity Securities, other than dividends or distributions by a Subsidiary of the Company to the Company or a wholly owned Subsidiary of the Company, or (D) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase or otherwise acquire any of its Equity Securities or any Equity Securities of any Subsidiary of the Company, other than repurchases or withholding of Company Shares in connection with the exercise of Company Options or Company Performance Options or the vesting or settlement of Company Share Awards (including in satisfaction of any amounts required to be deducted or withheld under applicable Law) in accordance with the terms of such Company Equity Awards outstanding as of the date of this Agreement;
(iv)   issue, deliver or sell, or authorize the issuance, delivery or sale of, any Equity Securities, other than (A) the issuance of any Company Shares upon the exercise of Company Options, Company Performance Options or any Company Shares in connection with any offering period in existence under the Company ESPP, the accrual of any dividend equivalents under any dividend equivalent rights applicable to any Company Equity Awards, or the vesting or settlement of the Company Share Awards or the withholding of Company Shares to satisfy Tax (or other mandatory withholding) obligations pertaining to the exercise of Company Options or Company Performance Options or the vesting or settlement of Company Equity Awards or to satisfy the exercise price with respect to Company Options or Company Performance Options or to effectuate an optionee direction upon exercise of Company Options or Company Performance Options that, in each case, are outstanding as of the date of this Agreement (in accordance with their existing terms as of the date hereof), (B) transactions with respect to Equity Securities of any Subsidiary of the Company or (C) in connection with transactions (1) solely among the Company and one or more of its wholly owned Subsidiaries or (2) solely among the Company’s wholly owned Subsidiaries;
(v)   make any capital expenditures or incur any obligations or liabilities in connection therewith in an aggregate amount in excess of $650,000;
(vi)   sell, lease, license, transfer or otherwise dispose of any Subsidiary of the Company or any division, assets, securities or properties of the Company Group, other than (A) sales or dispositions of inventory, goods, services, tangible personal property (including equipment), in each case in the ordinary course of business consistent with past practice, (B) transactions (1) solely among the Company and one or more of its wholly owned Subsidiaries or (2) solely among the Company’s wholly owned Subsidiaries or (C) any non-exclusive license of Intellectual Property expressly permitted under Section 5.1(b)(vii);
(vii)   sell, assign, license (including sublicense), fail to diligently prosecute or maintain, waive, abandon, allow to lapse, transfer or otherwise dispose of, or create or incur any Lien (other than a Permitted Lien) on, any Intellectual Property, other than (A) non-exclusive licenses granted in the ordinary course of business consistent with past practice to (1) customers, (2) distributors and (3) service providers solely in connection with the performance of services or manufacture of products for the Company Group or (B) for the purpose of abandoning, allowing to lapse or otherwise disposing of immaterial, obsolete or worthless assets;
(viii)   (A) make any loans, advances or capital contributions to, or investments in, any other Person, other than (1) loans, advances, capital contributions or investments (a) by the Company to or in, as applicable, one or more of its wholly owned Subsidiaries or (b) by any Subsidiary of the Company to or in, as applicable, the Company or any wholly owned Subsidiary of the Company or (2) capital contributions required under the terms of Contracts in effect as of the date hereof or (B) incur, assume, guarantee or repurchase or otherwise become liable for any indebtedness for borrowed money, issue or sell any debt securities or any options, warrants or other rights to acquire debt securities (in each case, whether, directly or indirectly, on a contingent basis or otherwise) or enter into any interest rate or currency swaps, forward currency or interest rate contracts or other interest rate or currency hedging arrangements, other than (1) borrowings under the Company’s or its Subsidiaries’ existing credit facilities (as in effect as of the date hereof) in accordance with the terms thereof, provided that any such activities incurred in accordance with this Section 5.1(b)(viii) do not have a material adverse Tax consequence, individually or in the aggregate, with respect to the Company or any of its Subsidiaries;

(ix)   create or incur any Lien (other than a Permitted Lien) on any material assets or properties, other than Liens that may be discharged at or prior to the Completion that are not material in amount or effect on the business of the Company or its Subsidiaries;
(x)   (A) enter into any Company Material Contract (including by amendment of any Contract or agreement that is not a Company Material Contract such that such Contract or agreement becomes a Company Material Contract), other than in the ordinary course of business consistent with past practice (except that no Company Material Contract of the type described in Section 6.1(A)(t)(i)(A), Section 6.1(A)(t)(i)(C), or Section 6.1(A)(t)(i)(F) shall be entered into) or (B) terminate, renew, extend or in any material respect modify or amend (including waiving, releasing or assigning any material right or claim thereunder) any Company Material Contract, other than in the ordinary course of business consistent with past practice or any termination, renewal, extension, modification or amendment that occurs automatically in accordance with the terms of any such Company Material Contract without any action by the Company or its Subsidiaries;
(xi)   terminate, fail to renew, suspend, abrogate, amend or modify any material Company Permit in a manner material and adverse to the Company and its Subsidiaries, taken as a whole;
(xii)   except as required by the terms of an Company Benefit Plan as in effect on the date hereof, (A) grant (or increase the value of) any change in control, equity or equity-based awards, or severance, termination or similar pay, to (or amend any existing arrangement with) any current or former director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries (each, a “Covered Individual”), (B) enter into any employment, deferred compensation, severance or other similar agreement (or any elective extension of, or amendment to, any such existing agreement) with any Covered Individual, other than employment agreements with newly hired employees reviewed and approved by Parent; provided, that such approval shall not be unreasonably withheld, (C) establish, adopt, enter into, amend or terminate any Company Benefit Plan (or any plan, program, policy, scheme, trust, fund, practice, agreement or arrangement that would be a Company Benefit Plan if in effect on the date hereof) (including any union or works council agreement), provided that, notwithstanding this clause (C), the Company and its Subsidiaries may renew any Company health and welfare plans in the ordinary course of business consistent with past practice, so long as such renewals will not materially increase the cost of administering or maintaining such Company Benefit Plan, (D) increase or accelerate the payment, vesting or funding of, the incentive, equity or equity-based awards, bonus opportunity or other compensation payable under any Company Benefit Plan or otherwise, (E) terminate (other than for “cause”) any individual who is at the time of termination above the level of Executive Director or (F) increase the wages, salary or other compensation or benefits with respect to any Covered Individual;
(xiii)   make any material change in any method of financial accounting or financial accounting principles or practices, except for any such change required by reason of (or, in the reasonable good-faith judgment of the Company, advisable under) a change in GAAP or applicable Law or SEC policy;
(xiv)   (A) make, change or revoke any material Tax election; (B) file any amended Tax Return; (C) waive or extend any statute of limitations with respect to any assessment or determination of material Taxes; (D) adopt or change (or request to change) any material method of Tax accounting or Tax accounting period; (E) enter into any material “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or other binding written agreement with any Tax Authority or any Tax sharing, allocation or similar agreement; (F) apply for any material Tax ruling; or (G) settle, compromise or surrender any material Tax claim, liability, audit, assessment or refund for an amount in excess of reserves therefor on the financial statements of the Company and its Subsidiaries; provided that no term of such settlement, compromise or surrender would increase the Tax liability of Parent, the Company or their respective Subsidiaries following the closing;
(xv)   settle or compromise, or propose to settle or compromise, any Action involving or against the Company or any of its Subsidiaries (including any Action involving or against any officer or director of the Company or any of its Subsidiaries in their capacities as such);

(xvi)   commence any Action, other than in connection with a breach of this Agreement or any other agreements contemplated hereby;
(xvii)   make any material change in any method of financial accounting or financial accounting principles or practices, except for any such change required by reason of a change in GAAP or applicable Laws;
(xviii)   fail to maintain in full force and effect the Company Insurance Policies or replacement or successor policies providing coverage in at least such amounts and against such risks as are currently in effect; or
(xix)   enter into any collective bargaining agreement or other agreement with any labor organization or recognize or certify any labor union, works council or other labor organization as the bargaining representative for any employees of any member of the Company Group; or
(xx)   agree, commit or propose to do any of the foregoing.
(c)   The Company shall use commercially reasonable efforts to conduct clinical site audits as promptly as reasonably practicable following the date hereof, and in any event prior to the unblinding of any clinical data. For the avoidance of doubt completion of the clinical site audits shall not be deemed a condition to closing and none of the representations, warranties or covenants of the Company or Subsidiaries of the Company shall be deemed to apply to, or be deemed to be breached or violated by, the transactions or cooperation contemplated by this Section 5.1(c).
Section 5.2   Non-Solicitation.
(a)   No Solicitation or Negotiation.   Subject to any actions which the Company is required to take so as to comply with the requirements of the Takeover Rules, from the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement pursuant to and in accordance with Article IX, except as otherwise set forth in this Section 5.2, the Company shall not, and it shall cause its Subsidiaries and its and their respective directors, officers and employees not to, and it shall use reasonable best efforts to cause its other Representatives not to, directly or indirectly:
(i)   initiate or solicit any inquiry, proposal or offer with respect to, or take any action to knowingly facilitate or knowingly encourage (including by way of furnishing information to any Person in connection with) the submission or announcement of any Company Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Company Alternative Proposal;
(ii)   enter into, continue or otherwise participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or assist, participate in, knowingly facilitate or knowingly encourage any effort by, any Third Party that would reasonably be expected to seek to make, or has made, a Company Alternative Proposal (except to notify such Person as to the existence of the provisions of this Section 5.2);
(iii)    (A) fail to make or withdraw or qualify, amend or modify in any manner adverse to Parent, the Scheme Recommendation or the recommendation contemplated by Section 3.6(c)(iii), if applicable, (B) fail to include the Scheme Recommendation in the Scheme Document or the Proxy Statement, (C) recommend, adopt or approve or publicly propose to recommend, adopt or approve any Company Alternative Proposal or (D) fail to reaffirm the Scheme Recommendation in a statement complying with Rule 14e-2(a) under the Exchange Act with regard to a Company Alternative Proposal or in connection with such action by the close of business on the tenth (10th) Business Day after the commencement of such Company Alternative Proposal under Rule 14e-2(a) (any of the foregoing in this clause (iii), a “Company Board Change of Recommendation”);

(iv)   take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under applicable Law inapplicable to any Third Party or any Company Alternative Proposal;
(v)   waive, terminate, modify or fail to enforce any provision of any “standstill” or similar obligation of any person with respect to the Company or any of its Subsidiaries; or
(vi)   enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other agreement providing for or relating to a Company Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Company Alternative Proposal (other than a Company Alternative Proposal NDA).
Nothing contained herein shall prevent the Company Board from (x) complying with Rule 14e-2(a) under the Exchange Act with regard to a Company Alternative Proposal, so long as any action taken or statement made to so comply is consistent with this Section 5.2(a) or (y) making any required disclosure to the Company Shareholders if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with applicable Law; provided, that any Company Board Change of Recommendation involving or relating to a Company Alternative Proposal may only be made in accordance with the provisions of Section 5.2(b), Section 5.2(c), Section 5.2(d) and Section 5.2(e). For clarity, a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not constitute a Company Board Change of Recommendation. Additionally, the Company shall, and shall cause its Subsidiaries and its and their respective directors, officers and employees to, and shall use reasonable best efforts to cause its and its Subsidiaries’ other Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Company Alternative Proposal or with respect to any indication, proposal or inquiry that would reasonably be expected to lead to a Company Alternative Proposal. The Company will promptly (and in each case within twenty-four (24) hours from the date of this Agreement) request from each Person (and such Person’s Representatives) that has executed a confidentiality agreement in connection with its consideration of making a Company Alternative Proposal to return or destroy (as provided in the terms of such confidentiality agreement) all confidential information concerning the Company or any of its Subsidiaries and shall promptly (and in each case within twenty-four (24) hours from the date of this Agreement) terminate all physical and electronic data access previously granted to each such Person.
(b)   Responding to Company Alternative Proposals.   Notwithstanding Section 5.2(a), if at any time prior to the receipt of the Company Shareholder Approval (the “Company Approval Time”) (and in no event after the Company Approval Time), the Company Board receives a bona fide written Company Alternative Proposal made after the date hereof which has not resulted from a material breach of this Section 5.2, the Company Board, directly or indirectly through its Representatives, may (i) contact the Third Party that has made such Company Alternative Proposal solely to (A) inform the Third Party of the provisions of this Section 5.2 and (B) clarify the terms of such Company Alternative Proposal for the sole purpose of the Company Board informing itself about such Company Alternative Proposal and (ii) subject to the proviso at the end of this clause (ii), (x) engage in negotiations or discussions with any such Third Party that has made such an unsolicited bona fide written Company Alternative Proposal, and (y) furnish to such Third Party and its Representatives non-public information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement with terms no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement, a copy of which shall be provided, promptly after its execution, to Parent for informational purposes (such confidentiality agreement, the “Company Alternative Proposal NDA”); provided, that all such non-public information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party; provided, further, that prior to and as a condition of taking any actions described in this clause (ii), the Company Board determines in good faith, after consultation with its financial advisor(s) and outside legal counsel, that (A) the failure to take such action would be inconsistent with its fiduciary duties under applicable Law and (B) such Company Alternative Proposal either constitutes or would reasonably be expected to result in a Company Superior Proposal.

(c)   Notice.   The Company shall notify Parent promptly (but in any event within twenty-four (24) hours) if (i) any Company Alternative Proposal or any indication, proposal or inquiry by a Third Party that would reasonably be expected to lead to a Company Alternative Proposal is received by the Company, (ii) any non-public information is requested by any Person and such request would reasonably be expected to lead to a Company Alternative Proposal or (iii) any discussions or negotiations are sought to be initiated or continued with, the Company, its Subsidiaries or their respective Representatives with respect to a possible Company Alternative Proposal. Each such notice shall be provided in writing and shall identify the Third Party making, and, to the extent applicable, the material terms and conditions (including price) of, any such Company Alternative Proposal, indication, inquiry, proposal or request (including any changes thereto and, if applicable, copies of any written requests, proposals or offers, including proposed agreements). Following such initial notice, the Company shall keep Parent reasonably informed, on a current basis, of any changes in the status and details of any such Company Alternative Proposal, indication, inquiry, proposal or request (including any changes thereto, other than changes that only have a de minimis effect), including the status of any such discussions or negotiations and shall promptly (but in no event later than twenty-four (24) hours after receipt) provide to Parent copies of all material correspondence and written materials (including draft documentation) sent or provided by or to the Company or any of its Subsidiaries (or any of its or their respective Representatives) that describes any terms or conditions of any Company Alternative Proposal (as well as written summaries of any material oral communications addressing such matters). Neither the Company nor any of its Subsidiaries will enter into any agreement with any Person which prohibits the Company from providing any information to Parent in accordance with, or otherwise complying with, this Section 5.2.
(d)   Fiduciary Exception to Company Board Change of Recommendation Provision.  Notwithstanding anything to the contrary in this Agreement, but subject to Section 5.2(e), prior to the Company Approval Time (and in no event after the Company Approval Time), the Company Board may (A) make a Company Board Change of Recommendation or (B) terminate this Agreement in accordance with Section 9.1(a)(ii) in order to substantially concurrently enter into a definitive agreement providing for a Company Superior Proposal if, with respect to clause (A) and clause (B), (x) in the case of such an action taken in connection with a Company Alternative Proposal, the Company Alternative Proposal has not been withdrawn and the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisor(s), that such Company Alternative Proposal constitutes a Company Superior Proposal or (y) in the case of a Company Board Change of Recommendation contemplated by clause (A) above involving or relating to a Company Intervening Event (and not involving any Company Alternative Proposal), the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisor(s), that the failure to take such action would reasonably be expected to be inconsistent with its directors’ fiduciary duties under applicable Law.
(e)   Last Look.   The Company Board and the Company, as applicable, shall not take any of the actions contemplated by Section 5.2(d) unless prior to taking such action (i) the Company has notified Parent, in writing at least five (5) Business Days before taking such action, that the Company intends to take such action, which notice attaches, in the case of a Company Board Change of Recommendation pursuant to Section 5.2(d)(A) in response to a Company Superior Proposal or the termination of this Agreement pursuant to Section 5.2(d)(B) and Section 9.1(a)(ii)(B), the most current version of each proposed Contract providing for or related to such Company Superior Proposal (including any Contract relating to financing or expense reimbursement) and the identity of the Third Party(ies) making the Company Superior Proposal or, in the case of a Company Intervening Event, a reasonably detailed description of the facts giving rise to the Company Board Change of Recommendation, (ii) if requested by Parent, during such five (5)-Business Day period, the Company and its Representatives shall have discussed and negotiated in good faith with Parent (to the extent that Parent desires to so discuss or negotiate) regarding any proposal by Parent to amend the terms of this Agreement in response to such Company Superior Proposal or other potential Company Board Change of Recommendation and (iii) after such five (5)-Business Day period, the Company Board determines in good faith, after consultation with its financial advisor(s) and outside legal counsel and taking into account any proposal by Parent to amend the terms of this Agreement, that (A) in the case of any such action in connection with a Company Alternative Proposal, such Company Alternative Proposal continues to constitute a Company Superior Proposal and (B) the failure to take such action would be reasonably expected to be inconsistent with its fiduciary duties under applicable Law (it being understood and agreed that in the event of any amendment to the financial terms or other material terms of any such

Company Superior Proposal, a new written notification from the Company consistent with that described in clause (i) of this Section 5.2(e) shall be required, and a new notice period under clause (i) of this Section 5.2(e) shall commence, during which notice period the Company shall be required to comply with the requirements of this Section 5.2(e) anew, except that such new notice period shall be for three (3) Business Days (as opposed to five (5) Business Days)). After delivery of such written notice pursuant to this Section 5.2(e), the Company shall promptly inform Parent of all material developments affecting the material terms of any such Company Superior Proposal and shall promptly provide Parent with copies of any additional written materials received or sent that are material to such Company Superior Proposal.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
Section 6.1   Company Representations and Warranties.
(A)   Subject to Section 10.8 and except as disclosed (i) in any publicly available Company SEC Document filed on or after the Lookback Date, and prior to the date hereof (but excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly cautionary, predictive or forward-looking in nature) or (ii) in the disclosure schedule delivered by the Company to Parent immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”), the Company represents and warrants to Parent as follows:
(a)   Qualification, Organization, Subsidiaries, etc.   The Company is duly incorporated and validly existing under the Laws of Ireland. The Company has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has made available to Parent true and complete copies of the Memorandum and Articles of Association of the Company, as in effect as of the date hereof (the “Company Memorandum and Articles of Association”).
(b)   Subsidiaries.
(i)    Each Subsidiary of the Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing (except to the extent such concept is not applicable under applicable Law of such Subsidiary’s jurisdiction of incorporation or organization, as applicable) under the Laws of its jurisdiction of incorporation or organization and has all corporate or other organizational powers and authority, as applicable, required to own, lease and operate its properties and assets and to carry on its business as now conducted, except for those jurisdictions where failure to be so organized, validly existing and in good standing or to have such power has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Section 6.1(A)(b) of the Company Disclosure Schedule sets forth a true and complete list of all Subsidiaries of the Company, including their respective jurisdiction of incorporation or organization. The Company has made available true and correct copies of the Organizational Documents of all Subsidiaries of the Company that, in each case, are in full force and effect as of the date hereof.
(ii)   All of the outstanding Equity Securities of each Subsidiary of the Company have been validly issued and are fully paid and nonassessable (except to the extent such concepts are not applicable under applicable Law of such Subsidiary’s jurisdiction of incorporation or organization, as applicable) and are owned by the Company or one of its wholly-owned Subsidiaries, directly or indirectly, free and clear of any Lien (other than Permitted Liens or any restrictions imposed by applicable Law) and free of preemptive rights, rights of first refusal, subscription rights or similar rights of any Person and transfer restrictions (other than transfer restrictions under applicable Law or under the Organizational Documents of such Subsidiary). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of any Subsidiary of the Company. Except for the Equity Securities of its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other Equity Securities of any Person.
(c)   Capitalization.
(i)   The authorized capital of the Company consists of 500,000,000 Company Shares nominal value $0.01 per share and 50,000,000 Company Preferred Shares nominal value $0.01 per share. As of October 20, 2025 (the “Company Capitalization Date”), there were outstanding (A) (x) 97,403,364 Company Shares (145,300 of which were subject to outstanding Company Restricted Stock Awards), (y) zero (0) Company Preferred Shares, (B) 816,109 Company Shares available under the Company ESPP, (C) Company Options to purchase an aggregate of 12,369,710 Company Shares, (D) Company Performance Options to purchase an aggregate of 466,000 Company Shares, (E) 218,900 Company Shares were subject to outstanding Company RSU Awards and (F) 17,030,075 additional Company Shares were reserved for issuance pursuant to the Company Share Plans. Except as set forth in this Section 6.1(A)(c)(i) and for changes since the Company Capitalization Date resulting from (x) the exercise or vesting and settlement of Company Equity Awards outstanding on such date (in accordance with their existing terms in effect as of the date hereof) or issued on or after such date pursuant to the Company ESPP to the extent permitted by Section 5.1 or (y) the issuance of Equity Securities of the Company on or after the date hereof to the extent permitted by Section 5.1, there are no issued, reserved for issuance or outstanding Equity Securities of the Company.
(ii)   All outstanding Equity Securities of the Company have been, and all Equity Securities that may be issued pursuant to the Company ESPP or any other employee stock option or other compensation plan or arrangement will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. No Subsidiary of the Company owns any Equity Securities of the Company. There are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company have the right to vote. As of the date of this Agreement, other than obligations arising in the ordinary course under the Company Share Plans or Company Benefit Plans, there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Equity Securities of the Company.
(iii)   As of the date hereof, the Company has made available to Parent a true and complete list, as of the Company Capitalization Date, of all outstanding Company Equity Awards, including, the date of grant, the type of the award, the vesting schedule, whether subject to performance conditions and, for Company Performance Options, a description of such performance conditions, the number of Company Shares subject to such type of award (based on the aggregate number of shares granted on the grant date and vesting on the applicable vesting date), and, for Company Options and Company Performance Options, the applicable exercise price. As of the Company Capitalization Date, the aggregate amount of any accrued but unpaid dividend equivalent rights relating to outstanding Company Equity Awards was $0.
(d)    Corporate Authority Relative to this Agreement; No Violation.
(i)   The Company has all requisite corporate power and authority to enter into this Agreement and, subject to receipt of the Company Shareholder Approval, to consummate the transactions contemplated hereby, including the Acquisition. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the Acquisition) have been duly and validly authorized by the Company Board and, except for (A) the Company Shareholder Approval and (B) the filing of the required documents and other actions in connection with the Scheme with, and to receipt of the required approval of the Scheme by, the High Court, and the filing of the Court Order with the Registrar of Companies, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the transactions contemplated hereby (including the Acquisition). On or prior to the date hereof, the Company Board has determined that the transactions contemplated by this Agreement are fair to and in the best interests of the Company and the Company Shareholders and adopted a resolution to make, subject to Section 5.2 and to the obligations of the Company Board under the Takeover Rules, the Scheme Recommendation and the recommendation contemplated by Section 3.6(c) in the Proxy Statement. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to Equitable Exceptions.
(ii)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Acquisition) require no action by or in respect of, Clearances of, or Filings with, any Governmental Entity other than (A) compliance with the provisions of the Act, including the sanction of the Scheme by the High Court, (B) compliance with the Takeover Panel Act and the Takeover Rules, (C) compliance with any applicable requirements of the HSR Act, (D) compliance with and Filings under any applicable Antitrust Laws of any non-U.S. jurisdictions, (E) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the Nasdaq and (F) any other actions, Clearances or Filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(iii)   Assuming compliance with the Scheme, the Act and any directions or orders of the High Court, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including the Acquisition) do not and will not (A) contravene, conflict with, or result in any violation or breach of any provision of the Organizational Documents of the Company, (B) assuming compliance with the matters referred to in Section 6.1(A)(d)(ii) and receipt of the Company Shareholder Approval, contravene, conflict with or result in any violation or breach of any provision of any applicable Law, (C) assuming compliance with the matters referred to in Section 6.1(A)(d)(ii) and receipt of the Company Shareholder Approval, require any Clearance or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under, any provision of any Company Permit or any Contract binding upon the Company or any of its Subsidiaries or any Clearance (including Clearances required by Contract) affecting, or relating in any way to, the assets or business of the Company and its Subsidiaries or (D) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, except, in the case of each of clauses (B) through (D), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(e)   Reports.
(i)   The Company has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company since the Lookback Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”). No Subsidiary of the Company is required to file any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.
(ii)   As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), the Company SEC Documents filed or furnished prior to the date of this Agreement complied, and each Company SEC Document filed or furnished subsequent to the date of this Agreement (assuming, in the case of the Proxy Statement, that the representation and warranty set forth in Section 6.2(A)(d) is true and correct) will comply, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be.
(iii)   As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Company SEC Document filed or furnished prior to the date of this Agreement did not, and each Company SEC Document filed or furnished subsequent to the date of this Agreement (assuming, in the case of the Proxy Statement, that the representation and warranty set forth in Section 6.2(A)(d) is true and correct) will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(iv)   The Company is, and since the Lookback Date, has been, in compliance in all material respects with (A) the applicable provisions of the Sarbanes-Oxley Act and (B) all current listing and corporate governance requirements of Nasdaq.
(v)   The Company and its Subsidiaries have established and maintain disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, including during the periods in which the periodic reports required under the Exchange Act are being prepared. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.
(vi)   The Company and its Subsidiaries have established and maintain a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) (“internal controls”) designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP. The Company’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (A) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. The Company has made available to Parent prior to the date of this Agreement a true and complete summary of any disclosure of the type described in the preceding sentence made by management to the Company’s auditors and audit committee since the Lookback Date.
(vii)   Since the Lookback Date, each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq, and the statements contained in any such certifications are true and complete.
(f)   Financial Statements.
(i)   The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents present fairly in all material respects, in conformity with GAAP applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal and recurring year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared in all material respects from the books and records of the Company and its Subsidiaries.
(ii)   Since the Lookback Date, the Company has not received written notice from the SEC or any other Governmental Entity indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC or any other Governmental Entity.
(g)   No Undisclosed Liabilities.   There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that would be required by GAAP to be reflected on the consolidated balance sheet of the Company and its Subsidiaries, other than (i) liabilities or obligations disclosed and provided for in the Company’s consolidated balance sheet (or the notes thereto) as of June 30, 2025 (the “Company Balance Sheet”), (ii) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the date of the Company Balance Sheet, (iii) liabilities arising in connection with the transactions contemplated hereby and (iv) other liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a material effect on the Company Group. There are no off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act that have not been so described in the Company SEC Documents.
(h)   Compliance with Law; Permits.
(i)   The Company and each of its Subsidiaries are, and since the Lookback Date have been, in compliance with all applicable Laws, except for failures to be in compliance as have not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole.
(ii)    Except as has not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, the Company and each of its Subsidiaries hold all consents, clearances, permits, approvals, permissions, licenses, variances, exemptions, authorizations, acknowledgements, approvals and orders of any Governmental Entity necessary for the operation of its respective businesses, other than Company Regulatory Permits (the “Company Permits”). The Company and each of its Subsidiaries are, and since the Lookback Date, have been, in compliance with the terms of the Company Permits, except for failures to be in compliance as have not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole. There is no Action pending, or, to the knowledge of the Company, threatened, that seeks or would reasonably be expected to result in (nor is there, to the knowledge of the Company, any existing condition, situation or set of circumstances that would reasonably be expected to result in) the revocation, cancellation, termination, non-renewal or adverse modification of any Company Permit, except where such revocation, cancellation, termination, non-renewal or adverse modification has not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole.
(i)   Environmental Laws and Regulations.   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(i)   no written notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no claim, action, suit, proceeding or investigation is pending or, to the knowledge of the Company, threatened by any Governmental Entity or other Person relating to the Company or any of its Subsidiaries that relates to, or arises under, any Environmental Law, Environmental Permit or Hazardous Substance;
(ii)   the Company and its Subsidiaries are, and since the Lookback Date, have been, in compliance with all Environmental Laws and all Environmental Permits and hold all applicable Environmental Permits; and
(iii)   to the Company’s knowledge, as of the date hereof, there is no existing condition, situation or set of circumstances that would reasonably be expected to result in Parent or any of its Subsidiaries incurring any liability or obligation pursuant to any applicable Environmental Laws.

(j)   Employee Benefit Plans.
(i)   Section 6.1(A)(j)(i) of the Company Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Company Benefit Plan.
(ii)   Except with respect to a Company Benefit Plan listed on Section 6.1(A)(j)(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries nor any of their respective ERISA Affiliates sponsors, maintains or contributes to (or has any obligation to contribute to), or has any current or contingent liability or obligation under or with respect to any multiemployer plan, as defined in Section 3(37) of ERISA, any plan that is or was subject to Section 412 or 430 of the Code or Section 302 or Title IV of ERISA (each, a “Title IV Plan”), or any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar welfare benefits (whether insured or self-insured) to any director, officer, employee or individual independent contractor (including any former director, officer, employee or individual independent contractor) of the Company or any of its Subsidiaries or any of their respective survivors, dependents or beneficiaries or any other Person (other than coverage mandated by applicable Law for which the covered Person pays the full cost of coverage). Except as specifically described in Section 6.1(A)(j)(ii) of the Company Disclosure Schedule, and except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect with respect to each Title IV Plan: (A) no reportable event (within the meaning of Section 4043 of ERISA) has occurred within the last three (3) years, or, to the knowledge of the Company, is expected to occur whether as a result of the transactions contemplated by this Agreement or otherwise; (B) the minimum funding standard under Section 430 of the Code has been satisfied and no waiver of any minimum funding standard or extension of any amortization periods has been requested or granted; (C) all contributions required under Section 302 of ERISA and Section 412 of the Code have been timely made; (D) all amounts due to the Pension Benefit Guaranty Corporation (“PBGC”) pursuant to Section 4007 of ERISA have been timely paid; (E) with respect to each Title IV Plan for which there has been a significant reduction in the rate of future benefit accrual as referred to in Section 204(h) of ERISA, the requirements of Section 204(h) of ERISA have been complied with; (F) no liability under Title IV of ERISA has been incurred by the Company, its Subsidiaries or any ERISA Affiliate that has not been satisfied in full; (G) there has been no event described in Section 4062(e) of ERISA, and the transactions contemplated by this Agreement will not result in any event described in Section 4062(e) of ERISA; (H) to the knowledge of the Company, no event has occurred or circumstances exist that could result in a liability under or with respect to Section 4069 of ERISA; and (I) no notice of intent to terminate any Title IV Plan has been filed and no amendment to treat a Title IV Plan as terminated has been adopted and no proceeding has been commenced by the PBGC to terminate any Title IV Plan.
(iii)   Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a current favorable determination from the Internal Revenue Service or may rely upon a current opinion or advisory letter from the Internal Revenue Service and, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued.
(iv)   Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole: (1) each Company Benefit Plan has been established, maintained, funded, and administered in accordance with its terms and in compliance with all applicable Laws, including ERISA and the Code; (2) no Action (other than routine claims for benefits) is pending or, to the Company’s knowledge, is threatened against, with respect to any Company Benefit Plan; (3) there has been no “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 of ERISA and no breach of fiduciary duty (as determined under ERISA) has occurred with respect to any Company Benefit Plan; (4) all contributions (including all employer contributions and employee salary reduction contributions), distributions, reimbursements and premium payments that are due have been timely made in accordance with the terms of the Company Benefit Plan and the requirements of applicable Law; (5) all Company Benefit Plans that are required to be funded are fully funded, and amounts have been accrued for any unfunded Company Benefit Plans to the extent required under applicable international accounting standards; (6) no events have occurred with respect to any Company Benefit Plan that would reasonably be expected to result in the assessment of any excise Taxes or penalties against the Company or any of its Subsidiaries; and (7) neither the Company nor any of its Subsidiaries has incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any Tax or other penalty with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable, or under Section 4980B, 4980D or 4980H of the Code.
(v)   Except as described in Section 6.1(A)(j)(v) of the Company Disclosure Schedule, with respect to each Covered Individual, neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby could (either alone or together with any other event), directly or indirectly: (A) result in any payment or benefit or increased payment or benefit (including any bonus, retention, severance, retirement or job security payment or benefit or otherwise) or (B) accelerate the time of payment or vesting or trigger any payment or obligation to fund (through a grantor trust or otherwise) or otherwise set aside assets to secure to any extent any compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Company Benefit Plan or otherwise.
(vi)   Except as described in Section 6.1(A)(j)(vi) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any amount paid or payable by the Company or any of its Subsidiaries that could, individually or with any other such payment, be classified as an “excess parachute payment” within the meaning of Section 280G of the Code not deductible by the Company or any of its Subsidiaries under Section 280G of the Code or result in any excise Tax on any Covered Individual under Section 4999 of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any Person for any Tax incurred by such Person, including under Section 409A or 4999 of the Code.
(vii)   Each Company Benefit Plan that constitutes a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) has been operated and maintained, in form and operation, in all material respects in accordance with all applicable requirements of Section 409A of the Code and all applicable guidance of the Department of Treasury and Internal Revenue Service. No amount under any Company Benefit Plan is subject to the interest and additional tax set forth under Section 409A(a)(1)(B) of the Code.
(k)   Absence of Certain Changes or Events.
(i)   Since December 31, 2024, through the date hereof, the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business consistent with past practice.
(ii)   Since December 31, 2024, there has not been any event, effect, development, occurrence or change that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(l)   Investigations; Litigation.
(i)   As of the date hereof, there is no Action pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, any present or former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of the Company or any of its Subsidiaries, before (or, in the case of threatened Actions, that would be before) any Governmental Entity (i) that has been or would reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole or (ii) that would reasonably be expected to materially impair or delay the Company’s ability to perform its obligations under this Agreement or consummate any of the transactions contemplated hereby. As of the date hereof, there is no Order outstanding or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, any present or former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of any of the Company or any of its Subsidiaries, that has been or would reasonably be expected to be, individually or in the aggregate, material to the Company

Group, taken as a whole or that would reasonably be expected to materially impair or delay the Company’s ability to perform its obligations under this Agreement or consummate any of the transactions contemplated hereby.
(ii)   Except as described in Section 6.1(A)(l)(ii) of the Company Disclosure Schedule, there are no fees, costs and expenses (including attorneys’ fees and expenses) incurred or accrued, whether before or after the date hereof, by the Company and its Affiliates in prosecuting, defending and settling any and all claims, counterclaims and defenses asserted (whether on or after the date hereof) in Avadel CNS Pharmaceuticals, LLC v. Jazz Pharmaceuticals, Inc., No. 1:22-cv-00941 (D. Del.) (including defending against any claims brought by Jazz Pharmaceuticals, Inc. or its Affiliates), including amounts paid or payable in settlement or in judgment of any such claims against the Company.
(m)   Information Supplied.   The information relating to the Company and its Subsidiaries to be contained in the Scheme Document, the Proxy Statement and any other documents filed or furnished with or to the High Court, the SEC, the Panel or pursuant to the Act and the Takeover Rules in each case in connection with the Acquisition will not, on the date the Scheme Document and the Proxy Statement (and any amendment or supplement thereto) is first proposed to Company Shareholders and at the time of the Court Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Proxy Statement and any related documents will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The parts of the Scheme Document and any related documents for which the Company Directors are responsible under the Takeover Rules and any related filings for which the Company Directors are responsible under the Takeover Rules will comply in all material respects as to form with the requirements of the Takeover Rules and the Act. Notwithstanding the foregoing provisions of this Section 6.1(A)(m), no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Scheme Document or the Proxy Statement which were not supplied by or on behalf of the Company.
(n)   Regulatory Matters.
(i)   Each Company Product is being, and since the Lookback Date has been, manufactured and commercialized, as applicable, and each member of the Company Group is, and since the Lookback Date has been, in material compliance with all applicable Laws governing the Company Group, as such Laws pertain to the Company Group, including any and all Healthcare Laws. Neither Company nor any of its Subsidiaries has received written notice of any pending or threatened Action, and there is not pending any allegation or investigation by any Governmental Entity that any operation or activity of Company or any of its Subsidiaries is in violation of any Healthcare Laws, except where such violation has not been, and would not reasonable be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole. Neither the Company nor any of its Subsidiaries is party to any material corporate integrity agreements, monitoring agreements, deferred prosecution agreements, consent decrees, settlement orders, corrective action plans, or similar agreements, obligations, or Orders with or imposed by any Governmental Entity and, to Company’s knowledge, no such agreement, decree or order is currently contemplated, proposed, or pending.
(ii)   Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, each Company Product is being or since the Lookback Date has been developed, manufactured, stored, distributed or marketed, where applicable, in compliance with all applicable Laws administered, issued, or enforced by the applicable Company Regulatory Agencies, including those relating to investigational use, marketing approval, current good manufacturing practices, packaging, labeling, advertising, record keeping, reporting, and security. There is no Action pending or, to the knowledge of the Company, threatened, including any prosecution, injunction, seizure, civil fine, debarment, suspension or recall, in each case alleging any violation applicable to any Company Product by the Company or any of its Subsidiaries of any applicable regulatory Law, except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole.

(iii)   Since the Lookback Date, Company has filed, maintained or furnished all material applications, reports (including adverse experience reports and annual reports), documents, claims, Governmental Authorizations, amendments, modifications and notices required to be filed, maintained or furnished to the FDA, DEA or any other Company Regulatory Agency in connection with the Company Products or the Company. All such applications, reports, documents, claims, Company Regulatory Permits, amendments, modifications and notices were complete and accurate in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). Any material updates, changes, corrections or modifications to such documents required under applicable Law or Order have been submitted in a timely and complete manner. The Company holds all Company Regulatory Permits required for the Company business as currently conducted, and each such Company Regulatory Permit is valid and in full force and effect.
(iv)   To Company’s knowledge, all nonclinical studies and clinical trials, and other studies and tests, with respect to any Company Product have been conducted in material compliance with all applicable protocols, procedures, Company Regulatory Permits and Laws, including the FDCA, CSA, and other Healthcare Laws. To Company’s knowledge, no clinical trial with respect to any Company Product has been terminated or suspended prior to completion, and neither the FDA nor any other applicable Governmental Entity, clinical investigator or contract research organization that has participated or is participating in, or institutional review board that has or has had jurisdiction over, a clinical trial with respect to any Company Product has commenced, or threatened to initiate, any action to place a clinical hold order on, or otherwise terminate or suspend, any proposed or ongoing clinical trial, or alleged any material violation of any Healthcare Laws in connection with any such clinical trial. To the extent required by applicable Laws, the clinical studies conducted by or on behalf of the Company have been registered on, and trial results have been reported on, the United States National Institutes of Health Website, www.clinicaltrials.gov, in accordance with 42 U.S.C. § 282(j), or in accordance with any other applicable Healthcare Laws.
(v)   Company has made available to Parent all internal and third party audits and audits by a Company Regulatory Agency related to compliance with applicable requirements by Company with respect to the Company Products in the possession, custody or control of Company or any of its Subsidiaries that report material non-compliance of any such applicable requirements. Company has made available to Parent accurate and complete copies of all material correspondence, minutes of meetings, memoranda of meetings, or material regulatory contacts with a Governmental Entity that concerns any Company Product or the Company business in the possession, custody or control of Company. To Company’s knowledge, all information, reports, statistics, and other data, if any, submitted in connection with each investigational new drug application (“IND”), new drug application (“NDA”) or similar regulatory submission or Company Regulatory Permit were true, complete and correct in all material respects as of the date of submission, and no material updates, changes, corrections, supplements, amendments or modifications necessary to such IND, NDA or such submission or Company Regulatory Permit have failed to be submitted to the FDA or applicable Governmental Entity since the Lookback Date.
(vi)   Since the Lookback Date, neither Company nor any of its subsidiaries has been convicted of, charged with, or is subject to any investigation that is pending and of which Company Group has been notified in writing or, to Company’s knowledge, which has been threatened, in each case by (i) any Governmental Entity or (ii) the U.S. Department of Health and Human Services Office of Inspector General or Department of Justice pursuant to any Healthcare Law, including the U.S. Federal Healthcare Program Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)) or the U.S. Federal False Claims Act (31 U.S.C. §3729) or comparable non-U.S. statute with respect to the Company.
(vii)   Since the Lookback Date, neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent or distributor of the Company or any of its Subsidiaries, has made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Company Regulatory Agency, failed to disclose a material fact required to be disclosed to the FDA or any other Company Regulatory Agency, or committed an act, made a statement, or failed to make a statement, in each such case, related to the business of the Company or any of its Subsidiaries, that, at the time such disclosure was made, would reasonably be expected to provide a basis for the

FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for any other Company Regulatory Agency to invoke any similar policy, except for any act or statement or failure to make a statement that has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole.
(viii)   To Company’s knowledge, neither Company nor any Subsidiary has been, or is, or is employing or utilizing the services of any individual who has been (i) debarred or excluded from participating in any federal or state healthcare programs or is listed on the U.S. General Services Administration/System for Award Management or the Department of Health and Human Services Office of Inspector General excluded individuals and entities listings or on any FDA debarment list; or (ii) convicted under any criminal Laws or engaged in any conduct that would reasonably be expected to result in (A) debarment under 21 U.S.C. §335a or any similar state or foreign applicable Law or (B) exclusion under 42 U.S.C. §1320a-7 or any similar state or foreign applicable Law; nor has Company received written notice of an impending or potential exclusion, debarment or listing. Company and its Subsidiaries have in place current agreements for the marketed Company Products to participate in federal healthcare programs in the U.S. and similar programs under the Laws in any other country or jurisdiction in where Company Products are commercialized and is in compliance with all such agreements.
(ix)   Except as set forth on Section 6.1(A)(n)(ix) of the Company Disclosure Schedule, since the Lookback Date, Company has not received any FDA Form 483 or other notice of inspectional observations or adverse findings, Warning Letter, Untitled Letter, Letter of Admonition, Order to Show Cause, or similar written correspondence or notice from the FDA, DEA, or other Company Regulatory Agency alleging or asserting material noncompliance with any applicable Healthcare Law or Company Regulatory Permits.
(x)   Except as set forth on Section 6.1(A)(n)(x), since the Lookback Date, neither the Company nor any of its Subsidiaries has voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, field correction, market withdrawal or replacement, safety alert, “dear doctor” letter, investigator notice, or other notice or action to wholesalers, distributors, retailers, healthcare professionals or patients relating to an alleged lack of safety, efficacy or regulatory compliance of any Company Product, including any facilities where any such products are produced, processed, packaged or stored, other than notices or actions that are not, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
(xi)   To the knowledge of the Company, and since the Lookback Date, there are no facts as of the date hereof which are reasonably likely to cause, and neither the Company nor any of its Subsidiaries has received any written notice from the FDA, any other Company Regulatory Agency, or any third party that provides or supports healthcare-related coverage (including, but not limited to, any health insurer, public or private payor, third-party administrator, pharmacy benefit manager, broker or agent) regarding, (i) the recall, market withdrawal or replacement of any Company Product sold or intended to be sold by the Company or its Subsidiaries (other than recalls, withdrawals or replacements that are not material to the Company or its Subsidiaries, taken as a whole), (ii) a material change in the marketing classification or a material change in the labeling of any such Company Products, (iii) a termination or suspension of the manufacturing, marketing, or distribution of such Company Products, or (iv) a material negative change in reimbursement or coverage status of a Company Product.
(xii)   Since the Lookback Date, the Company and its Subsidiaries have been in compliance in all material respects with all applicable Healthcare Laws. The Company and its Subsidiaries maintain a compliance program having the elements of an effective corporate compliance and ethics program identified in U.S.S.G. § 8B2.1 in all material respects that (i) governs all employees and contractors; (ii) is consistent with the current guidance from the United States Department of Justice on Evaluation of Corporate Compliance Programs, and General Compliance Program Guidance issued by the U.S. Department of Health and Human Services Office of Inspector General; (iii) is consistent with the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals; and (iv) includes reasonably appropriate policies, procedures, and trainings, designed to promote compliance with applicable Healthcare Laws and industry codes and standards. Company and its subsidiaries operate in material compliance with such healthcare compliance program. There are no outstanding compliance complaints or reports, ongoing internal compliance investigations, or outstanding compliance corrective actions, except where such complaints, reports, investigations, or corrective actions have not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole.
(xiii)   Except as set forth on Section 6.1(A)(n)(xiii) of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries has received from DEA any notice of material noncompliance with the federal CSA, adverse findings with respect to any Company Product, including any Order to Show Cause, inspectional observations, notices of violations, letters of admonition, Memorandum of Agreements, civil complaints or notice of demand for civil penalties, criminal proceeding notices pursuant to the CSA or regulations promulgated by DEA or any other similar communication from any Company Regulatory Agency.
(xiv)    As of the Effective Date, the following documents, reports, filings, data, information, audits, regulatory documentation and correspondence will be available, accessible and downloadable by Parent from IT Assets in the possession, custody or control of the Company:
(A)   each annual report and each other material report and filing submitted by Company or its Subsidiaries to the FDA or any similar state or non-U.S. Governmental Entity with respect to each Company Product or the Company business;
(B)   in an accurate and complete manner, all clinical data from completed clinical trials (including all adverse events, patient complaints, and medical incident reports) regarding the Company Products in the possession, custody or control of Company or its Subsidiaries;
(C)   all internal and third party audits and audits by a Company Regulatory Agency related to compliance with applicable requirements by Company with respect to the Company Products in the possession, custody or control of Company or its Subsidiaries; and
(D)   accurate and complete copies of (A) each IND and each similar non-U.S. regulatory submission, including all related supplements and amendments, (B) each NDA and each similar non-U.S. regulatory submission, including all related supplements and amendments and (C) each Company Regulatory Permit which, in each case of clauses (A) – (C), concerns any Company Product or the Company in the possession, custody or control of Company or its Subsidiaries.
(o)    Tax Matters.
(i)   All income and other material Tax Returns that are required to be filed by, or on behalf of the Company and its Subsidiaries have been timely filed with the appropriate Tax Authority on or before the applicable due date (taking into account any valid extensions of such due date), and all such Tax Returns are true, accurate and complete in all material respects.
(ii)   The Company and its Subsidiaries have, within the time and manner prescribed by applicable Law, paid all material Taxes required to be paid by them, including all material Taxes required to be withheld from amounts owing to any employee, creditor or third party (in each case, whether or not shown on any Tax Return).
(iii)   All material Taxes of the Company and its Subsidiaries due and payable (whether or not shown on any Tax Return) have been timely paid by the Company and its Subsidiaries, as applicable.
(iv)   The Company and its Subsidiaries have made provision for all material Taxes payable by the Company and its Subsidiaries for which no Tax Return has yet been filed.
(v)   There are no Liens for Taxes (other than Permitted Liens) upon any property or assets of the Company or any of its Subsidiaries.
(vi)   No material deficiency for any Tax has been asserted, threatened in writing or assessed by a Tax Authority against the Company or any of its Subsidiaries which deficiency has not been paid when due, settled or withdrawn.

(vii)   Neither the Company nor any of its Subsidiaries is a party to any agreement or arrangement relating to the apportionment, sharing, assignment or allocation of Taxes (other than (x) an agreement or arrangement solely between or among the Company or one or more of its Subsidiaries or (y) customary Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes), or has any liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or as a transferee or successor.
(viii)   No claim has been made in writing by a Tax Authority against the Company or any of its Subsidiaries in a jurisdiction where the Company or such Subsidiary does not file Tax Returns that such Person is or may be subject to any material Tax by such jurisdiction.
(ix)   Neither the Company nor any of its Subsidiaries has entered into any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b), or any similar provision of state, local or non-U.S. Law.
(x)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, Taxable income (including any Company or Subsidiary item that may be included in the computation of the Taxable income of Parent or any of its Affiliates) for any period (or portion thereof) ending after the Completion Date as a result of (A) a change in method of accounting pursuant to Section 481 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) made prior to the Completion Date, (B) a “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or other binding written agreement with any Tax Authority or any Tax sharing, allocation or similar agreement executed prior to the Completion Date, (C) an installment sale or open transaction disposition made prior to the Completion Date or (D) any prepaid amount received prior to the Completion Date.
(xi)   Neither the Company nor any of its Subsidiaries has been a member of any consolidated, combined, affiliated, unitary or similar group of companies for any Tax purposes (other than a group the common parent of which was the Company).
(xii)   Within the past two (2) years, neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(l)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local or non-U.S. Law).
(xiii)   Except to the extent otherwise listed on Section 6.1(A)(o)(xiii) of the Company Disclosure Schedule, each of the Company and its Subsidiaries is, and at all times since its formation has been, properly treated as a foreign corporation for U.S. federal income Tax purposes.
(xiv)   Neither the Company nor any of its Subsidiaries has a permanent establishment in any country other than its jurisdiction of formation.
(xv)   Neither the Company nor any of its Subsidiaries is subject to any material private letter ruling of the IRS or comparable rulings of any Tax Authority.
(xvi)   As of the date of this Agreement, neither the Company nor any of its Subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed (other than extensions requested in the ordinary course of business).
(xvii)   Neither the Company nor any of its Subsidiaries is the beneficiary Tax exemption, Tax holiday or other Tax reduction agreement or order of any Tax Authority.
(xviii)   Neither the Company nor any of its non-U.S. subsidiaries are treated as domestic corporations or surrogate foreign corporations under Section 7874 of the Code.
(xix)   As used in this Agreement, (A) the term “Tax” (including the plural form “Taxes” and, with correlative meaning, the terms “Taxable” and “Taxation”) means any and all taxes (including customs duties or fines), fees, levies, imposts, duties or other similar assessments in the nature of a tax, imposed by or payable to any federal, state, provincial, local or non-U.S. Tax Authority, and includes all U.S. federal, state, local and non-U.S. gross or net income, gain, profits, windfall profits, franchise, gross receipts, estimated, capital, documentary, transfer, ad valorem, premium, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment compensation, social security, disability, use, property, unclaimed property, withholding or backup withholding, excise, production, value added and occupancy taxes, together with all interest, penalties and additions imposed with respect thereto, (B) the term “Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, notices, notifications, forms, certificates, estimates, claims for refunds and information returns) filed or required to be filed with a Tax Authority relating to Taxes, including all attachments thereto and any amendments or supplements thereof and (C) the term “Tax Authority” means any Governmental Entity responsible for the assessment, collection or enforcement of Laws relating to Taxes (including the United States Internal Revenue Service (the “IRS”) and the Irish Revenue Commissioners and any similar state, local, or non-U.S. revenue agency).
(p)   Labor Matters.
(i)   No member of the Company Group is a party to, or bound by, any collective bargaining agreement, Contract or other agreement or binding understanding with a labor union, labor organization, works council, or similar employee representative. No member of the Company Group is or, since the Lookback Date, has been subject to a labor dispute, strike or work stoppage except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, there are and, since the Lookback Date, there have been no organizational efforts with respect to the formation of a collective bargaining unit being made or threatened to be made involving employees of the Company Group, except for those the formation of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii)   The Company has made available to Parent a schedule listing each of the employees of the Company Group as of the date hereof, together with each such employee’s (1) name (to the extent permitted by applicable Law) or anonymous identifier, (2) employer, (3) base salary or hourly wage, (4) title, (5) start date, (6) location, (7) whether full- or part-time, (8) whether active or on leave (and, if on leave, the nature of the leave and the expected return date), and (9) whether exempt from the Fair Labor Standards Act, which schedule will be updated within ten (10) Business Days prior to the Effective Time.
(iii)   The transactions contemplated by this Agreement will not require the consent of, or advance notification to, any works councils, unions or similar labor organizations with respect to any employees of the Company Group, except for where the failure to obtain any such consent or make any such advance notifications (A) has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or (B) would not materially delay or frustrate the consummation of the transactions contemplated hereby (including the Acquisition).
(iv)   Each member of the Company Group is and, since the Lookback Date, has been in compliance, in all material respects, with all Laws relating to labor and employment, including all such Laws relating to wages and hours (including minimum wage and overtime wages), human rights, discrimination, harassment, retaliation, pay equity, employment equity, paid sick days/leave entitlements and benefits, family and medical leave and other leaves of absence (including the federal Emergency Family and Medical Leave Expansion Act), workers’ compensation, safety and health, immigration and work authorization (including with respect to the completion of Forms I-9 for all employees and the proper confirmation of employee visas), worker classification (including with respect to employee-independent contractor classification and the proper classification of employees as exempt employees and non-exempt employees), plant closures and layoffs (including the Worker Adjustment and Retraining Notification of 1988, as amended, and any similar foreign, state, provincial or local “mass layoff” or “plant closing” Laws (“WARN”)), terms and conditions of employment, whistleblowing, disability rights or benefits, employee trainings and notices, labor relations, employee leave issues, and unemployment insurance.

(v)   There has been no “mass layoff” or “plant closing” (as defined by WARN or any similar foreign, state, provincial or local Laws) with respect to the Company or its Subsidiaries between the Lookback Date, and the date of this Agreement.
(vi)    All employees employed in the United States are employed on an “at-will” basis and their employment can be terminated at any time for any reason without any material amounts being owed to such individual other than with respect to wages accrued before termination, other amounts ordinarily due on termination, and severance under Company Benefits Plans disclosed on Section 6.1(A)(j)(i) of the Company Disclosure Schedule or amounts required by applicable Law. The relationships with all individuals engaged directly by the Company who act on their own as contractors or as other service providers can be terminated for any reason with no greater than sixty (60) days’ prior written notice, without any material amounts being owed to such individuals, other than with respect to payments earned before the notice of termination. As of the date hereof, no employee is on disability or other leave of absence, other than short-term absences of less than three (3) weeks. Except as disclosed on Section 6.1(A)(j)(vi) of the Company Disclosure Schedule, no member of the Company Group sponsors any employee for, or otherwise knowingly engages any employee working pursuant to, a visa.
(vii)   Since the Lookback Date, each member of the Company Group has reasonably investigated all sexual harassment and other discrimination, retaliation or material policy violation allegations relating to its employees, of which it is aware. With respect to each such allegation with potential merit, each of the Company and its Subsidiaries have taken prompt corrective action that the Company or such Subsidiary has determined is reasonably calculated to prevent further improper action. No member of the Company Group reasonably expects any material liabilities with respect to any such allegations and is not aware of any allegations relating to officers, directors, employees, contractors or agents of the Company Group, that, if known to the public, would bring the Company Group into material disrepute.
(q)   Intellectual Property.
(i)   Section 6.1(A)(q)(i) of the Company Disclosure Schedule contains a complete and accurate list of all registrations (including for patents, trademarks, copyrights and domain names) and applications for registration for Owned Intellectual Property or for material Licensed Intellectual Property that is exclusively licensed to the Company or any of its Subsidiaries (the “Company Registered IP”).
(ii)   Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole: (1) none of the Company Registered IP has lapsed, expired, or been cancelled or abandoned and (2) the Company Intellectual Property has not been adjudged invalid or unenforceable, and, to the knowledge of the Company, is valid and enforceable.
(iii)   Except for such failures of each of the following clauses (1) through (3) to be true and correct as have not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, (1) members of the Company Group solely and exclusively own all right, title and interest in and to the Owned Intellectual Property and hold all of their right, title and interest in and to all of the Owned Intellectual Property free and clear of all Liens (other than non-exclusive licenses granted by Company or one of its Subsidiaries in the ordinary course of business and other Permitted Liens), (2) the Owned Intellectual Property and the Licensed Intellectual Property include all of the Intellectual Property necessary to conduct the respective businesses of the Company Group as currently conducted, and as currently contemplated to be conducted in the ordinary course of business (it being understood that this clause (2) does not constitute a representation as to absence of infringement which is addressed in Section 6.1(A)(q)(iv) below), and (3) there exist no material restrictions on the use of any of the Owned Intellectual Property.
(iv)   Except for such failures of each of the following clauses (1) through (3) to be true and correct as have not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group taken as a whole, (1) neither the Company nor any of its Subsidiaries nor the conduct of their respective businesses nor any Company Product has infringed, misappropriated, diluted or otherwise violated any Intellectual Property rights of any Third Party, (2) there is no claim, action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, and, since the Lookback Date, no member of the Company Group has received any written notice of such a claim, action, suit, investigation, proceeding or threat (A) alleging that the Company or any of its Subsidiaries or any Company Product has infringed, misappropriated, diluted or otherwise violated any Intellectual Property rights of any Third Party or (B) based upon, or challenging or seeking to deny or restrict, the rights of the Company or any of its Subsidiaries in any Company Intellectual Property (including any challenges to the validity, enforceability, registrability, ownership or use of any Company Intellectual Property) and (3) to the knowledge of the Company, no Third Party has infringed, misappropriated, diluted or otherwise violated any Company Intellectual Property.
(v)   The Company Group has taken commercially reasonable measures to maintain the confidentiality of the Trade Secrets included in the Owned Intellectual Property. To the knowledge of the Company, such Trade Secrets included in the Owned Intellectual Property that are material have not been disclosed to any Person except pursuant to written non-disclosure agreements or in forms that have previously been disclosed to Parent.
(vi)   The Company Group has obtained from all parties (including current or former employees, officers, directors, consultants and contractors) who have created or developed (or are creating or developing) Intellectual Property for or on behalf of the Company Group, written, valid and enforceable non-disclosure and assignment-of-rights agreements for the benefit of the Company Group pursuant to which each such party presently assigns to the Company or one of its Subsidiaries all rights, including Intellectual Property rights, in work product created by such party in connection with such party’s employment, engagement or other affiliation with the Company Group, except with respect to any Intellectual Property that is not material to the conduct of the Company Group’s business as currently conducted (including research of products in development).
(vii)   Each member of the Company Group has complied in all material respects with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. § 200-212, or other similar obligations under the Laws of any jurisdiction, including with respect to any patents that are part of the Company Intellectual Property. Except as identified on Section 6.1(A)(q)(vii) of the Company Disclosure Schedule, no funding, facilities, personnel or other resources of any Governmental Entity, university, college, educational institution, research institution or center or other private funding agency were used in the development of any material owned or exclusively licensed Company Intellectual Property, and no Governmental Entity, university, college, educational institution, research institute or center or other private funding agency has any right in or to such Intellectual Property.
(viii)   Each member of the Company Group complies and, since the Lookback Date, has at all times complied with the Data Privacy Requirements in all material respects, and since the Lookback Date, no member of the Company Group (or, to the knowledge of the Company, any Person Processing or that has Processed Personal Data on behalf of any member of the Company Group) has: (1) been subject to any breach, loss, destruction or damage of, unlawful or unauthorized disclosure, use or access to, Personal Data that has given rise to a legal obligation to notify any Person or Governmental Entity; or (2) received or been subject to any written claim, action, suit, investigation, proceeding complaint, notice or dispute with or by any Person (including any Governmental Entity) in relation to its compliance with the Data Privacy Requirements, and, to the knowledge of the Company, there are no circumstances likely to give rise to any such event.
(ix)   The Company and its Subsidiaries, where required by the Data Privacy Requirements, provide reasonable notice of their Personal Data Processing on their websites and, to the knowledge of the Company, other customer and public communications and during the past three years, the Company and its Subsidiaries have complied in material respects with such policies. Neither this Agreement nor the consummation of the transactions contemplated hereby (including the Acquisition) will violate any Data Privacy Requirements in any material respect; and the Company and its Subsidiaries have taken commercially reasonable steps consistent with commercially reasonable industry practice designed to protect the Personal Data that they process against loss and unauthorized access, use, modification, disclosure or other misuse.

(x)   Except as has not been, and would not reasonably be expected to be material to the Company Group, taken as a whole, (1) the IT Assets operate in accordance with their specifications and related documentation and perform in a manner that permits the Company Group to conduct its business as currently conducted, (2) each member of the Company Group takes commercially reasonable actions, consistent with current industry standards, designed to protect the confidentiality, integrity and security of the IT Assets (and all data and other information and transactions stored or contained therein or processed or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption, including the implementation of commercially reasonable data backup, disaster avoidance and recovery procedures and business continuity procedures, (3) (x) there has been no unauthorized use or access or security breaches, or interruption, modification, loss or corruption of any of the IT Assets (or any data or other information or transactions stored or contained therein or processed or transmitted thereby) (y) the IT Assets have not malfunctioned or failed (except for malfunctions or failures that have been fully remediated and did not give rise to material liability to the Company) and (z) the IT Assets are free from bugs and other defects and do not contain any “virus,” “worm,” “spyware,” “ransomware,” or other malicious Software.
(r)   Real Property.   Neither the Company nor any of its Subsidiaries owns any real property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each lease, sublease or license (each, a “Lease”) under which the Company or any of its Subsidiaries leases, subleases or licenses any real property is, subject to the Equitable Exceptions, a valid and binding obligation of the Company or a Subsidiary of the Company (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, and in full force and effect and enforceable in accordance with its terms against the Company or its Subsidiaries (as the case may be) and, to the knowledge of the Company, each of the other parties thereto (except for such Leases that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by the Company or any of its Subsidiaries of any of the provisions thereof), (ii) neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of the other parties thereto has violated or committed or failed to perform any act which (with or without notice, lapse of time or both) would constitute a default under any provision of any Lease and (iii) neither the Company nor any of its Subsidiaries has received written notice that it has violated or defaulted under any Lease.
(s)   Required Vote of Company Shareholders.   The Company Shareholder Approval is the only vote of holders of Equity Securities of the Company which is required to consummate the transactions contemplated hereby.
(t)   Material Contracts.
(i)   Section 6.1(A)(t)(i) of the Company Disclosure Schedule sets forth a list as of the date of this Agreement of each Contract to which the Company or any of its Subsidiaries is a party or by which it is bound (each such Contract, and each of the following types of Contracts (other than any Company Benefit Plan) described below to which the Company or any of its Subsidiaries becomes a party or by which it otherwise becomes bound after the date of this Agreement, a “Company Material Contract”):
(A)   each acquisition or divestiture Contract (including any Contracts pursuant to which any member of the Company Group has transferred or agreed to transfer ownership of any Intellectual Property) that (x) has a maximum potential value (or which otherwise requires the receipt or making of payments) in excess of $250,000 (including pursuant to any “earn-out”, contingent value rights, milestone payments, license fees, royalty payments, development costs or other contingent payment or value obligations) and pursuant to which the Company or its Subsidiaries has any current or future obligations, (y) involves the issuance of any Equity Securities of the Company or any of its Subsidiaries to a Third Party following the date of this Agreement or (z) grants to any Person (other than any member of the Company Group) any right of first refusal, right of first negotiation, right of first offer, option to purchase, option to license, or any other similar rights with respect to any Company Product or any owned or exclusively licensed Company Intellectual Property;
(B)   any Contract with any Governmental Entity that is material to the Company and its Subsidiaries, taken as a whole, and involving or that would reasonably be expected to involve payments to or from any Governmental Entity in an amount having a maximum potential value in excess of $250,000;

(C)   any Contract that (x) limits or purports to limit, in any material respect, the freedom of the Company or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, the freedom of Parent or any of its Affiliates to take such actions after the Effective Time, (y) contains exclusivity or “most favored nation” obligations or (z) contains any other provisions materially restricting or purporting to materially restrict the ability of the Company or any of its Subsidiaries to sell, market, distribute, promote, manufacture, develop, commercialize, test or research any Company Products through Third Parties, or to solicit any potential customer, supplier or other business relation in any material respect or that would so limit or purport to limit Parent or any of its Affiliates after the Effective Time;
(D)    any Contract relating to third-party indebtedness for borrowed money in excess of $250,000 (whether incurred, assumed, guaranteed or secured by any asset) of the Company or any of its Subsidiaries;
(E)   any Contract restricting the Company or any of its Subsidiaries from (x) the payment of dividends (y) the making of distributions to shareholders or (z) the ability to repurchase or redeem Equity Securities;
(F)   any joint venture, profit-sharing, partnership, collaboration, co-promotion, commercialization, research, development or other similar agreement, which is material to the Company Group, taken as a whole;
(G)   any collective bargaining agreements or other agreements with any labor organization, labor union, or works council;
(H)   any Contracts or other transactions with any (A) executive officer or director of the Company or (B) affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such executive officer, director or beneficial owner;
(I)   any Contracts pursuant to which the Company or any of its Subsidiaries (A) receives any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property (other than non-exclusive licenses for generally commercially available off-the-shelf Software with annual payments of less than $250,000), (B) grants a Third Party any license (including any sublicense) to, or covenant not to sue under, any Intellectual Property or (C) has transferred or agreed to transfer ownership of any Owned Intellectual Property;
(J)   any Contract involving the settlement of any Action or threatened Action (or series of related Actions) (A) which (x) will involve payments by the Company or any of its Subsidiaries after the date hereof, or involved such payments, in excess of $250,000 or (y) will impose, or imposed, materially burdensome monitoring or reporting obligations by the Company or any of its Subsidiaries outside the ordinary course of business or material restrictions on the Company or any Subsidiary of the Company (or, following the Completion, on Parent or any Subsidiary of Parent) or (B) which impose material restrictions on the use of any material Intellectual Property;
(K)   any stockholders, investors rights, registration rights or similar agreements or arrangements with respect to the Company or any of its Subsidiaries; and
(L)   any other Contract required to be filed by the Company pursuant to Item 601(b)(10) of Regulation S-K.
(ii)   All of the Company Material Contracts are, subject to the Equitable Exceptions, (A) valid and binding obligations of the Company or a Subsidiary of the Company (as the case may be) and, to the knowledge of the Company, each of the other parties thereto and (B) in full force and effect and enforceable in accordance with their respective terms against the Company or its Subsidiaries (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, in the case of (A), except for such Company Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by the Company or any of its Subsidiaries of any of the provisions thereof, and except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, an effect that is material to the Company Group, taken as a whole. To the knowledge of the Company, as of the date hereof, no Person is seeking to terminate or challenging the validity or enforceability of any Company Material Contract, except such terminations or challenges which have not had and would not reasonably be expected to have, individually or in the aggregate, an effect that is material to the Company Group, taken as a whole. Neither the Company nor any of its Subsidiaries, nor, as of the date hereof, to the knowledge of the Company, any of the other parties thereto has violated any provision of, or committed or failed to perform any act which (with or without notice, lapse of time or both) would constitute a material default under any provision of, and as of the date hereof neither the Company nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Company Material Contract, except for those violations and defaults which have not had and would not reasonably be expected to have, individually or in the aggregate, an effect that is material to the Company Group, taken as a whole. The Company has made available to Parent true and complete copies of each Company Material Contract as in effect as of the date hereof.
(u)   Insurance.   The Company and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks reasonably adequate for the businesses and operations of the Company and its Subsidiaries (taking into account the cost and availability of such insurance). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all insurance policies for which the Company or any of its Subsidiaries is a policyholder or which cover the business, operations, employees, officers, directors or assets of the Company or any of its Subsidiaries as of the date hereof (the “Company Insurance Policies”) are in full force and effect and (A) are sufficient for compliance by the Company and its Subsidiaries with all Company Material Contracts and (B) will not terminate or lapse by their terms (other than any change of control provisions in claims-made policies) by reason of the consummation of the transactions contemplated hereby (including the Acquisition) and (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including the Acquisition) do not and will not constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under, any provision of the Company Insurance Policies.
(v)   Opinions of Financial Advisors.
(i)   The Company Board has received the oral opinion, to be confirmed in writing by delivery of a written opinion, of Goldman Sachs & Co. LLC, financial advisor to the Company, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Scheme Consideration to be paid to the Company Shareholders (other than Parent and any Concert Parties of Parent and their respective affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders. A written copy of such opinion will be delivered promptly to Parent after the date hereof for informational purposes only.
(ii)   The Company Board has received the oral opinion, to be confirmed in writing by delivery of a written opinion, of Morgan Stanley & Co. LLC, financial advisor to the Company, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Scheme Consideration to be paid to the Company Shareholders (other than Parent and any Concert Parties of Parent) pursuant to this Agreement is fair, from a financial point of view, to such holders. A written copy of such opinion will be delivered promptly to Parent after the date hereof for informational purposes only.
(w)   Finders or Brokers.   Except for Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, there is no investment banker, broker or finder who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement. Correct and complete copies of all agreements between the Company and Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, have been delivered to Parent.

(x)   FCPA and Anti-Corruption.
(i)   Except as has not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, neither the Company nor any of its Subsidiaries, nor any director, manager or employee of the Company or any of its Subsidiary has, in the past five (5) years in connection with the business of the Company or any of its Subsidiaries, itself or, to the Company’s knowledge, any of its agents, representatives, sales intermediaries, or any other third party, in each case, while acting on behalf of the Company or any Subsidiary of the Company, taken any action in violation of the FCPA or other applicable Bribery Legislation (in each case to the extent applicable).
(ii)   Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, manager or employee of the Company or any its Subsidiaries (in each case, while acting on behalf of the Company or any of its Subsidiaries), are, or in the past five (5) years have been, subject to any actual or pending or, to the knowledge of the Company, threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions or made any voluntary disclosures to any Governmental Entity, involving the Company or any of its Subsidiaries relating to applicable Bribery Legislation, including the FCPA.
(iii)   In the past five (5) years, the Company and each of its Subsidiaries has made and kept books and records, accounts and other records, which, in reasonable detail, accurately and fairly reflect in all material respects the transactions and dispositions of the assets of the Company and each of its Subsidiaries as required by the FCPA.
(iv)   The Company and each of its Subsidiaries has instituted policies and procedures reasonably designed to promote compliance with the FCPA and other applicable Bribery Legislation and maintain such policies and procedures in force.
(v)   To the knowledge of the Company, no officer, director, or employee of the Company or any of its Subsidiaries is a Government Official.
(vi)   Except for such failures of each of the following clauses (A) through (C) to be true and correct as has not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, none of the Company or any of its Subsidiaries, nor any of their respective directors, managers or employees (A) is a Sanctioned Person, (B) has, since April 24, 2019, engaged in direct or indirect dealings with any Sanctioned Person or in any Sanctioned Country on behalf of the Company or any of its Subsidiaries in violation of any Sanctions Law or (C) has, since April 24, 2019, violated, or engaged in any conduct in violation of any Sanctions Law, nor to the knowledge of the Company, been the subject of an investigation or allegation of such a violation or sanctionable conduct or any voluntary or involuntary disclosure to any Governmental Entity regarding any such actual or potential violation of Sanctions Laws.
(y)   Takeover Statutes.   No “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation or any anti-takeover provision in the Company Memorandum and Articles of Association is, or at the Effective Time will be, applicable to Parent or any of its Subsidiaries, the CVR Agreement, the Acquisition or the Scheme.
(z)   Transactions with Affiliates.   To the knowledge of the Company and as of the date of this Agreement, since the Lookback Date, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404 of Regulation S-K that have not been otherwise disclosed in the Company SEC Documents filed prior to the date hereof.
(B)   No Other Representations.   Except for the representations and warranties made by the Company in Section 6.1(A) (as qualified by the applicable items disclosed in the Company Disclosure Schedule in accordance with Section 10.8 and the introduction to this Section 6.1), neither the Company nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, Parent acknowledges that it has conducted its own independent investigation of the Company and the Company Group and, in making its determination to proceed with the transactions contemplated by this Agreement, Parent has relied on the results of its own independent investigation and on the representations and warranties of the Company expressly set forth in Section 6.1(A). Nothing in this Section 6.1(B) shall be construed as a waiver (or an admission of non-reliance with respect to) any claims based on fraud.
Section 6.2   Parent Representations and Warranties.
(A)   Subject to Section 10.8, and except as disclosed in any publicly available report, schedule, form, statement, prospectus, registration statement or other document required to be filed with or furnished to the SEC by Parent on or after the Lookback Date (collectively, together with any exhibits and schedules thereto and other information therein, the “Parent SEC Documents”), and prior to the date hereof Parent represents and warrants to the Company as follows:
(a)   Qualification, Organization etc.   Parent is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Parent has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted. Parent is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   Corporate Authority Relative to this Agreement; No Violation.
(i)   Parent has all requisite corporate power and authority to enter into this Agreement and the CVR Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the CVR Agreement and the consummation of the transactions contemplated hereby (including the Acquisition) and thereby has been duly and validly authorized by the Parent Board and, except for the filing of the required documents in connection with the Scheme with, and to receipt of the required approval of the Scheme by, the High Court, no other corporate proceedings on the part of Parent are necessary to authorize the consummation of the transactions contemplated hereby (including the Acquisition). This Agreement has been and, at the Completion, the CVR Agreement will be, duly and validly executed and delivered by Parent and, assuming this Agreement and the CVR Agreement constitute the valid and binding agreement of the Company and the Rights Agent (solely with respect to the CVR Agreement), constitute and will constitute valid and binding agreements of Parent, enforceable against Parent in accordance with their terms, subject to the Equitable Exceptions.
(ii)   The execution, delivery and performance by Parent of this Agreement and the CVR Agreement (and the consummation by Parent of the transactions contemplated hereby (including the Acquisition)) require no action by or in respect of, Clearances of, or Filings with, any Governmental Entity other than (A) compliance with the provisions of the Act, (B) compliance with the Takeover Panel Act and the Takeover Rules, (C) compliance with any applicable requirements of the HSR Act, (D) compliance with and Filings under any applicable Antitrust Laws of any non-U.S. jurisdictions, (E) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the Nasdaq Global Select Market and (F) any other actions, Clearances or Filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(iii)   Assuming compliance with the Scheme, the Act and any directions or orders of the High Court, the execution, delivery and performance by Parent of this Agreement, the CVR Agreement and the consummation of the transactions contemplated hereby and thereby (including the Acquisition) do not and will not (A) contravene, conflict with, or result in any material violation or material breach of any provision of the Organizational Documents of Parent, (B) assuming compliance with the matters referred to in Section 6.1(A)(d)(ii) contravene, conflict with or result in any violation or breach of any provision of any applicable Law, (C) assuming compliance with the matters referred to in Section 6.1(A)(d)(ii), require any Clearance or other action by any Person, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under, any provision of any Parent permit or any Contract binding upon Parent or any of its Subsidiaries or any Clearance (including Clearances required by Contract) affecting, or relating in any way to, the assets or business of Parent and its Subsidiaries, except, in the case of each of clauses (B) and (C), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(c)   Investigations; Litigation.   As of the date hereof, (i) there is no Action or Order pending or, to the knowledge of Parent, threatened against or affecting Parent, any of its Subsidiaries or any of the respective properties or assets of Parent or any of its Subsidiaries, before (or, in the case of threatened Actions or Orders, that would be before) any Governmental Entity and (ii) to the knowledge of Parent there is no Action pending or threatened against any present or former officers, directors or employees of Parent or any of its Subsidiaries in their respective capacities as such, in the case clause (i), that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(d)   Information Supplied.   The information provided by and relating to Parent and its Subsidiaries to be contained in the Scheme Document, the Proxy Statement and any other documents filed or furnished with or to the High Court, the SEC, the Panel or pursuant to the Act and the Takeover Rules in each case in connection with the Acquisition will not, on the date the Scheme Document and the Proxy Statement (and any amendment or supplement thereto) is first proposed to Company Shareholders and at the time of the Court Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading.
(e)   Financing.
(i)    At the Effective Time, Parent will have sufficient cash, available lines of credit or other sources of immediately available and cleared funds to enable Parent to make all required payments payable at the Effective Time in connection with the transactions contemplated under this Agreement (such amounts collectively, the “Financing Amounts”). If the Milestone (as defined in the CVR Agreement) is achieved, on the date the Milestone Payment (as defined in the CVR Agreement) is made, Parent will have cash resources in immediately available funds and in an amount sufficient to satisfy Parent’s cash payment obligations under the CVR Agreement.
(ii)   As of the date of this Agreement, Parent has delivered to the Company true, correct and complete copies, dated as of the date of this Agreement, of the fully executed Debt Agreement, together with all attached exhibits, schedules and annexes, and the fee letters (which may be redacted solely to the extent described below) associated therewith (but excluding any side letters or other similar agreements which do not impact the amount or availability of the Financing at the Effective Time or amend or, waive any of the terms of the Debt Agreement or impose any additional conditions or expand the conditions to obtaining the Financing on or before the occurrence of Completion), to provide to Parent the amount of financing set forth in the Debt Agreement, in order to consummate the Acquisition. As of the date of this Agreement, a true, correct and complete copy of each fee letter related to the Debt Agreement as in effect on the date of this Agreement has been provided to the Company, except that the fees and other customary “flex” terms (including provisions in such fee letter related to fees and economic terms) may have been redacted; provided, however, that no redacted term provides that the aggregate amount or net cash proceeds of the Financing set forth in the unredacted portion of the Debt Agreement could be reduced or adds or modifies any conditions or contingencies that affect the availability of all or any portion of the Financing at the Effective Time. Parent has fully paid (or caused to be paid) all commitment and other fees, if any, required by the Debt Agreement that are due and payable on or before the date of this Agreement. As of the date of this Agreement and other than as set forth in the Debt Agreement and assuming the satisfaction or waiver of each of the Conditions, there are no conditions precedent to the funding of the full amount of the Financing as necessary to consummate the transactions contemplated by this Agreement and to satisfy all of the payment and other obligations of Parent under this Agreement, and there are no contractual contingencies or other provisions under any agreement (including any side letters) relating to the Acquisition to which Parent or any of its respective Affiliates is a party that would permit the Financing Sources to reduce the total amount of the Financing or impose any additional conditions precedent to the availability of the Financing or that could affect the timing, termination or availability of the Financing necessary to consummate the Acquisition.
(iii)   As of the date of this Agreement, the Debt Agreement is a valid and binding obligation of Parent and, to the knowledge of Parent, each other party thereto, and is enforceable in accordance with its terms, subject, in each case, to Equitable Exceptions, and in full force and effect, and has not been amended, modified, withdrawn, terminated or rescinded in any respect. No such amendment, modification, withdrawal termination, or rescission is contemplated by Parent or, to the knowledge of Parent, any other party thereto (other than with respect to “flex” rights and/or to add additional lenders, arrangers, bookrunners, syndication agents and similar entities who had not executed the Debt Agreement as of the date of this Agreement). Other than customary engagement letters, the redacted fee letters provided in accordance with clause (ii) above or nondisclosure or non-reliance agreements which do not impact the conditionality, aggregate amount or availability at the Effective Time of the Financing, as of the date of this Agreement, there are no other contracts or side letters, or arrangements to which Parent or any of its Affiliates is a party related to the Financing, other than as expressly contained in the Debt Agreement or otherwise delivered to the Company.
(f)   Ownership of Shares.   Neither Parent nor any of Parent’s Subsidiaries directly or indirectly owns, beneficially or otherwise, any Company Share or any securities, contracts or obligations convertible into or exercisable or exchangeable for Company Share.
(B)   No Other Representations.   The Company acknowledges and agrees that, except for the representations and warranties made by Parent in Section 6.2(A), neither Parent nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or its Subsidiaries. The Company acknowledge that it has conducted its own independent investigation of Parent and, in making its determination to proceed with the transactions contemplated by this Agreement, the Company has relied on the results of its own independent investigation and on the representations and warranties of Parent expressly set forth in Section 6.2(A). Nothing in this Section 6.2(B) shall be construed as a waiver (or an admission of non-reliance with respect to) any claims based on fraud.
ARTICLE VII
ADDITIONAL AGREEMENTS
Section 7.1   Access to Information; Confidentiality; Notices of Certain Events.
(a)   Upon reasonable notice, the Company shall, and shall cause its Subsidiaries to, afford to Parent, its Subsidiaries and its and their respective Representatives and Financing Sources, reasonable access during normal business hours, during the period from the date of this Agreement to the earlier of Completion and the date, if any, on which the Agreement is validly terminated pursuant to and in accordance with Article IX, to (i) its and its Subsidiaries’ properties, employees, contracts, commitments and books and records and financial and operating data and (ii) all other information not made available pursuant to clause (i) of this Section 7.1(a) concerning its and its Subsidiaries’ businesses, properties and personnel as Parent may reasonably request (in the case of each of clause (i) and (ii), in a manner so as to not unreasonably interfere with the normal business operations of the Company or any of its Subsidiaries). During such period described in the immediately preceding sentence, upon reasonable notice and subject to applicable Law and during normal business hours, the Company shall instruct its pertinent Representatives to reasonably cooperate with Parent in its review of any such information provided or made available pursuant to the immediately preceding sentence. Any such access shall be conducted at Parent’s expense and shall be subject to the Company’s reasonable security measures and insurance requirements and shall not include invasive testing. No information or knowledge obtained in any review or investigation pursuant to this Section 7.1 shall affect or be deemed to modify any representation or warranty made by the Company pursuant to this Agreement.
(b)   Without limiting the generality of Section 7.1(a), during the period from the date of this Agreement to the earlier of Completion and the date, if any, on which the Agreement is validly terminated pursuant to and in accordance with Article IX, the Company agrees to, and to cause its Subsidiaries to, subject to applicable Law, (i) reasonably assist and cooperate with Parent and its Subsidiaries to facilitate the post-Completion integration of the Company and its Subsidiaries with Parent and its Subsidiaries (including, at the request of Parent from time to time, reasonably assisting and cooperating with Parent and its Subsidiaries in the planning and development of a post-Completion integration plan) and (ii) provide reasonable access to key personnel identified by Parent to facilitate Parent’s efforts with respect to the post-Completion retention of such key personnel.
(c)   Notwithstanding anything to the contrary in this Section 7.1 or Section 7.2, neither the Company nor any of its respective Subsidiaries shall be required to provide access to, disclose information to or assist or cooperate with Parent, in each case if and to the extent such access, disclosure, assistance or cooperation (i) would, as reasonably determined based on the advice of outside counsel, jeopardize any attorney-client privilege or other privileges and immunities with respect to such information or (ii) would contravene any applicable Law to which the Company or any of its Subsidiaries is subject, including the Protective Orders in the Actions set forth on Section 7.1(f) of the Company Disclosure Schedule; provided, that the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including redacting such information (A) as necessary to comply with applicable Law and (B) as necessary to address reasonable attorney-client, work product or other privilege concerns, or entering into a joint defense or other arrangement) and to provide such information as to the applicable matter as can be conveyed. Each of the Company and Parent may, as each deems advisable and necessary, reasonably designate, and the other Party shall treat, any competitively sensitive material provided to the other under this Section 7.1 or Section 7.2 as “Outside Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient and, subject to any additional confidentiality or joint defense agreement the Parties may mutually propose and enter into, will not be disclosed by such outside counsel to employees, officers, directors, other advisors or representatives of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be) or its legal counsel.
(d)   The Company shall promptly notify and, if applicable, provide copies to Parent of:
(i)   any material written notice from any Person alleging that the approval or consent of such Person is or may be required in connection with the Scheme, the Acquisition or the other transactions contemplated hereby; and
(ii)   any Action (other than any investigation), or to the knowledge of the Company, investigation, commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any of the Company’s representations or warranties, as the case may be, or that relate to the consummation of the Scheme, the Acquisition or the other transactions contemplated hereby. A failure by the Company to provide information pursuant to this Section 7.1(d) shall not constitute a breach of this Agreement for the purpose of any Condition.
(e)    Each Party shall promptly notify and, if applicable, provide copies to the other Party of the occurrence of any event which would or would reasonably be expected to (A) prevent or materially delay the consummation of the Scheme, the Acquisition or the other transactions contemplated hereby or (B) result in the failure of any Condition; provided, that the delivery of any notice pursuant to Section 7.1(d) or this Section 7.1(e) shall not in and of itself (i) affect or be deemed to modify any representation, warranty, covenant, right, remedy, or condition to any obligation of any Party hereunder or (ii) update any section of the Company Disclosure Schedule. A failure by either Party to provide information pursuant to this Section 7.1(e) shall not constitute a breach of this Agreement for the purpose of any Condition.

(f)   To the fullest extent permitted by applicable Law and without limiting the Company’s obligations pursuant to any other provision of this Agreement, with respect to the Actions set forth on Section 7.1(f) of the Company Disclosure Schedule, the Company shall (i) keep Parent reasonably informed (on a timely basis) regarding the status of and any developments with respect to such Actions following the date hereof and provide such additional information with respect to such Actions as Parent may reasonably request and (ii) consult and cooperate with Parent, and consider in good faith Parent’s views, as to the strategy, defense and settlement discussions with respect to such Actions. The Company and Parent will operate under this Section 7.1(f) pursuant to a common interest agreement, whereby any information shared pursuant to the foregoing sentence remains subject to the protection of the attorney-client privilege, attorney work product doctrine, common interest privilege, joint defense privilege and any and all other applicable rights, privileges, protections or immunities.
(g)   Until the earlier of Completion and the date, if any, on which the Agreement is validly terminated pursuant to and in accordance with Article IX, the Company shall, to the extent permitted by applicable Law, (i) promptly provide Parent with a copy of all material written correspondence received after the date hereof from the FDA, DEA, or any similar Governmental Entity and inform Parent of any material oral communications with the FDA, DEA, or any other Governmental Entity with respect to (x) any allegations of violations or infractions involving any Company Products, (y) the recall, removal or market withdrawal of any Company Products sold in the U.S. by the Company or its Subsidiaries or (z) any warning letter issued to the Company or any of its Subsidiaries by the FDA or any other Governmental Entity with respect to Company Products, in the case of each of clauses (x), (y) and (z), if the applicable Company Products are material to the Company and its Subsidiaries, taken as a whole and (ii) promptly provide Parent with such information as Parent may reasonably request on any side effects, adverse effects, or the results of any pre-clinical testing with request to any Company Product.
(h)   The Parties hereby agree that all information provided to them or their respective Representatives pursuant to this Agreement shall be subject to the Confidentiality Agreement.
Section 7.2   Consents and Regulatory Approvals.
(a)   The terms of the Acquisition at the date of publication of the Scheme Document shall be set out in the Rule 2.7 Announcement and the Scheme Document, to the extent required by applicable Law.
(b)   Subject to the terms and conditions of this Agreement, including Section 7.2(c), each Party shall, and each shall cause its Subsidiaries to, use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, to the extent permitted by applicable Law, to achieve satisfaction of the Conditions and to consummate the Acquisition and the other transactions contemplated hereby as promptly as reasonably practicable and in any event on or before the End Date, including using reasonable best efforts to (x) prepare and file as promptly as reasonably practicable with any Governmental Entity or other third party all documentation to effect all Filings (and thereafter make any other required or appropriate submissions) as are necessary, proper or advisable to consummate the Acquisition and the other transactions contemplated hereby, including the Company and Parent as applicable each making (A) as promptly as reasonably practicable, but in no event later than twenty (20) Business Days after the date hereof (unless the Parties mutually agree otherwise), an appropriate Filing of a notification and report form pursuant to the HSR Act with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice with respect to the Acquisition and the other transactions contemplated hereby and requesting early termination of the waiting period under the HSR Act and (B) as promptly as reasonably practicable, but in no event later than twenty (20) Business Days after the date hereof (unless the Parties mutually agree otherwise), any other Filing, either finally or in draft as is appropriate in the relevant jurisdiction, that is required and advisable under any other Antitrust Law or foreign investment Law, including making all required Filings under the Antitrust Laws in the jurisdictions listed on Section 7.2(b) of the Company Disclosure Schedule and (y) obtain prior to the End Date, and thereafter maintain, all Clearances required to be obtained from any Governmental Entity in connection with any Filing or submission to any Governmental Entity and any investigation or other inquiry (including any litigation) by or before any Governmental Entity that are necessary and advisable to consummate the Acquisition or other transactions contemplated hereby, and complying with the terms and conditions of each Clearance. Each Party shall promptly provide any supplemental information or documentation requested by any Governmental Entity (including, but not limited to, supplying as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or other applicable Antitrust Law or foreign investment Law). The Company will provide all information reasonably required to enable Parent to make such Filings and to achieve the fulfilment of the conditions precedent and cooperate with Parent in its efforts to comply with its obligations under this Agreement, including in seeking to obtain any required Clearances, including defending (but without any obligation to commence) any Action commenced by any Governmental Entity in connection with the transactions contemplated hereby.
(c)   Notwithstanding Section 7.2(b) or anything else in this Agreement to the contrary, nothing in this Agreement or otherwise shall obligate or otherwise require Parent nor any of its Subsidiaries or Affiliates to propose, agree to, commit to or effect any action (or refrain or cause to refrain from taking any action) (including, in each case, any divestiture, hold separate arrangement, licensing of rights, or termination, assignment, novation or modification of Contracts (or portions thereof) or other business relationships), restriction, commitment, condition, contingency, contribution, cost, expense, liability, limitation, loss, obligation, payment, requirement or term, with respect to any asset, operation, division, business, product line or business relationship of Parent, the Company or any of their respective Subsidiaries, in each case as a condition to, or in connection with, (i) the expiration or termination of any applicable waiting period relating to the Acquisition under the HSR Act, (ii) obtaining any Clearance under any other applicable Antitrust Laws or foreign investment Laws or (iii) obtaining any other Clearance from a Governmental Entity or otherwise. In addition, the Company shall not offer or commit to take any of such actions without Parent’s prior written consent, which includes taking or committing to take actions that limit Parent or any of its Subsidiaries (including the Company following the Effective Time), as applicable, freedom of action with respect to, or their ability to retain, any of the businesses, employees, or assets of the Company, and Parent and its Affiliates shall not be required to commit to any provision (in any consent decree or otherwise) requiring the prior approval of a Governmental Entity to engage, or agree not to engage in any present or future transaction involving Parent or any of its Affiliates; provided, however, notwithstanding the foregoing, Parent shall defend through litigation on the merits any claim asserted in court or through administrative tribunal by any Governmental Entity under any applicable Antitrust Law that would prevent Completion from occurring prior to the End Date, it being understood that, notwithstanding Section 7.2(d) below, Parent shall have the right to direct, devise and control such litigation.
(d)   Parent and Company shall jointly (i) direct, devise and implement the strategy for obtaining any necessary approval of and submitting filings to, for responding to any request from, inquiry or investigation by (including directing the timing, nature and substance of all such responses), and shall have the right to co-lead all meetings and communications (including any negotiations) with, any Governmental Entity that has authority to enforce any Antitrust Law, and (ii) control the defense and settlement of any Action brought by or before any Governmental Entity that has authority to enforce any Antitrust Law.
(e)   To the extent permitted by applicable Law, the Company and Parent shall, as promptly as reasonably practicable, (i) upon request from a Governmental Entity, furnish to such Governmental Entity, any information or documentation concerning themselves, their Subsidiaries, directors, officers and shareholders information or documentation concerning the Acquisition, the Scheme and the other transactions contemplated hereby and such other matters as may be requested and (ii) make available their respective Representatives to, upon reasonable request, any Governmental Entity, in the case of each of clauses (i) and (ii), in connection with (A) the preparation of any Filing made by or on their behalf to any Governmental Entity in connection with the Acquisition, the Scheme or any of the other transactions contemplated hereby or (B) any Governmental Entity investigation, review or approval process.
(f)   Subject to Section 7.2(d), applicable Laws relating to the sharing of information and the terms and conditions of the Confidentiality Agreement and all other agreements entered into by the Parties, and subject to the proviso at the end of this Section 7.2(f), Parent and the Company shall, and shall cause their respective Subsidiaries to: (i) (A) as far in advance as reasonably practicable, notify the other of, and provide the other party with an opportunity to consult with respect to, any Filing or material or substantive communication or inquiry it or any of its Subsidiaries intends to make with any Governmental Entity relating to the matters that are the subject of this Agreement, (B) prior to submitting any such Filing or making any such communication or inquiry, provide the other Party and its counsel a reasonable opportunity to review, and shall consider in good faith the comments of the other Party’s Representatives in connection with any such Filing, communication or inquiry (except HSR filings), and (C) promptly following the submission of such Filing (except HSR filings) or making of such communication or inquiry, provide the other party with a copy of any such Filing or, if in written form, a summary of any communication or inquiry; (ii) as promptly as reasonably practicable following receipt, furnish the other party with a copy of any Filing (except HSR filings) or, if in written form, material or substantive communication or inquiry, it or any of its Subsidiaries receives from any Governmental Entity relating to matters that are the subject of this Agreement; and (iii) coordinate and reasonably cooperate with the other Party in sharing such information and provide such other assistance as the other Party may reasonably request in connection with this Section 7.2. Subject to Section 7.2(c), none of the Company, Parent or their respective Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with any Governmental Entity, or any member of the staff of any Governmental Entity, in respect of any Filing, Action (including the settlement of any investigation) or other inquiry regarding the Acquisition or the Scheme unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, allows the other party to participate. Any such disclosures or provision of copies by one Party to the other may be designated as “outside counsel only” basis, if appropriate and, if so designated, shall be given only to the outside legal counsel of the recipient and shall not be disclosed to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials or its legal counsel.
(g)   In the event that the latest date on which the High Court or the Panel would permit Completion to occur is prior to the End Date, the Parties shall use their respective reasonable best efforts to obtain consent of the High Court or the Panel, as applicable, to an extension of such latest date (but not beyond the End Date). If (i) the High Court or the Panel require the lapsing of the Scheme prior to the End Date or (ii) Condition 1 fails to be satisfied, the Parties shall (unless and until this Agreement is validly terminated pursuant to and in accordance with Article IX) take all reasonable actions required in order to re-initiate the Scheme process as promptly as reasonably practicable (it being understood that no such lapsing described in subclause (i) or (ii) shall, in and of itself, result in a termination of, or otherwise affect any rights or obligations of any Party under, this Agreement).
(h)   From the date of this Agreement through the earlier of the termination of this Agreement or Completion, Parent shall not, and shall cause its Subsidiaries and Affiliates not to, acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity interests in, or by any other manner outside the ordinary course of business, any Person that has an asset or program in clinical development or approved for narcolepsy or idiopathic hypersomnia and that would reasonably be expected to (i) materially delay or materially impede the receipt of any authorizations, consents, orders, declarations or approvals of any Governmental Entity necessary to close the Acquisition and the other transactions contemplated by this Agreement or (ii) materially delay the closing of the Acquisition and the other transactions contemplated by this Agreement.
Section 7.3   Directors’ and Officers’ Indemnification and Insurance.
(a)   For a period of not less than six (6) years from the Effective Date, Parent shall cause the Company or any applicable Subsidiary thereof (collectively, the “D&O Indemnifying Parties”), to the fullest extent each such D&O Indemnifying Party is so authorized or permitted by applicable Law, as now or hereafter in effect, to fulfill and honor in all respects the obligations of the Company to each person who is at the date hereof, was previously, or during the period from the date hereof through the date of the Effective Time, serving as a director or officer of the Company or any of its Subsidiaries, or at the request or for the benefit of the Company or any of its Subsidiaries as a director, trustee or officer of any other entity or any benefit plan maintained by the Company or any of its Subsidiaries (collectively, the “D&O Indemnified Parties”) pursuant to (i) each indemnification agreement in effect between the Company and/or any of its Subsidiaries and any D&O Indemnified Party as of the date thereof and set forth on Section 7.3(a) of the Company Disclosure Schedule and (ii) all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions contained in the Organizational Documents of the Company (as in effect on the date of this Agreement).
(b)   For a period of not less than six (6) years from the Effective Date, Parent shall cause the Organizational Documents of the Company to contain provisions no less favorable with respect to indemnification, advancement of expenses and limitations on liability of directors and officers than are set forth in the Organizational Documents of the Company as of the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of at least six (6) years from the Effective Date in any manner that would adversely affect the rights thereunder of any D&O Indemnified Party, unless any modification or amendment is required by applicable Law (but then only to the extent required by applicable Law). At the Company’s option and expense, prior to the Effective Time, the Company may purchase (and pay in full the aggregate premium for) a six (6)-year prepaid “tail” insurance policy (which policy by its express terms shall survive the Acquisition) of at least the same coverage and amounts and containing terms and conditions that are no less favorable to the directors and officers of the Company or any of its Subsidiaries as the Company’s and its Subsidiaries’ existing directors’ and officers’ insurance policy or policies with a claims period of six (6) years from the Effective Time for claims arising from facts, acts, events or omissions that occurred on or prior to the Effective Time; provided, that the premium for such tail policy shall not exceed two hundred and fifty percent (250%) of the annual amount currently paid by the Company and its Subsidiaries for such insurance.
(c)   If Parent or the Company or any of their respective successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving company, partnership or other Person of such consolidation or merger or (ii) liquidates, dissolves or winds-up, or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Company, as applicable, assume the obligations set forth in this Section 7.3.
(d)   The provisions of this Section 7.3 are intended to be for the express benefit of, and shall be enforceable by, each D&O Indemnified Party (who are intended to be third party beneficiaries of this Section 7.3), his or her heirs and his or her personal Representatives, shall be binding on all successors and assigns of Parent, and following the Effective Time, the Company. The exculpation and indemnification provided for by this Section 7.3 shall not be deemed to be exclusive of any other rights to which a D&O Indemnified Party is entitled, pursuant to applicable Law or Contract made available to Parent prior to the date hereof.
Section 7.4   Employment and Benefit Matters.
(a)   From the date of Completion through the earlier of (x) the first (1st) anniversary of the Effective Time, and (y) the termination of the relevant Company Employee (the “Benefits Continuation Period”), Parent shall provide(or cause its Subsidiaries to provide), to each Company Employee (i) an annual base salary or base wage rate (as applicable) and target annual cash bonus opportunity or target cash commissions opportunity that are no less favorable, in the aggregate, than the annual base salary or base wage rate applicable, and target annual cash bonus opportunity or target cash commissions opportunity in effect immediately prior to the Effective Time (provided that each Company Employee’s annual base salary or base wage rate (as applicable) shall also independently be no less than 95% of the annual base salary or base wage rate (as applicable) in effect immediately prior to the Effective Time) and (ii) employee pension and welfare benefits that are, in the aggregate, no less favorable than the employee pension and welfare benefits provided to similarly situated employees of Parent; provided, that for purposes of determining whether such employee benefits are no less favorable in the aggregate, any defined benefit pension plan benefits, nonqualified deferred compensation, subsidized retiree health or welfare benefits, post-termination health or welfare benefits, and retention or change in control payments or awards shall not be taken into account.
(b)   For purposes of vesting, eligibility to participate and determining level of benefits under the employee benefit plans of Parent providing benefits to any Company Employees (the “New Plans”), each Company Employee shall be credited with his or her years of service with the Company Group and its predecessors before the Effective Time, to the same extent and for the same purpose as such Company Employee was entitled, before the Effective Time, to credit for such service under the corresponding Company Benefit Plan in which such Company Employee participated or was eligible to participate immediately prior to the Effective Time; provided, that the foregoing shall not apply with respect to (i) any defined benefit pension plan or any retiree or post-termination health or welfare benefits, (ii) any benefit plan that is frozen or for which participation is limited to a grandfathered population, (iii) any equity-based compensation arrangements or (iv) to the extent that its application would result in a duplication of benefits or compensation with respect to the same period of service, and provided, further, that such service shall only be credited to the extent service with Parent is credited for similarly situated employees of the Parent

Group under the New Plans. In addition, and without limiting the generality of the foregoing, (A) each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing comparable coverage under a Company Benefit Plan in which such Company Employee had already satisfied any such waiting period and participated immediately before the Effective Time (such plans, collectively, the “Old Plans”) and (B) for purposes of each New Plan providing medical, dental, pharmaceutical, vision or disability benefits to any Company Employee, Parent shall use its reasonable best efforts to cause (1) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the New Plans, was subject to such conditions under the comparable Old Plans and (2) any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
(c)   Parent hereby acknowledges that a “change of control” (or similar phrase) within the meaning of any Company Benefit Plan will occur at or prior to the Effective Time, as applicable.
(d)   The Company shall use commercially reasonably efforts to coordinate in advance with Parent between the date of this Agreement and the Effective Time regarding any communication with any Company Employee relating to compensation or benefits to be provided subsequent to the Effective Time, and any such communication shall be subject to Parent’s prior reasonable review and comment.
(e)   Nothing contained in this Section 7.4 (whether express or implied) shall (i) create or confer any rights, remedies or claims upon any employee of the Company or any of its Affiliates or any right of employment or engagement or continued employment or engagement or any particular term or condition of employment or engagement for any Company Employee or any other Person, (ii) be considered or deemed to establish, amend, or modify any Company Benefit Plan or any other benefit or compensation plan, program, policy, agreement, arrangement or Contract, (iii) prohibit or limit the ability of Parent or any of its Affiliates to amend, modify or terminate any benefit or compensation plan, program, policy, agreement, arrangement, or contract at any time assumed, established, sponsored or maintained by any of them or (iv) confer any rights or benefits (including any third-party beneficiary rights) on any Person other than the Parties.
Section 7.5   Stock Exchange Delisting.   Prior to the Effective Time, each of the Parties shall cooperate with the other Party in taking, or causing to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under applicable Laws and rules and policies of Nasdaq to enable the de-listing of Company Shares from Nasdaq and the deregistration of Company Shares and other securities of the Company under the Exchange Act as promptly as practicable after the Effective Time; provided, that such delisting and deregistration shall not be effective until after the Effective Time.
Section 7.6   Financing.
(a)   From and after the date hereof until the earlier of the Completion or the termination of this Agreement pursuant to and in accordance with Article IX, in a timely manner so as not to delay the Completion, Parent shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable to consummate, no later than the date the Completion is required to occur pursuant to this Agreement, the Financing on the terms set forth in the Debt Agreement and (ii) satisfy or cause to be satisfied (or waived) on a timely basis all conditions to funding described in the Debt Agreement. Parent shall not, without the prior written consent of the Company, agree to, or permit, any amendment, restatement, amendment and restatement, replacement, supplement, or other modification of, or waiver or consent under, any provision of the Debt Agreement that would (i) reasonably be expected to adversely affect the occurrence of Completion, (ii) reduce the aggregate amount of the Financing below the amount required at Completion, (iii) impose new or additional conditions precedent to the funding of the Financing or expand upon any existing conditions precedent to the funding of the Financing described in the Debt Agreement that would make the funding of the Financing less likely to occur in any material respect or (iv) affect the ability of Parent to enforce its rights against the other parties to the Debt Agreement. Upon the Company’s written request, Parent shall deliver to the Company copies of any amendment, restatement, amendment and restatement, replacement, supplement, modification, waiver or consent with respect to the Debt Agreement promptly following the effectiveness thereof.
(b)   In the event any portion of the Financing contemplated by the Debt Agreement becomes unavailable regardless of the reason therefor (as determined by Parent in its reasonable discretion), (i) Parent shall notify the Company in writing of such unavailability and the reason therefor and (ii) Parent shall use its reasonable best efforts, and shall cause each of its Subsidiaries to use their reasonable best efforts, to obtain as promptly as practicable following the occurrence of such event, alternative debt financing for any such portion from alternative sources (the “Alternative Financing”) in an amount sufficient, when taken together with cash of Parent and its Subsidiaries and the other sources of funds immediately available to Parent at the Completion to pay the Financing Amounts and on terms and conditions that, in respect of certainty of funding, either (x) are equivalent to (or more favorable to Parent than) the conditions set forth in the Debt Agreement or (y) would not be expected to prevent, delay or impede Completion. Upon the Company’s written request, Parent shall deliver to the Company true, correct and complete copies of all contracts pursuant to which any alternative financing source shall have committed to provide any portion of the Alternative Financing promptly following the effectiveness thereof (with any fee letters or “flex” rights redacted in a customary manner as described in Section 6.2(A)(e)(ii)). In addition to the foregoing, the Parent may also obtain Alternative Financing at its sole discretion which replaces the Financing, so long as the Parent is able to give the representations set forth in Section 6.2(A)(e) with respect to such Alternative Financing as at the date such Alternative Financing becomes effective (with references to “date hereof,” the “Financing,” “Financing Sources” and “Debt Agreement” (and other like terms) in that section deemed to have been replaced with references to the date such Alternative Financing, the commitments thereunder and the agreements with respect thereto becomes effective).
(c)   Parent shall provide the Company prompt written notice (i) of any expiration or termination of, or any material breach, default or violation by any party to, the Debt Agreement and (ii) of the receipt by Parent of any notice or other communication, in each case from any Financing Source with respect to any (x) material breach, default, violation, termination or repudiation by any party to the Debt Agreement or (y) material dispute or disagreement between or among Parent, on the one hand, and the Financing Sources, on the other hand, including any dispute or disagreement with respect to the obligation to fund the Financing or the amount of the Financing to be funded at Completion. To the extent requested in writing by the Company from time to time, Parent shall promptly provide the Company with updates on a reasonably current basis on the status of the Financing. Parent shall, to the extent not publicly filed, provide copies of all executed credit agreements and indentures and any amendments, modifications, replacements or waivers relating to the Financing or any Indebtedness that is a takeout to the Financing (or notice that such documents have been publicly filed).
(d)   Notwithstanding anything contained in this Agreement to the contrary, Parent expressly acknowledges and agrees that its obligations under this Agreement, including its obligations to consummate the Completion, are not conditioned in any manner upon Parent obtaining the Financing or any other financing. To the extent Parent obtains Alternative Financing pursuant to Section 7.6(b) or amends, replaces, supplements, modifies or waives any of the Financing, references to the “Financing,” “Financing Sources” and “Debt Agreement” (and other like terms in this Agreement) shall be deemed to refer to such Alternative Financing, the commitments thereunder and the agreements with respect thereto, or the Financing as so amended, replaced, supplemented, modified or waived.
Section 7.7   Financing Cooperation.
(a)   Until the earlier of the Completion and the termination of this Agreement pursuant to and in accordance with Article IX, the Company shall use its reasonable best efforts, and shall cause each of its Subsidiaries to use its reasonable best efforts, and shall use its reasonable best efforts to cause its and their respective officers, employees and advisors and other Representatives, including legal and accounting advisors, to provide to Parent and its Subsidiaries such assistance as may be reasonably requested by Parent that is customary in connection with the offering, arranging, obtaining, syndication, consummation, issuance or sale of the Financing, including with respect to:

(i)   participating in and assisting with the due diligence, syndication or other marketing of the Financing, including with respect to (A) the participation by members of management of the Company with appropriate seniority in a reasonable number of meetings, presentations, road shows, drafting sessions, due diligence sessions and sessions with prospective lenders, investors and rating agencies, at times and at locations reasonably acceptable to the Company and upon reasonable notice, (B) assisting with Parent’s preparation of customary materials for registration statements, offering documents, private placement memoranda, bank information memoranda, prospectuses, rating agency presentations, syndication documents and other syndication materials, including information memoranda, lender and investor presentations, bank books and other marketing documents and similar documents required in connection with any portion of the Financing (collectively, “Marketing Material”) and due diligence sessions related thereto, (C) delivering and consenting to the inclusion or incorporation in any SEC filing related to the Financing of the historical audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference into the Company SEC Documents (the “Historical Financial Statements”) and (D) delivering customary authorization letters, management representation letters, confirmations, and undertakings in connection with the Marketing Material (in each case, as applicable, subject to customary confidentiality provisions and disclaimers);
(ii)   timely furnishing Parent and its Financing Sources with historical financial and other customary information (collectively, the “Financing Information”) with respect to the Company and its Subsidiaries as is reasonably requested by Parent or its Financing Sources and customarily required in Marketing Material for Financings of the applicable type, including all Historical Financial Statements and other customary information with respect to the Company and its Subsidiaries (A) of the type that would be required by Regulation S-X and Regulation S-K under the Securities Act if the Financing were incurred by Parent and registered on Form S-3 under the Securities Act, including audit reports of annual financial statements to the extent so required (which audit reports shall not be subject to any “going concern” qualifications), or (B) reasonably necessary to permit Parent to prepare pro forma financial statements in accordance with Regulation S-X in order to comply with Parent’s obligations under the Exchange Act and the rules and regulations thereunder or as customary for Financings of the applicable type;
(iii)   providing to Parent’s legal counsel and its independent auditors such customary documents and other customary information relating to the Company and its Subsidiaries as may be reasonably requested in connection with their delivery of any customary negative assurance opinions and customary comfort letters relating to the Financing;
(iv)   causing the Company’s independent auditors to provide customary cooperation with respect to the Financing, including by using reasonable best efforts to cause the Company’s independent auditors to provide customary comfort letters (including “negative assurance” comfort, if customary and appropriate) in connection with any capital markets transaction comprising a part of the Financing or contemplated as part of any refinancing of the Financing, including at the time of pricing and closing, to the applicable Financing Sources, and by providing customary representation letters to the extent required by such independent auditor in connection with the foregoing;
(v)   obtaining the consents of the Company’s independent auditors to use their audit reports on the audited Historical Financial Statements of the Company and to references to such independent auditors as experts in any Marketing Material and registration statements and related government filings filed or used in connection with the Financing;
(vi)   obtaining the Company’s independent auditors’ customary assistance with the due diligence activities of the Financing Sources;
(vii)   causing the Financing to benefit from the existing lender relationships of the Company and its Subsidiaries;
(viii)   cooperating with internal and external counsel of Parent in connection with providing customary back-up certificates and factual information regarding any legal opinion that such counsel may be required to deliver in connection with the Financing;

(ix)   providing documents reasonably requested by Parent or the Financing Sources relating to the repayment or refinancing of any indebtedness for borrowed money of the Company or any of its Subsidiaries to be repaid or refinanced on the Completion Date and the release of related Liens or guarantees (if any) effected thereby, including customary payoff letters delivered to Parent in draft form at least four (4) Business Days prior to the Completion Date and in executed form at least one (1) Business Day prior to the Completion Date and (to the extent required) evidence that notice of any such repayment has been timely delivered to the holders of such indebtedness or waived by the requisite holders, in each case in accordance with the terms of the definitive documents governing such indebtedness (provided that any such notice or payoff letter may be expressly conditioned on the Completion);
(x)   procuring consents to the reasonable use of all of the Company’s logos in connection with the Financing (provided, that such logos are used solely in a manner that is not intended to and is not reasonably likely to harm or disparage the Company or its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries);
(xi)   providing at least four (4) Business Days in advance of the Completion Date such documentation and other information about the Company and its Subsidiaries as is reasonably requested in writing by Parent at least nine (9) Business Days in advance of the Completion Date in connection with the Financing that relates to applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT ACT; and
(xii)   assisting with the preparation of and entry into (as of the Completion Date) definitive Financing agreements (including review of any disclosure schedules related thereto for completeness and accuracy) including credit agreements, note purchase agreements, indentures, schedules, exhibits, guarantees, pledge and security documents, perfection certificates, customary officers’ certificates and corporate resolutions, as applicable.
In addition, in connection with any marketing efforts of the Parent Parties’ Financing, the Parent may reasonably request the Company to file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to any member of the Company Group, which Parent, in consultation with the Financing Sources and upon the advice of outside counsel, reasonably determines is necessary to include in a registration statement, customary offering memorandum or other offering document for the Financing (each an “Offering Document”) in order to (i) correct any untrue statement of a material fact or an omission of a material fact necessary in order to make the statements therein not misleading or (ii) to cause such Offering Document to comply with the requirements of the Securities Act. The Company shall consider such request promptly, and if the Company approves of such request (such approval not be unreasonably withheld), then the Company shall promptly file such Current Report on Form 8-K in a form reasonably satisfactory to the Company. Notwithstanding anything to the contrary in this Section 7.7, the Company shall not be obligated to effect any such filing of a Current Report on Form 8-K pursuant to this Section 7.7 if in the good faith judgment of the Company Board it would be detrimental to the Company and its shareholders for such Current Report on Form 8-K to be filed at such time or in the near future, in which case the Company shall not be obligated to file such Current Report on Form 8-K.
Notwithstanding anything to the contrary in this Section 7.7(a), (A) none of the Company nor any of its Subsidiaries shall be required to take or permit the taking of any action pursuant to this Section 7.7(a) to (i) pay any commitment or other fee or incur any liability (other than third-party costs and expenses that are to be promptly reimbursed by Parent upon request by the Company pursuant to Section 7.7(b)), (ii) execute or deliver any definitive financing documents or any other agreement, certificate, document or instrument, or agree to any change to or modification of any existing agreement, certificate, document or instrument, in each case that would be effective prior to the Completion Date or would be effective if the Completion does not occur (except (x) customary officers’ certificates relating to the execution thereof that would not conflict with applicable Law and would be accurate in light of the facts and circumstances at the time delivered and (y) the authorization letters and management representation letters delivered pursuant to the clause (i)(D) above), (iii) provide access to or disclose information that the Company or any of its Subsidiaries reasonably determines would jeopardize any attorney-client privilege of the Company or any of its Subsidiaries (provided, that the Company shall, and shall cause its Subsidiaries to, use their respective reasonable best efforts to cause any such information to be disclosed in a manner that would not result in the loss of any such privilege), (iv) deliver or cause its Representatives to deliver any legal opinion, (v) be an issuer or other obligor with respect to the Financing that is effective prior to the Completion or (vi) prepare any pro forma financial information or projections, (B) none of the Company Board, officers of the Company, or directors and officers of the Subsidiaries of the Company shall be required to adopt resolutions or consents approving the agreements, documents or instruments pursuant to which the Financing is obtained, and (C) neither the Company nor any of its Subsidiaries shall be required to take or permit the taking of any action that would (i) interfere unreasonably with the business or operations of the Company or its Subsidiaries, (ii) cause any representation or warranty in this Agreement to be breached by the Company or any of its Subsidiaries (unless waived by Parent), (iii) cause any director, officer or employee or shareholder of the Company or any of its Subsidiaries to incur any personal liability, (iv) result in a material violation or breach of, or a default under, any material Contract to which the Company or any of its Subsidiaries is a party, the Organizational Documents of the Company or its Subsidiaries or any material applicable Law, (v) cause any covenant, representation or warranty in this Agreement to be breached or condition to this Agreement to fail to be satisfied or (vi) deliver any certificate that it reasonably believes in good faith contains any untrue certifications. Parent shall cause all non-public or other confidential information provided by or on behalf of the Company or any of its Subsidiaries or Representatives pursuant to this Section 7.7 to be kept confidential in accordance with the Confidentiality Agreement; provided, that the Company acknowledges and agrees that the confidentiality undertakings that will be obtained in connection with syndication of the Financing will be in a form customary for use in the syndication of acquisition-related debt during a takeover offer period in compliance with the requirements of the Panel and the Takeover Rules.
(b)   If the Completion does not occur and following the valid termination of this Agreement in accordance with its terms, Parent shall reimburse the Company promptly upon written demand for all reasonable and documented third-party out-of-pocket costs and expenses (including reasonable attorneys’ fees) actually incurred by the Company Group in connection with its obligations under this Section 7.7 (and, for the avoidance of doubt, if Completion does occur, such costs and expenses may be paid by the Company or Parent at or following Completion) provided that the Company Group (and not Parent) shall be responsible for any amounts that would otherwise have been incurred in the absence of the financing cooperation contemplated by this Section 7.7, and shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, expenses (including attorneys’ fees), interest, judgments and penalties suffered or incurred by them, in connection with this Section 7.7 (other than to the extent resulting from (x) information provided by the Company or its Subsidiaries in writing in accordance with the terms hereof to the extent such information, as provided, is inaccurate or misleading or (y) the Company’s or its Subsidiaries’ or Representatives’ willful misconduct or gross negligence, as determined by a final non-appealable judgment of a court of competent jurisdiction), in each case whether or not the Completion is consummated or this Agreement is terminated.
Section 7.8   Transaction Litigation.   Subject to the last sentence of this Section 7.8, the Company shall promptly notify Parent of any stockholder Actions (including class actions or derivative claims) commenced against it, its Subsidiaries or its or its Subsidiaries’ respective directors, officers or Representatives relating to this Agreement or any of the transactions contemplated hereby or any matters relating hereto (collectively, “Transaction Litigation”) and shall keep Parent informed regarding any Transaction Litigation. Other than with respect to any Transaction Litigation where the Parties are adverse to each other, the Company shall reasonably cooperate with Parent in the defense or settlement of any Transaction Litigation, and shall give Parent the opportunity to consult with it regarding the defense and settlement of such Transaction Litigation and shall consider in good faith Parent’s advice with respect to such Transaction Litigation and the Company shall give Parent the opportunity to participate in, at Parent’s expense, the defense and settlement of such Transaction Litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise adversely affected). Prior to the Effective Time, other than with respect to Transaction Litigation where the Parties are adverse to each other, neither the Company nor any of its Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall notify Parent promptly of the commencement or written threat of any Transaction Litigation of which it has received notice or become aware and shall keep Parent reasonably informed regarding any such Transaction Litigation. Notwithstanding anything to the contrary in this Section 7.8, in the event of any conflict with any other covenant or agreement contained in Section 7.2 that expressly addresses the subject matter of this Section 7.8, Section 7.2 shall govern and control.
Section 7.9   State Takeover Statutes.   Each of Parent and the Company shall (a) take all action necessary so that no “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transaction” or “business combination” statute or regulation or other similar state anti-takeover Law, or any similar provision of the Organizational Documents of the Company or the Organizational Documents of Parent, as applicable, is or becomes applicable to the Scheme, the Acquisition or any of the other transactions contemplated hereby and (b) if any such Law or provision is or becomes applicable to the CVR Agreement, the Scheme, the Acquisition or any other transactions contemplated hereby, cooperate and grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such Law on the CVR Agreement, the Scheme, the Acquisition or the other transactions contemplated hereby.
Section 7.10   CVR Agreement.   At or prior to the Effective Time, Parent shall authorize and duly adopt, execute and deliver, and will ensure that a duly qualified Rights Agent executes and delivers, the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent; provided, that such revisions are not, individually or in the aggregate, detrimental or adverse, taken as a whole, to any holder of a CVR. Parent and the Company shall reasonably cooperate, including by making any changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act, any applicable state securities or “blue sky” laws or any applicable foreign securities laws.
ARTICLE VIII
COMPLETION OF ACQUISITION AND MERGER
Section 8.1   Completion.
(a)   Completion Date.   Completion shall take place at 9:00 a.m., New York City time, on a date to be selected by Parent in consultation with the Company as promptly as reasonably practicable following, but not later than the third (3rd) Business Day (or such shorter period of time as remains before 5:00 p.m., New York City time, on the End Date) after, the satisfaction or, in the sole discretion of the applicable Party, waiver (where applicable) of all of the Conditions (“Completion Date”) (other than those Conditions that by their nature are to be satisfied at the Completion Date, but subject to the satisfaction or waiver of such Conditions at the Completion Date) with the exception of Condition 2.4 (but subject (where applicable) to the satisfaction or waiver (where applicable) of such Condition) or at such other date or time as may be mutually agreed to by Parent and the Company in writing, it being agreed that, only if reasonably practicable, Completion shall take place on the date that Condition 2.3 is satisfied. Completion shall take place at such place as may be mutually agreed to by Parent and the Company.
(b)   On or prior to Completion, the Company shall cause a meeting of the Company Board (or a duly authorized committee thereof) to be held at which resolutions are passed (conditional on registration of the Court Order with the Registrar of Companies occurring and effective as of the Effective Time) approving:
(i)   the removal of the directors of the Company as Parent shall determine;
(ii)   the appointment of such persons as Parent may nominate as the directors of the Company; and
(iii)   the registration of the transfer to Parent (or its nominee(s)) in accordance with the Scheme of the relevant Company Shares.
(c)   On or substantially concurrently with the Completion and subject to and in accordance with the terms and conditions of the Scheme:
(i)   in respect of each Company Share subject to the Scheme (for the avoidance of doubt, excluding any Company Shares held by Parent or any Concert Parties of Parent), Parent shall pay, or cause to be paid (or deliver, or cause to be delivered in the case of the CVR Consideration), the Scheme

Consideration, net of applicable withholding Taxes and without interest, on the terms and subject to the conditions set forth in this Agreement and the CVR Agreement;
(ii)   the Company shall deliver to Parent:
(A)   a certified copy of the resolutions referred to in Section 8.1(b); and
(B)   letters of resignation from the directors that are removed from the Company in accordance with Section 8.1(b)(i) (each such letter to contain an acknowledgement that such resignation is without any claim or right of action of any nature whatsoever outstanding against the Company or the Company Group or any of their officers or employees for breach of contract, compensation for loss of office, redundancy or unfair dismissal or on any other grounds whatsoever in respect of the removal); and
(iii)   the Company shall cause an office copy of the Court Order to be delivered to the Companies Registration Office and use all reasonable endeavors to obtain from the Registrar of Companies a receipt in respect of the delivery of such Court Order and shall cause a copy of such receipt to be provided to Parent immediately following the Company’s receipt thereof.
Section 8.2   Payment of Consideration.
(a)   Payment.   Within fourteen (14) days following the Effective Date, in respect of each Company Share subject to the Scheme (excluding Company Shares held by current or former employees of the Company Group that are subject to unvested Company Restricted Stock Awards as of immediately prior to the Effective Time), Parent shall pay, or cause to be paid, in respect of each holder of Company Shares at the Scheme Record Time, the Scheme Consideration in accordance with the terms and conditions of the Scheme.
(b)   Payroll.   As soon as reasonably practicable after the Completion (but no later than ten (10) Business Days after the Effective Time), Parent shall, or shall cause its Subsidiaries or the Company to, pay through payroll the aggregate Option Cash Consideration, Performance Option Cash Consideration, and Cash Consideration payable with respect to Company Equity Awards held by current or former employees of any member of the Company Group (net of withholding Taxes required to be deducted and withheld by applicable Laws); provided, however, that to the extent the holder of a Company Equity Award is not, and was not at any time during the vesting period of the Company Equity Award, an employee of the Company Group for employment tax purposes, Parent shall pay, or cause to be paid, the Option Cash Consideration and Cash Consideration payable pursuant to Section 4.1 with respect to such Company Equity Award in the manner described in Section 8.2(a).
(c)   Withholding.   Notwithstanding anything herein to the contrary, each of Parent, the Company and their respective Affiliates shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement to any Person such amounts as Parent, the Company or such Affiliate is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or non-U.S. Tax Law. To the extent that amounts are so deducted and withheld and timely paid over to the appropriate Tax Authority, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.
ARTICLE IX
TERMINATION
Section 9.1   Termination.
(a)   This Agreement may be terminated and the Acquisition and the other transactions contemplated hereby may be abandoned at any time prior to the Effective Time, in the case of:

(i)   by either the Company or Parent:
(A)   if the Court Meeting or the EGM shall have been completed and the Court Meeting Resolution or the Required EGM Resolutions, as applicable, shall not have been approved by the requisite majorities (a “Non-Approval Termination”);
(B)   if the Effective Time shall not have occurred by 5:00 p.m., New York City time, on the End Date; provided, that the right to terminate this Agreement pursuant to this Section 9.1(a)(i)(B) shall not be available to a Party whose breach of any provision of this Agreement shall have been the primary cause of the failure of the Effective Time to have occurred by such time;
(C)   if the Acquisition is implemented by way of the Scheme, the High Court shall decline or refuse to sanction the Scheme, unless both Parties agree in writing within thirty (30) days of such decision that the decision of the High Court shall be appealed (it being agreed that the Company shall make such an appeal if requested to do so in writing by Parent and the respective counsels appointed by Parent and by the Company agree that doing so is a reasonable course of action); or
(D)   if there shall be in effect any applicable Law or final and non-appealable Order issued, promulgated, made, rendered or entered into by any Governmental Entity of competent jurisdiction, that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Acquisition; provided that such right to terminate this Agreement shall not be available to any Party whose material breach of any provision of this Agreement shall have been the primary cause of such Law, order, writ, decree, judgment or injunction;
(ii)   by the Company:
(A)   if Parent shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set forth in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of Condition 5.2 or 5.3 as applicable and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) thirty (30) days following written notice by the Company thereof (a “Parent Breach Termination”); or
(B)   prior to obtaining the Company Shareholder Approval, if (1) in accordance with Section 5.2, the Company Board shall have authorized the Company to terminate this Agreement under this Section 9.1(a)(ii)(B) in response to a Company Superior Proposal and (2) substantially concurrently with such termination, a definitive agreement providing for the consummation of the transactions contemplated by such Company Superior Proposal is duly executed and delivered by all parties thereto and, prior to or substantially concurrently with such termination, the Company pays Parent the applicable Reimbursement Amounts in accordance with this Agreement (it being understood that, without limiting the Company’s obligations under Section 9.2(a) of this Agreement, only such costs and expenses accrued prior to such termination and for which Parent submits to the Company in writing a request for such amounts and written invoices or written documentation supporting such request in accordance with the provisions of Section 9.2 of the Agreement shall be due substantially concurrently with such termination (with respect to such written requests submitted prior to the termination) or within seven (7) Business Days following the submission of such amounts by Parent to the Company (with respect to such written requests submitted after the termination), subject at all times to the Cap) (a “Superior Proposal Termination”);
(iii)   by Parent:
(A)   if the Company shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set forth in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of Condition 4.2 or 4.3 as applicable and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) thirty (30) days following written notice by Parent thereof (a “Company Breach Termination”); or

(B)   if, prior to the receipt of the Company Shareholder Approval, a Company Board Change of Recommendation shall have occurred (a “Change of Recommendation Termination”); and
(iv)   by mutual written consent of the Company and Parent, subject to the consent of the Panel (if required).
(b)   The valid termination of this Agreement pursuant to and in accordance with Section 9.1(a) (1) shall not give rise to any liability of the Parties except as provided in the proviso to Section 9.1(c) and in Section 9.2 and (2) the provisions set forth in this Article IX (other than Section 9.1(a)) and Article X (other than Section 10.1 and Section 10.2) of this Agreement shall survive, and continue in full force and effect, notwithstanding its termination.
(c)   Subject to the proviso in this Section 9.1(c), upon valid termination of this Agreement pursuant to and in accordance with this Article IX, neither Party nor any of its Affiliates or its and their Representatives or shareholders shall have any liability in connection with this Agreement or the transactions contemplated hereby (including the Acquisition), other than the obligation of the Company (if applicable) to reimburse Parent for the Reimbursement Amount, subject to the Cap; provided, however, that nothing herein shall release any Party from liability (including any monetary damages or other appropriate remedy) for Willful Breach or for fraud or as provided for in the Confidentiality Agreement.
Section 9.2   Certain Effects of Termination.
(a)   In the event of a Parent Payment Event, the Company shall reimburse Parent for the Reimbursement Amount, subject to the Cap (the “Reimbursement Payment”), in immediately available funds within seven (7) Business Days following the Company’s receipt of invoices or written documentation supporting Parent’s request for a Reimbursement Payment. The Reimbursement Amount will be exclusive of any VAT but shall include any Irrecoverable VAT incurred by Parent or its Subsidiaries.
(b)   ”Parent Payment Event” means where the Parties have issued the Rule 2.7 Announcement and this Agreement is terminated in accordance with Section 9.1(a):
(i)   by Parent pursuant to a Change of Recommendation Termination;
(ii)   by the Company pursuant to a Superior Proposal Termination; or
(iii)   all of the following occur:
(A)   this Agreement is terminated (x) by Parent pursuant to a Company Breach Termination as a result of a material breach or failure to perform any covenant or agreement in this Agreement described in Section 9.1(a)(iii)(A) that (except with respect to a breach of Section 5.2) first occurred following the making of a Company Alternative Proposal referenced in the following clause (B) or (y) by Parent or the Company pursuant to a Non-Approval Termination pursuant to Section 9.1(a)(i)(A), but if such termination is by the Company at such time Parent would be permitted to terminate this Agreement;
(B)   prior to the date of such termination, a Company Alternative Proposal was publicly disclosed or announced and not withdrawn (or, in the case of a Company Breach Termination as a result of a material breach or failure to perform any covenant or agreement in this Agreement, was made publicly or privately to the Company Board), or any Person shall have publicly announced an intention (whether or not conditional) to make a Company Alternative Proposal that has not been withdrawn at least three (3) Business Days prior to the EGM; and
(C)   (x) a Company Alternative Proposal is consummated within twelve (12) months after such termination or (y) a definitive agreement providing for a Company Alternative Proposal is entered into within twelve (12) months after such termination and is subsequently consummated (it being understood that, for purposes of this Section 9.2(b)(iii)(C) references to “20%” in the definition of Company Alternative Proposal shall be deemed to refer to “50%”).

(c)   VAT.
(i)   VAT on the Reimbursement Payment.   Parent and the Company consider that any amounts payable under this Section 9.2 do not represent consideration for a taxable supply for VAT purposes and agree to use all reasonable efforts to secure that any Reimbursement Payment should not represent consideration for a taxable supply for VAT purposes (including not taking any contrary position in any Tax filing or return or in any correspondence with any Tax Authority). If and to the extent that any relevant Tax Authority determines that any Reimbursement Payment is consideration for a taxable supply made to the Company and that the Company (or any member of a VAT Group of which the Company is a member) of Parent is liable to account to a Tax Authority for VAT in respect of such supply, then:
(A)    the Reimbursement Payment shall be deemed to be exclusive of any such applicable VAT and any such VAT shall be due and payable by the Company (or any member of a VAT Group of which the Company is a member) in addition to the Reimbursement Payment to Parent (where Parent is liable to account to a Tax Authority for the VAT) immediately upon receipt of a valid VAT invoice;
(B)   to the extent that the VAT is Irrecoverable VAT for the Company (or any member of a VAT Group of which the Company is a member) the sum of the total amount payable by the Company by way of any Reimbursement Payment, together with any Irrecoverable VAT arising in respect of the supply for which the Reimbursement Payment is consideration (“Company Irrecoverable VAT”), shall not exceed the Cap and the total amount of the Reimbursement Payment shall be reduced to ensure such;
(C)   to the extent that the Company has already paid amounts in respect of any Reimbursement Payment the sum of which, when combined with any Company Irrecoverable VAT, exceeds the Cap, Parent shall repay to the Company, by way of a reduction in the amount of the Reimbursement Payment, an amount necessary to ensure that the sum of the total remaining Reimbursement Payment combined with any Company Irrecoverable VAT arising in connection with such does not exceed the Cap; and
(D)   the Company shall (and shall procure that any applicable member of the Company Group shall) accommodate any reasonable action that Parent requests, in writing and without delay, to avoid, dispute, defend, resist, appeal or compromise any determination of a Tax Authority that any Reimbursement Payment is consideration for a taxable supply for VAT purposes or that all or any part of such VAT is Irrecoverable VAT.
(d)   Recovered VAT.   If the Reimbursement Payment is reduced in accordance with Section 9.2(c)(i)(B) or (C) and the Company (or any member of a VAT Group of which the Company is a member) subsequently becomes entitled to recover all, or any part, of the Company Irrecoverable VAT amount as originally applied to the calculation in accordance with Section 9.2(c)(i)(B) or (C) whether by way of credit or refund from the relevant Tax Authority, the Company shall notify Parent without delay and the Reimbursement Payment shall be increased to reflect the correct amount of Company Irrecoverable VAT subject to a maximum of the original Reimbursement Payment. However, the increase of the Reimbursement Payment shall be subject to a maximum to ensure at all times that the sum of the total increased Reimbursement Payment combined with any remaining Company Irrecoverable VAT arising in connection with such does not exceed the Cap. Where there is an increase in the Reimbursement Payment in accordance with this Section 9.2(d), as soon as practicable (and, in any event, within five (5) Business Days of recovering whether by way of credit or refund any such VAT from the relevant Tax Authority), the Company (or the relevant member of a VAT Group of which the Company is a member) shall pay to Parent the appropriate amount by way of an increase in the Reimbursement Payment.

ARTICLE X
GENERAL
Section 10.1   Announcements.   Subject to the requirements of applicable Law or the applicable rules of any securities exchange or Governmental Entity (including the Panel), the Parties shall consult with each other as to the terms of, the timing of and the manner of publication of any formal public announcement which either Party may make primarily regarding the Acquisition, the Scheme or this Agreement. Parent and the Company shall each give the other a reasonable opportunity to review and comment upon any such public announcement and shall not issue any such public announcement prior to such consultation, except as may be required by applicable Law or the applicable rules of any securities exchange or Governmental Entity (including the Panel). For clarity, the provisions of this Section 10.1 do not apply to any announcement, document or publication in connection with a Company Alternative Proposal, Company Superior Proposal or a Company Board Change of Recommendation or any amendment to the terms of the Scheme proposed by Parent that would effect an increase in the Scheme Consideration whether before or after an Company Board Change of Recommendation. Notwithstanding the foregoing: (a) each Party may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to any officer or other employee, or individual who is an individual independent contractor, consultant or director, of or to any of the Company Group and make disclosures in Company SEC Documents, so long as such statements are consistent in tone and substance with previous press releases, public disclosures, public statements or statements to such Persons made jointly by the Parties (or individually, if approved by the other Party); and (b) a Party may, without the prior consent of the other Party hereto but subject to giving advance notice to the other Party, issue any such press release or make any such public announcement or statement as may be required by applicable Laws.
Section 10.2   Notices.
(a)   Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service) or hand delivery, or sent in writing (including email transmission), to the Party to be served as follows:
(i)   if to Parent, to:
Alkermes plc
Connaught House
1 Burlington Road
Dublin 4, Ireland, D04 C5Y6
Attention:
Secretary

Email:
[***]

with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:
James E. Langston; Chelsea N. Darnell

Email:
[***]

[***]
with a copy (which shall not constitute notice) to:
McCann FitzGerald
Riverside One, Sir John Rogerson’s Quay
Dublin 2, D02 X576, Ireland
Attention:
Stephen FitzSimons; Jack Kelly

Email:
[***]

[***]

(ii)   if to the Company, to:
Avadel Pharmaceuticals plc
Ten Earlsfort Terrace
Dublin 2, D02 T380, Ireland
Attention:
Greg Divis

Email:
[***]

with copy (which shall not constitute notice) to:
Goodwin Procter LLP
100 Northern Avenue
Boston, Massachusetts 02210
Attention:
Robert Puopolo; Blake Liggio; Caitlin Tompkins;
Stephanie Isaia

Email:
[***]

[***]
[***]
[***]
with copy (which shall not constitute notice) to:
Arthur Cox LLP
Ten Earlsfort Terrace
Dublin 2, D02 T380, Ireland
Attention:
Christopher McLaughlin; David Vos

Email:
[***]

[***]
or such other postal or email address as it may have notified to the other Party in writing in accordance with the provisions of this Section 10.2.
(iii)   All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (addressee’s local time) on a Business Day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.
Section 10.3   Assignment.   Neither Party shall assign all or any part of its rights or obligations under this Agreement without the prior written consent of the other Party; provided, that Parent may assign any or all of its rights and obligations hereunder, in whole or from time to time in part, to one or more of its Subsidiaries (provided, that the prior consent in writing has been obtained from the Panel in respect of each such assignment), but no such assignment shall relieve Parent of its obligations hereunder.
Section 10.4   Counterparts.   This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, e-mail or otherwise).
Section 10.5   Amendment.   No amendment of this Agreement shall be binding unless the same shall be evidenced in writing duly executed by each of the Parties, except that, following approval by the Company Shareholders, there shall be no amendment to the provisions hereof which by applicable Law would require further approval by the Company Shareholders without such further approval nor shall there be any amendment or change not permitted under applicable Law. Notwithstanding anything to the contrary herein, this Section 10.5, Section 10.13(c), Section 10.13(d), Section 10.14 and Section 10.15 (and any provision of this Agreement and definitions of defined terms used herein (including the definition of “Financing Source”) to the extent a modification, waiver, or termination of such provision would modify the substance of this Section 10.5, Section 10.13(c), Section 10.13(d), Section 10.14 or Section 10.15) may not be amended, supplemented, waived or otherwise modified in any manner adverse to the Financing Sources without the prior written consent of such Financing Sources party to any definitive agreement relating to the

Financing (it being expressly agreed that the Financing Sources in their capacities as such shall be third-party beneficiaries of this Section 10.5 and shall be entitled to the protections of the provisions contained in this Section 10.5 as if they were a party to this Agreement).
Section 10.6   Entire Agreement.   This Agreement, together with the Confidentiality Agreement, the Rule 2.7 Announcement, the CVR Agreement and any documents delivered by Parent and the Company in connection herewith (including the Company Disclosure Schedule), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between Parent and the Company with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall survive the execution and delivery of this Agreement.
Section 10.7   Inadequacy of Damages.   The Parties acknowledge and agree that irreparable harm would occur and that the Parties would not have any adequate remedy at Law (i) for any breach of any of the provisions of this Agreement or (ii) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that, except where this Agreement is validly terminated in accordance with Section 9.1, the Parties shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages, and each Party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. Subject to Section 9.1(c), the Parties further agree that (x) by seeking the remedies provided for in this Section 10.7, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (y) nothing contained in this Section 10.7 shall require any Party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 10.7 before exercising any termination right under Section 9.1 (and pursuing damages after such termination), nor shall the commencement of any action pursuant to this Section 10.7 or anything contained in this Section 10.7 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 9.1 or pursue any other remedies under this Agreement that may be available then or thereafter.
Section 10.8   Disclosure Schedule References and SEC Document References.
(a)   The Parties agree that each section or subsection of the Company Disclosure Schedule shall be deemed to qualify the corresponding section or subsection of this Agreement, irrespective of whether or not any particular section or subsection of this Agreement specifically refers to the Company Disclosure Schedule. The Parties further agree that (other than with respect to any items disclosed in Section 6.1(A)(k) of the Company Disclosure Schedule, for which an explicit reference in any other section shall be required in order to apply to such other section) disclosure of any item, matter or event in any particular section or subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection of the Company Disclosure Schedule to which the relevance of such disclosure would be reasonably apparent on its face, notwithstanding the omission of a cross-reference to such other section or subsections.
(b)   The Parties agree that in no event shall any disclosure contained in any part of any Company SEC Document or Parent SEC Document entitled “Risk Factors”, “Forward-Looking Statements”, “Cautionary Statement Regarding Forward-Looking Statements”, “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward Looking Statements” or any other disclosures in any Company SEC Document or Parent SEC Document that are cautionary, predictive or forward-looking in nature be deemed to be an exception to (or a disclosure for purposes of or otherwise qualify) any representations and warranties of any Party contained in this Agreement.
Section 10.9   Remedies and Waivers.   No delay or omission by either Party in exercising any right, power or remedy provided by Law or under this Agreement shall affect that right, power or remedy or operate as a waiver of it. The exercise or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

Section 10.10   Severability.
(a)   If any term, provision, covenant or condition of this Agreement or the Acquisition is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement or, as appropriate, the terms and conditions of this Agreement and the Acquisition, so as to effect the original intent of the Parties as closely as possible in an equitable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible in accordance with applicable Law.
(b)   If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction, that shall not affect or impair (i) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or (ii) the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement.
Section 10.11    No Partnership and No Agency.
(a)   Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, a partnership, association, joint venture or other co-operative entity between any of the Parties.
(b)   Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, either Party the agent of the other Party for any purpose. No Party has, pursuant to this Agreement, any authority or power to bind or to contract in the name of the other Party to this Agreement.
Section 10.12   Costs and Expenses.   Except as otherwise provided in this Agreement (including Section 7.7(b) hereof), all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense, except that (a) the Panel’s document review fees shall be borne by Parent, (b) the costs associated with the filing, printing, publication and proposing of the Rule 2.7 Announcement shall be borne one hundred percent (100%) by Parent, (c) the costs associated with the filing, printing, publication and proposing of the Scheme Document, Proxy Statement and any other materials required to be proposed to Company Shareholders pursuant to SEC rules, the Act or the Takeover Rules shall be borne one hundred percent (100%) by the Company, (d) the filing fees incurred in connection with notifications with any Governmental Entities under any Antitrust Laws, shall be borne one hundred percent (100%) by Parent and (e) the cost incurred in connection with soliciting proxies in connection with the Court Meeting and the EGM shall be borne one hundred percent (100%) by the Company.
Section 10.13   Governing Law and Jurisdiction.
(a)   This Agreement and all Actions based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the Laws of the State of Delaware; provided, however, that the Acquisition and the Scheme and matters related thereto (including matters related to the Takeover Rules) shall, to the extent required by the Laws of Ireland, and the interpretation of the duties of directors of the Company shall, be governed by, and construed in accordance with, the Laws of Ireland.
(b)   Each of the Parties irrevocably agrees that the state and federal courts sitting in the State of Delaware, and any appellate courts therefrom, are to have exclusive jurisdiction to settle any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts and waives, to the fullest extent permitted by Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Action in any such court. Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall therefore be brought in the state and federal courts sitting in the State of Delaware, and any appellate courts therefrom. Notwithstanding the foregoing, the Scheme and matters related to the sanction thereof shall be subject to the jurisdiction of the High Court and any appellate courts therefrom.

(c)   Notwithstanding anything in this Agreement to the contrary, each of the Parties, on behalf of itself, its Subsidiaries and its Affiliates, acknowledges and irrevocably agrees (i) that any Action (whether at Law, in equity, in contract, in tort or otherwise) arising out of, or in any way relating to, the Financing or the performance of services thereunder or related thereto against or by any Financing Source in its capacity as such shall be subject to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan, New York, New York, and any appellate court therefrom, and each Party hereto irrevocably submits for itself and its property with respect to any such Action to the exclusive jurisdiction of such courts, (ii) not to bring or support anyone else in bringing, or permit any of its Affiliates to bring or support anyone else in bringing, any such Action against or involving any of the Financing Sources in any other court, (iii) to irrevocably, knowingly, intentionally and voluntarily waive and hereby waive, to the fullest extent permitted by Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Action in any such court, (iv) that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, (v) that any such Action shall be governed by, and construed in accordance with, the Laws of the State of New York, (vi) that service of process in any such Action shall be effective if notice is given in accordance with Section 10.2 and (vii) that no Financing Sources shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature (it being expressly agreed that the Financing Sources in their capacities as such shall be third-party beneficiaries of this Section 10.13(c) and shall be entitled to enforce the provisions contained in this Section 10.13(c) as if they were a party to this Agreement).
(d)   EACH PARTY HERETO, ON BEHALF OF ITSELF, ITS SUBSIDIARIES AND ITS AFFILIATES, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE FINANCING, OR THE PERFORMANCE OF SERVICES THEREUNDER OR RELATED THERETO (INCLUDING ANY ACTION, PROCEEDING OR COUNTERCLAIM), INCLUDING IN ANY ACTION AGAINST OR BY ANY FINANCING SOURCE IN ITS CAPACITY AS SUCH, INCLUDING ANY ACTION DESCRIBED IN SECTION 10.13(C)(I) IN ANY SUCH COURT DESCRIBED IN SECTION 10.13(C) (IT BEING EXPRESSLY AGREED THAT THE FINANCING SOURCES IN THEIR CAPACITIES AS SUCH SHALL BE THIRD-PARTY BENEFICIARIES OF THIS SECTION 10.13(D) AND SHALL BE ENTITLED TO ENFORCE THE PROVISIONS CONTAINED IN THIS SECTION 10.13(D) AS IF THEY WERE A PARTY TO THIS AGREEMENT).
Section 10.14   Third-Party Beneficiaries.
Except to the extent:
(a)    As expressly provided in Section 7.3;
(b)   as expressly provided in Section 7.7(b);
(c)   as expressly provided in Section 10.5;
(d)   as expressly provided in Section 10.13(c);
(e)   as expressly provided in Section 10.13(d);
(f)   as expressly provided in this Section 10.14;
(g)   as expressly provided in Section 10.15;
(h)   following the Effective Time, the rights of holders of CVRs solely to the extent necessary to receive payment in accordance with the CVR Agreement; and
(i)   following the Effective Time, the provisions of Section 8.2 shall be enforceable by holders of Company Shares solely to the extent necessary to receive the Cash Consideration and the provisions of Section 4.1 shall be enforceable by holders of awards under Company Stock Plans to the extent necessary to receive the amounts to which such holders are entitled thereunder, this Agreement is not intended to confer upon any person other than the Company and Parent any rights or remedies under or by reason of this Agreement.
Section 10.15   Waiver of Claims Against Financing Sources.   Notwithstanding anything in this Agreement to the contrary and without limiting in any respect the liabilities of the Financing Sources to Parent or its Affiliates, or the remedies of Parent or its Affiliates against the Financing Sources under any other agreement to which they are both parties, none of the Financing Sources shall have any liability to the Parties or their Affiliates relating to or arising out of this Agreement or the Financing, whether at Law or equity, in contract, in tort or otherwise, and neither the Parties nor any of their Affiliates will have any rights or claims against the Financing Sources under this Agreement or the Financing. Notwithstanding anything herein to the contrary, in no event shall the Company or its Affiliates be entitled to seek the remedy of specific performance of this Agreement or any of the agreements entered into in connection with the Financing against any of the Financing Sources (it being expressly agreed that the Financing Sources in their capacities as such shall be third party beneficiaries of this Section 10.15 and shall be entitled to enforce the provisions contained in this Section 10.15 as if they were a party to this Agreement).
Section 10.16   Non Survival of Representations and Warranties.   The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the valid termination of this Agreement pursuant to and in accordance with Article IX, except that (i) Section 7.3 and Article VIII shall survive the Effective Time and (ii) Section 7.7(b), Section 9.2(b)-(d) and this Article X shall survive the valid termination of this Agreement pursuant to and in accordance with Article IX.

IN WITNESS whereof, the Parties have entered into this Agreement on the date specified above.
SIGNED for and on behalf of
AVADEL PHARMACEUTICALS PLC by its authorized signatory:
By:
/s/ Declan O’Connor

Name:
Declan O’Connor

Title:
Board Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS whereof, the Parties have entered into this Agreement on the date specified above.
SIGNED for and on behalf of
ALKERMES PLC by its authorized signatory:
By:
/s/ Gregory J. Divis

Name:
Gregory J. Divis

Title:
CEO

[Signature Page to Transaction Agreement]

Exhibit A
Form of CVR Agreement

EXHIBIT A
FORM OF CONTINGENT VALUE RIGHTS AGREEMENT
This CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [•], 2025 (this “Agreement”), is entered into by and among Alkermes plc, an Irish public limited company with registered number 498284 having its registered office at Connaught House, 1 Burlington Road, Dublin 4, Ireland D04 C5Y6 (“Parent”) and [RIGHTS AGENT] as the Rights Agent (as defined herein). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Transaction Agreement (as defined herein).
RECITALS
WHEREAS, Parent and Avadel Pharmaceuticals plc, an Irish public limited company with registered number 572535 having its registered office at 10 Earslfort Terrace, Dublin 2, Ireland (the “Company”), have entered into a Transaction Agreement, dated as of October 22, 2025 (as it may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Transaction Agreement”), relating to a recommended offer (the “Offer”) to be made by Parent for the entire issued and to be issued ordinary shares, nominal value $0.01 per share, of the Company (“Company Shares”) to be implemented by the Scheme or, at the election of Parent and subject to the terms of the Transaction Agreement, by means of a takeover offer (the “Acquisition”); and
WHEREAS, as an integral part of the consideration of the Offer and the Acquisition, pursuant to and subject to the terms and conditions of the Transaction Agreement and the Rule 2.7 Announcement, (a) holders of Company Shares (other than any Company Shares beneficially owned by Parent or any member of the Parent Group (if any) and any Company Shares held by any member of the Company Group) (i) as of the Scheme Record Time or (ii) issued after the Scheme Record Time but prior to Completion and transferred to Parent on Completion pursuant to the Company Amended Articles, and (b) holders of Company Restricted Stock Awards, holders of Company Cash-Out Options, holders of Company Cash-Out Performance Options and holders of Company RSU Awards, at the Effective Time (any such holders in sub-paragraphs (a) and/or (b), the “Initial Holders”), will become entitled to receive one contingent cash payment, such payment being contingent upon, and subject to, the achievement of the Milestone (as defined below) prior to the earlier of the Milestone Expiration (as defined below) and the Termination (as defined below), subject to and in accordance with the terms of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, the parties agree, for the equal and proportionate benefit of all Holders (as defined herein), as follows:
ARTICLE I
DEFINITIONS; CERTAIN RULES OF CONSTRUCTION
Section 1.1   Definitions.   As used in this Agreement, the following terms will have the following meanings:
“Acquisition” has the meaning set forth in the preamble hereto.
“Act” means the Companies Act 2014 of Ireland, all enactments which are to be read as one with, or construed or read together as one with, the Act and every statutory modification and reenactment thereof for the time being in force.
“Acting Holders” means, at the time of determination, Holders of not less than forty percent (40%) of outstanding CVRs as set forth in the CVR Register.
“Agreement” has the meaning set forth in the preamble hereto.
“Assignee” has the meaning set forth in Section 6.3(a).
“Change of Control” means (a) a sale or other disposition of all or substantially all of the assets of Parent on a consolidated basis (other than to any Subsidiary (direct or indirect) of Parent), (b) a merger or consolidation involving Parent in which Parent is not the surviving entity, and (c) any other transaction

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involving Parent in which Parent is the surviving or continuing entity but in which the shareholders of Parent immediately prior to such transaction (as shareholders of Parent) own less than 50% of Parent’s voting power immediately after the transaction.
“Claims” means all claims, counterclaims and defenses asserted (whether on or after the date hereof) in the following cases: Jazz Pharmaceuticals, Inc. v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-00691; Jazz Pharmaceuticals, Inc. et al v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-01138; Jazz Pharmaceuticals, Inc. et al v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-01594; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A. No. 22-00487; Avadel CNS Pharmaceuticals, LLC v. Jazz Pharmaceuticals, Inc., C.A. No. 22-00941; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc., et al, C.A. No. 25-00009; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A. No. 25-00057; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc., et al, C.A. No. 25-00221; and Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A. No. 25-00435, each brought in the United States District Court for the District of Delaware.
“Commercially Reasonable Efforts” means, with respect to a particular task, activity or obligation, those commercially reasonable efforts that are at least commensurate with the level of efforts that a pharmaceutical company of comparable size and resources as those of Parent and its Affiliates would devote to the development and seeking of regulatory approval for pharmaceutical products, which are of similar market potential at a similar stage in their development or product life (“Relevant Products”), taking into account issues of safety, tolerability and efficacy, product profile, the competitiveness of other products in development and in the marketplace, market exclusivity, supply chain management considerations, the proprietary position of the Relevant Products (including with respect to patent or regulatory exclusivity), and the regulatory structure involved, the projected cost, the profitability or expected profitability of the Relevant Products (including pricing and reimbursement status achieved or expected to be achieved), such pharmaceutical company’s product portfolio at the time of consideration, and, in each case, other relevant technical, commercial, strategic, legal, scientific or medical factors. For clarity, “Commercially Reasonable Efforts” shall be determined on an indication-by-indication, product-by-product and country-by-country basis, and it is anticipated that the level of efforts for different indications, products and countries may differ or change over time, reflecting changes in the status of the products, indications and country(ies) involved.
“Company” has the meaning set forth in the recitals hereto.
“Company Amended Articles” means the Articles of Association of the Company, as amended or adopted pursuant to the EGM.
“Company Shares” has the meaning set forth in the recitals hereto.
“CVR Product” means the Company’s proprietary formulation of sodium oxybate known as LUMRYZ® (sodium oxybate) for extended-release oral suspension approved for the treatment of cataplexy or excessive daytime sleepiness (EDS) in patients 7 years of age or older with narcolepsy, pursuant to New Drug Application (“NDA”) No. 214755, including amendments and supplements thereto.
“CVR Register” has the meaning set forth in Section 2.3(b).
“CVRs” means the rights of Holders hereunder (granted to Initial Holders as part of the consideration of the Acquisition pursuant to the terms of the Transaction Agreement and the Rule 2.7 Announcement) to receive a contingent cash payment on the terms and subject to the conditions of this Agreement, the Transaction Agreement and the Rule 2.7 Announcement.
“Depositary” means [•].
“DTC” means The Depository Trust Company or any successor thereto.
“Equity Award CVR” means a CVR received by an Initial Holder in respect of Company Cash-Out Options, Company Cash-Out Performance Options, Company Restricted Stock Awards (excluding a CVR received in respect of a Company Restricted Stock Award to which an election under Section 83(b) of the Code has been timely made and provided to Parent), or Company RSU Awards.

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“Final Determination” means with respect to (a) U.S. federal income Taxes, a “determination” within the meaning of Section 1313(a) of the Code or execution of an IRS Form 870-AD and (b) Taxes other than U.S. federal income Taxes, any final determination of liability in respect of a Tax that, under applicable Law, is not subject to further appeal, review or modification through proceedings or otherwise (including the expiration of a statute of limitations or a period for the filing of claims for refunds, amended returns or appeals from adverse determinations).
“Funds” has the meaning set forth in Section 2.6.
“Holder” means a Person in whose name a CVR is registered in the CVR Register as of the applicable date and time of determination.
“Indication” means the treatment of idiopathic hypersomnia in adults.
“Initial Holders” has the meaning set forth in the recitals hereto.
“IRS” means the Internal Revenue Service.
“Legal Event” means the dismissal of the Claims with prejudice by the United States District Court for the District of Delaware pursuant to the Settlement and License Agreement, by and between the Jazz Pharmaceuticals, Inc. and Jazz Pharmaceuticals Ireland Limited, on the one hand, and Avadel CNS Pharmaceuticals LLC and Flamel Ireland Limited, on the other hand, dated October 21, 2025.
“LUMRYZ Approval” means approval by the United States Food and Drug Administration (the “FDA”) of an application submitted to the FDA for the commercial marketing and sale of the CVR Product in the United States for the Indication; provided, that, “LUMRYZ Approval” shall be deemed achieved upon receipt of written notice from the FDA that the CVR Product has been approved for the Indication in the United States and which is not blocked by any third party orphan-drug exclusivity, regardless of whether any risk evaluation and mitigation strategies or other conditions are imposed by the FDA, provided that such approval permits commercial marketing and sale of the CVR Product for the Indication in the United States.
“Milestone” means the occurrence of (a) LUMRYZ Approval and (b) the Legal Event.
“Milestone Expiration” means 11:59 p.m., Eastern Time on December 31, 2028.
“Milestone Notice” has the meaning set forth in Section 2.4(a).
“Milestone Payment” means (a) if the Milestone is achieved before both (i) the Milestone Expiration and (ii) the Termination, an amount equal to $1.50, in cash, without interest, per CVR, and (b) if the Milestone is achieved at or after (i) the Milestone Expiration or (ii) the Termination, $0 per CVR.
“Milestone Payment Amount” means, for a given Holder, with respect to the achievement of the Milestone, the product of (a) the Milestone Payment and (b) the number of CVRs held by such Holder as reflected on the CVR Register as of the close of business on the date of the Milestone Notice.
“Milestone Payment Date” has the meaning set forth in Section 2.4(a).
“Offer” has the meaning set forth in the recitals hereto.
“Officer’s Certificate” means a certificate signed by an authorized officer of Parent, in his or her capacity as such an officer, and delivered to the Rights Agent.
“Parent” has the meaning set forth in the preamble hereto.
“Permitted CVR Transfer” means: a transfer of CVRs (a) by will or intestacy upon death of a Holder; (b) by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the settlor; (c) pursuant to a court order; (d) by operation of law (including by consolidation or merger of the Holder) or if effectuated without consideration in connection with the dissolution, liquidation or termination of any Holder that is a corporation, limited liability company, partnership or other entity; (e) in the case of CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner, and if applicable, through an intermediary; (f) if the Holder is a partnership

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or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable (provided that such distribution or transfer does not subject the CVRs to a requirement of registration under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended); or (g) as provided in Section 2.7.
“Qualified Pharmaceutical Company” means a company that, together with its Affiliates, in the good faith determination of Parent, has sufficient capabilities and experience in the development, manufacture, distribution and commercialization of pharmaceutical products as well as the financial resources to achieve the Milestone.
“Rights Agent Account” has the meaning set forth in Section 2.4(a).
“Rights Agent” means the Rights Agent named in the preamble of this Agreement, until a successor Rights Agent is appointed pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” will mean such successor Rights Agent.
“Scheme Record Time” shall have the meaning given to it in the Scheme.
“Scheme” means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act to effect the Acquisition pursuant to the Transaction Agreement.
“Termination” has the meaning set forth in Section 6.8.
“Transaction Agreement” has the meaning set forth in the recitals hereto.
Section 1.2   Rules of Construction.   When reference is made in this Agreement to an Article, Section or Exhibit, such reference will refer to Articles and Sections of, and Exhibits to, this Agreement unless otherwise indicated. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to “dollars” or “$” shall refer to the lawful currency of the United States. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless otherwise indicated, the word “or” shall not be exclusive (i.e., “or” shall be deemed to mean “and/or”). Whenever used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders. Any reference to any Person shall be construed to include such Person’s successors and assigns. The words “ordinary course of business” shall mean the ordinary course of business consistent with past practice. This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption of burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of this Agreement.
ARTICLE II
CONTINGENT VALUE RIGHTS
Section 2.1   CVRs.   Each CVR represents the contractual right of a Holder (granted to each Initial Holder as part of the consideration of the Offer and the Scheme pursuant to the terms of the Transaction Agreement and the Rule 2.7 Announcement) to receive the Milestone Payment pursuant to, and subject to the terms and conditions of, this Agreement.
Section 2.2   Nontransferable.   The CVRs shall not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted CVR Transfer; the foregoing restrictions shall apply notwithstanding that certain of the CVRs will be held through DTC. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CVRs, in whole or in part, in violation of this Section 2.2 shall be void ab initio and of no effect. The CVRs will not be listed on any quotation system or traded on any securities exchange.

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Section 2.3   No Certificate; Registration; Registration of Transfer; Change of Address.
(a)   The CVRs will be issued in book entry form only and will not be evidenced by a certificate or other instrument.
(b)   The Rights Agent will create and maintain a register (the “CVR Register”) for the purpose of (i) identifying the Holders of CVRs and (ii) registering CVRs in book-entry position and Permitted CVR Transfers thereof. The CVR Register shall set forth (x) with respect to holders of Company Shares that hold such shares in book-entry form through DTC as of the Scheme Record Time or, in respect of Company Shares issued following the Scheme Record Time but prior to Completion and transferred to Parent (or its nominee) on Completion pursuant to the Company Amended Articles, such holders as of immediately prior to Completion, one (1) position for Cede & Co. (as nominee of DTC) representing all such Company Shares that were subject of the Scheme or transferred to the Parent pursuant to the Company Amended Articles, and (y) with respect to (A) holders of Company Shares that hold such shares in certificated form as of the Scheme Record Time or, in respect of Company Shares issued following the Scheme Record Time but prior to Completion and transferred to Parent (or its nominee) on Completion pursuant to the Company Amended Articles, such holders as of immediately prior to Completion, upon delivery to the Depositary by each such holder of the applicable share certificates, together with a validly executed letter of transmittal and such other customary documents as may be reasonably requested by the Depositary, in accordance with the Scheme or the transfer pursuant to the Company Amended Articles (as applicable), (B) holders of Company Restricted Stock Awards, (C) holders of Company RSU Awards, and (D) holders of Company Cash-Out Options, (E) holders of Company Cash-Out Performance Options, in each case of clauses (A), (B), (C), (D) and (E), the applicable number of CVRs to which each such holder is entitled pursuant to the Transaction Agreement. The CVR Register will be updated as necessary by the Rights Agent to reflect the addition or removal of Holders (pursuant to any Permitted CVR Transfer), upon the written receipt of such information by the Rights Agent.
(c)   Subject to the restrictions on transferability set forth in Section 2.2, every request made to transfer a CVR must be in writing and accompanied by a written instrument of transfer, in form reasonably satisfactory to the Rights Agent pursuant to its guidelines, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative duly authorized in writing, or the Holder’s survivor (with written documentation evidencing such person’s status as the Holder’s survivor), and setting forth in reasonable detail the circumstances relating to the requested transfer. Upon receipt of such written notice, the Rights Agent will, subject to its reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), register the transfer of the CVRs in the CVR Register. As a condition of such transfer, Parent and the Rights Agent may require a transferring Holder or its transferee to pay to the applicable Governmental Entity any transfer, stamp or other similar Tax or governmental charge that is imposed in connection with any such registration of transfer. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Holder of a CVR of such applicable Taxes or charges unless and until the Rights Agent is reasonably satisfied that all such Taxes or charges have been paid or that such Taxes or charges are not applicable. All CVRs duly transferred in accordance with Section 2.2 that are registered in the CVR Register will be the valid obligations of Parent and will entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR will be valid until registered in the CVR Register in accordance with this Agreement, and any transfer not duly registered in the CVR Register shall be null and void ab initio.
(d)   A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice, the Rights Agent will promptly record the change of address in the CVR Register.

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Section 2.4   Payment Procedures; Notices.
(a)   If the Milestone is achieved prior to the Milestone Expiration and before the Termination (it being understood that, if the FDA has issued one or more orders that impose a clinical hold on the investigation of the CVR Product for the Indication, the Milestone shall not be deemed achieved unless or until no such order is in effect), then on or prior to the date that is fifteen (15) Business Days following the achievement of the Milestone (such date, the “Milestone Payment Date”), Parent shall (A) deliver to the Rights Agent (x) a written notice indicating that the Milestone has been achieved (the “Milestone Notice”) and an Officer’s Certificate certifying the date of such achievement and that the Holders are entitled to receive the Milestone Payment and (y) any letter of instruction reasonably required by the Rights Agent, which shall set forth the Milestone Payment in respect of the Milestone as of the date of the Milestone Notice and (B) deliver to Rights Agent for payment to the Holders who are not Holders of Equity Award CVRs, the aggregate amount in immediately available funds necessary to pay the Milestone Payment Amount to each Holder who is not a Holder of an Equity Award CVR to the account set forth on Annex I hereto, which account information may be updated from time to time by the Rights Agent by prior written notice to Parent (the “Rights Agent Account”). For the avoidance of doubt, the Milestone Payment shall only be due once, if at all, subject to the conditions set forth herein.
(b)   The Rights Agent will promptly, and in any event within ten (10) Business Days after receipt of the Milestone Notice, any letter of instruction reasonably required by the Rights Agent and the Milestone Payment as set forth in Section 2.4(a), send each Holder at its registered address a copy of the Milestone Notice and pay the Milestone Payment Amount to each Holder (other than a Holder of an Equity Award CVR) (i) by check mailed to the address of each Holder as reflected in the CVR Register as of the close of business on the date of the Milestone Notice, or (ii) with respect to any such Holder that is due an amount in excess of $100,000 in the aggregate who has provided the Rights Agent wiring instructions in writing as of the close of business on the date of the Milestone Notice, by wire transfer of immediately available funds to the account specified on such instruction. Parent will, or will cause its Affiliates to, pay the applicable Milestone Payment Amount to each Holder of an Equity Award CVR within ten (10) Business Days of delivery of the Milestone Notice to the Rights Agent, subject to Section 2.4(c) of this Agreement, through the Company’s or the applicable Affiliate’s payroll.
(c)   Notwithstanding anything herein to the contrary, each of Parent, the Company, the Rights Agent and their respective Affiliates shall be entitled to deduct and withhold from the Milestone Payment Amount or any other amount payable pursuant to this Agreement to any Person such amounts as Parent, the Company, the Rights Agent or such Affiliate is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or non-U.S. Tax Law. With respect to Initial Holders who received Equity Award CVRs, any such withholding may be made, or caused to be made, by Parent through its Affiliates’ payroll system or any successor payroll system. Prior to paying the Milestone Payment Amount to the Holders, the Rights Agent shall provide the opportunity for each Holder to provide a copy of a duly executed IRS Form W-9 or appropriate IRS Form W-8, as applicable, or any other forms or information that the Rights Agent may reasonably request in order to avoid or reduce any applicable withholding amount. Unless otherwise directed by Parent, the Rights Agent shall promptly and timely remit, or cause to be remitted, any amounts withheld in respect of Taxes to the appropriate Governmental Entity. To the extent that any amounts are so deducted and withheld and properly timely paid over to the appropriate Tax Authority, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. The parties intend that each Equity Award CVR is exempt from or in compliance with Section 409A of the Code, and this Agreement shall be interpreted and administered in accordance therewith. None of the parties to this Agreement nor any of their employees, directors or representatives shall have any liability to a Holder or transferee or other Person in respect of Section 409A of the Code.
(d)   It is intended that each payment provided under this Agreement with respect to an Equity Award CVR is a separate “payment” for purposes of Section 1.409A-2(b)(2)(i) of the U.S. Treasury Regulations. The parties intend that each payment in respect of an Equity Award CVR is exempt from or in compliance with Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder and any state law of similar effect (collectively “Section 409A”), and this Agreement shall be interpreted and administered in accordance therewith and, to the extent not so exempt, that the payments with respect to

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Equity Award CVRs comply, and this Agreement be interpreted to the greatest extent possible, as consistent with Treasury Regulations Section 1.409A-3(i)(5)(iv)(A)  — that is, as “transaction-based compensation.” Therefore, payments under this Agreement may be earned or paid after the fifth (5th) anniversary of the Completion Date. The parties intend to treat each Milestone as a valid performance condition and each respective Milestone Payment as subject to a substantial risk of forfeiture as defined under Section 409A. None of the parties to this Agreement nor any of their employees, directors or representatives make any representation or warranty and shall have no liability to a Holder or transferee or other Person in respect of Section 409A.
(e)   Any portion of a Milestone Payment Amount delivered to the Rights Agent that remains undistributed twelve (12) months after the date of the delivery of the Milestone Notice will be returned by the Rights Agent to Parent, upon demand, and any Holder will thereafter be entitled to receive, subject to Section 2.4(f), payment of the applicable Milestone Payment Amount, only from Parent, without interest, but such Holder will have no greater rights against Parent than those accorded to general unsecured creditors of Parent under applicable Law.
(f)   None of Parent, any of its Affiliates or the Rights Agent will be liable to any person in respect of any Milestone Payment Amount or portion thereof delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If, despite efforts by the Rights Agent to deliver the Milestone Payment Amount to the applicable Holder pursuant to the Rights Agent’s customary unclaimed funds procedures, such Milestone Payment Amount has not been paid prior to the date on which such Milestone Payment Amount would otherwise escheat to or become the property of any Governmental Entity, such Milestone Payment Amount will, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto. In addition to and not in limitation of any other indemnity obligation herein, Parent agrees to indemnify and hold harmless the Rights Agent with respect to any liability, penalty, cost or expense the Rights Agent may incur or be subject to in connection with transferring such property to Parent.
(g)   The Rights Agent shall be responsible for information reporting required under applicable Law with respect to the CVRs to the extent required under applicable Law. Parent shall use commercially reasonable efforts to cooperate with the Rights Agent to provide any information in Parent’s possession and not otherwise available to the Rights Agent as is reasonably necessary for the Rights Agent to carry out its obligations in this Section 2.4(g).
Section 2.5   No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent or any of its Affiliates.
(a)   The CVRs will not have any voting or dividend rights, and interest will not accrue on any amounts payable on the CVRs to any Holder.
(b)   The CVRs will not represent any equity or ownership interest in Parent, any constituent corporation party to the Transaction Agreement or any of their respective Affiliates or Subsidiaries. The rights of the Holders and the obligations of Parent are contract rights limited to those expressly set forth in this Agreement, and such Holders’ sole right to receive property hereunder is the right to receive cash from Parent, if any, through the Rights Agent in accordance with the terms hereof. It is hereby acknowledged and agreed that the CVRs shall not constitute securities of Parent.
(c)   No fiduciary or similar duties are owed by Parent, its Affiliates, or their respective officers, directors, employees, or agents to any Holder by virtue of this Agreement or the CVRs.
Section 2.6   Holding of Funds.   All funds received by the Rights Agent under this Agreement that are to be distributed or applied by the Rights Agent in the performance of its services hereunder (the “Funds”) shall be held by the Rights Agent as agent for Parent and deposited in one or more segregated bank accounts to be maintained by the Rights Agent in its name as agent for Parent. Until paid pursuant to the terms of this Agreement, the Rights Agent will hold the Funds through such accounts in deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Rights Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made

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by the Rights Agent in accordance with this Section 2.6, including any losses resulting from a default by any bank or financial institution; provided, that in the event the Funds are diminished below the level required for the Rights Agent to make the Milestone Payment Amount (to the extent remaining due) to Holders that are not Holders of Equity Award CVRs, as required under this Agreement, including any such diminishment as a result of investment losses, Parent shall promptly pay additional cash to the Rights Agent in an amount equal to the deficiency in the amount required to make such payments. The Rights Agent may from time to time receive interest, dividends or other earnings in connection with such deposits. The Rights Agent shall not be obligated to pay such interest, dividends or earnings to Parent, any Holder or any other Person.
Section 2.7   Ability to Abandon CVR.   A Holder may at any time, at such Holder’s option, abandon all of such Holder’s remaining rights in a CVR by transferring such CVR to Parent without consideration therefor, which a Holder may effect via delivery of a written abandonment notice to Parent. Nothing in this Agreement shall prohibit Parent or any of its Affiliates from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its or their sole discretion. Any CVRs acquired by Parent or any of its Affiliates shall be automatically deemed extinguished and no longer outstanding or entitled to any Milestone Payment or to count for the purpose of any vote or determination of Acting Holders for purposes of this Agreement.
Section 2.8    Tax Treatment.   For U.S. federal, and applicable state and local, income Tax purposes, except to the extent that any portion of any Milestone Payment Amount is required to be treated as imputed interest under applicable Tax Law, the parties hereto intend to treat the Milestone Payments made in respect of the CVRs (other than the Equity Award CVRs) issued in exchange for Company Shares as additional consideration for, or in respect of, such Company Shares pursuant to the Transaction Agreement (and not to treat the issuance of such CVRs to holders of Company Shares as a payment itself), and none of the parties hereto will take any position to the contrary on any Tax Return, or any other filing with a Governmental Entity related to Taxes or for other Tax purposes, except as otherwise required by a Final Determination. The parties hereto intend to treat the Milestone Payments made in respect of Equity Award CVRs as additional compensation for or in respect of the applicable Company Equity Awards (and not to treat the issuance of the CVR to holders of Company Equity Awards as a payment itself). The parties hereto will report imputed interest on such CVRs to the extent required by applicable Law.
ARTICLE III
THE RIGHTS AGENT
Section 3.1   No Liability.   The Rights Agent will not have any liability for any actions taken or not taken in connection with this Agreement, except to the extent such liability arises as a result of its willful or intentional misconduct, bad faith or gross negligence (in each case as determined by a final non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, other than in the case of willful or intentional misconduct, bad faith, fraud or gross negligence (in each case as determined by a final non-appealable judgment of a court of competent jurisdiction), any liability of the Rights Agent under this Agreement will be limited to two (2) times the amount of fees paid (but not including reimbursable expenses) in the twelve (12) months preceding the event for which recovery is sought in connection with this Agreement. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.
Section 3.2   Certain Duties and Responsibilities.   The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any Holder with respect to any action or default by any person or entity, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon Parent; provided that this Section 3.2 shall not affect the Rights Agent’s obligation to make payments in accordance with and subject to Section 2.4.

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Section 3.3   Certain Rights of the Rights Agent.
(a)   The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations will be read into this Agreement against the Rights Agent. In addition:
(i)   the Rights Agent may rely and will be protected and held harmless by Parent in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;
(ii)   whenever the Rights Agent will deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Rights Agent may rely upon an Officer’s Certificate, which certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall, in the absence of bad faith, gross negligence or willful or intentional misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) on its part, incur no liability and be held harmless by Parent for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate;
(iii)   the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any written opinion of counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall be held harmless by Parent in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and that does not constitute gross negligence or willful or intentional misconduct;
(iv)   the permissive rights of the Rights Agent to do things enumerated in this Agreement will not be construed as a duty;
(v)   the Rights Agent will not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises;
(vi)   the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Parent with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Parent only;
(vii)   the Rights Agent will have no liability and shall be held harmless by Parent in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Parent); nor shall it be responsible for any breach by Parent of any covenant or condition contained in this Agreement;
(viii)   Parent agrees to indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demands, suits or expense arising out of or in connection with the Rights Agent’s performance of its duties under this Agreement (excluding any Taxes, interest, penalties or other costs or expenses imposed on the payment of fees hereunder), including the reasonable and documented out-of-pocket costs and expenses of defending the Rights Agent against any claims, charges, demands, suits or loss arising out of or in connection with the execution, administration, exercise and performance of its duties under this Agreement, including the reasonable and documented out-of-pocket costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder, unless such loss has been determined by a court of competent jurisdiction to have resulted from the Rights Agent’s willful or intentional misconduct, bad faith or gross negligence;
(ix)   Parent agrees (x) to pay the fees and expenses of the Rights Agent in connection with this Agreement, as agreed upon in writing in a fee schedule by the Rights Agent and Parent on or prior to the date hereof, which shall include reimbursement from Parent, for all reasonable, documented and necessary out-of-pocket expenses and disbursements paid or incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and

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performance by the Rights Agent of its duties hereunder and (y) to reimburse the Rights Agent for all Taxes and governmental charges (other than Taxes imposed on or measured by the Rights Agent’s net income and franchise or similar Taxes imposed on it (in lieu of net income Taxes)); provided that if the Rights Agent determines in good faith that it has received a refund of any Tax or governmental charge borne by Parent pursuant to this clause (y), the Rights Agent shall promptly repay such refund to Parent;
(x)   no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it;
(xi)   in the event the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, provide written notice to Parent describing in detail the ambiguity or uncertainty it believes exists, and the Rights Agent shall seek clarification. Parent will respond to such request for clarification as promptly as reasonably practicable, and in any event within ten (10) Business Days. If such clarification is not provided within ten (10) Business Days, the Rights Agent may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Parent or any Holder or any other Person for refraining from taking such action, unless and until the Rights Agent receives written instructions from Parent which reasonably eliminate such ambiguity or uncertainty;
(xii)   the Rights Agent shall not be deemed to have knowledge of any event of which it was entitled to receive notice pursuant to the terms of this Agreement, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection with such event, in each case, unless and until such notice has been given in accordance with Section 6.1;
(xiii)   subject to Section 6.3, the Rights Agent may perform any of its duties hereunder either directly or, with the prior written consent of Parent, by or through nominees, correspondents, designees, or subagents; provided, however, that in the event the Rights Agent performs any of its duties hereunder by or through any nominee, correspondent, designee, or subagent, the Rights Agent shall not be liable hereunder for any act, omission, default, neglect or misconduct of such nominee, correspondent, designee, or subagent, as applicable, to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful or intentional misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) in the selection or continued employment thereof;
(xiv)   the Rights Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of the Transaction Agreement, nor shall the Rights Agent be required to determine if any Person has complied with the Transaction Agreement, nor shall any additional obligations of the Rights Agent be inferred from the terms of the Transaction Agreement even though reference thereto may be made in this Agreement.
(xv)   the Rights Agent shall act hereunder solely as agent for Parent and shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the CVRs; and
(xvi)   the recitals or statements of fact contained herein shall be taken as statements of Parent (other than the Rights Agent’s representations, warranties and statements under this Agreement), and the Rights Agent assumes no responsibility for their correctness nor shall it be required to verify the same (other than the Rights Agent’s representations, warranties and statements under this Agreement). The Rights Agent shall be under no responsibility for the validity or sufficiency of this Agreement with respect to any other party hereto or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of the CVRs, nor shall it be responsible for any breach by Parent of any covenant or condition contained in this Agreement or any CVR.
(b)   The obligations of Parent and the rights of the Rights Agent under this Section 3.3, Section 3.1 and Section 3.2 shall survive the Milestone Expiration and the Termination and the resignation, replacement or removal of the Rights Agent.

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Section 3.4   Resignation and Removal; Appointment of Successor.
(a)   The Rights Agent may resign at any time by giving written notice thereof to Parent specifying a date when such resignation will take effect, which notice will be sent at least sixty (60) days prior to the date so specified and such resignation will become effective on the date so specified. Parent has the right to remove Rights Agent at any time by specifying a date when such removal will take effect and such removal will become effective on the date so specified. Notice of such removal will be given by Parent to Rights Agent, which notice will be sent at least sixty (60) days prior to the date so specified.
(b)   If the Rights Agent provides notice of its intent to resign, is removed pursuant to Section 3.4(a) or becomes incapable of acting, Parent will as soon as is reasonably possible, appoint a qualified successor Rights Agent who, unless otherwise consented to in writing by the Acting Holders, shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. The successor Rights Agent so appointed will, forthwith upon its acceptance of such appointment in accordance with Section 3.5, become the successor Rights Agent.
(c)   Parent will give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice will include the name and address of the successor Rights Agent. If Parent fails to send such notice within ten (10) Business Days after acceptance of appointment by a successor Rights Agent in accordance with Section 3.5, the successor Rights Agent will cause the notice to be mailed at the expense of Parent; provided that failure to give any notice provided for in this Section 3.4(a), shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be, in each case, in accordance with this Section 3.4.
(d)   The Rights Agent will reasonably cooperate with Parent and any successor Rights Agent as reasonably requested in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including transferring the CVR Register to the successor Rights Agent, but such predecessor Rights Agent shall not be required to make any additional expenditure without compensation or reimbursement by Parent or assume any additional liability in connection with the foregoing.
Section 3.5   Acceptance of Appointment by Successor.   Every successor Rights Agent appointed pursuant to Section 3.4(b) hereunder will execute, acknowledge and deliver to Parent and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Rights Agent and all references to the “Rights Agent” herein shall be deemed to refer to such successor Rights Agent. On request of Parent or the successor Rights Agent, the retiring Rights Agent will execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers and trusts of the retiring Rights Agent, except such rights which survive its resignation or removal under the terms hereunder.
ARTICLE IV
COVENANTS
Section 4.1   List of Holders.   Parent will furnish or cause to be furnished to the Rights Agent in such form as Parent receives from the Company’s transfer agent (or other agent performing similar services for the Company with respect to the Company Shares, Company Performance Options, Company Restricted Stock Awards, Company RSU Awards or Company Options), the names and addresses of the Initial Holders of CVRs within fourteen (14) days after the Effective Time.
Section 4.2   Additional Covenants.
(a)   From the Effective Time through the earlier of the Milestone Expiration and achievement of the Milestone (the “Milestone Efforts Period”), Parent (i) shall, and shall cause its Subsidiaries, licensees and rights transferees to, use Commercially Reasonable Efforts to achieve the Milestone and (ii) shall not take any action with the sole purpose of preventing or materially delaying the achievement of the Milestone;

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provided that use of Commercially Reasonable Efforts does not guarantee that Parent will achieve the Milestone by a specific date or at all.
(b)   In the event that the Milestone has not yet been achieved and Parent desires to consummate a Change of Control prior to the Milestone Expiration, solely in the event that the obligations set forth in this Agreement would not continue to be obligations of Parent, Parent will reconfirm its obligations, duties and covenants under this Agreement and, if applicable, will cause the Person acquiring Parent to assume Parent’s obligations, duties and covenants under this Agreement.
(c)   Subject to the other provisions of this Section 4.2, Parent and its Affiliates shall have the right, in their sole and absolute discretion, to direct and control the research, development (including the clinical trial process), commercialization and other exploitation of the CVR Product and all of the Company’s other pharmaceutical products in all respects, including any determination to test, develop, pursue, market, make any regulatory filings or seek regulatory approval with respect to, commence or continue any sale of, or make any other strategic decisions affecting, the CVR Product and all of the Company’s other pharmaceutical products.
(d)   Notwithstanding anything in this Agreement or otherwise to the contrary (including in any agreement between any of Parent, the Company, any subsidiaries or Affiliates thereof, any shareholder, equity holder or any other counterparty) but without prejudice to the application of the Takeover Rules (to the extent applicable), the only rights and interests of the Holders (or any person seeking the benefit of any CVR) in respect of a CVR shall be those set forth in this Agreement and no Holder (or any person acting on their behalf or for their benefit) may enforce any other right or interest against any person in respect of a CVR.
ARTICLE V
AMENDMENTS
Section 5.1   Amendments without Consent of Holders.
(a)   Parent and the Rights Agent, at any time and from time to time, may enter into one or more amendments hereto, without the consent of any Holders, for any of the following purposes:
(i)   to evidence the succession of another Person to Parent and the assumption by any such successor of the covenants of Parent herein as provided in Section 4.2(b) or Section 6.3;
(ii)   to add to the covenants of Parent such further covenants, restrictions, conditions or provisions as Parent and the Rights Agent will consider to be for the protection of the Holders; provided that, in each case, such provisions do not adversely affect the interests of the Holders;
(iii)   to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that, in each case, such provisions do not adversely affect the interests of the Holders;
(iv)   as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and to ensure that the CVRs are not subject to any similar registration or prospectus requirement under applicable securities laws outside of the United States; provided that, in each case, such provisions do not change the Milestone, the Milestone Expiration or the Milestone Payment;
(v)   to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent herein in accordance with Section 3.4 and Section 3.5;
(vi)   any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, provided that such amendments do not adversely affect the interests of the Holders; or

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(vii)   if required, to reduce the number of CVRs in the event any Holder agrees to abandon or renounce such Holder’s rights under this Agreement in accordance with Section 2.7 or Section 6.4.
(b)   Promptly after the execution by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Parent will mail (or cause the Rights Agent to mail at the expense of Parent) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth the terms of such amendment.
Section 5.2   Amendments with Consent of Holders.
(a)    Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders), with the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the Holders, Parent and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interest of the Holders.
(b)   Promptly after the execution by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, Parent will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth the terms of such amendment.
Section 5.3   Execution of Amendments.   As a condition precedent to executing any amendment permitted by this Article V, the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by Parent stating that the execution of such amendment is authorized or permitted by this Agreement. Notwithstanding anything to the contrary herein, the Rights Agent may, but is not obligated to, enter into any such amendment that materially and adversely affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise. Each amendment to this Agreement shall be evidenced by a writing signed by each of the Rights Agent and Parent.
Section 5.4   Effect of Amendments.   Upon the execution of any amendment under this Article V, this Agreement will be modified in accordance therewith, such amendment will form a part of this Agreement for all purposes and every Holder will be bound thereby.
ARTICLE VI
OTHER PROVISIONS OF GENERAL APPLICATION
Section 6.1   Notices.   Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service) or hand delivery, or sent in writing (including email transmission, to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto), to the party to be served as follows:
If to the Rights Agent, to it at:
[•]
[•]
[•]
Telephone:
[•]

Email:
[•]

Attention:
[•]

If to Parent, to it at:
Alkermes plc
Connaught House
1 Burlington Road
Dublin 4, Ireland, D04 C5Y6
Attention:
Secretary

Email:
[***]

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with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention:
James E. Langston; Chelsea N. Darnell

Email:
[***]
[***]

with a copy (which shall not constitute notice) to:
McCann FitzGerald
Riverside One, Sir John Rogerson’s Quay
Dublin 2, D02 X576, Ireland
Attention:
Stephen FitzSimons; Jack Kelly

Email:
[***]
[***]

or such other postal or email address as it may have notified to the other party in writing in accordance with the provisions of this Section 6.1. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (addressee’s local time) on a Business Day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.
Section 6.2   Notice to Holders.   Where this Agreement provides for notice to Holders, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders.
Section 6.3   Successors and Assigns.
(a)   Parent may assign any or all of its rights, interests and obligations under this Agreement in its sole discretion and without the consent of any other party, (i) to any controlled Affiliate of Parent, but only for so long as it remains a controlled Affiliate of Parent, (ii) to any purchaser, transferee, licensee, or sublicensee that is a Qualified Pharmaceutical Company, of substantially all of the Intellectual Property and other rights (including, without limitation, all data, marketing authorizations and applications for marketing authorization), assets, rights, powers, privileges and contracts, in each case, (A) held, owned or entered into by Parent or its Subsidiaries immediately after the Effective Time and (B) necessary for the production, development or sale of the CVR Product in the United States; (iii) in compliance with ; or (iv) with the prior written consent of the Acting Holders, to any other Person (any permitted assignee under clause (i), (ii), (iii) or (iv), an “Assignee”), in each case, provided that the Assignee agrees in writing to assume and be bound by all of the terms of this Agreement and, in the case an assignment described in clause (i), Parent agrees to remain liable for the performance by each Assignee of all obligations of Parent hereunder with such Assignee substituted for Parent under this Agreement. Any Assignee may thereafter assign any or all of its rights, interests and obligations hereunder in the same manner as Parent pursuant to the prior sentence. This Agreement will be binding upon, inure to the benefit of and be enforceable by each of Parent’s successors and each Assignee. Subject to compliance with the requirements set forth in with respect to a Change of Control, this Agreement shall not restrict Parent’s, any Assignee’s or any of their respective successors’ ability to merge or consolidate with, or sell, issue, license or dispose of its stock or other equity interests or assets to, any other Person, or spin-off or split-off any business unit or subsidiary. Each of Parent’s Assignees, shall expressly and unconditionally assume by execution of an assumption agreement, executed and delivered to the Rights Agent, all of Parent’s obligations under this Agreement (including the obligation to pay such unpaid Milestone Payment Amounts if and when due hereunder and the obligations of Parent pursuant to Section 4.2(a) with respect to the Milestone) and upon delivery of such assumption agreement in compliance with this Section 6.3 to the Rights Agent, Parent shall have no further obligations under this Agreement.

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(b)   The Rights Agent may not assign this Agreement without Parent’s written consent other than as permitted by this Section 6.3(b). Any attempted assignment of this Agreement or any such rights in violation of this Section 6.3(b) shall be void and of no effect. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 3.4(b). The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 6.3(b).
Section 6.4   Benefits of Agreement.   Nothing in this Agreement, express or implied, will give to any Person (other than the Rights Agent, Parent, Parent’s successors and Assignees, the Holders and the Holders’ successors and assigns pursuant to a Permitted CVR Transfer) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the foregoing. The rights of Holders and their successors and assigns pursuant to Permitted CVR Transfers are limited to those expressly provided in this Agreement. Notwithstanding anything to the contrary contained herein, any Holder or Holder’s successor or assign pursuant to a Permitted CVR Transfer may agree to renounce, in whole or in part, its rights under this Agreement by written notice to the Rights Agent and Parent, which notice, if given, shall be irrevocable. Except for the rights and immunities of the Rights Agent set forth herein, the Acting Holders are intended to be third-party beneficiaries hereof, and will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights (provided that the foregoing shall not limit the ability of an individual Holder to seek a payment due from the applicable party pursuant to Section 2.4 solely to the extent such payment amount has been finally determined in accordance with this Agreement and has not been paid within the period contemplated by this Agreement). Reasonable expenditures incurred by such Holders in connection with any enforcement action hereunder may be deducted from any damages or settlement obtained prior to the distribution of any remainder to Holders generally. The Acting Holders acting pursuant to this provision on behalf of all Holders shall have no liability to any of the Holders for such actions.
Section 6.5   Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)   This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.
(b)   In the event any dispute arises out of this Agreement or the transactions contemplated hereby, each of the parties hereto hereby expressly and irrevocably submits to arbitration under the Rules of Arbitration (“Rules”) of the International Chamber of Commerce by an arbitral tribunal consisting of three (3) arbitrators appointed in accordance with the Rules, except as otherwise modified herein. No award or procedural order made in the arbitration shall be published.
(i)   Each arbitrator shall be a member in good standing of the Bar of the Supreme Court of Delaware for at least 10 years.
(ii)   The arbitration shall be held, and the award shall be rendered, in New York, New York, in the English language.
(iii)   For the avoidance of doubt, by submitting their dispute to arbitration under the Rules, the parties expressly agree that all issues of arbitrability, including all issues concerning the propriety and timeliness of the commencement of the arbitration, the jurisdiction of the arbitral tribunal (including the scope of this agreement to arbitrate and the extent to which a dispute is within that scope), and the procedural conditions for arbitration, shall be finally and solely determined by the arbitral tribunal.

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(iv)   The arbitral tribunal shall have the power to grant any remedy or relief that is in accordance with the terms of this Agreement, provided, however, that the arbitral tribunal shall have no authority or power to limit, expand, alter, amend, modify, revoke or suspend any condition or provision of this, nor any right or power to award indirect, special, punitive, consequential, exemplary, enhanced or treble damages.
(v)   The parties shall share equally the arbitration administrative fees, the arbitral tribunal member fees and costs, and any other costs associated with the arbitration. Each party shall bear its own costs and attorneys’ fees. The arbitral tribunal shall have no authority to award damages in excess of any limitations set forth in this Agreement.
(c)   Arbitration under this Section 6.5 shall be the sole and exclusive remedy for any dispute, and any award rendered thereby shall be final and binding upon the parties as from the date rendered. Judgment on the award rendered by the arbitral tribunal may be entered in any state or federal court within the State of Delaware (which courts the parties hereby agree have jurisdiction over them to enforce any such award) and any other court having jurisdiction over the relevant party or its assets.
Section 6.6   Severability.
(a)   If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the parties shall negotiate in good faith to modify this Agreement or, as appropriate, the terms and conditions of this Agreement and the Acquisition, so as to effect the original intent of the parties as closely as possible in an equitable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible in accordance with applicable Law.
(b)   If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction, that shall not affect or impair (i) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or (ii) the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement.
Section 6.7   Counterparts.   This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each party may enter into this Agreement by executing a counterpart and delivering it to the other party (by hand delivery, facsimile process, e-mail or otherwise).
Section 6.8   Termination.   This Agreement will automatically terminate and be of no force or effect, the parties hereto will have no liability or obligations hereunder (other than with respect to monies due and owing by Parent to the Rights Agent in respect of the Rights Agents’ services hereunder and any services to be performed by the Rights Agent under Section 2.4(g) hereof), and no payments will be required to be made, upon the earliest to occur of (such time, the “Termination”) (a) the failure to achieve the Milestone before the Milestone Expiration, (b) (i) the mailing by the Rights Agent to the address or (ii) the payment by the Rights Agent by wire transfer of immediately available funds to the account, of each Holder as reflected in the CVR Register the last of the Milestone Payment Amounts (if any) required to be paid under the terms of this Agreement, and (c) the delivery of a written notice of termination duly executed by Parent and the Acting Holders. For the avoidance of doubt, the right of any Holder to receive the Milestone Payment with respect to the Milestone, and any covenants and obligations of Parent (other than pursuant to Section 2.4(d)), shall be irrevocably terminated and extinguished if the Milestone is not achieved before the earlier of the Milestone Expiration and the Termination (it being understood for purposes of this Section 6.8 and solely with respect to the Milestone, that, if the FDA has issued one or more orders that impose a clinical hold on the investigation of the CVR Product for the Indication, the Milestone shall not be deemed achieved unless or until no such order is in effect). Notwithstanding the foregoing, no termination shall affect any rights or obligations accrued prior to the effective date of such termination (including the right of any Holder to receive the Milestone Payments under Section 2.4 to the extent earned prior to the earlier of the Milestone Expiration and the Termination) or Sections 6.4, 6.5, 6.6, 6.7, 6.9, 6.12 or this Section 6.8, which shall survive the termination of this Agreement, or the resignation, replacement or removal of the Rights Agent.

A-1-16

Section 6.9   Entire Agreement.   This Agreement and the Transaction Agreement (including the schedules, annexes and exhibits thereto and the documents and instruments referred to therein) contain the entire understanding of the parties hereto and thereto with reference to the transactions and matters contemplated hereby and thereby and supersede all prior agreements, written or oral, among the parties with respect hereto and thereto. If and to the extent that any provision of this Agreement is inconsistent or conflicts with the Transaction Agreement, then solely with respect to the Rights Agent, this Agreement will govern and be controlling.
Section 6.10   Further Assurances.   Subject to the provisions of this Agreement, Parent and the Rights Agent will, from time to time, do all commercially reasonable acts and things and execute and deliver all such further documents and instruments, as Parent and the Rights Agent may reasonably require for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
Section 6.11   Force Majeure.   Notwithstanding anything to the contrary contained herein, none of the Rights Agent, Parent or any of its Subsidiaries will be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, pandemics, epidemics, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor disputes, strikes, or shortages, war or civil unrest, it being understood that such parties shall use commercially reasonable efforts to resume performance as soon as reasonably practicable under the circumstances.
Section 6.12   Legal Holiday.   In the event that the Milestone Payment Date shall not be a Business Day, then, notwithstanding any provision of this Agreement to the contrary, any payment required to be made in respect of the CVRs on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Milestone Payment Date.
Section 6.13   Confidentiality.   The Rights Agent and Parent agree that all books, records, information and data pertaining to the business of the other party, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by a valid order of a Governmental Entity of competent jurisdiction or is otherwise required by law or regulation.
[Remainder of Page Left Blank Intentionally]

A-1-17

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.
ALKERMES PLC
By:

Name:
Title:
[Signature Page to Contingent Value Rights Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.
[RIGHTS AGENT]
By:

Name:
Title:
[Signature Page to Contingent Value Rights Agreement]

Annex B
AMENDMENT NO. 1 TO THE TRANSACTION AGREEMENT
This Amendment No. 1, dated as of November 18, 2025 (this “Amendment”), to the TRANSACTION AGREEMENT (the “Agreement”), dated as of October 22, 2025, is entered into by and between Alkermes plc, an Irish public limited company with registered number 498284 having its registered office at Connaught House, 1 Burlington Road, Dublin 4, Ireland D04 C5Y6 (“Parent”), and Avadel Pharmaceuticals plc, an Irish public limited company with registered number 572535 having its registered office at 10 Earslfort Terrace, Dublin 2, Ireland (the “Company”).
WHEREAS, Parent and the Company, have previously entered into the Agreement, relating to a recommended offer to be made by Parent for the entire issued and to be issued ordinary shares, nominal value $0.01 per share, of the Company to be implemented by the Scheme or, at the election of Parent and subject to the terms of the Transaction Agreement, by means of a takeover offer; and
WHEREAS, the Company and Parent desire to amend the Agreement in accordance with Section 10.5 of the Agreement.
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in this Amendment, and other good and valuable consideration, the adequacy and receipt of which hereby are acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:
Section 1.1   All capitalized terms used herein shall have the meanings set forth in the Agreement, unless the context indicates otherwise.
Section 1.2   Section 1.1 of the Agreement is hereby amended by:
(a)   deleting the definition of “Cash Consideration” and replacing it with the following:
“Cash Consideration” means $21.00 in cash per Company Share.
(b)   deleting the definition of “Financing Information” in its entirety; and
(c)   deleting the definition of “End Date” and replacing it with the following:
“End Date” means the date that is twelve (12) months from the date of this Agreement, provided, that if the Completion shall not have occurred as of the End Date and all the conditions to Completion, other than Conditions 1, 2.3, 2.4 and 3.1 (including as a result of a Government Shutdown), would be satisfied if the Completion were to occur on such date, the End Date shall be automatically extended to the date that is fifteen months (15) from the date of this Agreement, and such date shall be the End Date.
(d)   deleting the definition of “Cap” and replacing it with the following:
“Cap” means an amount equal to one percent (1%) of the aggregate value of the total Cash Consideration payable with respect to the Company Shares in connection with the Acquisition (excluding, for clarity, any interest in such share capital of the Company held by Parent or any Concert Parties of Parent).
(e)   deleting the definition of “Debt Agreement” and replacing it with the following:
“Debt Agreement” means that certain Amended and Restated Bridge Term Loan Credit Agreement, dated as of the First Amendment Effective Date, among Parent, as a borrower, Alkermes, Inc., as a borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, an executed copy of which has been provided to the Company on the First Amendment Effective Date.
(f)   adding the following definition of “First Amendment Effective Date”:
“First Amendment Effective Date” means the date on which Amendment No. 1 to the Transaction Agreement was executed by Parent and the Company, which was, for avoidance of doubt, November 18, 2025.

Section 1.3   The last sentence of Section 7.2(b) of the Agreement is hereby deleted and replaced in its entirety with the following:
The Company will provide all information reasonably required to enable Parent to make such Filings and to achieve the fulfilment of the conditions precedent and cooperate with Parent in its efforts to comply with its obligations under this Agreement, including in seeking to obtain any required Clearances, including contesting any Action commenced by any Governmental Entity in connection with the transactions contemplated hereby.
Section 1.4   Section 7.2(c) of the Agreement is hereby deleted and replaced in its entirety with the following:
Notwithstanding Section 7.2(b) or anything else in this Agreement to the contrary, but subject in any event to Section 7.2(d), Parent shall promptly take the steps necessary to obtain all Clearances under the HSR Act and each other Antitrust Law or foreign investment Law, including all jurisdictions listed on Section 7.2(b) of the Company Disclosure Schedule, so as to enable the parties to consummate the Acquisition and the other transactions contemplated hereby as promptly as reasonably practicable and in any event on or before the End Date, including taking the following actions to the extent required to obtain such Clearances: (i) committing to or effecting, by consent decree, hold separate orders, trust, or otherwise, the sale, divestiture, license, transfer, assignment or other disposition of assets or businesses of the Parent, its Subsidiaries or Affiliates or the Company, or any portions thereof, (ii) terminating, relinquishing, modifying, transferring, assigning, restructuring or waiving existing agreements, collaborations, relationships, ventures, contractual rights, obligations or other arrangements of the Parent, its Subsidiaries or Affiliates or the Company, (iii) creating or consenting to create any relationships, ventures, contractual rights, obligations, behavioral undertakings or other arrangements of the Parent, its Subsidiaries or Affiliates or the Company (or, in each case, agreeing or offering to agree to do the same) (any action contemplated by the preceding clauses (i) through (iii), a “Remedy Action”) and (iv) contesting any Action brought by any Governmental Entity or other Person challenging or seeking to enjoin, prevent or delay the closing of the Acquisition and the other transactions contemplated by this Agreement, provided, however, that (A) any Remedy Action shall be conditioned upon the occurrence of the Completion unless Parent, in its sole discretion, elects otherwise, and (B) the Company shall not, and shall cause its Subsidiaries not to, propose, offer, or commit to, or otherwise take, any Remedy Action without the prior written consent of Parent.
Section 1.5   Section 7.2(d) of the Agreement is hereby deleted and replaced in its entirety with the following:
Parent shall have the right to (i) direct, devise and implement the strategy for obtaining any necessary Clearance from and submitting filings to, for responding to any request from, inquiry or investigation by (including directing the timing, nature and substance of all such responses), and lead all meetings and communications (including any negotiations) with, any Governmental Entity that has authority to enforce any Antitrust Law, and (ii) control the commencement, defense and settlement of any Action brought by or before any Governmental Entity that has authority to enforce any Antitrust Law or foreign investment Law or any other Person pursuant to any Antitrust Law or foreign investment Law; provided, however, that Parent shall reasonably consult with the Company and consider in good faith the views and comments of the Company in connection with the foregoing.
Section 1.6   The second sentence of Section 7.2(f) of the Agreement is hereby deleted and replaced in its entirety with the following:
Subject to Section 7.2(d), none of the Company, Parent or their respective Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with any Governmental Entity, or any member of the staff of any Governmental Entity, in respect of any Filing, Action (including the settlement of any investigation) or other inquiry regarding the Acquisition or the Scheme unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, allows the other party to participate.

Section 1.7   Section 7.2(h) of the Agreement is hereby deleted and replaced in its entirety with the following:
From the date of this Agreement through the earlier of the termination of this Agreement or Completion, Parent shall not, and shall cause its Subsidiaries and Affiliates not to, acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity interests in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the closing of such acquisition, merger or consolidation would reasonably be expected to (i) impose a material delay in the obtaining of, or significantly increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any Governmental Entity necessary to close the Acquisition and the other transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any Governmental Entity entering an order prohibiting the closing of the Acquisition and the other transactions contemplated by this Agreement or (iii) materially delay the closing of the Acquisition and the other transactions contemplated by this Agreement.
Section 1.8   Section 7.1(f) of the Agreement is hereby deleted in its entirety and such clause is reserved. All references in the Agreement to Section 7.1(f) of the Agreement and any cross-references, definitions, schedules, exhibits, or other provisions, only to the extent that any of the foregoing refer to or rely upon Section 7.1(f), are hereby deleted.
Section 1.9   Section 7.7 of the Agreement is hereby deleted in its entirety and such clause is reserved. All references in the Agreement to Section 7.7 of the Agreement and any cross-references, definitions, schedules, exhibits, or other provisions, only to the extent that any of the foregoing refer to or rely upon Section 7.7, are hereby deleted.
Section 1.10   The Company agrees that, following the execution of this Amendment, there is no Company Alternative Proposal made prior to the execution of this Amendment that constitutes a Company Superior Proposal. If any Company Alternative Proposal is made following the execution of this Amendment (including any amendment to any Company Alternative Proposal made prior to such execution), the Company shall treat each such Company Alternative Proposal as a new Company Alternative Proposal for purposes of Section 5.2 of the Agreement (including, for the avoidance of doubt, that the notice period for any notification delivered following the execution of this Amendment under Section 5.2(e)(i) shall be five (5) Business Days).
Section 1.11   Each of the Company and Parent confirms that its respective board of directors (or a duly authorized committee thereof) has approved the contents and release of an announcement to be made by the Parties in respect of the matters contemplated by this Amendment, in the form agreed to by or on behalf of the Parties (the “Revised Offer Announcement”). Following the execution of this Amendment, the Company and Parent shall jointly, in accordance with, and for the purposes of, the Takeover Rules, procure the release of the Revised Offer Announcement to a Regulatory Information Service by no later than 5:00 pm, New York City time, on November 19, 2025, or such later time as may be agreed between the Parties in writing.
Section 1.12   Except as otherwise expressly provided herein, the Agreement shall remain unchanged and in full force and effect.
Section 1.13   From and after the execution of this Amendment by the Parties hereto, any reference to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.
Section 1.14   Sections 10.2 through 10.7 and Sections 10.9 through 10.16 of the Agreement shall apply mutatis mutandis to this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.
ALKERMES PLC,
as Parent,

By:
/s/ Declan O’Connor

Name:
Declan O’Connor

Title:
Board Authorized Signatory

[Signature Page to Amendment No. 1 to the Transaction Agreement]

AVADEL PHARMACEUTICALS PLC,
as the Company,

By:
/s/ Peter Thornton

Name:
Peter Thornton

Title:
Director

[Signature Page to Amendment No. 1 to the Transaction Agreement]

Annex C
CONDITIONS OF THE ACQUISITION AND THE SCHEME
The Acquisition and the Scheme will comply with the Takeover Rules and, where relevant, the rules and regulations of the Exchange Act, the Act and the Nasdaq, and are subject to the terms and conditions set out in this Announcement and to be set out in the Scheme Document. The Acquisition and the Scheme are, to the extent required by the Laws of Ireland, governed by the Laws of Ireland.
The Acquisition and the Scheme will be subject to the conditions set out in this Appendix III (the “Conditions”).
1.   The Acquisition will be conditional upon the Scheme becoming effective and unconditional on or prior to the End Date (or such earlier date as may be specified by the Panel, or such later date as Parent and the Company may, subject to receiving the consent of the Panel and the High Court, in each case if required, agree).
2.   The Scheme will be conditional upon:
2.1   the Scheme having been approved by a majority in number of members of each class of Company Shareholders (including as may be directed by the High Court pursuant to Section 450(5) of the Act) representing, at the relevant voting record time, at least seventy-five percent (75%) in value of the Company Shares of that class held by Company Shareholders, in each case present and voting either in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting);
2.2   each of the Required EGM Resolutions having been duly passed by the requisite majority of Company Shareholders at the EGM (or at any adjournment or postponement of such meeting);
2.3   the High Court having sanctioned (with or without material modification, but subject to any material modification being acceptable to each of Parent and the Company) the Scheme pursuant to Sections 449 to 455 of the Act (the date on which the condition in this paragraph 2.3 is satisfied, the “Sanction Date”); and
2.4   copies of the Court Order having been delivered for registration to the Registrar of Companies.
3.   Parent and the Company have agreed that, subject to paragraph 6, the Acquisition will also be conditional upon the following matters having been satisfied or waived on or before the Sanction Date:
3.1   the applicable waiting periods (and any extension thereof) under the HSR Act in connection with the Acquisition having expired or been earlier terminated, and, to the extent applicable, any agreement between the Company and Parent, on the one hand, and the Federal Trade Commission or the Antitrust Division of the United States Department of Justice, on the other hand, not to consummate the Scheme or the Acquisition having expired or been earlier terminated;
3.2   no Governmental Entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Acquisition; and
3.3   the Transaction Agreement not having been terminated by the applicable Party or Parties as set forth below as a consequence of an event set forth below (such events being the events set out in the Transaction Agreement following the occurrence of which the Transaction Agreement may be terminated in accordance with its terms):
3.3.1   termination by either the Company or Parent if the Scheme Meeting or the EGM shall have been completed and the Scheme Meeting Resolution or the Required EGM Resolutions, as applicable, shall not have been approved by the requisite majorities;
3.3.2   termination by either the Company or Parent if the Effective Time shall not have occurred by 5:00 p.m., New York City time, on the End Date; provided, that such right to terminate the Transaction Agreement shall not be available to a Party whose breach of any provision of the Transaction Agreement shall have been the primary cause of the failure of the Effective Time to have occurred by such time;
3.3.3   termination by either the Company or Parent if the High Court shall have declined or refused to sanction the Scheme, unless both Parties shall have agreed in writing within thirty (30) days of such decision that the decision of the High Court shall be appealed (it being agreed that the Company shall make such an appeal if requested to do so in writing by Parent and the respective counsels appointed by Parent and by the Company in accordance with the Transaction Agreement agree that doing so is a reasonable course of action);
3.3.4   termination by either the Company or Parent if there shall be in effect any applicable Law or final and non-appealable Order issued, promulgated, made, rendered or entered into by any Governmental Entity of competent jurisdiction that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Acquisition; provided that such right to terminate the Transaction Agreement shall not be available to any Party whose material breach of any provision of the Transaction Agreement shall have been the primary cause of such Law, order, writ, decree, judgment or injunction;
3.3.5   termination by the Company if Parent shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of Condition 5.2 or 5.3, as applicable, and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) thirty (30) days following written notice by the Company thereof;
3.3.6   termination by the Company prior to obtaining the Company Shareholder Approval, if (1) in accordance with Section 5.2 of the Transaction Agreement, the Company Board shall have authorized the Company to terminate the Transaction Agreement in response to a Company Superior Proposal and (2) substantially concurrently with such termination, a definitive agreement providing for the consummation of the transactions contemplated by such Company Superior Proposal shall have been duly executed and delivered by all parties thereto; provided, however, that the Company shall not be entitled to terminate the Transaction Agreement pursuant to the termination right summarized in this paragraph 3.3.6, and no such purported termination shall have any effect, unless, prior to or substantially concurrently with such termination, the Company shall have paid Parent the applicable Reimbursement Amounts (as defined in the Transaction Agreement) under Section 9.2(a) of the Transaction Agreement (it being understood that, without limiting the Company’s obligations under Section 9.2(a) of the Transaction Agreement, only such costs and expenses accrued prior to such termination and for which Parent, prior to the termination, submits to the Company in writing a request for such amounts and written invoices or written documentation supporting such request in accordance with the provisions of Section 9.2 of the Transaction Agreement shall be due substantially concurrently with such termination, subject at all times to the Cap);
3.3.7   termination by Parent if the Company shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of Condition 4.2 or 4.3, as applicable, and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) thirty (30) days following written notice by Parent thereof;
3.3.8   termination by Parent if, prior to the receipt of the Company Shareholder Approval, a Company Board Change of Recommendation (as defined in the Transaction Agreement) shall have occurred; or
3.3.9   termination by mutual written consent of the Company and Parent, subject to the consent of the Panel (if required).

4.   Parent and the Company have agreed that, subject to paragraph 6, Parent’s obligation to effect the Acquisition will also be conditional upon the following matters having been satisfied (or, to the extent permitted by applicable Law, waived by Parent) on or before the Sanction Date:
4.1   from October 22, 2025 (being the date of this Announcement) to the Sanction Date, there having not been any event, change, effect, development or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
4.2   (a) the representation and warranty of the Company set forth in Section 6.1(A)(k)(ii) (Absence of Certain Changes or Events) of the Transaction Agreement having been true and correct in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date, (b) the representation and warranty of the Company set forth in Section 6.1(A)(c)(i) – (ii) and the last sentence of 6.1(A)(c)(iii) (Capitalization) of the Transaction Agreement having been true and correct in all respects, except for any de minimis inaccuracies, at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all respects, except for any de minimis inaccuracies, as of such particular date), (c) each of the representations and warranties of the Company set forth in Sections 6.1(A)(a) (Qualification, Organization, Subsidiaries, etc.), 6.1(A)(b)(i) (Subsidiaries), the first sentence of 6.1(A)(c)(iii) (Capitalization), 6.1(A)(d) (Corporate Authority Relative to this Agreement; No Violation), 6.1(A)(s) (Required Vote of Company Shareholders), 6.1(A)(v) (Opinions of Financial Advisors), 6.1(A)(w) (Finders or Brokers) and 6.1(A)(y) (Takeover Statutes) of the Transaction Agreement having been true and correct (read for the purpose of this paragraph 4.2(c) without any qualification as to materiality or Company Material Adverse Effect therein) in all material respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all material respects as of such particular date), and (d) each of the representations and warranties of the Company set forth in Section 6.1 of the Transaction Agreement (other than those specifically listed in paragraphs 4.2(a), 4.2(b) or 4.2(c)) having been true and correct (read for the purpose of this paragraph 4.2(d) without any qualification as to materiality or Company Material Adverse Effect therein) in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all respects as of such particular date), except for such failures to be true and correct as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
4.3   the Company having performed and complied, in all material respects, with all of the covenants and agreements that the Transaction Agreement requires the Company to perform or comply with prior to the Sanction Date; and
4.4   Parent having received a certificate from an executive officer of the Company confirming the satisfaction of the conditions set forth in paragraphs 4.2 and 4.3.
5.   Parent and the Company have agreed that, subject to paragraph 6, the Company’s obligation to effect the Scheme and the Acquisition will also be conditional upon the following matters having been satisfied (or, to the extent permitted by applicable Law, waived by the Company) on or before the Sanction Date:
5.1   from October 22, 2025 (being the date of this Announcement) to the Sanction Date, there having not been any event, change, effect, development or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;
5.2   (a) each of the representations and warranties of Parent set forth in Section 6.2(A)(a) (Qualification, Organization, etc.) and Section 6.2(A)(b) (Corporate Authority Relative to this Agreement; No Violation) of the Transaction Agreement having been true and correct (read for the purpose of this paragraph 5.2(a) without any qualification as to materiality or Parent Material Adverse Effect therein) in all material respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all material respects as of such particular date), and (b) each of the representations and warranties of Parent set forth in Section 6.2 of the Transaction Agreement (other than those specifically listed in paragraph 5.2(a)) having been true and correct (read for the purpose of this paragraph 5.2(b) without any qualification as to materiality or Parent Material Adverse Effect therein) in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all respects as of such particular date), except for such failures to be true and correct as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;
5.3   Parent having performed and complied, in all material respects, with all of the covenants and agreements that the Transaction Agreement requires Parent to perform or comply with prior to the Sanction Date;
5.4   the Company having received a certificate from an executive officer of Parent confirming the satisfaction of the conditions set forth in paragraphs 5.2 and 5.3; and
5.5   the CVR Agreement shall be in full force and effect.
6.   Subject to the requirements of the Panel:
6.1   Parent and the Company reserve the right (but neither Party shall be under any obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of the conditions in paragraph 3 (provided that no such waiver shall be effective unless agreed to by both Parties);
6.2   Parent reserves the right (but shall be under no obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of the conditions in paragraph 4; and
6.3   the Company reserves the right (but shall be under no obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of the conditions in paragraph 5.
7.   The Scheme will lapse unless it is effective on or prior to the End Date (or such earlier date as may be specified by the Panel, or such later date as Parent and the Company may, subject to receiving the consent of the Panel and the High Court, in each case if required, agree).
8.   If Parent is required to make an offer for Company Shares under the provisions of Rule 9 of the Takeover Rules, Parent may make such alterations to any of the Conditions as are necessary to comply with the provisions of that rule.
9.   Parent reserves the right, subject to the consent of the Panel, to effect the Acquisition by way of a Takeover Offer in the circumstances described in and subject to the terms of Section 3.6 of the Transaction Agreement. Without limiting Section 3.6 of the Transaction Agreement, in the event the Acquisition is structured as a Takeover Offer, such offer will be implemented on terms and conditions that are at least as favorable to the Company Shareholders and the holders of Company Options, Company Performance Options and Company Share Awards as those which would apply in relation to the Scheme (except for an acceptance condition set at 80% of the nominal value of the Company Shares to which such an offer relates (and which are not already in the beneficial ownership of Parent) or such lesser percentage being more than 50%, as Parent may, with the consent of the Panel (if required) decide).

Annex D

November 18, 2025
Board of Directors
Avadel Pharmaceuticals plc
10 Earlsfort Terrace
Dublin 2, Ireland
D02 T380
Members of the Board:
We understand that Avadel Pharmaceuticals plc (the “Company”) and Alkermes plc (the “Buyer”) propose to enter into Amendment No. 1, substantially in the form of the draft dated November 18, 2025 (the “Amendment”) to the Transaction Agreement, dated October 22, 2025, by and between the Buyer and the Company (the “Initial Transaction Agreement” and, the Initial Transaction Agreement as amended by the Amendment, the “Transaction Agreement”). The Transaction Agreement provides, among other things, for the acquisition (the “Acquisition”) of the issued and outstanding ordinary share capital of the Company by the Buyer by means of the Scheme (as defined in the Transaction Agreement). At the effective time of the Acquisition, each holder of outstanding ordinary shares of the Company, nominal value $0.01 per share (the “Company Shares”), other than Company Shares held by the Buyer or any Concert Parties (as defined in the Transaction Agreement) of the Buyer (collectively, the “Excluded Shares”), will receive per Company Share (a) $21.00 in cash (the “Cash Consideration”) plus (b) one contractual contingent value right, representing the right to receive $1.50 in cash, if the Milestone (as defined in the CVR Agreement (as defined in the Transaction Agreement and in the form attached as Exhibit A to the Transaction Agreement)) is achieved prior to the Milestone Expiration (as defined in the CVR Agreement) and before the Termination (as defined in the CVR Agreement), subject to and in accordance with the terms of the CVR Agreement (the “CVR Consideration” and, together with the Cash Consideration, the “Consideration”). The terms and conditions of the Acquisition are more fully set forth in the Transaction Agreement and the CVR Agreement.
You have asked for our opinion as to whether the Consideration to be received by the holders of Company Shares (other than the holders of the Excluded Shares) pursuant to the Transaction Agreement is fair from a financial point of view to such holders of Company Shares.
For purposes of the opinion set forth herein, we have:

1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed (i) certain financial projections, as prepared by and approved for our use by the management of the Company (the “Financial Projections”), (ii) certain estimates as to the probability and timing of achievement of the Milestone, as prepared by and approved for our use by the management of the Company (the “CVR Estimates”) and (iii) certain forecasts related to the expected utilization by the Company of certain net operating loss carryforwards and tax credits, as prepared by and approved for our use by the management of the Company (the “NOL Forecasts”);

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed the reported prices and trading activity for the Company Shares;

6)
Compared the financial performance of the Company and the prices and trading activity of the Company Shares with that of certain other publicly-traded companies comparable with the Company and their securities;

7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)
Participated in certain discussions and negotiations among representatives of the Company and the Buyer and their financial and legal advisors;

9)
Reviewed the Transaction Agreement, the CVR Agreement and certain related documents; and

10)
Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the Financial Projections, the CVR Estimates and the NOL Forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. We express no view as to the Financial Projections, the CVR Estimates or the NOL Forecasts, or the assumptions upon which they were based. We express no view as to the likelihood the Milestone is achieved or whether the CVR Consideration becomes payable. In addition, we have assumed that the Acquisition will be consummated in accordance with the terms set forth in the Transaction Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Transaction Agreement (including the Amendment) and CVR Agreement will not differ in any material respect from the drafts thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Acquisition, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Acquisition. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to legal, tax and regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of Company Shares (other than the holders of the Excluded Shares) pursuant to the Transaction Agreement. We do not express any view on, and this opinion does not address, any other term or aspect of the Transaction Agreement or the transactions contemplated thereby other than with respect to the fairness, from a financial point of view, of the Consideration to be received by the holders of Company Shares (other than the holders of Excluded Shares) pursuant to the Transaction Agreement, or any term or aspect of any other agreement or instrument contemplated by the Transaction Agreement or the CVR Agreement or entered into or amended in connection therewith. This opinion does not address the relative merits of the transactions contemplated by the Transaction Agreement and the CVR Agreement as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to enter into the Transaction Agreement or proceed with any other transaction contemplated by the Transaction Agreement and the CVR Agreement. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Acquisition, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. In the two years prior to the date hereof, we have provided financial advisory and financing services to the Buyer for which we have received fees in connection with such services, and have not provided financial advisory or financing services to the Company for which we have received fees in connection with such services. As of the date hereof, so far as we are aware, we and/or our affiliates hold an aggregate interest of: (x) between 1% and 2% of the ordinary shares of the Company and (y) between 1% and 2% of the ordinary shares of the Buyer, which interests are held in connection with our and/or our affiliates’ investment management business, wealth management business, including client discretionary accounts, or ordinary course trading activities, including hedging activities. Morgan Stanley may also seek to provide financial advisory and financing services to the Company and the Buyer and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Company, the Buyer, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Acquisition.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of Company Shares (other than the holders of Excluded Shares) pursuant to the Transaction Agreement is fair from a financial point of view to such holders of Company Shares.
Very truly yours,
MORGAN STANLEY & CO. LLC

By:
/s/ Edward A. Smith

Edward A. Smith
Managing Director

Annex E
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
November 18, 2025
Board of Directors
Avadel Pharmaceuticals plc
10 Earlsfort Terrace
Dublin 2, Ireland
D02 T380
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Alkermes plc (“Alkermes”) and any Concert Parties (as defined in the Agreement (as defined below)) of Alkermes and their respective affiliates) of the outstanding ordinary shares, nominal value $0.01 per share (the “Shares”), of Avadel Pharmaceuticals plc (the “Company”) of the Consideration (as defined below) to be paid to such holders pursuant to the Transaction Agreement, dated as of October 22, 2025 (the “Initial Agreement”), as amended by Amendment No. 1, dated as of November 18, 2025 (the “Amendment”, and the Initial Agreement as amended by the Amendment, the “Agreement”), by and between Alkermes and the Company. The Agreement provides that pursuant to the Scheme (as defined in the Agreement), Alkermes will acquire the entire issued, and to be issued, ordinary share capital of the Company in accordance with terms of the Agreement and each holder of Shares (other than Alkermes and any Concert Parties of Alkermes) will have the right to receive $21.00 per Share in cash (the “Cash Consideration”) and one contractual contingent value right per Share (the “CVR Consideration”, together with the Cash Consideration, the “Consideration”). The CVR Consideration represents the right to receive $1.50 per Share in cash if the Milestone (as defined in the CVR Agreement (as defined in the Agreement)) is achieved prior to the Milestone Expiration (as defined in the CVR Agreement) and before the Termination (as defined in the CVR Agreement), subject to and in accordance with the terms and conditions of the CVR Agreement.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Alkermes, any of their respective affiliates and third parties, and any of their respective affiliates or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. Goldman Sachs & Co. LLC and/or its affiliates may also in the future provide financial advisory and/or underwriting services to the Company, Alkermes and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.
In connection with this opinion, we have reviewed, among other things, the Agreement; the CVR Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2024; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its shareholders; certain publicly available research analyst reports for the Company; certain internal financial analyses and forecasts for the Company, as prepared by the management of the Company and approved for our use by the Company (the “Forecasts”); certain forecasts related to the expected utilization by the Company of certain net operating loss carryforwards and tax credits, as prepared by the management of the Company and approved for our use by the Company (the “NOL Forecasts”); and certain estimates as to the probability and timing of the achievement of the Milestone (as defined in the CVR Agreement), as prepared by the management of the Company and approved for our use by the Company (the “CVR Estimates”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the biotechnology industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts, the NOL Forecasts and the CVR Estimates have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Alkermes and any Concert Parties of Alkermes and their respective affiliates) of Shares, as of the date hereof, of the Consideration to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement, the CVR Agreement or the Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or the CVR Agreement or entered into or amended in connection with the Transaction, including, any allocation of the Consideration, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Consideration to be paid to the holders (other than Alkermes and any Concert Parties of Alkermes and their respective affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Alkermes or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Alkermes or the ability of the Company or Alkermes to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid to the holders (other than Alkermes and any Concert Parties of Alkermes and their respective affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders of Shares.
Very truly yours,
/s/ GOLDMAN SACHS & CO. LLC

(GOLDMAN SACHS & CO. LLC)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Scheme Meeting Proxy Cardq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B 1. That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be agreed to. 2. That, any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme, be approved. For Against Abstain For Against Abstain Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. A Full details of the resolutions to be proposed at the Scheme Meeting are set out in the notice of the Scheme Meeting contained in the proxy statement.1UPX047JXB668043

THIS IS THE BLUE SCHEME MEETING PROXY CARD. NOTE THAT YOU ARE ALSO RECEIVING A SEPARATE YELLOW PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING. PLEASE COMPLETE AND RETURN BOTH PROXY CARDS. Important notice regarding the Internet availability of proxy materials for the Scheme Meeting of Shareholders. The material is available at: www.edocumentview.com/AVDL q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qProxy — Avadel Pharmaceuticals plc2026 Scheme Meeting of Shareholders Proxy Solicited by Board of Directors for Scheme Meeting — [•], 2026 The undersigned being a shareholder of Avadel Pharmaceuticals plc (“Avadel”) hereby appoints Mr. Gregory J. Divis and Mr. Thomas S. McHugh, and each or either of them, as proxies of the undersigned, with full power of substitution or revocation, and authorizes them, and each of them, to vote all the ordinary shares of Avadel that the undersigned is entitled to vote at the Scheme Meeting and any adjournment or postponement thereof upon the matters described in the notice of the Scheme Meeting and the proxy statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this proxy card and upon any such other matters as may properly come before the Scheme Meeting or any adjournment or postponement thereof, and hereby revoking any proxy heretofore given. Any Avadel shareholder of record entitled to attend and vote at the Scheme Meeting may appoint one or more proxies, who need not be an Avadel shareholder of record. If you wish to appoint as proxy any other person or persons, please contact the Company Secretary by writing to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland or by email at [•]. Shares represented by this proxy will be voted as directed herein by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Proposals 1 and 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her, or its votes or cast all of the votes he, she or it uses in the same way. (Items to be voted appear on reverse side)

1UPX 047JWB 1. That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be agreed to. 2. That, any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme, be approved. Full details of the resolutions to be proposed at the Scheme Meeting are set out in the notice of the Scheme Meeting contained in the proxy statement. For Against Abstain For Against Abstain Scheme Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. AMMMMMMMMMMMMMMMMMMMMM 1234 5678 9012 345 668043 If no electronic voting, delete QR code and control # 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/AVDL or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 11:59 pm, Irish Local Time, on [•], 202[•]. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AVDL Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Proxy — Avadel Pharmaceuticals plc q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. 2026 Scheme Meeting of Shareholders Proxy Solicited by Board of Directors for Scheme Meeting — [•], 2026 The undersigned being a shareholder of Avadel Pharmaceuticals plc (“Avadel”) hereby appoints Mr. Gregory J. Divis and Mr. Thomas S. McHugh, and each or either of them, as proxies of the undersigned, with full power of substitution or revocation, and authorizes them, and each of them, to vote all the ordinary shares of Avadel that the undersigned is entitled to vote at the Scheme Meeting and any adjournment or postponement thereof upon the matters described in the notice of the Scheme Meeting and the proxy statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this proxy card and upon any such other matters as may properly come before the Scheme Meeting or any adjournment or postponement thereof, and hereby revoking any proxy heretofore given. Any Avadel shareholder of record entitled to attend and vote at the Scheme Meeting may appoint one or more proxies, who need not be an Avadel shareholder of record. If you wish to appoint as proxy any other person or persons, please contact the Company Secretary by writing to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland or by email at [•]. Shares represented by this proxy will be voted as directed herein by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Proposals 1 and 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her, or its votes or cast all of the votes he, she or it uses in the same way. (Items to be voted appear on reverse side) Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AVDL Important notice regarding the Internet availability of proxy materials for the Scheme Meeting of Shareholders. The material is available at: www.envisionreports.com/AVDL THIS IS THE BLUE SCHEME MEETING PROXY CARD. NOTE THAT YOU ARE ALSO RECEIVING A SEPARATE YELLOW PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING. PLEASE COMPLETE AND RETURN BOTH PROXY CARDS. Avadel Pharmaceuticals plc 2026 Scheme Meeting of Shareholders [•], 2026, [•] (Irish Local Time) Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland

1UPX047K0BExtraordinary General Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qForAgainstAbstainForAgainstAbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below.Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.BProposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.AFull details of the resolutions to be proposed at the Extraordinary General Meeting are set out in the notice of the Extraordinary General Meeting contained in the proxy statement.1. Ordinary resolution to approve the Scheme and authorize the directors of Avadel Pharmaceuticals plc (“Avadel”) to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.2. Special resolution to approve an amendment to the Articles of Association of Avadel so that any Avadel Shares that are issued on or after the Voting Record Time to persons other than Alkermes or its nominee(s) will either be subject to the Scheme or will be immediately and automatically acquired by Alkermes plc and/or its nominee(s) for the Scheme Consideration.4. Ordinary resolution to approve any motion by the Chair to adjourn the Extraordinary General Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Extraordinary General Meeting to approve resolutions 1 and 2.3. Ordinary resolution to approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction.MMMMMMMMMMMMMMMMMMMMM668043

THIS IS THE YELLOW EXTRAORDINARY GENERAL MEETING PROXY CARD.NOTE THAT YOU ARE ALSO RECEIVING A SEPARATE BLUE PROXY CARD FOR THE SCHEME MEETING.PLEASE COMPLETE AND RETURN BOTH PROXY CARDS.Important notice regarding the Internet availability of proxy materials for the Extraordinary General Meeting of Shareholders.The material is available at: www.edocumentview.com/AVDLq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qProxy — Avadel Pharmaceuticals plc2026 Extraordinary General Meeting of Shareholders Proxy Solicited by Board of Directors for Extraordinary General Meeting — [•], 2026 The undersigned being a shareholder of Avadel Pharmaceuticals plc (“Avadel”) hereby appoints Mr. Gregory J. Divis and Mr. Thomas S. McHugh, and each or either of them, as proxies of the undersigned, with full power of substitution or revocation, and authorizes them, and each of them, to vote all the ordinary shares of Avadel that the undersigned is entitled to vote at the Extraordinary General Meeting and any adjournment or postponement thereof upon the matters described in the notice of the Extraordinary General Meeting and the proxy statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this proxy card and upon any such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof, and hereby revoking any proxy heretofore given. Any Avadel shareholder of record entitled to attend and vote at the Extraordinary General Meeting may appoint one or more proxies, who need not be an Avadel shareholder of record. If you wish to appoint as proxy any other person or persons, please contact the Company Secretary by writing to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland or by email at [•]. Shares represented by this proxy will be voted as directed herein by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Proposals 1, 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her, or its votes or cast all of the votes he, she or it uses in the same way. (Items to be voted appear on reverse side)

1UPX 047JZB Extraordinary General Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 1. Ordinary resolution to approve the Scheme and authorize the directors of Avadel Pharmaceuticals plc (“Avadel”) to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect. 2. Special resolution to approve an amendment to the Articles of Association of Avadel so that any Avadel Shares that are issued on or after the Voting Record Time to persons other than Alkermes or its nominee(s) will either be subject to the Scheme or will be immediately and automatically acquired by Alkermes plc and/or its nominee(s) for the Scheme Consideration. 4. Ordinary resolution to approve any motion by the Chair to adjourn the Extraordinary General Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Extraordinary General Meeting to approve resolutions 1 and 2. For Against Abstain For Against Abstain 3. Ordinary resolution to approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Transaction. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. A Full details of the resolutions to be proposed at the Extraordinary General Meeting are set out in the notice of the Extraordinary General Meeting contained in the proxy statement. MMMMMMMMMMMMMMMMMMMMM 1234 5678 9012 345 668043 If no electronic voting, delete QR code and control # 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/AVDL or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 11:59 pm, Irish Local Time, on [•], 202[•]. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AVDL Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Avadel Pharmaceuticals plc2026 Extraordinary General Meeting of Shareholders[•], 2026, [•] (Irish Local Time)Ten Earlsfort Terrace, Dublin 2, D02 T380 IrelandTHIS IS THE YELLOW EXTRAORDINARY GENERAL MEETING PROXY CARD.NOTE THAT YOU ARE ALSO RECEIVING A SEPARATE BLUE PROXY CARD FOR THE SCHEME MEETING.PLEASE COMPLETE AND RETURN BOTH PROXY CARDS.Important notice regarding the Internet availability of proxy materials for the Extraordinary General Meeting of Shareholders.The material is available at: www.envisionreports.com/AVDLSmall steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/AVDLq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qProxy — Avadel Pharmaceuticals plc2026 Extraordinary General Meeting of ShareholdersProxy Solicited by Board of Directors for Extraordinary General Meeting — [•], 2026The undersigned being a shareholder of Avadel Pharmaceuticals plc (“Avadel”) hereby appoints Mr. Gregory J. Divis and Mr. Thomas S. McHugh, and each or either of them, as proxies of the undersigned, with full power of substitution or revocation, and authorizes them, and each of them, to vote all the ordinary shares of Avadel that the undersigned is entitled to vote at the Extraordinary General Meeting and any adjournment or postponement thereof upon the matters described in the notice of the Extraordinary General Meeting and the proxy statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this proxy card and upon any such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof, and hereby revoking any proxy heretofore given.Any Avadel shareholder of record entitled to attend and vote at the Extraordinary General Meeting may appoint one or more proxies, who need not be an Avadel shareholder of record. If you wish to appoint as proxy any other person or persons, please contact the Company Secretary by writing to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland or by email at [•].Shares represented by this proxy will be voted as directed herein by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Proposals 1, 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.The proposals shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her, or its votes or cast all of the votes he, she or it uses in the same way.(Items to be voted appear on reverse side)CNon-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.